UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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☐  Preliminary Proxy Statement
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☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

WESTWOOD ONE, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrants)

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Dear Shareholders:

Enclosed with this letter is a Proxy Statement and proxy card for the Annual Meeting of Shareholders of Westwood One, Inc. (the “Company”) to be held on February 12, 2008 at 9:00 a.m., Pacific Time, at the Company’s offices located at 8965 Lindblade Street, Culver City, CA 90232-2689. A copy of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2006, which report contains consolidated financial statements and other information of interest with respect to the Company and its shareholders is also included with this mailing. Those of you who are receiving this document as part of the annual meeting package should note that the enclosed copy of our Form 10-K/A for the year ended December 31, 2006 is being provided as our most recent annual report. Due to the time between the filing of the 10-K/A and this proxy statement, the most current information about our directors and named executive officers is contained in this proxy statement. We note however that in accordance with SEC rules, the compensation tables which appear in this proxy statement reflect compensation paid to named executive officers for fiscal year 2006. Such compensation tables have not been updated for fiscal year 2007 as such year is not yet completed.

The purpose of the Annual Meeting is to elect three directors, to ratify the appointment of the Company’s independent registered public accounting firm, to approve the proposed agreements and related transactions between the Company and CBS Radio Inc. (“CBS Radio”) and to conduct such other business as may properly come before the meeting. At the Annual Meeting, the holders of Common Stock, voting alone, will elect one independent member of the Company’s Board of Directors. Holders of Common Stock and Class B Stock, voting together, will elect two non-independent members of the Company’s Board of Directors, ratify the appointment of the Company’s independent registered public accounting firm, and consider and act upon such other business as may properly come before the meeting. Holders of Common Stock and Class B Stock (excluding shares held by CBS Radio and its affiliates), voting together, will vote on the proposed agreements and related transactions with CBS Radio.

IT IS IMPORTANT THAT YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE PROVIDED POSTAGE-PAID ENVELOPE IF YOU DO NOT INTEND TO BE PRESENT AT THE MEETING. IF YOU DO LATER DECIDE TO ATTEND, YOUR PROXY WILL AUTOMATICALLY BE REVOKED IF YOU VOTE IN PERSON. ACCORDINGLY, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE PROXY CARD NOW IN ORDER TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

We appreciate your continued support.

Sincerely,

WESTWOOD ONE, INC.

Norman J. Pattiz
Chairman of the Board

December 21, 2007

GENERAL
ABOUT THE MEETING
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EXECUTIVE OFFICERS
COMPENSATION DISCUSSION AND ANALYSIS
SUMMARY COMPENSATION TABLE
OUTSTANDING EQUITY AWARDS AT 2006 FISCAL YEAR-END
OPTIONS EXERCISED AND STOCK VESTED
PENSION BENEFITS
NONQUALIFIED DEFERRED COMPENSATION(1)
DIRECTOR COMPENSATION
PROPOSAL 1 – ELECTION OF DIRECTORS
PROPOSAL 2 – SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3 – CBS TRANSACTIONS
SUMMARY
BACKGROUND, RECOMMENDATION AND REASONS
MASTER AGREEMENT
RELEASE AND ASSESSMENT OF POTENTIAL CLAIMS
OTHER NEW TRANSACTION DOCUMENTS
GLOSSARY
OTHER MATTERS
SOLICITATION
SHAREHOLDER PROPOSALS FOR 2008

40 West 57th Street
New York, NY 10019

Proxy Statement

GENERAL

This proxy statement (first mailed to shareholders on or about December 21, 2007) is furnished in connection with the solicitation of proxies by Westwood One, Inc., a Delaware corporation (the “Company” or “Westwood”), for use at the Annual Meeting of Shareholders of the Company to be held on February 12, 2008 at 9:00 a.m., Pacific Time, at the Company’s offices located at 8965 Lindblade Street, Culver City, CA 90232-2689, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The Company’s Annual Report on Form 10-K/A for the year ended December 31, 2006, including consolidated financial statements and other information, accompanies this proxy statement but does not form a part of the proxy soliciting material.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders accompanying this proxy statement, including the election of directors, the ratification of the selection of the Company’s independent registered public accounting firm, the approval of the proposed agreements and related transactions with CBS Radio and such other business as may properly come before the meeting. In addition, management will report on the performance of the Company during 2006 and respond to questions from shareholders.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on December 14, 2007, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. As of the record date, there were 87,109,937 shares of Common Stock of the Company (“Common Stock”) outstanding, excluding treasury shares, and 291,722 shares of Class B Stock of the Company (“Class B Stock”) outstanding.

What are the voting rights of holders of the Company’s Common Stock and Class B Stock?

Under the Company’s certificate of incorporation, each holder of outstanding Common Stock is entitled to cast one (1) vote for each share of Common Stock held by such holder and each holder of Class B Stock is entitled to cast fifty (50) votes for each share of Class B Stock held by such holder. Only the Common Stock is publicly traded.

Who can attend the meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. If you attend, please note that cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date in order to gain entrance.

What constitutes a quorum?

With respect to the election of the directors to be elected by the holders of the Common Stock voting alone, the presence at the meeting, in person or by proxy, of the holders of at least one-third of the shares of Common Stock outstanding on the record date and the presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the Common Stock and the Class B Stock outstanding on the record date will constitute a quorum, permitting the holders of Common Stock to take action on that matter. With respect to all other matters to be voted on at the meeting, the presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the Common Stock and the Class B Stock outstanding on the record date will constitute a quorum, permitting the shareholders to take action on those matters.

Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum.

How do I vote?

If you complete and properly sign and date the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be suspended if you attend the meeting in person and vote, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors of the Company (the “Board” or the “Board of Directors”). The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	FOR the election of the nominated directors;

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2007; and

•	FOR the approval of the proposed agreements and related transactions with CBS Radio.

Management is not aware of any matters, other than those specified above, that will be presented for action at the annual meeting, but if any other matters do properly come before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, at their discretion.

How will the Company’s relationship with CBS Radio and its affiliates change if the proposed transactions with CBS Radio (hereinafter referred to as the “CBS transactions”) are approved?

If the CBS transactions are approved, as of the closing date, CBS Radio will no longer manage the Company. The Company will employ its CEO and CFO directly. CBS Radio will no longer employ the Company’s CEO nor reimburse the Company for the costs related to the Company’s CFO. On the closing date, directors of the Company who are employees of CBS Radio or its affiliates will resign from their director positions at the Company.

As part of the new arrangement, the Company will secure distribution of certain of its Network programming and Metro products, and all commercial inventory associated with the foregoing, to 140 CBS radio stations through March 31, 2017 (unless earlier terminated in accordance with the express terms of the agreements). The compensation payable by the Company to CBS Radio will include adjustments to compensation based on the audience delivered by each CBS radio station (in the case of Westwood One Affiliation Agreements) and its Commercial Clearance levels. The new arrangement will also clarify and better document existing practices between the Company and CBS Radio relating to the Company’s use of CBS facilities, equipment, programming and trademarks in its business.

Finally, as part of the proposed CBS transactions, the Company (including its affiliates) and CBS Radio (including CBS Corporation’s controlled affiliates) will mutually release each other from all potential and pre-existing claims between them, subject to certain limited exceptions which are described in more detail in Proposal 3.

What conditions are required to be fulfilled before the proposed CBS transactions take effect?

The principal conditions to the CBS transactions include, among others, approval of the proposed agreements and related transactions, by the Company’s shareholders (other than CBS Radio and its affiliates), a refinancing or modification of the Company’s credit agreement and payment by the Company of its outstanding obligations to CBS Radio, estimated to be approximately $12.8 million, plus an additional $5.0 million to be paid to CBS Radio at closing.

As described in more detail under “Proposal 3 — CBS Transactions” (refer to p. 42), at the time this proxy statement was mailed, the Company had not modified or refinanced its credit agreement. The Company cannot be certain that it will be able to modify or refinance its credit agreement on acceptable terms. At a minimum, in order to close the CBS transaction the Company will need to obtain from its senior lenders a waiver of and/or consent to the provision in the Company’s existing credit agreement specifying that termination of the Management Agreement is an event of default.

What will happen if the proposed CBS transactions are not approved by the Company’s shareholders?

The Company’s existing relationship with CBS Radio, including the Management Agreement, will remain in effect until March 31, 2009, at which time the Company’s distribution arrangements with CBS radio stations could cease. The Company, along with the Board and the Strategic Review Committee, will continue to review and consider various strategic alternatives for the Company. As discussed above, shareholder approval of the CBS transaction is one, but not the sole, closing condition to the CBS transaction. Even if Company shareholders approve the CBS transaction, in order to complete the transaction, all closing conditions, including the Refinancing Condition (defined on p. 55 of this proxy statement), must be satisfied.

If approved, when will the CBS transactions become effective?

The Company expects the CBS transactions would become effective during the first quarter of 2008, assuming satisfaction or waiver of all conditions to closing.

What vote is required to approve each item?

With respect to the election of directors and the ratification of auditors, the affirmative vote of a majority of the votes entitled to be cast and represented in person or by proxy at the meeting will be required to approve each such matter. With respect to the CBS transactions, the affirmative vote of the shareholders representing a majority of the Common Stock and Class B Stock (not including stock that is beneficially owned by CBS Radio or its affiliates) represented in person or by proxy at the meeting will be required to approve the agreements and related transactions with CBS Radio. The Common Stock beneficially owned by CBS Radio or its affiliates will count towards the determination of a quorum only. Other than with respect to the election of Mr. Smith, the Common Stock and the Class B Stock vote together as a class on all matters proposed. With respect to the election of Mr. Smith, the Common Stock votes separately as a class and the Class B Stock does not vote. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some or all of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

What is beneficial ownership?

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage of ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date. The following information is based on information contained in the most recent Schedule 13D/13G filings made available to the Company.

How much stock do the Company’s 5% shareholders own?

The following table shows the amount of the Common stock and Class B stock beneficially owned (unless otherwise indicated) by our largest shareholders (those who own more than 5% of the outstanding class of shares). For purposes of calculating the percentage ownership of each large shareholder, the Company used figures as of October 31, 2007, when there were 87,113,118 shares of Common stock outstanding and 291,796 shares of Class B stock outstanding.

	Aggregate Number of Shares
	Beneficially Owned(1)
	Common Stock			Class B Stock
Name and Address of Beneficial Owner(2)	Number		Percent	Number	Percent

CBS Radio Network Inc., a subsidiary of CBS Radio Inc.	16,000,000	(3)	18.4%	–	–
1515 Broadway New York, NY 10036
FMR Corp.	9,352,100	(4)	10.7%	–	–
82 Devonshire Street Boston, MA 02109
Hotchkis and Wiley Capital Management, LLC	7,672,700	(5)	8.8%	–	–
725 S. Figueroa Street, 39th Floor Los Angeles, CA 90017
Royce & Associates, LLC	6,242,300	(6)	7.2%	–	–
1414 Avenue of the Americas New York, NY 10019

(1)	The persons in the table have sole voting and investment power with respects to all shares of Common stock and Class B stock, unless otherwise indicated.
(2)	Tabular information for such entities is based on information contained in the most recent Schedule 13D/13G filings made available to the Company.
(3)	These shares are owned by CBS Radio Network Inc., a wholly-owned subsidiary of CBS Radio Media Corporation, which in turn is a wholly-owned subsidiary of CBS Radio Inc. (“CBS Radio”), a wholly-owned subsidiary of CBS Corporation, but may also be deemed to be beneficially owned by: (a) NAIRI, Inc. (“NAIRI”), which owns approximately 76.4% of CBS Corporation’s voting stock, (b) NAIRI’s parent corporation, National Amusements, Inc. (“NAI”), and (c) Sumner M. Redstone, who is the controlling shareholder of NAI. Such amount does not include 2,000,000 shares underlying warrants held by CBS Radio. As of December 31, 2006, CBS Radio Network Inc. has shared voting power and shared dispositive power with respect to 16,000,000 shares.
(4)	These shares are owned by Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp., through one investment company, Fidelity Low Priced Stock Fund. As of December 31, 2006, each of Edward C. Johnson 3d and FMR Corp., through its control of Fidelity, has sole voting power with respect to 0 shares and sole dispositive power with respect to 5,053,774 shares.
(5)	As of September 10, 2007 Hotchkis and Wiley Capital Management, LLC has sole voting power with respect to 5,954,100 shares and sole dispositive power with respect to 9,352,100 shares.
(6)	As of December 31, 2006 Royce & Associates, LLC has sole voting power with respect to 6,242,300 shares and sole dispositive power with respect to 6,242,300 shares.

How much stock does the Company’s management, specifically named executive officers and directors officers own?

The following table shows the amount of the Common stock and Class B stock beneficially owned (unless otherwise indicated) by members of our management team, which include the current executive officers named in the Summary Compensation Table (the “named executive officers”), our directors, and our directors and named executive officers as a group. For purposes of calculating the percentage ownership of each such individual, the Company used figures as of October 31, 2007, when there were 87,113,118 shares of Common stock outstanding and 291,796 shares of Class B stock outstanding. All numbers presented below include all shares which would be vested on, or exercisable by, a holder as of December 31, 2007, as beneficial ownership is deemed to include securities that a holder has the right to acquire within 60 days. As described elsewhere in this proxy statement, a holder of restricted stock only (i.e., not RSUs) is entitled to vote the restricted shares once it has been awarded such shares. Accordingly, all restricted shares that have been awarded, whether or not vested, are reported in this table of beneficial ownership, even though a holder will not receive such shares until vesting. This is not the case with RSUs or stock options which are not deemed beneficially owned until vesting.

	Aggregate Number of Shares
	Beneficially Owned(1)
	Common Stock		Class B Stock
Name of Beneficial Owner	Number	Percent	Number	Percent

NAMED EXECUTIVE OFFICERS:
Norman J. Pattiz(2)	898,127	*	291,710	99.9%
Peter Kosann(3)	367,856	*	–	–
Andrew Zaref(4)(10)	13,186	*		–
Gary J. Yusko (10)(11)	65,000	*		–
David Hillman(5)	105,736	*		–
Paul Gregrey(6)	206,730	*		–
DIRECTORS AND NOMINEES:(7)
Walter Berger	–	*	–	–
Albert Carnesale(8)	3,875	*	–	–
David L. Dennis(9)	182,085	*	–	–
Gerald Greenberg(9)	50,000	*	–	–
Grant F. Little, III(8)	8,385	*	–	–
H. Melvin Ming(8)	6,682	*	–	–
Joseph B. Smith(9)	80,875	*	–	–
All Current Directors and Executive Officers as a Group (13 persons)	1,923,537	2.2%	291,710	99.9%

*Represents less than 1% of the Company’s outstanding shares of Common stock.

(1)	The persons in the table have sole voting and investment power with respects to all shares of Common stock and Class B stock, unless otherwise indicated. The numbers presented above do not include unvested and/or deferred RSUs which have no voting rights until shares are distributed in accordance with their terms. All dividend equivalents on vested RSUs and shares of restricted stock (both vested and unvested) are included in the numbers reported above.
(2)	Includes vested and unexercised stock options for 445,333 shares granted under the Company 1989 Stock Incentive Plan (the “1989 Plan”) and the Company 1999 Stock Incentive Plan (the “1999 Plan”). Includes 2,794 vested RSUs (including dividend equivalents) granted under the 2005 Plan. Also includes 450,000 Common stock shares pledged by Mr. Pattiz to Merrill, Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) in connection with a prepaid variable forward contract (the “Merrill Contract”) Mr. Pattiz entered into on September 27, 2004 with Merrill Lynch. Under the Merrill Contract, in exchange for a lump-sum cash payment of $7,182,000, Mr. Pattiz agreed to deliver upon the earlier of September 2009 or the termination of the Merrill Contract, a pre-determined number of shares of Company Common stock pursuant to formulas set forth in the Merrill Contract. Mr. Pattiz may also settle the amount in cash. When Mr. Pattiz entered into the Merrill Contract in September 2004, he converted 411,670 of his shares of Class B stock into Common stock and pledged the aforementioned 450,000 shares of Company Common stock. Because each share of Class B stock has 50 votes, as opposed to one vote for each share of Common stock, Mr. Pattiz’s stock holdings represent 15.2% of the total voting power of the Company.
(3)	Includes 315,250 vested and unexercised options granted under the 1999 Plan and Westwood One, Inc. 2005 Equity Compensation Plan (the “2005 Plan”). Includes 10,818 vested RSUs (including dividend equivalents) and 41,788 shares of restricted stock (vested and unvested, including dividend equivalents) granted under the 2005 Plan.

(4)	Includes 6,491 vested RSUs (including dividend equivalents) and 6,373 shares of restricted stock (vested and unvested, including dividend equivalents) granted under the 2005 Plan. Includes 322 shares of Common stock held in the Company 401(k) account. Mr. Zaref forfeited his vested and unexercised options and his unvested RSUs and shares of restricted stock in connection with the termination of his employment as of July 12, 2007.
(5)	Includes 56,825 vested and unexercised options granted under the 1999 Plan and 2005 Plan and 48,416 shares of restricted stock (vested and unvested, including dividend equivalents) granted under the 2005 Plan. Includes 495 shares of Common stock held in the Company 401(k) account.
(6)	Includes 155,000 vested and unexercised options granted under the 1999 Plan and 2005 Plan and 50,833 shares of restricted stock (vested and unvested, including dividend equivalents) granted under the 2005 Plan. Includes 897 shares of Common stock held in the Company 401(k) account.
(7)	Does not include Norman J. Pattiz and Peter Kosann, who are also named executive officers and listed with the other named executive officers.
(8)	Represents vested RSUs granted under the 2005 Plan. Does not include deferred and/or unvested RSUs which have no voting rights until shares are distributed in accordance with their terms.
(9)	Represents 129,000 (Dennis), 50,000 (Greenberg) and 77,000 (Smith) vested and unexercised stock options granted under the 1989 Plan, the 1999 Plan and/or the 2005 Plan. Includes 3,875 vested RSUs (including dividend equivalents) granted under the 2005 Plan for each of Messrs. Dennis and Smith. Does not include deferred and/or unvested RSUs which have no voting rights until shares are distributed in accordance with their terms.
(10)	As noted elsewhere in this proxy statement, Mr. Zaref’s employment with the Company was terminated on July 12, 2007 and Mr. Yusko became the Company’s CFO on July 16, 2007.
(11)	Includes 65,000 shares of restricted stock (vested and unvested, including dividend equivalents) granted under the 2005 Plan.

How is the Board of Directors structured and what are the terms for each class of directors?

The Board of Directors is divided into three classes (Class I, II, and III), each class serving for three-year terms, which terms are staggered. The Board of Directors currently is comprised of nine individuals. Only one class of directors is elected at each annual meeting. The Company’s certificate of incorporation provides that at least 33 1/3% of directors must be independent outside directors. Such independent directors are elected by holders of Common Stock voting alone as a class. The independent directors will be elected each year, as set forth below. The remaining members of the Board are elected by all shareholders voting together as a single class.

How many Board members are Independent under the listing standards of the New York Stock Exchange?

Pursuant to our Corporate Governance Guidelines, a copy of which is available on our website
(www.westwoodone.com – under the caption “Investor Relations”), the Board of Directors is required to affirmatively determine that a majority of the directors is independent under the listing standards of the New York Stock Exchange (the “NYSE”). In accordance with the Guidelines, the Board of Directors undertakes an annual review of director independence. During this review, the Board considers all transactions and relationships between each director or any member of his immediate family and the Company and its affiliates. The purpose of this review is to determine whether any such relationships or transactions is considered a “material relationship” that would be inconsistent with a determination that a director is independent. The Board has not adopted any “categorical standards” for assessing independence, preferring instead to consider and disclose existing relationships with the non-management directors and the Company. The Board observes all criteria for independence established by the NYSE and other governing laws and regulations.

As a result of this review, the Board of Directors affirmatively determined that six directors are “independent” under the listing standards of the NYSE. The independent directors are Messrs. Carnesale, Dennis, Greenberg, Little, Ming and Smith. In determining that these six directors are independent, the Board reviewed the NYSE corporate governance rules.

How does the Board select nominees for the Board?

The Nominating and Governance Committee, which consists solely of independent directors, considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders, as stated in its Charter. While the Nominating and Governance Committee does not have a formal policy by which shareholder may recommend potential director candidates, a shareholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Secretary or any member of the Nominating and Governance Committee by mail and include supporting materials the shareholder considers relevant to the potential candidate’s qualifications. Any correspondence mailed to the Company should include a clear and prominent notation that such contains a “Director Recommendation” and confirm the author is a shareholder. At a minimum, any shareholder nominee for director must satisfy the independence requirements of the New York Stock Exchange and possess the desired characteristics set forth in the Company’s Corporate Governance Guidelines.

Once a prospective nominee has been identified, the Nominating and Governance Committee, either with or without Board input, determines whether to conduct a full evaluation of the candidate. The preliminary determination is primarily based on the need for additional Board members to fill vacancies or to expand the size of the Board as well as a result of its review of the composition of the Board in light of the characteristics of independence, diversity, age, skills, experience, availability of service to Westwood One and other Board needs, including but not limited to audit committee financial expertise. After completing their evaluation, the Nominating and Governance Committee makes a recommendation to the full Board as to who should be nominated and the Board determines the nominee.

When identifying and/or recommending individuals to the Board for Board membership, the Nominating and Governance Committee is guided by the principle that such nominees should be individuals of accomplishment in their careers. Directors should exhibit the ability to make independent, analytical inquiries and demonstrate practical wisdom and mature judgment. The Nominating and Governance Committee strives to ensure directors possess the highest personal and professional ethics, integrity and values and will be committed to promoting the Company’s long-term interests. The Nominating and Governance Committee places a premium on individuals who have demonstrated expertise or experience with fields of interest which would further the Company’s business objectives, areas such as technology, advertising, college sports or weather programming. From time to time during the review and/or nomination process, the Nominating and Governance Committee will consult with outside directors and Company management and obtain feedback on their thoughts regarding potential candidates.

Who are the current Board members, what Board Committees do they serve on and what are their backgrounds and qualifications?

The directors and nominees for director of the Company are listed below, including their length of service, the committees on which they serve and their ages as of December 31, 2007. As described throughout this proxy statement, the CBS employees who are directors, namely Messrs. Berger and Kosann, will resign from the Board upon the closing of the CBS transactions, when and if such occurs.

					Committee Assignments
							Nominating
							and	Strategic
Name		Director		Term	Audit	Compensation	Governance	Review
(I = Independent)	Age	Since	Class	Expires	Comittee	Committee	Committee	Committee

Walter Berger	52	2006	II	2009
Albert Carnesale(I)	71	2005	II	2009			*	*
David L. Dennis(I)	59	1994	II	2009		*	**	**
Gerald Greenberg(I)	65	1994	III	2008	*	**	*	*
Peter Kosann	37	2006	I	2007
Grant F. Little, III(I)	42	2006	II	2009	**			*
H. Melvin Ming(I)	63	2006	III	2008	*			*
Norman J. Pattiz	64	1974	I	2007
Joseph B. Smith(I)	79	1994	I	2007		*		*

*Member
**Chair

The principal occupations and professional background of the nine directors, including the three director nominees (Messrs. Kosann, Pattiz and Smith), are as follows:

Mr. Berger – has been a director of the Company since April 4, 2006. Mr. Berger was the Executive Vice President and Chief Financial Officer of CBS Radio from January 2006 to November 2007. Mr. Berger was the Executive Vice President, Chief Financial Officer, and a member of the Board of Directors of Emmis Communications Corporation from 1999 to 2005. Prior to Emmis, Mr. Berger served as Group President of the Energy Marketing Division for LG&E Energy Corporation, where he previously served as Executive Vice President and Chief Financial Officer. Mr. Berger is a cum laude graduate of the University of Massachusetts, Amherst, with a degree in business administration. He is also a CPA who serves on numerous civic boards and committees.

Dr. Carnesale – has been a director of the Company since August 3, 2005. Dr. Carnesale is Chancellor Emeritus and Professor at the University of California, Los Angeles (UCLA). He served as Chancellor of UCLA from July 1, 1997 through June 20, 2006. Prior to joining UCLA, Dr. Carnesale served for 23 years as Professor of Public Policy and Administration at Harvard University’s John F. Kennedy School of Government. During that period, Dr. Carnesale also served as Provost of the University (October 1994 – June 1997) and Dean of the Kennedy School (November 1991 – December 1995). Dr. Carnesale is a director of Teradyne, Inc.

Mr. Dennis – has been a director of the Company since May 24, 1994. Mr. Dennis has been a Managing Director of Pacific Venture Group, a healthcare venture capital firm, since November 2004. Mr. Dennis was a private investor and consultant from December 2002 to November 2004. Mr. Dennis served as Vice Chairman, Co-President, Chief Corporate Officer and Chief Financial Officer of Tenet Healthcare, a hospital owner and healthcare provider, from March 2000 through November 2002. Mr. Dennis served as Managing Director, Investment Banking for Donaldson, Lufkin & Jenrette Securities Corporation from April 1989 to February 2000.

Mr. Greenberg – has been a director of the Company since May 24, 1994. Since February 2001, Mr. Greenberg has been President of Mirage Music Entertainment, a company which owns the Mirage Record label. From April 1993 to January 2001, Mr. Greenberg served as President of MJJ Music, a Michael Jackson/Sony owned record label.

Mr. Kosann – was appointed to the Board of Directors of the Company on January 1, 2006, when he became President and Chief Executive Officer of the Company. Prior to such time, Mr. Kosann was President, Sales of the Company since May 2003 and Co-Chief Operating Officer since April 2005. Mr. Kosann was the Company’s Executive Vice President – Network Advertising Sales from January 2001 to May 2003; Senior Vice President – Affiliate Sales and New Media from December 1999 to January 2001 and Vice President – Affiliate Sales from May 1999 to December 1999. Mr. Kosann was employed by Bloomberg Financial Markets from November 1992 to May 1999 in several media sales and business development capacities.

Mr. Little – has been a director of the Company since March 14, 2006. Mr. Little is the Chief Executive Officer and Founder of Hudson Advisory Partners (“Hudson”). Founded in August 2005, Hudson assists companies and entrepreneurs on business and capital strategy with a long-term orientation and alignment of interests. Prior to Hudson, Mr. Little spent thirteen years (1987-2000) with Donaldson, Lufkin & Jenrette Securities Corporation in its investment banking division, until it was acquired by Credit Suisse First Boston (“CSFB”) in late 2000. Mr. Little was a Managing Director in the Investment Banking Division of CSFB based in Los Angeles from late 2000 to August 2005. He served as a consultant to CSFB until December 2005. During his investment banking career, Mr. Little worked with companies in various stages of development (start-up, high-growth, mature and restructuring), executed a multitude of products (e.g., capital raising including debt and equity in public and private markets, buy and sell-side M&A and restructurings) and worked with companies in a variety of industries (e.g., retail, manufacturing, healthcare, real estate, gaming and media) in executing their capital strategies.

Mr. Ming – has been a director of the Company since July 7, 2006. Since October 2002, Mr. Ming has been the Chief Operating Officer of Sesame Workshop, the producers of Sesame Street and other children’s educational media. Mr. Ming joined Sesame Workshop in 1999 as the Chief Financial Officer. Prior to joining Sesame Workshop, Mr. Ming was the Chief Financial Officer of the Museum of Television and Radio in New York from 1997 to 1999; Chief Operating Officer at WQED in Pittsburgh from 1994-1996; and Chief Financial Officer and Chief Administrative Officer at Thirteen/WNET New York from 1984 to 1994. Mr. Ming is a CPA and graduated from Temple University in Philadelphia, PA.

Mr. Pattiz – founded the Company in 1974 and has held the position of Chairman of the Board since that time. He also was the Company’s Chief Executive Officer until February 3, 1994. From May 2000 to March 2006, Mr. Pattiz served on the Broadcasting Board of Governors (BBG) of the United States of America, which oversees all U.S. non-military international broadcast services. As chairman of BBG’s Middle East Committee, Mr. Pattiz was the driving force behind the creation of Radio Sawa and Alhurra Television, the U.S. Government’s Arabic-language radio and TV services to the 22 countries of the Middle East. Mr. Pattiz has served as a Regent of the University of California since September 2001, and chairs the Regents Oversight Committee of the Department of Energy Laboratories. He also serves on the Board of the Annenberg School of Communication at the University of Southern California, the Board of Trustees of the Museum of Television & Radio and is past president of the Broadcast Education Association. He is a member of the Council on Foreign Relations and the Pacific Council on International Policy.

Mr. Smith – has been a director of the Company since May 24, 1994. He was previously a director of the Company from February 1984 until February 3, 1994. Since April 1993, Mr. Smith has been the President of Unison Productions, Inc., through which he serves as an industry consultant involved in a number of projects in the entertainment business.

What committees has the Board established and what are the roles of the Committees?

The Board of Directors has an Audit Committee, Compensation Committee and Nominating and Governance Committee. The Board has adopted a written charter for each of the committees. The full text of each such charter and the Company’s Corporate Governance guidelines are available on the Company’s website at www.westwoodone.com and are available in print free of charge to any shareholder upon request. Committee membership is composed entirely of non-employee, independent members of the Board of Directors, such determination of independence having been made pursuant to NYSE listing standards. Under their respective charters, each of these committees is authorized and assured of appropriate funding to retain and consult with external advisors, consultants and counsel.

The Audit Committee

The current members of the Audit Committee are Messrs. Little (Chair), Greenberg and Ming. Mr. Smith served as a member of the Audit Committee during fiscal year 2006 until his resignation on September 13, 2007. Pursuant to the Sarbanes-Oxley Act of 2002 (“SOX”) and the NYSE listing standards, Messrs. Greenberg, Little and Ming meet the requirements of independence proscribed thereunder. In addition, the Board has determined that Mr. Little is an “audit committee financial expert” pursuant to SOX and the NYSE listing standards. For further information concerning Mr. Little’s qualifications as “audit committee financial expert,” see “Who are the current Board members, what Board Committees do they serve on and what are their backgrounds and qualifications?” above.

The Audit Committee is responsible for, among other things, the appointment, compensation, retention and oversight of the Company’s independent auditor; reviewing with the independent auditor the scope of the audit plan and audit fees; and reviewing the Company’s financial statements and related disclosures. The Audit Committee meets separately with senior management of the Company, the Company’s General Counsel, the Company’s internal auditor and its independent auditor on a regular basis. For additional information on the Audit Committee’s role and its oversight of the independent auditor during 2006, see “Report of the Audit Committee.” There were eight meetings of the Audit Committee in 2006.

The Compensation Committee

The current members of the Compensation Committee are Messrs. Greenberg (Chair), Dennis and Smith. Each member of the Compensation Committee meets the independence requirements of the NYSE. The Compensation Committee establishes, oversees and recommends to the Board the implementation of overall compensation policies for senior executive officers as well as for compensation provided to officers pursuant to the Management Agreement and the Chairman of the Board; reviews and approves corporate goals and objectives relative to the compensation of senior executive officers; reviews the results of and procedures for the evaluation of other executive officers by the Chief Executive Officer; at the direction of the Board, establishes compensation for the Company’s non-employee directors; and oversees the administration of all qualified and non-qualified employee compensation and benefit plans, including the stock incentive plans. There were seven meetings of the Compensation Committee in 2006.

The Nominating and Governance Committee

The current members of the Nominating and Governance Committee are Messrs. Dennis (Chair), Carnesale and Greenberg. Each member of the Nominating and Governance Committee meets the independence requirements of the NYSE. The Nominating and Governance Committee is responsible for overseeing the development and implementation of the Company’s policies and practices with regard to corporate governance. The Nominating and Governance Committee is charged with recommending possible qualified candidates to the Board for election as directors of the Company and to recommend a slate of directors that the Board proposes for election by shareholders at the annual meeting. The Nominating and Governance Committee will also consider, at meetings of the Nominating and Governance Committee, those recommendations by shareholders which are submitted, along with biographical and business experience information, to the Nominating and Governance Committee at the Company’s principal executive office. There were two meetings of the Nominating and Governance Committee in 2006.

The Board may from time to time, establish or maintain additional committees as necessary or appropriate.

How often did the Board meet during 2006?

The Board met eight times during 2006. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he or she served. The Board also meets in non-management executive sessions and has selected Mr. Dennis as presiding director for the non-management executive sessions. All directors are expected to attend the Company’s Annual Meeting of Shareholders, and 9 of the 11 then-current directors were present at the 2006 Annual Meeting of Shareholders. The Company does not have a written policy with regard to attendance of directors at the Annual Meeting of Shareholders.

Does the Company have a Code of Ethics?

The Company has a written policy entitled “Code of Ethics” that is applicable to all employees, officers and directors of the Company. In addition to its Code of Ethics, the Company has a Supplemental Code of Ethics for its Chief Executive Officer and Chief Financial Officer. Both the Code of Ethics and the Supplemental Code of Ethics are available on the Company’s website (www.westwoodone.com) and are available in print at no cost to any shareholder upon request.

How can shareholders and/or other interested parties communicate with directors, as a group or individually?

The Board has established a process for shareholders and/or other interested parties to communicate with Board members by email or regular mail. Shareholders and/or other interested parties may contact any of the directors, as a group (e.g., particular Board committee or non-management directors only) or individually (e.g., the presiding director of the non-management directors only), by regular mail by sending correspondence to Westwood One, Inc., 40 West 57th Street, 15th Floor, New York, NY 10019. Any envelope mailed to the Company should include a clear and prominent notation stating to whom the letter enclosed in the envelope is to be forwarded (i.e., non-management directors, as a group or individually, or to the directors, as a group or individually or to the presiding director of the non-management directors). Shareholders and/or other interested parties may also contact directors and non-management directors by sending an e-mail to dir@westwoodone.com, or to nonmanagdir@westwoodone.com, respectively. All correspondence is reviewed by the Office of the General Counsel prior to its being distributed to the parties indicated on such correspondence.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

What is the Company’s policy and/or procedure for the review, approval or ratification of related party transactions?

While the Company does not have a written policy outlining such, it is the Company’s practice to review all transactions with its related parties (referred to herein as “related party transactions”) as they arise. Related parties are identified by the finance, accounts payable and legal departments, who, among other things, review questionnaires submitted to the Company’s directors and officers on an annual basis, monitor Schedule 13Ds and 13Gs filed with the SEC, review employee certifications regarding code of ethics and business conduct which are updated annually, and review CBS Radio’s listings of affiliates which CBS Radio submits to the Company or files with the SEC. Any related party transaction is reviewed by either the Office of the General Counsel or Chief Financial Officer, who examines, among other things, the approximate dollar value of the transaction and the material facts surrounding the related party’s interest in, or relationship to, the related party transaction. With respect to related party transactions that involve an independent director, such parties also consider whether such transaction affects the “independence” of such director pursuant to applicable rules and regulations, including those of the NYSE and the Company’s corporate governance rules. Customarily, the Chief Financial Officer must approve any related party transaction, however, if after consultation, the General Counsel and Chief Financial Officer determine a related party transaction is significant, the transaction is then referred to the Board for its review and approval.

While the foregoing procedures are not in writing, the Company does have written procedures regarding transactions with its manager, CBS Radio, as set forth in the Management Agreement between the Company and CBS Radio (the “Management Agreement”), which agreement describes the terms and conditions by which CBS Radio manages the business and operations of the Company. Under the terms of the Management Agreement, all transactions (other than the Management Agreement and Representation Agreement (as described below), which agreements were ratified by the Company’s shareholders) between the Company and CBS Radio or its affiliates must be on a basis that is at least as favorable to the Company as if the transaction were entered into with an independent third party. In addition, subject to specified exceptions, all agreements between the Company and CBS Radio or any of its affiliates must be approved by the Company’s Board. Such exceptions include, among others, new or special programming agreements not requiring compensation; the renewal of existing agreements on the same or better terms or affiliation agreements involving compensation terms consistent with those of non-affiliates of CBS Radio involving annual payments of less than $500,000. If the CBS transactions are consummated, the Management Agreement will terminate.

Did the Company participate in any related party transactions in 2006, or does the Company contemplate being a participant in any related party transaction in 2007?

Except for the transactions with CBS Radio described below, the Company is not aware of any transaction entered into in 2006, or any transaction currently proposed, in which a related person has, or will have, a direct or indirect material interest. As indicated elsewhere in this proxy statement, one of the Company’s directors, Mr. Berger, is an employee of CBS Radio and, pursuant to the terms of the Management Agreement, the Company’s CEO is an employee of CBS Radio. As of October 31, 2007, CBS Radio beneficially owned 18.4% of the Common stock of the Company.

Through the Management Agreement, CBS Radio currently provides to the Company the services of a chief executive officer and a chief financial officer. The Management Agreement was entered into in March 1999 and was subsequently amended to, among other things, extend the Management Agreement until March 31, 2009. Pursuant to the Management Agreement, the Company is obligated to pay to CBS Radio an annual base fee (which base fee is $3,000,000, effective April 1, 2004) subject to an annual increase by a percentage amount equal to the increase based on a specified consumer price index. The expense associated with the Management Agreement in 2006 was approximately $3,273,000.

In addition, the Company pays to CBS Radio incentive bonus compensation in an amount equal to 10% of the amount by which the Company’s operating cash flow exceeds a target amount for the applicable year, subject to certain adjustments. The Company must also reimburse CBS Radio for certain out-of-pocket expenses incurred by CBS Radio in performing the services contemplated by the Management Agreement consistent with past practice. CBS Radio did not earn an incentive bonus in fiscal 2006 as targeted cash flow levels were not achieved. As additional compensation to CBS Radio under the Management Agreement, CBS Radio was granted seven warrants to purchase an aggregate

4,500,000 shares of the Company’s Common stock (comprised of two warrants to purchase 1,000,000 Common stock shares per warrant and five warrants to purchase 500,000 Common stock shares per warrant). Of the seven warrants issued, the two one million share warrants have an exercise price of $43.11 and $48.36, respectively, and become exercisable if (A) if the average price of the Company’s Common stock reaches a price of $64.67 and $77.38, respectively, for at least 20 out of 30 consecutive trading days for any period throughout the ten year term of the warrants or (B) upon the termination of the Management Agreement by the Company in certain circumstances as described in the terms of such warrants.

The exercise price for each of the five remaining warrants is equal to $38.87, $44.70, $51.40, $59.11 and $67.98, respectively. These warrants each have a term of 10 years and become exercisable on January 2, 2005, 2006, 2007, 2008, and 2009, respectively, subject to a trading price condition. The trading price condition specifies the average price of the Company’s Common stock for each of the 15 trading days prior to January 2 of the applicable year (commencing on January 2, 2005 with respect to the first 500,000 warrant tranche and each January 2 thereafter for each of the remaining four warrants) must be at least equal to both the exercise price of the warrant and 120% of the corresponding prior year 15 day trading average. In the case of the $38.87 warrants, the $44.70 warrants and the $51.40 warrants, respectively, the Company’s average stock price for the 15 trading days prior to January 2, 2005, January 2, 2006 and January 2, 2007, respectively, did not equal or exceed the requisite target price, and, therefore, such warrants did not become exercisable.

The Company and CBS Radio also have entered into a registration rights agreement with respect to the shares of Common stock issuable upon exercise of the warrants pursuant to which the Company granted to CBS Radio specified demand and registration rights.

The Company has a Representation Agreement with CBS Radio to operate the CBS Radio Networks until March 31, 2009. The Company retains all revenue and is responsible for all expenses of the CBS Radio Networks. In addition, a number of CBS Radio’s radio stations are affiliated with the Company’s radio networks and the Company purchases several programs from CBS Radio. During 2006, the Company incurred expenses aggregating approximately $69,103,000 under the Representation Agreement and for CBS Radio affiliations and programs (not giving effect to expenses incurred as a result of the Company’s agreements with Viacom Inc. and/or its non-CBS affiliates).

In addition to the foregoing, CBS Radio enters into other agreements with the Company in the ordinary course to purchase programming rights and affiliate stations with the Company’s network and traffic operations.

As discussed elsewhere in this proxy statement, the Company has executed agreements with CBS Radio which would cease CBS Radio’s management of the Company. If approved and provided the other conditions to effectiveness are satisfied, the Management Agreement and Representation Agreement would be terminated, and the warrants described above would be cancelled. In addition, the Company and CBS Radio would enter into a new registration rights agreement with respect to shares of the Company’s Common stock owned by CBS Radio and its affiliates.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and more than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from its directors and executive officers, the Company believes that during 2006 its executive officers, directors and more than ten percent beneficial owners complied with all SEC filing requirements applicable to them.

Report of the Audit Committee

The Audit Committee operates pursuant to its Charter, which was revised and approved by the Board of Directors and is available on the Company’s website (www.westwoodone.com). The Charter, which complies with applicable SEC regulations, and NYSE rules, addresses five broad areas of responsibility of the Audit Committee:

1)	Reviewing and discussing the preparation of quarterly and annual financial reports with the Company’s management and its independent registered public accounting firm;

2)	Supervising the relationship between the Company and its independent registered public accounting firm, including discussing the matters required by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” (“SAS 61”) and PCAOB “Auditing Standard No. 2” An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements” (as revised by Auditing Standard No. 5, “PCAOB 2”) with its independent registered public accounting firm, evaluating the independence of the auditors in accordance with Independence Standards Board Standard No. 1, as amended “Independence Discussions with Audit Committees,” and recommending their appointment or removal and reviewing the scope of their audit and non-audit services and related fees;

3)	Overseeing management’s implementation of effective systems of internal controls;

4)	Reviewing and approving the internal corporate audit staff functions; and

5)	Reviewing and investigating any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standards of business conduct.

The Audit Committee has reviewed and discussed, with both management and its independent registered public accounting firm, all financial statements prior to their filing with the SEC. Management advised the Audit Committee in each case that all financial statements were prepared in accordance with generally accepted accounting principles, and reviewed significant issues with the Audit Committee. The Audit Committee also held discussions with the Company’s independent registered public accounting firm concerning the matters required to be discussed by SAS 61, PCAOB 2 and other PCAOB and SEC regulations as such may be modified or supplemented. The Audit Committee also met separately as a group to discuss the matters contained in this report.

The Audit Committee appointed PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm for the year ended December 31, 2007 and reviewed with the Company’s financial managers, the independent registered public accounting firm and the director of internal audit, PWC’s overall audit scopes and plans.

The Audit Committee also discussed with PWC their independence and received from PWC the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In addition, the Audit Committee pre-approved PWC’S audit and audit related fees and has determined that the provision of non-audit services by PWC is compatible with maintaining their independence.

The Audit Committee also has discussed with the Company’s independent registered public accounting firm, with and without management present, their recommendations regarding the Company’s internal accounting controls and the overall quality of the Company’s financial reporting and disclosures.

The Audit Committee frequently met in private session separately with the senior members of the Company, CBIZ Harborview (the Company’s director of internal audit), the Company’s General Counsel and the Company’s independent registered public accounting firm. Based on its reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that it approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC. The Audit Committee also recommended to the Board the approval of the Company’s independent registered public accounting firm for the year ending December 31, 2007.

Fees to Independent Registered Public Accounting Firm

The following table presents fees billed for fiscal years 2006 and 2005 for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s financial statements for fiscal years 2006 and 2005 as well as fees billed for audit-related services, tax services and all other services rendered by PricewaterhouseCoopers LLP for 2006 and 2005.

(in thousands)	2006	2005

(1) Audit Fees	$1,000	$646
(2) Audit-Related Fees	–	–
(3) Tax Fees	–	–
(4) All Other Fees	–	–

Audit Committee Pre-Approval Policies and Procedures

All services provided to the Company by PricewaterhouseCoopers LLP in 2006 were pre-approved by the Audit Committee. Under the Company’s pre-approval policies and procedures, the Chair of the Audit Committee is authorized to pre-approve the engagement of PricewaterhouseCoopers LLP to provide certain specified audit and non-audit services, and the engagement of any accounting firm to provide certain specified audit services.

Submitted by the Audit Committee

Grant F. Little, III, Chair of the Audit Committee
Gerald Greenberg
H. Melvin Ming

EXECUTIVE OFFICERS

The following is a list of the Company’s Chief (Principal) Executive Officer, Chief (Principal) Financial Officer, and the three most highly compensated of the Company’s executive officers (excluding the CEO and CFO) using the SEC’s methodology for determining “total compensation” for 2006. Such individuals are referred to in this proxy statement as the Company’s “named executive officers” (or “NEOs”) for 2006, to whom the Compensation Discussion and Analysis appearing below relates. As previously noted, on July 12, 2007, Mr. Zaref’s employment with the Company was terminated and on July 16, 2007, Gary J. Yusko became the Company’s Chief Financial Officer and Principal Accounting Officer, making him a “named executive officer” for fiscal year 2007. Additionally, on July 10, 2007, Mr. Hillman became the Company’s Chief Administrative Officer, in addition to the position listed below. As previously disclosed in a Form 8-K filed with the SEC on July 16, 2007, Mr. Kosann will continue to serve as President and CEO until the earlier of: (i) the closing of the proposed CBS transactions (but no earlier than December 31, 2007); or (ii) the day after the last day on which the Company files its Annual Report on Form 10-K for the year ended 2007 (but no later than March 18, 2008).

Named Executive Officer	Position

Norman J. Pattiz	Chairman of the Board

Peter Kosann	Chief Executive Officer and President

Andrew Zaref	Executive Vice President and Chief Financial Officer (through July 12, 2007)

David Hillman	Executive Vice President, Business Affairs and General Counsel (also, Chief Administrative Officer as of July 10, 2007)

Paul Gregrey	Executive Vice President, Sales, Network Division

The professional background of the named executive officers for fiscal year 2006 who are not also directors of the Company follows:

Andrew Zaref (Mr. Zaref’s employment with the Company ceased on July 12, 2007)

Andrew Zaref (age 41) serves as the Company’s Executive Vice President and Chief Financial Officer and is responsible for the Company’s financial affairs. Prior to joining the Company in such position in January 2004, Mr. Zaref served as an Audit Partner in the Information, Communications and Entertainment practice of KPMG LLP. While at KPMG, Mr. Zaref played a key role in advising numerous high profile media and technology clients. Mr. Zaref is a CPA licensed in New York State.

David Hillman

David Hillman (age 38) serves as the Company’s Executive Vice President, Business Affairs and General Counsel and as of July 10, 2007, the Company’s Chief Administrative Officer. Mr. Hillman joined the Company in June 2000 as Vice President, Labor Relations and Associate General Counsel, which positions he held through September 2004, and thereafter became Senior Vice President, General Counsel in October 2004. He became an Executive Vice President in February 2006.

Paul Gregrey

Paul Gregrey (age 47) serves as the Company’s Executive Vice President, Sales, Network Division, a position he has held since May 2003. Mr. Gregrey joined the Company in 1999 as a Vice President in the Network, Western Sales division in Los Angeles and from June 2000 to May 2003, served as a Senior Vice President in the Network, Eastern Sales division in New York.

There is no family relationship between any Company director and named executive officer.

As indicated above, although not a named executive officer for fiscal year 2006, on July 16, 2007, Gary J. Yusko became the Company’s Chief Financial Officer and Principal Accounting Officer, making him a “named executive officer” for fiscal year 2007. Accordingly, his biography is set forth below:

Gary Yusko

Gary Yusko (age 52) serves as the Company’s Chief Financial Officer and Principal Accounting Officer and is responsible for the Company’s financial affairs. Prior to re-joining the Company in July 2007, Mr. Yusko was the CFO of Alloy, Inc., a provider of non-traditional media programs researching targeted consumer segments, a position he held since March 2006. Mr. Yusko also held the position of Senior Vice President – Finance for Intralinks, Inc., a virtual workspace provider, from August 2005 though March 2006. Prior to that time, Mr. Yusko served in various executive positions for the Company for over 20 years, most recently as the Company’s EVP of Financial Operations in 2004 and Senior Vice President – Financial Operations from 1987 to the end of 2003. During such period, Mr. Yusko also served as the Company’s Secretary and Assistant Treasurer.

COMPENSATION DISCUSSION AND ANALYSIS

The following narrative is a description of how the Company determines compensation for its named executive officers (referred to as “NEOs” or “executives” below), including the elements of their compensation and how the levels of their compensation are determined and by whom. This description will help further explain the disclosure listed in the compensation tables that follow the narrative. When references are made to “key employees,” we are referring to a broader group of senior managers, such as department heads, who may be eligible for a particular compensation element. Finally, references to the “executive team” or “management” mean the Chief Executive Officer, Chief Financial Officer and General Counsel. The information provided below is for fiscal year 2006, with the exception that a summary of the Company’s employment agreement with Gary J. Yusko, who became the Company’s Chief Financial Officer and Principal Accounting Officer, on July 16, 2007, is included herewith. The terms of Mr. Yusko’s employment are consistent with the narrative included below regarding the Company’s objectives and practices related to compensation matters.

Overview

The Company’s Compensation Committee (referred to in this narrative as the “Committee” or as the “Compensation Committee”), which is comprised of three independent directors, is primarily responsible for determining the compensation of the Company’s NEOs on an annual basis. The Committee exercises its responsibility primarily by determining two key “discretionary” components of NEO compensation: the discretionary annual bonus, payable in cash, if any, and the annual equity compensation award, if any, based on management’s recommendation (in the case of the CEO, based on CBS Radio’s recommendation) to the Committee. Depending on the circumstances, the Committee may be involved in determining NEOs’ base salaries, which typically are set when a NEO enters into an employment agreement with the Company. The Committee is aided in its decision-making process by its independent, nationally recognized compensation adviser, the Semler Brossy Consulting Group (“SBCG”), which reports directly to the Committee Chair and performs no other work for the Company. SBCG has been the adviser to the Committee since 2003. When appropriate the Committee also directly receives legal advice from Proskauer Rose LLP. CBS Radio, Inc., which owns 18.4% of the Company and which under a long standing management agreement manages the Company, plays a significant role in reviewing, recommending and establishing NEO’s compensation, as described below. In particular, in the case of the CEO, CBS Radio determined the CEO’s base salary and potential discretionary annual bonus pursuant to the CEO’s employment agreement with CBS Radio.

In general, the Committee seeks to provide appropriate and reasonable levels of compensation to its NEOs. The Company strives to be competitive with pay opportunities of comparable companies in the media industry, while accounting for individual performance and the overall performance of the Company. The Company provides minimal perquisites, consisting mainly of reimbursements for parking and car allowances. The Company does not provide to its executives any other types of perquisites, including supplemental pension plans or other deferred compensation arrangements.

Objectives

The objective of the Company’s executive compensation policy (which affects NEOs) is to attract, retain and motivate management in a manner that is in the best interests of the Company’s shareholders. Compensation for NEOs and other key employees is primarily comprised of three elements: a base salary, a discretionary annual bonus and discretionary annual grants of equity compensation awards. While annual bonuses and equity compensation awards may be addressed in NEOs’ employment agreements, the awards of either or both are wholly discretionary and subject to the sole determination of the Committee (as stated in such employment agreements). The Committee believes that equity compensation awards are important contributors to the attraction, retention and motivation of the Company’s executives and more closely aligns the interest of executives and management to the interests of the Company’s shareholders.

The Committee has established the following objectives when determining the compensation for NEOs:

•	Pay for Performance. Corporate goals and objectives, and the progress made in achievement thereof, both as such goals and objectives have been presented by management and as expressed by CBS Radio, as manager of the Company, and the Board, should be a key consideration in any pay decisions;

•	Be Competitive. Total compensation opportunities for the NEOs generally should be competitive with comparable companies in the industry, to be able to continue to maintain and attract needed managerial talent;

•	Align Long-term Interests of Executives with Shareholder Interests. Elements of compensation should be structured to give substantial weight to the future performance of the Company in order to better align the interests of the Company’s shareholders and NEOs; and

•	Attract and Retain Key Employees. In the midst of a challenging business environment, the Committee believes that the best interests of the shareholders are served by remembering that an effective compensation program also reflects the value of attracting and retaining key employees and talent.

The Company generally establishes a NEO’s base salary in the individual’s employment contract, based generally on competitive pay levels and appropriate fixed pay to compensate sufficiently the NEOs for performing his/her duties and responsibilities.

What are the duties and responsibilities of the Committee in establishing compensation?

The Committee has the following responsibilities pursuant to its Charter (a copy of which is available on the Company’s website at www.westwoodone.com):

•	Establish, oversee and recommend to the Board the implementation of overall compensation policies for executive officers as well as for compensation provided to officers (pursuant to the Management Agreement) and the Chairman of the Board;

•	Review and approve corporate goals and objectives relative to the compensation of executive officers;

•	Review the results of and procedures for the evaluation of other executive officers by the Chief Executive Officer;

•	At the direction of the Board, establish compensation for the Company’s non-employee directors; and

•	Oversee the administration of all qualified and non-qualified employee compensation and benefit plans, including stock incentive plans.

Each of the members of the Committee is independent within the meaning of the Company’s Corporate Governance Guidelines and the listing standards of the NYSE.

In carrying out its responsibilities, the Committee is authorized to engage outside advisors to consult with the Committee as it deems appropriate.

Process

What is the timeline for establishing NEOs’ discretionary compensation?

The Committee generally discusses NEOs’ discretionary compensation during the period beginning with the last Board meeting of the year (customarily held in December) and ending with the first Board meeting after the announcement of Company’s earnings for the full year (customarily held in March). Between those meetings, the Company reports its year-end financial results and prepares a preliminary budget setting forth goals and objectives for the upcoming year. The CEO makes recommendations to the Committee for other NEOs’ discretionary annual bonuses and equity compensation awards, including the suggested allocation between stock options, on the one hand, and restricted stock or restricted stock units (RSUs), on the other. Before management makes its recommendations to the Committee, the CEO reviews them with a representative of CBS Radio. The CEO does not make recommendations, review or otherwise participate in the process of determining his own discretionary compensation. Any proposal regarding the CEO’s discretionary compensation is made by CBS Radio.

What are the roles of the various parties involved in the compensation process?

While the Committee ultimately is responsible for making most of the compensation decisions related to NEOs, it believes it is advisable to obtain management’s insight and input as well as the independent guidance of a third-party compensation adviser. Since the middle of 2003, the SBCG has acted as such adviser to the Committee and has attended several of the Committee meetings as needed. SBCG advises the Committee as to the appropriateness and reasonableness of the awards of discretionary compensation, including with respect to companies comparable in size or otherwise similar to the Company. Its analysis may include such considerations as the form of award (cash, stock options, restricted stock or RSUs), the aggregate percentage of the Company’s stock being allocated (including how much stock remains issuable under the shareholder approved 2005 Plan) and the present value of the award. The Committee receives significant input from management, as appropriate, and the Committee meets separately with CBS Radio, to understand and factor into its decisions as full a picture of the relevant facts and circumstances as possible.

How large a role is played by CBS Radio, as manager of the Company, in determining compensation to NEOs?

CBS Radio is involved in reviewing management’s recommendations regarding discretionary annual bonuses and equity compensation awards to key employees, including NEOs, prior to the submission of such proposal to the Committee. CBS Radio is then included in future dialogue among the Committee, the Board and management regarding management’s recommendations. CBS Radio plays a particularly significant role in the CEO’s and CFO’s compensation, as: (i) the Company’s CEO is compensated pursuant to an employment agreement with CBS Radio, and not the Company, and (ii) the current CFO’s salary and bonus is paid by the Company but is reimbursed by CBS Radio, and such employment agreement is with, and was negotiated by, the Company in conjunction with CBS Radio.

Prior to 2004, the Company’s CEO, Joel Hollander (CEO from October 1998 to May 2003), and CFO, Jacques Tortoroli (CFO from July 2002 to December 2003), were both employees of CBS Radio. During such time period, neither individual received any salary or bonus from the Company. When Mr. Zaref became CFO in January 2004, the Committee assumed responsibility for the determination of the CFO’s salary and bonus, as well as continuing to determine any equity compensation awards.

When do NEOs receive their discretionary compensation awards?

The Company makes its annual discretionary compensation awards (i.e., annual bonus and equity compensation) to NEOs after the performance of the immediately preceding fiscal year, including year-end earnings, has been publicly reported and is known by Board members, including the Committee. The Committee has, in certain limited circumstances, chosen to make equity compensation awards at an earlier time to a broader group of key employees when retention and other considerations made such actions advisable. While the Committee does not have a formal written policy on awarding equity compensation based on material non-public information, it has acted to ensure that it does not do so. General awards of annual equity compensation (i.e., those not tied to a “special event” such as a promotion or extension of an employment agreement) for 2005 and 2006 were made by the Committee in February 2006 and March 2007.

What are the elements of compensation to NEOs and how are levels of compensation determined?

There are three main components of compensation: (1) base salary; (2) discretionary annual bonus; and (3) equity compensation. While two NEOs received a cash retention bonus in connection with executing their employment agreements, such is not considered a major component of compensation. Messrs. Hillman and Gregrey received retention bonuses, in the amount of $100,000 each, for their respective commitments to multi-year contracts. All of the NEOs have employment agreements with the Company (with the exception of the CEO whose agreement is with CBS Radio) and such employment agreements cover, to varying degrees, the elements of compensation comprising the Company’s compensation policy as described below in more detail under the heading “employment agreements.”

Base Salary

In determining base salary, the Committee considers an individual’s performance, experience and responsibilities, as well as the base salary levels of similarly-situated employees at comparable companies in the media industry. A base salary is meant to create a secure base of cash compensation, which is competitive in the industry. The Company relies to a large extent on the CEO’s evaluation and recommendation based on his assessment of the NEO’s performance.

Salaries generally are reviewed at the time a NEO enters into a new or amended employment agreement, which typically occurs upon the assumption of a new position and/or new responsibilities or the termination of the agreement. Any increase in salary is based on a review of the factors set forth above.

As stated in the “Overview” the Committee customarily is not involved in the structuring of employment agreements which set forth a NEO’s base salary. Two recent exceptions were the amendments to the employment agreements for the Company’s Chairman and the CFO. The Committee took an active role, along with its compensation adviser, in structuring the amendments to Mr. Pattiz’s employment agreement in 2005 based on the recommendation of the Board to the Committee. The Committee, along with its adviser, similarly took an active role in structuring the amendment to Mr. Zaref’s employment agreement in 2006, based on the CEO’s recommendation to the Committee and the input of CBS Radio.

The employment agreements of the General Counsel and EVP, Network Sales were negotiated by the Company’s CEO. Both individuals have been employed by the Company for several years (since 2000 and 1999, respectively) and the base salaries negotiated for them increased annually.

Discretionary Annual Compensation Bonus

In 2006, with the exception of the Company’s Chairman, NEOs were eligible to receive “discretionary annual bonuses” and their employment agreements provide a target amount for which they are eligible (Mr. Pattiz’s employment agreement does not provide for such a bonus). While the bonus amounts differ from agreement to agreement, all such bonuses are in the sole and absolute discretion of the Board of Directors or its Committee or their designee.

Each year, management makes a recommendation regarding discretionary bonuses and equity compensation for key employees to the Committee. Upon receipt of management’s recommendations, the Committee reviews with management its suggestions about the management team, and then confers with its compensation adviser and with CBS Radio. After reviewing its decisions with the full Board and taking into account the views expressed by members of the Board, the Committee makes its final determination. The Committee also takes into account a NEO’s base salary and views cash compensation as a whole when making its bonus determinations.

In 2006, the Company experienced a 34.9% decrease in EBITDA when compared to 2005 and a significant decline in its stock price, which played a significant role in the levels of annual (cash) discretionary bonuses awarded to NEOs. The actual bonuses paid to the NEOs for 2006 performance were substantially below their target amounts, reflecting the Committee’s view of the Company’s 2006 performance, as more specifically indicated below:

NEO	Target Bonus(1)	Bonus Paid	% of Target

Norman Pattiz	n/a	n/a	n/a
Peter Kosann	$600,000	$150,000	25.0%
Andrew Zaref	$275,000	$120,000	43.6%
David Hillman	$125,000	$100,000	80.0%
Paul Gregrey	$250,000	$17,500	7.0%

(1)	As set forth in such NEO’s employment agreement. Mr. Pattiz’s employment agreement does not specify a target bonus.

While the Committee does not have a written policy regarding bonuses payable upon attaining certain financial metrics, all members of management were judged on the basis of the Company’s overall performance and to the extent applicable, on the performance of departments over which they exercise substantial control. The Committee took into account the Company’s revenues, net income, cash flow and stock price when analyzing Company performance, while simultaneously recognizing the current challenges in the radio industry and the ongoing discussions with CBS Radio to modify and extend the various agreements between CBS Radio and the Company. In the case of Mr. Hillman, the Committee also took into account the increased responsibilities assumed by Mr. Hillman in 2006 in connection with his promotion to Executive Vice President.

Equity Compensation

Equity is a critical component of the Company’s compensation plan. Equity compensation awards are made under the Westwood One, Inc. 2005 Equity Compensation Plan (referred to herein as the “2005 Plan”), customarily on an annual basis. The Company and the Committee believe that equity compensation provides the greatest long-term value potential to both the Company and its employees in creating long-term growth and success for employees and shareholders alike. Aside from promoting retention and incentivizing management, the Company, where appropriate, uses equity rather than cash as a “signing bonus” to management-level individuals hired by the Company. The Company believes that equity compensation serves as a critical tool for attracting and retaining key talent. A total of 9.2 million shares are available for issuance under the 2005 Plan. As of December 31, 2006 (which does not include the shares awarded in March 2007), approximately 2,438,589 of such shares have been issued by the Company under the 2005 Plan.

In 2007 (for services rendered in 2006), the Committee determined that retaining key employees below the NEO level was important to the future success of the Company, and agreed to make equity grants for the non-NEOs solely in restricted stock this year, and not all or part in stock options as has historically been the case. For exclusively NEOs, the Committee chose to incentivize core management by tying a significant portion of their equity compensation to stock options over restricted stock. In general, the Committee felt each of the CEO, CFO and GC is more able to affect the Company’s performance and stock price and believed it was appropriate to tie a roughly equivalent value of each individual’s equity compensation between stock options and restricted stock. In March 2007, Mr. Kosann received 41,667 shares of restricted stock and 125,000 stock options and Mr. Zaref received 25,000 shares of restricted stock and 75,000 stock options. While each of Mr. Kosann and Mr. Zaref received the same number of shares of stock options and restricted stock in March 2007 as they had received in the first quarter of 2006 (with the exception that they received restricted stock, not RSUs, in 2007), the value of such awards was approximately $899,587 less in the case of Mr. Kosann and $427,500 less in the case of Mr. Zaref than the value of the awards made to such individuals in February 2006, as the Company’s stock price (at which price the awards were granted) declined from $14.27 to $6.17 during such time period.

In December 2006, Mr. Pattiz received 8,333 RSUs and 25,000 stock options pursuant to his employment agreement. In March 2007, Mr. Hillman received 20,000 shares of restricted stock and 40,000 stock options and Mr. Gregrey received 39,000 shares of restricted stock. Notwithstanding the increased amount of shares awarded to Mr. Hillman and Mr. Gregrey, the value of the March 2007 awards to such individuals also was approximately $205,778 less in the case of Mr. Hillman and $84,020 less in the case of Mr. Gregrey than the value of the awards made to them in February 2006 as a result of the decline in the Company’s stock price as described above. The value of Mr. Pattiz’s December 1, 2006 award, when compared to his December 1, 2005 award, was $117,246 less.

Payments Upon Termination

Certain NEOs are entitled to cash payments upon their Termination, including upon a Change in Control and in the case of Messrs. Pattiz and Zaref, upon their death or disability. These payments are more particularly described under the headings entitled “Employment Agreements”; “Potential Payments upon Change in Control” and “Payments upon Disability or Death.” The Company does not have any arrangements with its NEOs, written or otherwise, for 280G “gross-up” or similar type payments.

Vesting

All equity compensation awarded to employees in 2006 was subject to a four-year vesting period. In March 2007, the Committee made a decision for the 2007 awards only, to shorten the vesting period to three years, in large part to help retain critical talent, recognizing that our key employees have experienced a significant decline in the value of their equity compensation as the Company’s stock price has declined and have received low annual bonuses in the last two years. Once granted, an employee is entitled to the benefits of such award upon vesting, provided, such employee remains employed by the Company for the duration of the vesting period.

Stock Options

Stock options only have value if the Company’s stock price increases after the date the stock options are granted, and their value is measured only by the increase in the stock price. Under the 2005 Plan, various forms of full value share equity compensation awards are available, including restricted stock, restricted stock units, performance shares and deferred stock. For all such full value shares, each share granted is worth more than an option share, since the value of such share is measured by the actual stock price, not just the increase in the stock price. For this reason, the 2005 Plan calls for the share authorization to be reduced by three option shares for every full value share issued. The Committee believes that stock options remain a useful management incentive tool, but for the annual 2007 grant, the Committee limited their use to NEOs, so that more retention-oriented restricted stock would be the primary component of other employees’ grants. Unvested stock options generally are forfeited upon an employee’s Termination, including by death or disability. By the terms of the awards, all outstanding options vest upon a participant’s Termination within a 24-month period after a Change in Control (as such term is defined in the 2005 Plan) has occurred.

Restricted Stock, RSUs

As mentioned above, the Company began to include restricted stock and RSUs in its equity compensation awards in May 2005, after the 2005 Plan was approved by Company shareholders. In general, only NEOs and the directors have received RSUs which gives the recipient the right to defer the receipt/payment of the stock; all other key employees, including NEOs, have received restricted stock. Generally speaking, restricted stock and RSUs are substantially similar awards, except that while a participant receives full voting and economic rights of the shares of restricted stock upon receipt of the grant, a participant does not receive such rights upon the grant of a RSU because the payment of shares underlying a RSU is deferred until vesting. While dividends, if any, begin to accrue on the date a RSU is granted, a participant’s right to the underlying restricted shares and dividend equivalents are not received by a participant until the related RSU is distributed. Furthermore, if a participant elects to “defer” receipt of RSUs, the shares and accumulated dividends thereon, if any, are not distributed until the date of deferment. A decision to defer must be made a minimum of twelve (12) months prior to the initial vesting date and a participant generally may choose to defer his award until the last vesting date applicable to such award or his date of Termination.

Awards of restricted stock and RSUs are valued at the closing market price of the Company’s Common stock on the date of the grant of the award.

Any unvested awards generally are forfeited upon an employee’s Termination, including by death or disability. By the terms of the awards, all outstanding RSUs and restricted stock shares vest upon a participant’s Termination within a 24-month period after a Change in Control (as such term is defined in the 2005 Plan) has occurred. In Mr. Pattiz’s case only, all of his outstanding RSUs vest automatically upon a Change in Control or his Retirement (as such term is defined in the 2005 Plan). Mr. Pattiz is entitled to certain rights under the terms of his employment agreement as described in more detail below under the heading “Change of Control Provisions.” In addition, if Mr. Pattiz’s employment agreement is not renewed, Mr. Pattiz shall become a part-time employee and/or consultant of the Company for six years through November 30, 2015 and his option shares will continue to vest throughout such term.

How does the Committee determine the allocation between the elements of compensation?

In certain circumstances, the Company awards “retention bonuses” to retain the services of NEOs for multi-year periods. Discretionary annual bonuses may be used to reward a NEO’s outstanding individual performance. The Committee believes NEOs are more appropriately compensated, motivated and rewarded (and more likely to remain at the Company) when bonuses are paid in cash in a lump sum after the year has ended. Equity compensation awards, on the other hand, are intended to provide a potential for upside should the Company’s performance improve over the long-term. In recent years, a large portion of NEO’s compensation has been their salary.

The following table shows the compensation awarded to each NEO for the 2006 performance year:

	Elements of Compensation(1)
NEO	Salary	Bonus(2)	Equity Awards(3)	Total Compensation

Norman Pattiz	$400,000	–	$125,748	$525,748
Peter Kosann	$600,000	$150,000	$573,335	$1,323,335
Andrew Zaref	$475,000	$120,000	$344,000	$939,000
David Hillman	$319,231	$133,333	$224,600	$677,164
Paul Gregrey	$344,237	$48,269	$240,630	$633,136

(1)	All amounts reported in this table have been rounded to the nearest dollar. Because perquisites are de minimis, such have not been included in the table above.
(2)	The amounts listed in the table under “Bonus” above reflect discretionary bonuses awarded in 2007 for 2006 performance. These also include, in the case of Mr. Hillman, a $33,333.36 retention bonus and in the case of Mr. Gregrey, a $30,769.20 retention bonus earned in 2006 as further described in footnotes (3) and (4) of the Summary Compensation Table.
(3)	The value listed in the table under “Equity Awards” above contains only the value of the equity awards granted to the NEOs in March 2007 for 2006 performance. This amount is not the same amount disclosed in the Summary Compensation Table. As discussed in footnote 5 to the Summary Compensation Table, the amounts reported in columns (e) and (f) of such table represent the portion of total value ascribed to all stock and option awards, including those made in prior years, that was expensed by the Company in 2006 in accordance with FAS 123R.

What other factors does the Committee consider when making its decisions regarding compensation to NEOs?

Section 162(m) of the Internal Revenue Code of 1986, as amended (along with related regulations, the “Code”), limits the annual tax deduction a Company may take on compensation it pays to the NEOs (other than the CFO in certain instances) to covered pay of $1 million per executive in any given year. The Committee’s general policy is to structure compensation programs that allow the Company to fully deduct the compensation under Section 162(m) requirements. However, the Committee seeks to maintain the Company’s flexibility to meet its incentive and retention objectives, even if the Company may not deduct all of the compensation.

In 2005, the Committee began granting RSUs and restricted stock to NEOs. The Committee determined that although the amount of RSUs and restricted stock that qualifies for a deduction under Section 162(m) may be limited, the equity-based awards are a significant component of compensation that promotes long-term Company performance and management retention, and strengthen the mutuality of interests between the awardees and shareholders.

The Committee also considers the accounting cost and the dilutive effect of equity compensation awards when granting such awards.

The Committee also considers the impact of Section 409A of the Code relating to deferred compensation. To the extent permitted by the Committee, a participant may elect to defer the payment of RSUs in a manner that is intended to comply with Section 409A of the Code.

What role does the Committee play in establishing compensation for directors?

The Committee reviews and evaluates compensation for the Company’s non-employee directors on an annual basis, in consultation with its independent outside compensation adviser prior to making a recommendation to the Board. The elements of director compensation and more particulars regarding the elements are described below under the table appearing below the header “Director Compensation.”

What changes to compensation for named executive officers or to directors, if any, have occurred since the fiscal year ended December 31, 2006?

Mr. Kosann

On July 10, 2007, the Committee approved amending the terms of equity compensation awarded to Mr. Kosann during his tenure as President and CEO of the Company. As described elsewhere in this proxy statement, Mr. Kosann will cease to serve as the Company’s President and CEO upon the closing of the proposed transactions with CBS Radio (but no earlier than December 31, 2007) or the day after which the Company files its Form 10-K for the year ended 2007 (but no later than March 18, 2008) (the earlier of such dates being the “Termination Date”). These changes were made in light of the Company expecting that a new arrangement would be negotiated by CBS Radio and the Company, which would involve the termination of the Management Agreement, pursuant to which the services of Mr. Kosann were provided. The Committee believed securing Mr. Kosann’s services through the consummation of a new arrangement with CBS Radio or the filing of the Company’s 10-K filing, whichever occurred later, was important for the Company and its shareholders. The following terms were negotiated by the Company’s General Counsel and CBS Radio and the Company’s independent directors, including members of the Committee who were actively involved in such process. The Committee’s compensation adviser, SBCG, also reviewed the arrangement with the Committee.

If the proposed CBS transactions are consummated and Mr. Kosann is terminated on the Termination Date in connection with the closing, Mr. Kosann will serve the Company as a consultant from the day following the Termination Date through March 31, 2008 (the foregoing, the “CBS Transaction Condition”). During his consultancy, in accordance with the terms of the 2005 Plan, Mr. Kosann’s outstanding equity compensation will continue to vest in accordance with its current terms through and including March 31, 2008 and certain equity compensation awarded to Mr. Kosann that is scheduled to vest after March 31, 2008 will vest on March 31, 2008. Assuming the CBS Transaction Condition is satisfied, the following units/shares of unvested equity compensation that would have vested by their terms subsequent to March 31, 2008, will vest on March 31, 2008 subject to his continued service as a consultant through such date in accordance with the foregoing amendment to Mr. Kosann’s agreement: (a) 5,208 restricted stock units (“RSUs”) (of 41,667 RSUs initially awarded to Mr. Kosann on January 3, 2006 on a four-year vesting schedule), (b) 6,944 shares of restricted stock (of 41,667 shares of restricted stock initially awarded to Mr. Kosann on March 13, 2007 on a three-year vesting schedule) and (c) 20,833 stock options (of 125,000 stock options initially awarded to Mr. Kosann on March 13, 2007 on a three -year vesting schedule) at an exercise price of $6.17 per share.

As part of the negotiations, the parties (with the participation of the Company’s independent directors, including members of the Committee) also agreed that if subsequent to the Company filing a definitive proxy statement, either: (1) the CBS transactions close and Mr. Kosann is terminated on the Termination Date or (2) Mr. Kosann is involuntarily terminated as CEO other than for Cause (as defined in Mr. Kosann’s employment agreement) prior to the Termination Date, the Company will reimburse CBS Radio for one-half (1/2) of Mr. Kosann’s salary through December 31, 2008 and his 2007 bonus payment (which bonus payment shall be a minimum of $150,000), subject to the conditions described in the Master Agreement attached as an exhibit to this proxy statement.

CFO Changes

As indicated elsewhere in this proxy statement, on July 12, 2007, Mr. Zaref ceased serving as the Company’s Chief Financial Officer. Gary J. Yusko became the Company’s Chief Financial Officer and Principal Accounting Officer on July 16, 2007. The material terms of Mr. Yusko’s compensation are as follows:

Mr. Yusko’s employment agreement is for a term of three years, beginning on July 16, 2007 and ending on July 16, 2010 (the “Term”). For each year of the Term, Mr. Yusko will be compensated at an annual base salary of $450,000, $475,000 and $500,000, respectively. Mr. Yusko will be eligible for an annual discretionary bonus for each of 2007, 2008 and 2009, in the amounts of $315,000 (of which $100,000 is guaranteed for the services to be rendered for 2007), $332,500 and $350,000, respectively, which discretionary bonus for 2008 and 2009 represents approximately 72% of Mr. Yusko’s annual base salary. Mr. Yusko also received a signing bonus of: (i) $100,000 payable in a lump sum in accordance with the Company’s normal payroll practices and (ii) on July 16, 2007, 15,000 shares of restricted stock which will vest in equal one-half increments over a two-year period on July 16, 2008 and 2009. The $100,000 signing bonus will be earned over the term of Mr. Yusko’s employment through July 15, 2009. On July 16, 2007, Mr. Yusko also received 50,000 shares of restricted stock and 75,000 stock options that will vest in equal one-third increments on July 16, 2008, 2009 and 2010 (the “July Equity Awards”), subject to his continued employment through such date. Under the Management Agreement, CBS Radio reimburses the Company for Mr. Yusko’s salary and bonus.

In the event of his death or disability, Mr. Yusko is entitled to any accrued and unpaid salary and any then entitlement under employee benefit plans and programs, subject to reduction for any disability payments made under the Company’s policies.

If Mr. Yusko is terminated without “Cause,” he is entitled to his base salary through the end of the Term (i.e., July 19, 2010) payable in accordance with the Company’s normal payroll practices and any unvested portion of the July Equity Awards would vest immediately upon the effective date of termination. If a Change in Control (as defined in the 2005 Plan) occurs, and Mr. Yusko is no longer the Company’s CFO or a material portion of his executive duties are withdrawn or significantly diminished, Mr. Yusko may terminate his employment on 30 days’ written notice by delivering written notice to the Company within 30 days after the occurrence of the Change in Control. In such event, Mr. Yusko would receive his base salary through the end of the Term payable in accordance with the Company’s normal payroll practices, and any unvested portion of the July Equity Awards would vest immediately upon the effective date of termination.

If Mr. Yusko is terminated, the Company may elect, at its option upon written notice delivered to Employee no later than the end of the Term, in consideration for $200,000 payable in accordance with the Company’s normal payroll practices, regardless of cause, that Employee not engage in any Restricted Activity (as such term is defined in Mr. Yusko’s employment agreement), directly or indirectly, for a period of six (6) months from and after the Term. Generally speaking, “Restricted Activities” consist of: (i) providing services to a traffic, news, sports, weather or other information report gathering or broadcast service or to a radio network or syndicator, or any direct or indirect competitor of the Company or its affiliates; (ii) soliciting client advertisers of the Company or its affiliates and dealing with accounts with respect thereto; (iii) soliciting such client advertisers to enter into any contract or arrangement with any person or organization to provide traffic, news, weather, sports or other information report gathering or broadcast services or national or regional radio network or syndicated programming; or (iv) forming or providing operational assistance to any business or a division of any business engaged in the foregoing activities.

Mr. Hillman

As indicated elsewhere in this proxy statement, on July 10, 2007, Mr. Hillman became the Company’s Chief Administrative Officer, a newly created position. In connection therewith, Mr. Hillman received an additional year on his employment agreement, which now terminates on December 31, 2009. In addition, Mr. Hillman was awarded 15,000 shares of restricted stock which will vest in equal one-half increments over a two-year period on July 10, 2008 and 2009. Finally, Mr. Hillman’s salary was increased from $350,000 as follows: effective July 16, 2007 to $400,000; effective January 1, 2008 to $425,000 and effective January 1, 2009 to $450,000. Other than the foregoing, Mr. Hillman’s employment agreement remains the same.

Mr. Gregrey

Subsequent to the Company’s filing of its Form 10-K/A, Mr. Gregrey’s employment agreement was amended on May 4, 2007 to include a provision for payments upon his termination without “Cause.” Under such amendment, if Mr. Gregrey is terminated without “Cause,” he will receive his base salary until the end of the term of his employment agreement (i.e., April 1, 2009), payable in accordance with the Company’s normal payroll practices and (ii) any discretionary bonus earned by him but not yet paid by the Company as of the date of termination.

Non-employee Directors

Additionally, as discussed in the paragraph labeled “Equity Compensation” under the table entitled “Director Compensation” appearing below, because the Company’s 2007 annual meeting of shareholders was delayed, the non-employee directors received their annual grant of $100,000 in value of RSUs on July 12, 2007. There will not be a further grant of equity compensation to the directors in 2007 or at the annual meeting for which this proxy statement is being circulated. The Company anticipates it will next award equity compensation to the directors at a regularly scheduled 2008 annual meeting.

SUMMARY COMPENSATION TABLE

The following table and accompanying footnotes set forth the compensation earned, held by, or paid to, each of the Company’s named executive officers for the year ended December 31, 2006.

							Change in
							Pension Value
							and Nonquali-
						Non-Equity	fied Deferred	All
				Stock	Option	Incentive Plan	Compensation	Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation		Total
Position	Year	($)	($)	($)	($)	($)	($)	($)		($)
(a)	(b)	(c)	(d)	(e)(5)	(f)(5)	(g)	(h)	(i)(6)		(j)

OFFICERS:
Norman J. Pattiz,	2006	$400,000	–	$196,409	$294,384	–	N/A	–		$890,973
Chairman of the Board
Peter Kosann,	2006	$600,000	$150,000	$173,034	$675,955	–	N/A	$12,000	(6)	$1,610,989
President and CEO(1)
Andrew Zaref,	2006	$475,000	$120,000	$108,126	$370,238	–	N/A	–		$1,073,364
EVP and CFO(2)
David Hillman,	2006	$319,231	$133,333	$57,110	$185,639	–	N/A	–		$695,313
EVP Business Affairs and General Counsel(3)
Paul Gregrey,	2006	$344,237	$48,269	$50,097	$266,190	–	N/A	–		$708,793
EVP - Sales, Network Division(4)

(1)	Peter Kosann is employed by CBS Radio pursuant to the terms of the Management Agreement.
(2)	Andrew Zaref earned base salary at an annual rate of $450,000 from January 1, 2006 through June 30, 2006 and $500,000 from July 1, 2006 through December 31, 2006. In April 2007, Mr. Zaref received a discretionary bonus of $120,000 for services rendered in 2006. CBS Radio reimburses the Company for Mr. Zaref’s salary and bonus.
(3)	David Hillman earned base salary at an annual rate of $300,000 from January 1, 2006 through March 31, 2006 and $325,000 from April 1, 2006 through December 31, 2006. In April 2007, Mr. Hillman received a discretionary bonus of $100,000 for services rendered in 2006. He also received a $100,000 retention bonus at the time he entered into his employment agreement, of which $33,333.36 was earned in 2006. Such amount is earned over the stated term of his employment ($2,777.78 per month) and any unearned portion must be repaid if Mr. Hillman leaves the Company prior to the expiration thereof.
(4)	Paul Gregrey received a discretionary bonus of $17,500 in February 2007 for services rendered in 2006 and a $100,000 retention bonus at the time he entered into his employment agreement, of which $30,769.20 was earned in 2006. Such amount is earned over the stated term of his employment ($2,564.10 per month) and any unearned portion must be repaid if Mr. Gregrey leaves the Company prior to the expiration thereof.
(5)	The amounts reported in columns (e) and (f) represent the portion of total value ascribed to all stock and option awards, including those made in prior years, that was expensed by the Company in 2006 in accordance with FAS 123R. In accordance with FAS 123R, the Company expenses the estimated fair value of stock based compensation awards over the related vesting period. In the case of restricted stock and restricted stock units, estimated fair value is calculated as the fair market value of the shares on the date of grant. The estimated fair value of options is measured on the date of grant using the Black-Scholes option pricing model. For a more detailed discussion of the assumptions used by the Company in estimating fair value, refer to Note 9 (Equity-Based Compensation) of the Notes to the Consolidated Financial Statements. The vesting terms of the stock awards and option awards reported in the table above are described under the table entitled “Grants of Plan-Based Awards in 2006” which appears below.
(6)	Mr. Pattiz receives perquisites which do not exceed $10,000 in the aggregate and accordingly are not described above as permitted by applicable SEC rules. The only perquisites provided by the Company to its other named executive officers in 2006 were: (i) for each of Messrs. Kosann and Zaref only parking allowances; (ii) in the case of Mr. Kosann only, a monthly car allowance and (iii) Company “matches” to the contributions made by such individuals to their 401(k) accounts. The Company makes a matching contribution of 25% of all employees’ contributions to their 401(k) Plan in an amount not to exceed 6% of an employee’s salary. Any employee vests in such “Company match” based on his years of service with the Company as follows: 20% for one year of service; 40% for two years of service; 60% for three years of service; 80% for four years of service and 100% for five years of service. Until December 31, 2006, the Company made such matches in Company stock; as of January 1, 2007, the matches are made in cash. None of the perquisites for the Company’s named executive officers exceed in the aggregate $10,000, except in the case of Mr. Kosann, who receives a $500 monthly car allowance and a $500 monthly reimbursement for parking. Accordingly, except for Mr. Kosann, such amounts have not been included above as allowed by applicable SEC rules. Under the terms of his employment agreement, Mr. Pattiz has the right to purchase at any time the Company car he uses at the fair market value as such is reported in the Kelly Blue Book.

GRANTS OF PLAN-BASED AWARDS IN 2006 (1)

The following table provides information for awards of stock options, restricted stock and restricted stock units made to each of the Company’s named executive officers during the year ended December 31, 2006.

									All
									Other				Grant
									Stock		All Other		Date
									Awards:		Option		Fair
									Number		Awards:	Exercise	Value of
			Estimated Future Payouts			Estimated Future Payouts			of		Number of	or Base	Stock
			Under Non-Equity Incentive			Under Equity Incentive			Shares		Securities	Price of	and
			Plan Awards			Plan Awards			of Stock		Underlying	Option	Option
	Grant	Approval	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units		Options	Awards	Awards
Name	Date	Date	($)	($)	($)	(#)	(#)	(#)	(#)		(#)	($/Sh)	($)
(a)	(b)	(b)(6)	(c)	(d)(7)	(e)	(f)	(g)	(h)	(i)		(j)	(k)	(l)(8)

Norman J. Pattiz(2)	12/1/06	11/28/05	–	–	–	–	–	–			25,000	$6.57	$71,000
	12/1/06				–				8,333	*			$54,748
Peter Kosann(3)	1/3/06	12/19/05	–	–	–	–	–	–			125,000	$16.42	$788,750
	1/3/06								41,667	*			$684,172
Andrew Zaref(4)	2/10/06		–	–	–	–	–	–	25,000	*			$356,750
	2/10/06										75,000	$14.27	$414,750
	6/30/06	6/29/06	–	–	–	–	–	–	25,000				$187,500
David Hillman(5)	2/10/06		–	–	–	–	–	–			33,700	$14.27	$186,361
	2/10/06								17,100				$244,017
Paul Gregrey(5)	2/10/06		–	–	–	–	–	–			20,000	$14.27	$110,600
	2/10/06								15,000				$214,050

(1)	All awards disclosed in the table above awarded on February 10, 2006 vest over four years, commencing on a date eleven (11) months after the date of grant (i.e., January 10, 2007, 2008, 2009 and 2010). While other awards granted under the 2005 Plan vest commencing on the first anniversary of the date of grant, the awards made on February 10, 2006 were the first awards made to a group of employees after the adoption of the 2005 Plan in May 2005, and upon the recommendation of Company management, the Committee determined a slightly accelerated vesting schedule was reasonable. Awards with an exercise price noted in column (k) are options; awards denoted with an asterisk (*) are RSUs and all other awards are shares of restricted stock.
(2)	Pursuant to an amendment to his employment agreement, effective November 28, 2005, beginning on December 1, 2005 and on each subsequent December 1 of his term of employment, Mr. Pattiz is entitled to a non-qualified option to purchase 25,000 shares of Common stock of the Company and 8,333 RSUs (which vest over a three-year period), each pursuant to the terms of the 2005 Plan. Such agreement was approved by the Board on November 28, 2005. As disclosed below under the heading “Right to Defer; Mandatory Deferral in 2005,” any RSU awarded in 2005 was automatically deferred by the Company. Beginning in 2006, the decision whether to defer a RSU award was given to participants. Mr. Pattiz chose not to defer the RSUs granted to him in 2006.
(3)	On January 3, 2006 (the first business day of the year), Mr. Kosann received 41,667 RSUs and 125,000 options in connection with his appointment to CEO on January 1, 2006. Mr. Kosann’s election was approved by the Board on December 19, 2005.
(4)	Mr. Zaref received 25,000 shares of restricted stock as a signing bonus in connection with entering into an amendment of his employment agreement on June 30, 2006 (effective July 1, 2006) which extends his term as the Company’s Chief Financial Officer through June 30, 2009. Such agreement was approved by the Committee on

June 29, 2006. He also received 25,000 RSUs and 75,000 options on February 10, 2006, the date equity compensation was awarded by the Company to its key employees.
(5)	Received on February 10, 2006, the date equity compensation was awarded by the Company to its key employees.
(6)	With respect to all awards of equity compensation that was approved on a date other than the grant date, the grant date of the award was specified in advance of such date.
(7)	While no amount has been disclosed above (in accordance with SEC rules), there are target discretionary bonus amounts set forth in each individual’s employment agreement which are described above in the Compensation Discussion and Analysis under the heading “Discretionary Annual Compensation Bonus.”
(8)	The value of the awards disclosed in column (l) represents the total value ascribed to all stock and option awards granted in 2006. In the case of restricted stock and restricted stock units, estimated fair value is calculated as the fair market value of the shares on the date of grant. The estimated fair value of options is measured on the date of grant using the Black-Scholes option pricing model. For a more detailed discussion of the assumptions used by the Company in estimating fair value, refer to Note 9 (Equity-Based Compensation) of the Notes to the Consolidated Financial Statements. The vesting terms of the stock awards and option awards are reported below.

The following summary is applicable solely to the equity compensation awarded in 2006 as reported in the table entitled “Grants of Plan-Based Awards in 2006” which appears above.

Vesting

The following terms do not apply to Mr. Pattiz’s awards. For a description of the terms applicable to his awards, see “Mr. Pattiz’s Awards” below.

All awards of stock options, restricted stock and RSUs listed in the table “Grants of Plan-Based Awards in 2006” were granted under the 2005 Plan and vest in equal installments over a four-year period (with the exception of Mr. Pattiz’s awards, which vest over three years), commencing on the first anniversary of the date of grant (with the exception of the grants made on February 10, 2006 as described above). Upon a participant’s Termination (as such terms are defined in the 2005 Plan), all vested stock options remain exercisable as follows, but in no event later than ten years after the grant date: (i) three years in the event of the participant’s Retirement; (ii) one year in the event of the participant’s death (in which case the participant’s estate or legal representative may exercise such stock option) or (iii) three months for any other Termination (other than for “Cause”). A participant forfeits any unvested stock options on the date of his Termination (except for Mr. Pattiz as indicated in more detail below).

Undefined terms used herein (such as participant, Termination, Retirement, Cause and Change in Control) have the meaning set forth in the 2005 Plan.

Change of Control Provisions

If an employee is terminated without Cause during the 24-month period following a “Change in Control,” all unvested options, restricted stock and RSUs shall immediately vest; provided an employee is still a participant.

Mr. Pattiz’s Awards

Mr. Pattiz, who receives the same type of RSU and restricted stock award as Company directors, receives equity compensation which vests over three years and all such shares of restricted stock and RSUs vest in their entirety upon a Change in Control. Under the terms of his Employment Agreement, as amended, Mr. Pattiz is entitled to exercise at any time: (i) one-half of his outstanding option awards which have not yet become exercisable upon a Partial Event of Change and (ii) 100% of his outstanding option awards which have not yet become exercisable upon an Event of Change (as such terms are defined in his Employment Agreement). If any event constituting an Event of Change is not consummated, the options will immediately revert back to their original vesting schedule, except to the extent Mr. Pattiz has already exercised his option to purchase some or all of such options.

Dividends; Transfer Restrictions; Voting Rights

RSUs and restricted stock accrue dividend equivalents when dividends are paid, if any, on the Company’s Common stock beginning on the date of grant. Such dividend equivalents are credited to a book entry account, and are deemed to be reinvested in common shares on the date the cash dividend is paid. Dividend equivalents are payable, in shares of Common stock, only upon the vesting of the related restricted shares. Until the stock vests, shares of restricted stock and RSUs may not be sold, pledged, or otherwise transferred; however, once a grant of such is made, the holder is entitled to receive dividends thereon (as described above). In the case of restricted stock only (i.e., not RSUs), a holder is entitled to vote the shares once he has been awarded such shares. A holder may not vote shares associated with RSUs until the shares underlying such award have been distributed (which occurs upon vesting, unless the RSUs have been deferred as described below).

Right to Defer; Mandatory Deferral in 2005

A participant may elect to “defer” receipt of his RSUs in which case shares and any dividend equivalents thereon, are not distributed until the date of deferment. A decision to defer must be made a minimum of twelve (12) months prior to the initial vesting date and a participant may choose to defer his award until the last vesting date applicable to such award or his date of Termination. In 2005, the deferral of equity compensation awards until a participant’s Termination was mandatory. Accordingly, the grants made to all directors on May 19, 2005 and the grants made to Mr. Pattiz in December 2005 have been deferred until such individual’s Termination.

OUTSTANDING EQUITY AWARDS AT 2006 FISCAL YEAR-END

The following table sets forth, on an award-by-award basis, the number of shares covered by exercisable and unexercisable stock options and unvested restricted stock and restricted stock units outstanding to each of the Company’s named executive officers as of December 31, 2006.

							Stock Awards(2)
											Equity
											Incentive
										Equity	Plan
										Incentive	Awards:
	Option Awards(1)									Plan	Payout
				Equity						Awards:	Value
				Incentive			Number			Number of	of Unearned
				Plan			of		Market	Unearned	Shares,
				Awards:			Shares		Value of	Shares,	Units
	Number of		Number of	Number of			or Units		Shares or	Units	or Other
	Securities		Securities	Securities			of Stock		Units of	or Other	Rights
	Underlying		Underlying	Underlying			That		Stock	Rights	That
	Unexercised		Unexercised	Unexercised	Option		Have		That Have	That Have	Have
	Options		Options	Unearned	Exercise		Not		Not	Not	Not
	(#)		(#)	Options	Price	Option	Vested		Vested	Vested	Vested
Name	Exercisable		Unexercisable	(#)	($)	Expiration Date	(#)		($)	(#)	($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)		(h)(3)	(i)	(j)

Norman J. Pattiz(4)	308,000		–	–	$14.07	04/29/08	–		$–	–	$–
	4,000		–	–	12.69	03/10/09	–		–	–	–
	50,000		–	–	30.99	12/01/13	–		–	–	–
	33,333		16,667	–	23.16	12/01/14	–		–	–	–
	8,333	*	16,667	–	18.27	12/01/15	–		–	–	–
	4,167	*	8,333	–	18.27	12/07/15	–		–	–	–
	–		25,000	–	6.57	12/01/16	–		–	–	–
	–		–	–	–	–	5,555	*	39,221	–	–
	–		–	–	–	–	3,099	*	21,877	–	–
	–		–	–	–	–	8,357		59,000	–	–

Peter Kosann	20,000		–	–	22.57	09/30/09	–		–	–	–
	50,000		–	–	32.25	03/08/10	–		–	–	–
	15,000		–	–	20.25	09/28/10	–		–	–	–
	24,000		–	–	21.46	09/20/11	–		–	–	–
	40,000		10,000	–	35.19	09/25/12	–		–	–	–
	45,000		30,000	–	30.19	09/30/13	–		–	–	–
	30,000		45,000	–	20.50	10/05/14	–		–	–	–
	10,000		40,000	–	20.97	03/14/15	–		–	–	–
	–		125,000	–	16.42	01/03/16	–		–	–	–
	–		–	–	–	–	43,273		305,507	–	–

						Stock Awards(2)
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
	Option Awards(1)							Plan	Payout
			Equity					Awards:	Value
			Incentive			Number		Number of	of Unearned
			Plan			of	Market	Unearned	Shares,
			Awards:			Shares	Value of	Shares,	Units
	Number of	Number of	Number of			or Units	Shares or	Units	or Other
	Securities	Securities	Securities			of Stock	Units of	or Other	Rights
	Underlying	Underlying	Underlying			That	Stock	Rights	That
	Unexercised	Unexercised	Unexercised	Option		Have	That Have	That Have	Have
	Options	Options	Unearned	Exercise		Not	Not	Not	Not
	(#)	(#)	Options	Price	Option	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Expiration Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)(3)	(i)	(j)

Andrew Zaref	20,000	30,000	–	30.97	04/05/14	–	–	–	–
	30,000	45,000	–	20.50	10/05/14	–	–	–	–
	10,000	40,000	–	20.97	03/14/15	–	–	–	–
	–	75,000	–	14.27	02/10/16	–	–	–	–
	–	–	–	–	–	25,963	183,299	–	–
	–	–	–	–	–	25,418	179,451	–	–

David Hillman	600	–	–	20.25	09/28/10	–	–	–	–
	9,000	–	–	21.46	09/20/11	–	–	–	–
	9,600	2,400	–	35.19	09/25/12	–	–	–	–
	7,200	4,800	–	30.19	09/30/13	–	–	–	–
	12,000	18,000	–	20.50	10/05/14	–	–	–	–
	5,000	20,000	–	20.97	03/14/15	–	–	–	–
	–	33,700	–	14.27	02/10/16	–	–	–	–
	–	–	–	–	–	17,758	125,371	–	–

Paul Gregrey	12,000	–	–	22.57	09/30/09	–	–	–	–
	30,000	–	–	32.25	03/08/10	–	–	–	–
	20,000	–	–	22.06	02/21/11	–	–	–	–
	10,000	–	–	21.46	09/20/11	–	–	–	–
	28,000	7,000	–	35.19	09/25/12	–	–	–	–
	24,000	16,000	–	30.19	09/30/13	–	–	–	–
	20,000	30,000	–	20.50	10/05/14	–	–	–	–
	3,000	9,000	–	19.93	05/19/15	–	–	–	–
	–	20,000	–	14.27	02/10/16	–	–	–	–
	–	–	–	–	–	15,579	109,988	–	–

(1)	All options listed in the above table were granted pursuant to the terms of the 1999 Plan and are subject to five-year vesting terms in equal installments, commencing on the first anniversary of the date of grant, except in the case of: (i) the third and fourth option entries for Mr. Pattiz (expiring on December 1, 2013 and December 1, 2014, respectively), which options were modified by a letter agreement dated as of May 25, 2005 and vest over three years in equal installments and (ii) all option entries in the table above with an expiration date on or after May 19, 2015 which options were granted pursuant to the terms of the 2005 Plan, which options vest in equal installments over four years (except for Mr. Pattiz’s options which have a three-year vesting term) commencing on the first anniversary of the date of grant. As discussed elsewhere in this report, options granted on February 10, 2006 had an initial vesting date of January 10, 2007 (11 months after the grant date).
(2)	All stock awards listed in the above table were granted pursuant to the terms of the 2005 Plan and are subject to four-year vesting terms (except for Mr. Pattiz’s stock awards which have a three-year vesting term) commencing on the first anniversary of the date of grant. As discussed elsewhere in this report, restricted stock granted on February 10, 2006 had an initial vesting date of January 10, 2007 (11 months after the grant date). The numbers disclosed in column (g) above include all dividend equivalents that have accrued on such shares.
(3)	The value of the awards disclosed in column (h) above is based on a per share closing stock price on the NYSE for the Company’s Common stock of $7.06 on December 29, 2006 (the last business day of 2006).
(4)	The entries for Mr. Pattiz denoted above by an asterisk (*) represent awards made to Mr. Pattiz in December 2005, which although reported in columns (b) and (g) respectively because such shares have vested, the payment of such shares were deferred at the time of their award until Termination (as such term is defined in the 2005 Plan).

Included in the above table is an award of 4,167 RSUs and 12,500 options which Mr. Pattiz was awarded on December 7, 2005, which awards are in addition to the awards he received on December 1, 2005 pursuant to the terms of his employment agreement as discussed above and were also automatically deferred until Termination.

OPTIONS EXERCISED AND STOCK VESTED

During the year ended December 31, 2006, none of our named executive officers exercised any stock options and none of the restricted stock or RSUs previously awarded to them were acquired.

	Options Awards		Stock Awards
		Value Realized on	Number of Shares		Value Realized on
	Number of Shares	Exercise(1)	Acquired on Vesting		Vesting(1)
Name	(#)	($)	(#)		($)
(a)	(b)	(c)	(d)		(e)

Norman J. Pattiz	–	–	–	(1)	–	(1)
Peter Kosann	–	–	–		–
Andrew Zaref	–	–	–		–
David Hillman	–	–	–		–
Paul Gregrey	–	–	–		–

(1)	As previously discussed, Mr. Pattiz received two grants of restricted stock in December 2005, which although reported in column (g) of the table entitled “Outstanding Equity Awards at 2006 Fiscal Year-End,” are not reported in the table above because although such shares have vested, such shares have not been acquired by Mr. Pattiz (and thus no value was realized by Mr. Pattiz in 2006) because the receipt of such awards was mandatorily deferred at the time of grant and will not be distributed until Mr. Pattiz’s Termination (as such term is defined in the 2005 Plan). If the award had not been deferred, 4,327 shares of restricted stock would have vested in December 2006 and the value of such shares as of December 31, 2006 would have been $30,549 based on a per share closing stock price on the NYSE for the Company’s Common stock of $7.06 on December 29, 2006 (the last business day of 2006).

PENSION BENEFITS

None of our named executive officers are covered by a pension plan or similar benefit plan that provides for payment or other benefits at, following, or in connection with retirement.

NONQUALIFIED DEFERRED COMPENSATION(1)

Except for Mr. Pattiz, none of our named executive officers are covered by a deferred contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings	Withdrawals/	Balance
	2006	2006	in 2006	Distributions	at 12/31/06
Name	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)

Norman J. Pattiz	$28,599	–	$1,950	–	$30,549
Peter Kosann	–	–	–	–	–
Andrew Zaref	–	–	–	–	–
David Hillman	–	–	–	–	–
Paul Gregrey	–	–	–	–	–

(1)	As disclosed above under the heading “Right to Defer; Mandatory Deferral in 2005,” only named executive officers and directors have received RSUs which gives the recipient/participant the right to defer the receipt/payment of the restricted stock underlying such awards. As previously discussed, any RSU awarded in 2005 was automatically deferred by the Company. Beginning in 2006, the decision whether to defer an award was given to participants.

Employment Agreements

The Company has written employment agreements with each of the named executive officers (with the exception of the CEO whose agreement is with CBS Radio), the material terms of which are set forth below (terms applicable to a Change in Control are located below under the heading “Potential Payments upon Termination or Change in Control”). Compensation terms are presented for 2006 and beyond. All of the following employment agreements contain non-competition and non-solicitation provisions which extend after the termination of such agreements, with the exception of Mr. Pattiz’s agreement which contains no such restrictions except during the Continued Engagement Period (as described below). More detailed terms and provisions of equity compensation held by the following named executive officers can be located in the table entitled “Outstanding Equity Awards At 2006 Fiscal Year-End” which appears above. As described in the Compensation Discussion & Analysis above, Mr. Hillman’s employment agreement was amended on July 10, 2007 in connection with his appointment as the Company’s Chief Administrative Officer and Mr. Gregrey’s employment agreement was amended on May 4, 2007 to include a provision for payments upon his termination without “Cause.”

Mr. Pattiz, Chairman

•	Term expires November 30, 2008; provided, that if the Company does not renew the agreement, Mr. Pattiz will continue as a part-time employee and/or consultant (at the Company’s option) for six years through November 30, 2015;

•	Annual salary of $400,000 (2006 through the end of the Term);

•	Each December 1, Pattiz receives 25,000 options and 8,333 RSUs;

•	Mr. Pattiz is entitled to full piggy-back registration rights and limited demand registration rights on his shares of Company Common stock;

•	Terminable by Mr. Pattiz upon 90 days’ written notice to the Company (or 30 days in the event of a material breach); Terminable by the Company only in the event of death, permanent and total disability (upon such event), or for “Cause” (as such term is defined in the employment agreement) upon 90 days notice;

•	If the agreement is not renewed and Mr. Pattiz becomes a part-time employee and/or consultant as described above, only Section 5 of the Agreement shall continue to apply (non-competition and unfair competition provisions), Mr. Pattiz shall be subject to a non-solicitation provision and his option shares will continue to vest throughout his part-time employment/consultancy term (such term, “Continued Engagement Period”);

•	If any remuneration to Mr. Pattiz in any given year would not be deductible under Code Section 162(m) and would result in non-deductible payments of over $1 million in any one year, such excess would be deferred until the first year payment of such excess amount would not result in non-deductible remuneration of over $1 million in such year.

Mr. Zaref, EVP and CFO (Mr. Zaref’s employment with the Company ceased on July 12, 2007)

Mr. Zaref’s employment with the Company was terminated on July 12, 2007. CBS Radio and the Company have agreed to split 50/50 any severance payments made to Mr. Zaref, subject to the conditions described in the Master Agreement attached as an exhibit to this proxy statement.

•	Term expires June 30, 2009;

•	Annual salary of $500,000 (effective July 1, 2006 for remainder of Term);

•	Discretionary annual bonus target of $275,000 for 2006 and $350,000 for each calendar year thereafter in the sole and absolute discretion of the Chief Executive Officer, Board of Directors or its Compensation Committee;

•	Management to recommend to the Committee an equity compensation grant equal to 75% of CEO award;

•	Terminable by Mr. Zaref for “good reason” (which requires 30 days advance notice); Terminable by the Company in the event of death, permanent and total disability or for “Cause”;

•	If Mr. Zaref is terminated for “good reason” or other than “Cause,” Mr. Zaref will receive his base salary and bonus compensation for the remainder of the Term (bonus compensation forfeitable upon Mr. Zaref’s securing future employment or consulting work); in the case of a “good reason” termination only, Mr. Zaref will receive medical and dental coverage via COBRA for the Term or until he is eligible for coverage from a third party. In addition, Mr. Zaref is entitled to certain payments if sufficient notice of the Company’s decision not to extend/renew his employment agreement is not provided to Mr. Zaref as further described under “Other” below;

•	CBS Radio reimburses the Company for Mr. Zaref’s salary and bonus under the Management Agreement.

Mr. Hillman, EVP, Business Affairs and General Counsel

(also, Chief Administrative Officer as of July 10, 2007)

•	Term expires December 31, 2008;

•	Annual salary of $325,000 (effective 4/1/06); $350,000 (2007) and $375,000 (2008);

•	Retention bonus of $100,000, earned during the period from 1/1/06 to 12/31/08 (subject to repayment in the event of Mr. Hillman’s breach of the employment agreement);

•	Discretionary annual bonus eligibility valued at up to $125,000 (2006), $135,000 (2007) and $150,000 (2008), each in the sole and absolute discretion of the Board of Directors or its Compensation Committee or their designee;

•	Management to recommend to the Compensation Committee an equity compensation grant equal to 85,000 stock options (2006) and 75,000 stock options (2007);

•	If Mr. Hillman continues to be employed by the Company after the Term, the agreement is terminable by either party upon 90 days’ written notice;

•	In the event of termination without Cause, Mr. Hillman will receive his base salary for the remainder of the Term and any earned but unpaid discretionary bonus.

As described in the Compensation Discussion & Analysis above, in connection with the amendment to his employment agreement when he was appointed Chief Administrative Officer on July 10, 2007, Mr. Hillman’s salary was increased from $350,000 as follows: effective July 16, 2007 to $400,000; effective January 1, 2008 to $425,000 and effective January 1, 2009 to $450,000. In addition, Mr. Hillman was awarded 15,000 shares of restricted stock which will vest in equal one-half increments over a two-year period on July 10, 2008 and 2009.

Mr. Gregrey, EVP, Network Sales

•	Term expires April 1, 2009;

•	Annual salary of $345,050 (2006); $370,050 (2007); $395,050 (2008) and $420,050 (2009);

•	Retention bonus of $100,000, earned during the period from 1/1/06 to 4/1/09 (subject to repayment in the event of Mr. Gregrey’s breach of the employment agreement);

•	Discretionary annual bonus eligibility valued at up to $250,000 in the sole and absolute discretion of the Board of Directors or its Compensation Committee or their designee, subject to a 10% annual increase at the discretion of management and the Board;

•	Management to recommend to the Compensation Committee an equity compensation grant in 2006 equal to 20,000 stock options and 15,000 shares of restricted stock (not specified for future years);

•	If Mr. Gregrey continues to be employed by the Company after the Term, the agreement is terminable by either party upon 30 days’ written notice.

As described in the Compensation Discussion & Analysis above, subsequent to the Company’s filing of its Form 10-K/A, Mr. Gregrey’s employment agreement was amended to include a provision for payments upon his termination without “Cause.”

Potential Payments upon Termination or Change in Control

The Company has entered into employment agreements with Messrs. Pattiz and Zaref that require it to make payments upon a “Change in Control” as described below. In addition, while Mr. Kosann is employed by CBS Radio, the Company does award Mr. Kosann discretionary equity compensation. Accordingly, the value of the equity compensation payable by the Company upon a Termination following a Change in Control is included below for Mr. Kosann under the heading “Change in Control – All NEOs.” While the Company is not responsible for the payment of Mr. Kosann’s base salary and discretionary bonus, or any other cash payments to Kosann upon his termination or a change of control (except for certain severance payments as described in the Master Agreement), the amounts payable to Mr. Kosann by CBS Radio upon Mr. Kosann’s termination under the terms of his employment agreement with CBS Radio are included herein.

In accordance with SEC requirements, the potential payouts described below upon: (1) Termination or Change in Control, (2) Death or disability or (3) Termination without Cause, assume a Termination on December 31, 2006. Accordingly, because Mr. Zaref was still Chief Financial Officer of the Company and neither Mr. Hillman’s nor Mr. Gregrey’s employment agreements had been amended, the description below includes provisions for Mr. Zaref and uses the employment agreement in effect on December 31, 2006 for Messrs. Hillman and Gregrey. Because Mr. Gregrey’s employment agreement was amended solely to include a provision for payments due upon his termination without “Cause,” the analysis indicated below for Mr. Gregrey would not change.

Event of Change – Mr. Pattiz

In Mr. Pattiz’s case, if an Event of Change (as such term is defined in Section 8.2 of his employment agreement) occurs and the Company terminates either Mr. Pattiz or his employment agreement, Mr. Pattiz shall continue to receive his salary compensation through the end of the term of his employment agreement. In such event Mr. Pattiz would also be entitled to exercise, immediately upon his election, all of his outstanding option awards which have not then become exercisable. Additionally, by their terms, all outstanding unvested RSUs would automatically vest upon a Change of Control (as such term is defined in the 2005 Plan). If Mr. Pattiz had been terminated in connection with an Event of Change on December 31, 2006, Mr. Pattiz would be entitled to his base salary through November 30, 2008 which in the aggregate equals $766,667 payable in accordance with the Company’s normal payroll practices. The value of Mr. Pattiz’s options on December 31, 2006 (assuming Mr. Pattiz’ chose to exercise them on such date) would be $12,250. The value of Mr. Pattiz’s outstanding RSUs had he been terminated on December 31, 2006 would be $120,098.

Partial Event of Change – Mr. Pattiz

If, instead of an Event of Change, a Partial Event of Change (as such term is defined in Section 8.1 of his employment agreement) had occurred, Mr. Pattiz would be entitled, in lieu of the foregoing, to exercise, immediately upon his election one-half of his outstanding unvested option awards which have not yet become exercisable. The value of half of Mr. Pattiz’s options on December 31, 2006 (assuming Mr. Pattiz’s chose to exercise them on such date) would be $6,125. His outstanding RSUs would not vest upon such an event.

Change in Control – Mr. Zaref

Upon a Change in Control, Mr. Zaref is entitled to terminate his employment for good reason within 30 days of such event with an effective date not earlier than 30 business days from the date of notice. Mr. Zaref would then be entitled to the payment described above in the summary of his employment agreement. A “Change in Control” is defined as any merger, consolidation, dissolution or reorganization of the Company with, or any transfer of all or substantially all of the assets of the Company to, an entity other than CBS Corporation. If Mr. Zaref terminated his employment effective December 31, 2006 in connection with a Change in Control (in accordance with the foregoing provisions), Mr. Zaref’s termination would constitute “good reason.” In such event, Mr. Zaref would be entitled to: (i) his base salary through June 30, 2009 which in the aggregate equals $1,250,000 and potential discretionary bonus compensation for 2006, 2007 and 2008 in an aggregate amount of up to $975,000 payable in accordance with the Company’s normal payroll practices, assuming Mr. Zaref did not secure future employment or consulting work for such period. Additionally, Mr. Zaref would receive medical and dental coverage via COBRA, which premium would cost the Company approximately $29,796 through June 30, 2009. As noted above, Mr. Zaref’s employment with the Company was terminated on July 12, 2007. CBS Radio and the Company have agreed to split 50/50 any severance payments made to Mr. Zaref, subject to the conditions described in the Master Agreement attached as an exhibit to this proxy statement.

Change in Control – All NEOs

If a Change in Control occurred and any of Messrs. Kosann, Zaref, Hillman and Gregrey was terminated in connection therewith, each individual’s outstanding unvested options, restricted stock and RSUs would immediately vest. Assuming such Change in Control and Termination occurred on December 29, 2006 (the last business day of the year), the value of the equity compensation payable to each of Messrs. Kosann, Zaref, Hillman and Gregrey would be: $305,507, $362,750, $125,371 and $109,988, respectively. As discussed above, the value of Mr. Pattiz’s outstanding unvested RSUs had he been terminated on December 31, 2006 would be $120,098. All such values are based on a per share closing stock price on the NYSE for the Company’s Common stock of $7.06 on December 29, 2006. Of the foregoing values for Messrs. Kosann, Zaref, Hillman and Gregrey, none is ascribed to the options held by such individuals as all of the options held by such NEOs are “underwater” (i.e., the exercise price of such options exceed the current Common stock price).

Payments upon Disability or Death

As part of the Company’s employment agreement with its named executive officers (or in the case of Mr. Kosann, as part of his employment agreement with CBS Radio), the following terms are in effect in the event of such officer’s disability or death.

In the event of permanent and total disability (including death), Mr. Pattiz will receive his base salary for the following twelve months and 75% of his base salary for the remainder of the term of the agreement. He will continue to receive Company benefits, he will be entitled to exercise his equity compensation as described elsewhere in this report and he will continue to be entitled to the registration rights set forth in his employment agreement and described above. Assuming Mr. Pattiz had become disabled on December 31, 2006, Mr. Pattiz would be entitled to: (i) 100% of his 2007 base salary, or $400,000, and (ii) 75% of his 2008 base salary through November 30, 2008, or $275,000, for an aggregate payment of $675,000 payable in accordance with the Company’s normal payroll practices.

In the event of his death or loss of legal capacity, Mr. Zaref (or his estate) will be entitled to such payments as if he were terminated without “Cause” (i.e., his base salary and bonus for the remainder of the term). Assuming such event occurred on December 31, 2006, Mr. Zaref (or his estate) would be entitled to: (i) base salary through June 30, 2009 which in the aggregate equals $1,250,000 and (ii) potential discretionary bonus compensation for 2006, 2007 and 2008 in an aggregate amount of up to $975,000 payable in accordance with the Company’s normal payroll practices.

In the event of their death or disability, each of Messrs. Hillman and Gregrey are entitled to any accrued and unpaid salary and any then entitlement under employee benefit plans and stock options, subject to reduction for any disability payments made under the Company’s policies.

In the event of his death, Mr. Kosann is entitled to any base salary due and not yet paid through the date of Mr. Kosann’s death.

Payments upon Termination Without Cause

If any NEO were terminated without Cause on December 31, 2006, the following amounts would be payable by the Company (or in the case of Mr. Kosann, CBS Radio):

•	Mr. Pattiz: no provision regarding Termination without Cause is included in Mr. Pattiz’s employment agreement, however, the Company estimates the amount payable in such event would be base salary through November 30, 2008 in the aggregate amount of $766,667 payable in accordance with the Company’s normal payroll practices;

•	Mr. Zaref: base salary through June 30, 2009 in the aggregate amount of $1,250,000 and potential discretionary bonus compensation for 2006, 2007 and 2008 in an aggregate amount of up to $975,000 payable in accordance with the Company’s normal payroll practices, assuming Mr. Zaref did not secure future employment or consulting work for such period;

•	Mr. Hillman: base salary through December 31, 2008 in the aggregate amount of $725,000 payable in accordance with the Company’s normal payroll practices;

•	Mr. Gregrey: no provision regarding Termination without Cause is included in Mr. Gregrey’s employment agreement, however, the Company estimates the amount payable in such event would be base salary through April 1, 2009 in the aggregate amount of $870,112.50 payable in accordance with the Company’s normal payroll practices; and

•	Mr. Kosann: base salary through December 31, 2008 in the aggregate amount of $1,275,000 payable in accordance with the regular payroll practices of CBS Radio, so long as Mr. Kosann is ready, willing and able to render exclusive services under his employment agreement during such period.

Other

Mr. Zaref is entitled to three months of his salary, payable in accordance with the Company’s then current payroll practices, if either: (i) the Company provides Mr. Zaref with notice of its election not to extend or renew his employment agreement and terminates his employment without “Cause” within three months after the stated term or (ii) his employment is terminated for “good reason” or death or disability less than three months before the end of the stated term, such payment to be made from the date on which the non-renewal notice is given or Mr. Zaref’s employment is terminated, whichever is earlier. If: (A) the Company does not provide a non-renewal notice to Mr. Zaref, (B) Mr. Zaref remains employed through the end of the term (June 30, 2009) and (C) the Company terminates his employment without “Cause” within three months after the stated term, Mr. Zaref shall be entitled to his base salary for the balance, if any, of the three months after expiration of his term (i.e., until September 30, 2009).

DIRECTOR COMPENSATION

The following table sets forth the compensation for the Company’s directors who served during the year ended December 31, 2006.

					Change in
					Pension
	Fees				Value and
	Earned or			Non-Equity	Nonqualified
	Paid	Stock	Option	Incentive Plan	Deferred	All Other
	in Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)	($)	Earnings	($)	($)
(a)	(b)	(c)(5)	(d)(5)	(e)	(f)	(g)	(h)

Current directors:
Walter Berger(1)	–	–	–	–	–	–	–
Albert Carnesale	$68,750	$72,219	–	–	–	–	$140,969
David L. Dennis	$111,875	$61,063	$85,175	–	–	–	$258,113
Gerald Greenberg	$106,250	$66,161	$85,175	–	–	–	$257,586
Peter Kosann(2)	–	–	–	–	–	–	–
Grant F. Little, III	$84,375	$58,303	–	–	–	–	$142,678
H. Melvin Ming	$33,125	$25,178	–	–	–	–	$58,303
Norman J. Pattiz(2)	–	–	–	–	–	–	–
Joseph B. Smith	$94,375	$117,988	$85,175	–	–	–	$297,538
Former directors:(3)
Robert Herdman	$23,125	–	$3,336	–	–	–	$26,461
Dennis Holt	$10,625	$3,767	$44,356	–	–	–	$58,748
Steve Lerman(1)	$30,000	–	$61,199	–	–	–	91,199
George L. Miles, Jr.	$11,875	–	$6,472	–	–	–	$18,347
Leslie Moonves(1)	–	–	–	–	–	–	–
Former directors and executive officers:
Joel Hollander(1)(4)	–	–	$1,245,090	–	–	–	$1,245,090
Farid Suleman(1)(4)	–	–	$4,591	–	–	–	$4,591

(1)	As reflected above, as employees of CBS Radio and/or its affiliates, Messrs. Berger, Hollander and Moonves elected not to receive cash compensation for their services as directors in 2006. Mr. Berger and Mr. Hollander have elected not to receive cash compensation for their services as directors in 2007. Mr. Lerman received only cash compensation, not equity compensation, for his services as director in 2006 and 2007. Mr. Suleman did not receive compensation as no meetings were held prior to his resignation in February 2006.
(2)	Messrs. Kosann and Pattiz do not receive compensation for acting as directors.
(3)	Mr. Herdman resigned in April 2006, Mr. Holt in July 2006, Mr. Lerman in January 2007, Mr. Miles in March 2006 and Mr. Moonves in April 2006.
(4)	Mr. Hollander resigned in March 2007 and Mr. Suleman in February 2006. Each of Messrs. Hollander and Suleman served as executive officers and directors of the Company and the compensation listed above includes options which were granted in consideration of such service during their tenure as executive officers of the Company.
(5)	The value of stock awards and option awards reported in columns (c) and (d) above is based on the estimated fair value of the underlying instrument in accordance with FAS 123R, and is recognized over the related vesting period. In the case of restricted stock and restricted stock units, estimated fair value is calculated as the fair market value of the shares on the date of grant. The estimated fair value of options is measured on the date of grant using the Black-Scholes option pricing model. For a more detailed discussion of the assumptions used by the Company in estimating fair value, refer to Note 9 (Equity-Based Compensation) of the Notes to the Consolidated Financial Statements. All stock awards and option awards reported in the table above were issued under the terms of the 2005 Plan and are subject to three-year vesting periods (subject to immediate vesting upon a participant’s Termination within the 24-month period following a Change in Control as described elsewhere in this report). No director elected to defer the receipt of his RSUs at the time the May 2006 RSU awards were made.

General.  The Compensation Committee reviews and evaluates compensation for the Company’s non-employee directors (with the exception of Mr. Kosann who does not receive compensation as a director) on an annual basis, in consultation with its outside compensation adviser and the Board prior to making a recommendation to the Board. The Board then considers the recommendation of the Compensation Committee and generally approves such recommendation at the meeting held after the Company’s annual meeting of shareholders.

Fees.  Directors of the Company who are not officers receive $5,000 per meeting attended for their services as directors and $1,875 per meeting attended for their services as committee members. For the 2006-2007 board term, the Directors of the Company who serve as Chairs of the Compensation Committee, Nominating and Governance Committee and Audit Committee shall receive $10,000, $10,000 and $15,000, respectively, for their services as the Chairs of such committees during the 2006-2007 board term.

Equity Compensation.  Beginning on May 19, 2005, the date of the Company’s 2005 annual meeting of shareholders, directors of the Company who are not officers receive a mandatory grant of $100,000 in value of RSUs each year, which awards are governed by the terms of the 2005 Plan, which became effective in May 2005. Each grant is made on the date of the Company’s annual shareholder meeting. In addition to the foregoing, newly appointed directors who are not officers receive a mandatory grant of $150,000 in value of RSUs on the date such director is appointed to the Company’s Board. Recipients of RSUs are entitled to receive dividend equivalents on the RSUs (subject to vesting) when and if the Company pays a cash dividend on its Common stock. RSUs awarded to outside directors vest over a three-year period in equal one-third increments on the first, second and third anniversary of the date of the grant, subject to the director’s continued service with the Company. Directors’ RSUs vest automatically, in full, upon a Change in Control or upon their Retirement, as defined in the 2005 Plan. RSUs are payable to outside directors in shares of the Company’s Common stock. Messrs. Berger, Hollander (who resigned effective March 30, 2007), Lerman (who resigned effective January 30, 2007) and Moonves (who resigned effective April 4, 2006) elected not to receive in 2006 equity compensation normally provided to non-officer directors. Messrs. Berger, Hollander and Lerman elected not to receive equity compensation in 2007. Because the Company’s 2007 annual meeting of shareholders was delayed, in part as a result of then on-going negotiations with CBS Radio relating to the proposed CBS transactions, the directors received, pursuant to Board resolution, their annual grant of $100,000 in value of RSUs on July 12, 2007. There will not be a further grant of equity compensation to the directors in 2007 or at the annual meeting for which this proxy statement is being circulated. The Company anticipates it will next award equity compensation to the directors at a regularly scheduled 2008 annual meeting.

Waivers of Compensation

Messrs. Kosann and Pattiz do not receive any remuneration for their services as directors of the Company. Messrs. Berger, Hollander, Lerman and Moonves, as current and former directors of the Company who are/were employed by CBS and/or its affiliates, waived their right to cash and equity compensation, with the exception of Mr. Lerman, who received cash compensation only.

Compensation Committee Interlocks and Insider Participation

The Company’s Compensation Committee is comprised solely of independent outside directors, Messrs. Greenberg, Dennis and Smith. The Company has no interlocking relationships or other transactions involving any of our Compensation Committee members that are required to be reported pursuant to applicable SEC rules. None of the members of the Compensation Committee served as an officer or employee of the Company or any of its subsidiaries during the fiscal year ended December 31, 2006. There were no material transactions between the Company and any of the members of the Compensation Committee during the fiscal year ended December 31, 2006.

No member of the Compensation Committee simultaneously served both as a member of the Compensation Committee and as an officer or employee of the Company during 2006. None of the Company’s executive officers serves as a member of the Board or the Compensation Committee, or committee performing an equivalent function, of any other entity that has one or more of its executive officers serving as a member of the Board or Compensation Committee.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with Company management the Compensation Discussion and Analysis which appears above beginning on page 18 in this proxy statement. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that it approve the inclusion of the Compensation Discussion and Analysis in this proxy statement filed with the SEC.

Submitted by the members of the Compensation Committee:

Gerald Greenberg, Chair
David L. Dennis
Joseph B. Smith

PROPOSAL 1 – ELECTION OF DIRECTORS

At the annual meeting, holders of Common Stock, voting alone, will elect the independent Class I director and holders of Common Stock and Class B Stock, voting together, will elect the other Class I directors, for three-year terms, until their successors are elected and qualified. The Board of Directors has nominated Joseph B. Smith (independent director), Norman J. Pattiz and Peter Kosann to serve three-year terms ending in 2010. All nominees currently serve as Class I directors of the Company. Unless otherwise indicated on any proxy, the persons named as proxy voters on the enclosed proxy card intend to vote the stock represented by each proxy to elect these nominees. The nominees are willing to serve as directors, but should any or all refuse to or be unable to serve, the named proxy holders will vote for one or more other persons nominated by the Board of Directors.

The election of Messrs. Smith, Pattiz and Kosann will require the affirmative vote of a majority of the votes entitled to be cast and represented in person or by proxy at the meeting. With respect to the election of Messrs. Pattiz and Kosann, the Common Stock and the Class B Stock vote together as a class. With respect to the election of Mr. Smith, the Common Stock votes separately as a class and the Class B Stock will not vote.

As previously disclosed in an 8-K filed with the SEC on July 16, 2007, notwithstanding his nomination to serve a three-year term ending in 2010, Mr. Kosann will resign from the Company’s Board upon the closing of the proposed CBS transactions, when and if such occurs. The Board will name his replacement upon his resignation.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF JOSEPH B. SMITH, NORMAN J. PATTIZ AND PETER KOSANN AS CLASS I DIRECTORS.

PROPOSAL 2 – SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Action will be taken at the annual meeting to ratify the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2007. PricewaterhouseCoopers LLP has been the independent registered public accounting firm of the Company since 1984. The Company knows of no direct or material indirect financial interest of PricewaterhouseCoopers LLP in the Company or of any connection of that firm with the Company in the capacity of promoter, underwriter, voting trustee, officer or employee. We are asking our shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice.

Representation of Independent Registered Public Accounting Firm at Annual Meeting

A representative of PricewaterhouseCoopers LLP will be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The affirmative vote of a majority of the Common Stock and Class B Stock, voting together as a single class, represented in person or by proxy at the annual meeting is required to ratify the selection of PricewaterhouseCoopers LLP.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP.

PROPOSAL 3 – CBS TRANSACTIONS

Action will be taken at the annual meeting to approve the Master Agreement between the Company and CBS Radio Inc. (“CBS Radio” or “CBS”), and the other definitive agreements with CBS attached as exhibits to the Master Agreement. In this proxy statement we refer to the Master Agreement and such other agreements as the “New

Transaction Documents.” Although the Master Agreement was executed by the parties on October 2, 2007, the transactions contemplated by the Master Agreement will not, and cannot, become effective until the conditions to closing are satisfied, including among others described in more detail below, approval of the New Transaction Documents by the Company’s shareholders (other than CBS Radio and its affiliates) and satisfaction of the Refinancing Condition.

At the time this proxy statement was mailed, the Company had not modified or refinanced its credit agreement. Further, the modification of the Company’s credit agreement alone may not be sufficient to satisfy the Refinancing Condition, satisfaction of which will depend on the Company’s Board of Directors reasonable determination that such modification permits the Company to conduct its business operations in compliance with its legal and financial obligations. Even if a waiver of and/or consent to the provision in the Company’s existing credit agreement specifying that termination of the Management Agreement is an event of default is obtained, the Company may not be able to otherwise modify and/or refinance its credit agreement. In such event, the Company’s allowable Total Debt Coverage Ratio would be reduced from 4.0 times to 3.5 times, after March 31, 2008. This reduction would be a key factor in the Board of Director’s determination of whether the Refinancing Condition was satisfied. The Company and the advisors to the Strategic Review Committee of the Board continue to actively evaluate options to refinance the Company’s existing debt and/or to obtain additional equity. A more detailed description of all the closing conditions to the CBS transaction applicable to the Company are set forth below under the section entitled “Closing Conditions — Company”.

The Company’s Board of Directors (with CBS directors abstaining) has determined that the Master Agreement and related transactions are in the best interests of the Company and its shareholders and is recommending that you approve the New Transaction Documents for the reasons discussed below under “Background, Recommendation and Reasons.”

If the shareholders of the Company do not approve the New Transaction Documents, the existing agreements with CBS will remain in effect and expire on March 31, 2009.

SUMMARY

Overview of Existing Relationship with CBS

The Company originally entered into a management agreement with CBS Radio in 1994. The Company is currently a party to a Management Agreement (the “Management Agreement”), a Representation Agreement (the “Representation Agreement”), a News Programming Agreement (the “News Agreement”), a Trademark License Agreement (the “Trademark License”), a Technical Services Agreement (the “TSA”) and various programming and affiliation agreements with individual radio stations owned and operated by CBS Radio (the “CBS Radio Stations” or “Stations”). The term of each of the Management Agreement, Representation Agreement, News Agreement, Trademark License and TSA will expire on March 31, 2009. Such agreements and related amendments were ratified by the Company’s shareholders in 2002. While the Company provides programming to all major radio station groups, the Company has affiliation agreements with most of the CBS Radio Stations which, in the aggregate, provide the Company with a significant portion of the audience and commercial inventory that it sells to advertisers. In addition, the Company syndicates and/or distributes several other programs from CBS Radio and its affiliates.

Pursuant to the Management Agreement, CBS Radio manages the business and operations of the Company by providing individuals to serve as the Company’s CEO and CFO (CBS Radio employs the CEO and reimburses the Company for the cash compensation of the CFO, who is employed directly by the Company). CBS Radio receives a management fee for its management services. The Management Agreement includes certain non-competition provisions in favor of the Company and a right of first refusal on syndication opportunities to the Company where CBS Radio determines, in its sole discretion, to syndicate programming using a third party syndicator. Two employees of CBS Radio serve on the Company’s Board of Directors, and CBS Radio owns approximately 18.4% of the Company’s Common Stock.

Pursuant to the Representation Agreement and various affiliation agreements with individual CBS Radio Stations, CBS Radio provides the Company with commercial inventory on CBS Radio Stations that the Company sells to its advertisers. In addition, the Company acts as CBS’ representative to distribute certain CBS programming to the Company’s radio station affiliates, including CBS Radio Stations. Under the Representation Agreement, the Company pays CBS a flat fee subject to annual increases based on a specified consumer price index. In addition, the Company retains all revenue and is responsible for all expenses associated with such programming. Pursuant to the News Agreement and Trademark License, the Company receives rights to distribute CBS Radio news content and to use certain trademarks of CBS used in connection with CBS Radio news programming and other CBS programming and content. The Company pays CBS a flat fee for the right to distribute news content subject to annual increases based on a specified consumer price index, and, in some cases, additional fees if expanded coverage not contemplated by the News Agreement is provided. In addition to news content, the Company also purchases rights to other content and programming from CBS pursuant to various agreements negotiated on a case-by-case basis.

Pursuant to the TSA, the Company and CBS share or make use of certain employees, facilities and equipment, primarily at the CBS Broadcast Center in New York, New York, that are used in connection with the production and distribution of CBS Radio news programming and other content and programming of the Company that is broadcast to the Stations and other radio station affiliates of the Company. The Company reimburses CBS Radio monthly for use of the facilities and equipment and for the costs associated with CBS employees who provide services to the Company.

During 2006, the Company incurred expenses aggregating approximately $69.1 million under the Representation Agreement and affiliation agreements (Network and Metro Networks) with CBS, and for programming provided by CBS. Such amount does not reflect expenses incurred as a result of the Company’s agreements with Viacom Inc. and/or its non-CBS affiliates. The expense associated with the Management Agreement in 2006 was approximately $3.2 million.

Overview of New Relationship with CBS

As summarized below, the proposed New Transaction Documents change the existing relationship between the Company and CBS. For a more complete description of the New Transaction Documents, see “Master Agreement” and “Other New Transaction Documents.”

Termination of Existing Agreements

On the Closing Date, the Management Agreement will terminate and the Company will employ its own CEO on a going forward basis and CBS will no longer reimburse the Company for the costs related to the Company’s CFO. In addition, the two directors of the Company who are employees of CBS (Messrs. Berger and Kosann) will resign from their director positions at the Company. The Representation Agreement will also terminate on the Closing Date, and up to $15.0 million in compensation paid to CBS under the Representation Agreement as well as up to $1.3 million of the current management fee paid to CBS will be paid directly to the Stations as compensation under the Station Agreements, which will replace all existing affiliation agreements as summarized below.

New Long Term Distribution Relationship – Station Agreements

The Company and CBS will enter into Station Agreements that document and extend through March 31, 2017 the Company’s current distribution of network news, local traffic and news programming, to CBS Radio Stations and existing rights to, and levels of commercial inventory for, CBS Radio Stations. The Station Agreements contain significant differences from the existing affiliation agreements. Some of the key provisions and differences are highlighted below. For a more detailed description of the Station Agreements and the provisions described below, see “Other New Transaction Documents – Station Agreements.”

•	Expiration date of all Station Agreements is extended through March 31, 2017, continuing the provision of commercial inventory and related rights for a period that extends eight years beyond the expiration of the current Management Agreement. The current Management Agreement expires on March 31, 2009.

•	All compensation under Westwood One Affiliation Agreements adjusts either up or down for changes in audience levels (Network only) on Stations (subject to a 3% threshold as described in more detail under “Other New Transaction Documents – Westwood One Affiliation Agreements”), as opposed to many of the existing affiliation agreements, under which the Company pays fixed compensation regardless of fluctuations in audience levels.

•	Compensation under Westwood One Affiliation Agreements also uniformly adjusts either up or down for Commercial Clearance, including when Clearance is affected by preemption of commercials outside the parameters specified in the agreements. For example, Station compensation is subject to pro rata downward adjustment for Commercial Clearance between 100% and 90%, compensation is reduced significantly for Clearance below 90%, and no compensation whatsoever is paid to a Station if it broadcasts 75% or less of the commercial inventory. Many of the existing affiliation agreements are subject to less punitive penalties as Commercial Clearance levels decrease.

•	The Company may exercise its termination right with respect to a Westwood One Affiliation Agreement and collect liquidated damages from CBS if the applicable CBS Radio Station fails to achieve Commercial Clearance of at least 75% for a prolonged period. Generally, the existing affiliation agreements do not have liquidated damages clauses.

•	The Station Agreements provide for certain requirements in the case of a sale of Stations by CBS. For the first 35 Stations sold by CBS, CBS is required to use commercially reasonable efforts to assign the applicable Station Agreements to the buyer for the term of the Station Agreements. If the buyer does not assume the Station Agreements, the Station Agreements may be terminated and the commercial inventory must be reallocated by CBS to achieve Substantially Equivalent Distribution among the remaining Stations still owned by CBS for the term of the Station Agreements. In respect of any Stations sold by CBS after the first 35 Stations, CBS must cause the buyer to assume the Station Agreement for a term extending through the later of December 31, 2014 and the fifth anniversary of the closing of such Station sale (but not beyond March 31, 2017) or reallocate the inventory as described above to achieve Substantially Equivalent Distribution in the manner described below in the “Glossary.”

•	Under the Station Agreements, Metro Networks Communications, Inc., a subsidiary of the Company, will be the exclusive source of traffic information on CBS Radio Stations’ analog and HD1 signals, subject to certain exceptions provided in the Station Agreements.

•	Under the proposed CBS transactions, the Company will pay CBS a maximum annual bonus of $4.0 million for Commercial Clearance of 95% or higher and no bonus will be earned by CBS if Clearances are below 90%.

Framework for New Relationship – Master Agreement

The Master Agreement was executed by the Company and CBS Radio on October 2, 2007. It provides a legal framework for the proposed new relationship between the Company and CBS Radio. The other New Transaction Documents also are referenced in, and attached as exhibits to, the Master Agreement and will be entered into by the Company (and its applicable subsidiary) and CBS (and the applicable CBS Radio Stations) on the Closing Date. The Master Agreement itself has certain significant provisions, which in some cases apply to other New Transaction Documents, some of which are described below. For a more detailed description of the Master Agreement and the provisions described below, see “Master Agreement.”

Although executed, the transactions contemplated by the Master Agreement will not be effective until closing, which is subject to certain conditions, including, among others, (i) approval of the New Transaction Documents by the shareholders of the Company (excluding CBS and its affiliates), (ii) refinancing or modification of certain of the Company’s debt agreements, as may be required, and (iii) the Company paying all outstanding financial obligations to CBS, estimated on the date of the Master Agreement to be approximately $12.8 million and paying CBS an additional $5.0 million at closing in connection with the CBS transactions. In addition, the Master Agreement provides that either the Company or CBS may terminate the Master Agreement if the closing conditions have not been satisfied by

February 29, 2008, subject to extension under certain circumstances. Upon the satisfaction or waiver of the closing conditions set forth in the Master Agreement and the effectiveness of the closing, the Master Agreement will, in accordance with its terms:

•	Extend certain existing non-competition and non-solicitation agreements between the Company and CBS Radio included in the Management Agreement through March 31, 2010 and December 31, 2012, respectively, and set forth the terms and conditions relating to CBS Radio’s ability to sell ten second sponsorships adjacent to traffic reports through March 31, 2010.

•	Extend the existing right of first refusal of the Company to syndicate certain CBS Radio programming through March 31, 2017.

•	Extend certain existing programming agreements between the Company and CBS Radio through the earlier of their current termination date and March 31, 2017.

•	Provide for the cancellation of all warrants and related registration rights held by CBS.

•	As discussed above, provide for a maximum annual bonus of $4.0 million payable to CBS Radio for Commercial Clearance of 95% or higher and no annual bonus payable to CBS if Clearances are below 90%.

•	Provide for a $2.0 million payment from CBS Radio to the Company if Commercial Clearance in 2008 for CBS’ top ten markets is less than 93.75%.

•	Provide the Company with a limited right to defer up to $4.0 million in payments to CBS Radio on two occasions during the first two years from the Effective Date.

•	Provide that CBS may not sell its existing shares of Common Stock prior to December 31, 2007 (which restriction may expire prior to the Closing Date), and provide for new registration rights for such shares following the closing.

•	Provide for certain confidentiality obligations and related covenants in the event of a change of control of the Company where a CBS competitor acquires the Company or a significant portion of the Company’s assets.

•	Include termination and cross termination provisions, which are substantially similar to the other New Transaction Documents. These termination and cross termination provisions generally provide, among other things, that:

1.	termination for a payment-related dispute pursuant to the provisions of the Master Agreement is not allowed if the amount in dispute is deposited in escrow;

2.	disputes are to be resolved through formal arbitration and the arbitrator shall take into account other appropriate remedies short of termination in deciding whether termination is appropriate;

3.	all other New Transaction Documents (except for the Mutual Release as described below) shall terminate if the Master Agreement is terminated (including any termination of the Master Agreement by either the Company or CBS, as the non-breaching party, in the event that 15% or more of the Station Agreements measured by revenue or number are terminated or if an arbitrator terminates for material breach all or substantially all of the Station Agreements in any two markets where CBS Radio owns at least four Stations), subject to certain exceptions.

Extension of Existing Arrangements with Respect to News Programming, Trademarks and Use of Employees, Equipment and Broadcasting Facilities

As part of the proposed CBS transactions, the Company and CBS will amend and restate the News Agreement, the Trademark License and the TSA and enter into related leases with respect to certain facilities. The changes to these existing agreements and the new leases generally extend existing rights of the Company through March 31, 2017 and, particularly with respect to the TSA and related leases, memorialize in writing certain past practices and occupancy arrangements. Some of the significant provisions of these agreements are summarized below. For a more detailed description of these agreements and the provisions described below, see “Other New Transaction Documents – Amended and Restated News Programming Agreement,” “– Amended and Restated Technical Services Agreement,” “– Amended and Restated Trademark License Agreement” and ‘‘– Facilities Arrangements.” The CBS transactions will:

•	Extend the News Agreement, Trademark License and TSA through March 31, 2017.

•	Provide the Company with certain exclusive rights to CBS news programming, and non-exclusive rights to certain CBS trademarks, for domestic AM/FM terrestrial radio broadcast (including HD1 and HD2) in the English language and related simulcast by live internet streaming.

•	Set a fixed annual news programming fee (with fixed annual escalator) related to CBS news programming.

•	Limit the assignability of certain CBS trademarks unless pursuant to a concurrent assignment of the Amended and Restated News Programming Agreement.

•	Clarify and update existing practices related to employees, facilities and equipment at the CBS Broadcast Center located at 524 W. 57th Street in New York City.

•	Include leases of the facilities at 524 W. 57th Street in New York City and 2020 M Street in Washington D.C. through March 31, 2017, and a sublease of the facilities at 2000 M Street in Washington, D.C. through December 30, 2012.

•	Provide for post-termination transition periods at the CBS Broadcast Center in the event the Company is required to vacate the facility.

Release of Claims

As a condition to agreeing to extend the relationship through March 31, 2017, each party is required to release all potential claims it has or may have against the other party pursuant to a Mutual General Release and Covenant Not to Sue (the “Mutual Release”). The Mutual Release provides for, subject to certain limited exceptions, a mutual release by CBS and the controlled affiliates of CBS Corporation, on the one hand, and the Company and its affiliates, on the other hand, of all potential pre-existing claims against the other party. For a more detailed description of the Mutual Release and an assessment of potential claims, see “Mutual Release and Assessment of Potential Claims.”

Additional Considerations

Under the terms of the proposed CBS transactions, portions of the fees previously payable by the Company to CBS under the Management Agreement and the Representation Agreement will be paid directly to the CBS Radio Stations as station compensation pursuant to the Station Agreements. Specifically, of the approximately $19.0 million currently paid by the Company to CBS Radio under the terms of the Management Agreement and Representation Agreement, $16.3 million is being re-allocated to station compensation. Additionally, because the Management Agreement is being terminated, after the closing, the Company will be solely responsible for paying its CEO’s and CFO’s cash compensation, which currently is paid or reimbursed by CBS Radio. The Company estimates annual cash compensation for its CEO and CFO to be approximately $1.5 million to $2.0 million in 2008. Other costs relating to the News Agreement, the TSA and leases are anticipated to remain substantially similar to the costs currently incurred for such agreements and/or services. In addition, because all of the warrants currently held by CBS Radio will be cancelled at closing, $10.0 million of non-cash warrant amortization would be eliminated after the closing.

The two key financial changes under this proposed new arrangement are: (1) station compensation under the Station Agreements will be adjustable based on audience (Network only) and Commercial Clearance and (2) if a CBS

Radio Station fails to broadcast at least 75% of scheduled commercial inventory for three consecutive months or four non-consecutive months in a twelve-month period and the Station Agreement is terminated by the Company as a result, the Company is entitled to liquidated damages (Network only). Because compensation to Stations is the largest component of all payments payable by the Company to CBS going forward, the financial impact of the proposed transactions will depend primarily on the CBS Radio Stations’ performance under the Station Agreements, which agreements reward Stations for increases in audience (Network only) and Commercial Clearance levels and penalize them for declines in such levels. To put this into perspective, had the transactions been consummated on January 1, 2006, and applying the actual 2006 Commercial Clearance for all CBS Radio Stations in the aggregate, cash expenses incurred by the Company under the Station Agreements would have been approximately $8.0 million lower than what was recorded in the Company’s 2006 financial statements. If, on the other hand, CBS Radio Stations had cleared 100% of Company commercials in 2006, cash expense incurred by the Company under the Station Agreements would have been approximately $6.5 million higher than what was recorded in the Company’s 2006 financial statements. Such an increased amount would include the $4.0 million bonus the Company has agreed to pay CBS Radio under the new arrangement if CBS Radio Stations, in the aggregate, achieve 95% or greater Commercial Clearance.

The foregoing expense amounts do not reflect the potential positive impact to the Company’s revenue for increased Commercial Clearance. If CBS Radio Stations, in the aggregate, achieve 95% or greater Commercial Clearance, the Company believes that it will have a larger audience to sell to advertisers and accordingly it should be able to increase its revenue. However, the Company estimates it will take approximately 12 to 18 months for improved Commercial Clearance to impact quarterly audience ratings, meaning any increased rates the Company may be able to charge will not be achievable until such ratings are reported in the marketplace. There can be no assurance that, if CBS Radio Stations increase their Commercial Clearance, the Company will be able to recoup those higher expenses through increased revenue.

Finally, as stated above, the Station Agreements (Network only) include a liquidated damages provision that provides if a Station Agreement is terminated because of a CBS Radio Station’s failure to broadcast at least 75% of scheduled commercials for three consecutive months or four non-consecutive months in a twelve-month period, the Company is entitled to 1.25 times the CBS Radio Station’s average unit rate for such commercials for two years, and 1.0 times the CBS Radio Station’s average unit rate for an additional two years. The Company anticipates this provision would appropriately compensate it for a loss of Commercial Clearance by a Station and permit it to purchase additional commercial inventory in the market to replace that previously provided under that Station Agreement. In addition, such provision provides an additional incentive to CBS Radio Stations to broadcast a high percentage of the Company’s commercial inventory. For more information about this provision, see “Compensation” under the summary of the Westwood One Affiliation Agreements.

BACKGROUND, RECOMMENDATION AND REASONS

Background of Transaction

As described above, the Company’s relationship with CBS and its predecessor under the Management Agreement began in 1994, was extended in 1999 and again in 2002 and is presently scheduled to expire on March 31, 2009. In early 2006, the Company experienced a significant decline in the amount of audience and quantity and quality of commercial inventory delivered by the CBS Radio Stations due in part to the cancellation of, and loss of syndication opportunities associated with, key national programming and the reduction of commercial inventory levels, including certain RADAR inventory, provided to the Company under various affiliation agreements with Stations.

In addition, in 2006 CBS Radio announced the sale of 39 Stations (24 of which sale transactions have since closed). Such sales meant new owners of the Stations might choose to terminate and/or not continue the affiliation agreements with the Company on a long term basis, or seek to negotiate terms on a less favorable basis to the Company.

In early 2006, as the Company and CBS Radio began to review the current arrangement, as was customary given that the expiration date of the arrangement was March 2009, CBS Radio informed the Company’s Board of Directors that CBS Radio was willing to consider all of its options in connection with the current arrangement, including extending certain of the agreements and/or arrangements between the parties and not extending the Management Agreement beyond March 31, 2009. As a result, in the second quarter of 2006, the Board of Directors established the Strategic Review Committee (“SRC”). The SRC is comprised of all six independent directors and was formed to consider various strategic alternatives available to the Company to enhance shareholder value, including modifying, amending, and extending or renewing the Company’s various agreements with CBS and its affiliates, including the Company’s programming and distribution arrangements with CBS Radio. The SRC engaged legal and financial advisors to assist it in the strategic process.

During its evaluation process, the SRC determined that terminating the Management Agreement and operating as an independently-managed company would have several advantages, particularly in light of the issues that had arisen in late 2006 between the companies, initially disclosed by the Company in its Form 10-Q for the quarterly period ended September 30, 2006, and the potential issues posed by CBS Radio managing the Company. In light of such issues, the SRC determined that any new agreement with CBS should provide the following:

•	Long-term distribution arrangements that include appropriate adjustments to station compensation based on the audience levels delivered by a Station and its Commercial Clearance.

•	Financial incentives for good audience and Commercial Clearance levels and financial penalties for poor levels.

•	Establishing a fixed fee for news programming and identifying specific items of reimbursement in connection with the distribution and production of the news programming.

•	On-air exclusivity with respect to traffic information on the analog and HD1 signals of CBS Radio Stations.

•	Exclusive radio distribution rights to CBS news programming and related news programming and rights of first refusal on other CBS content syndications.

•	Continuity of Station Agreements following Station sales by CBS.

•	Flexibility for the Company to pursue all strategic alternatives.

The SRC, working with its legal and financial advisors, began negotiations with CBS Radio in the third quarter of 2006. After extensive arms-length negotiations involving the SRC, Company management and CBS Radio and their respective legal and financial advisors, CBS Radio and the Company executed a non-binding letter of intent on April 11, 2007 (the “Letter of Intent”) and a press release was issued on April 12, 2007 announcing the execution of the Letter of Intent. The Letter of Intent provided a framework for a long-term distribution and programming arrangement with CBS Radio that would expire on March 31, 2017. The Letter of Intent also contemplated the termination of the existing Management Agreement and Representation Agreement between the Company and CBS Radio. The Letter of Intent provided that no agreement would be binding upon the Company and CBS Radio until the execution of definitive agreements that were approved by the shareholders of the Company, excluding CBS Radio and its affiliates.

Following the execution of the Letter of Intent, the Company and CBS Radio and their respective counsel prepared drafts of the Master Agreement and the other New Transaction Documents reflecting the transactions outlined in the Letter of Intent. The SRC was actively involved in the negotiation of the Master Agreement and other New Transaction Documents and held numerous meetings with Company management and SRC legal and financial advisors to evaluate such agreements and the transactions contemplated thereby. After extensive negotiations, the Company and CBS Radio finalized the Master Agreement and other New Transaction Documents.

On October 2, 2007, after the SRC considered the presentation and advice of its legal and financial advisors and made a favorable recommendation to the Board, the Board approved the form and terms of the Master Agreement and authorized the execution thereof. Later on October 2, 2007, the Master Agreement was executed by the Company and CBS Radio and a press release was issued announcing the execution.

UBS Investment Bank and Moelis Advisors, a division of Mercanti Securities, LLC, advised the SRC in the negotiation of the New Transaction Documents and they are continuing to advise the SRC on strategic alternatives for the Company to enhance shareholder value.

Recommendation of the Board of Directors; Reasons for Recommending Approval of the New Transaction Documents

The Board of Directors of the Company, with Messrs. Berger and Kosann abstaining, determined that the Master Agreement and the transactions contemplated by the Master Agreement are in the best interests of the Company and the shareholders of the Company. The Board of Directors recommends that you vote FOR the approval of the New Transaction Documents and the transactions contemplated by the New Transaction Documents.

In the course of reaching the determinations and making the recommendation described above, the Board of Directors considered the following information and factors:

•	The Company’s business, assets, operations, financial condition, strategy and prospects, as well as the Company’s historical performance and projected financial performance.

•	The Company’s reliance on its existing relationship with CBS Radio, which is scheduled to terminate on March 31, 2009, including the fact that CBS Radio provides the Company with a significant portion of the commercial inventory sold by the Company.

•	The potential material adverse effect on the Company’s revenues and results of operations, including but not limited to, a substantial loss of audience and programming, if the existing affiliation and programming arrangements with CBS Radio are not extended beyond their current scheduled termination dates and the Company is unable to replace such substantial audience and programming prior to termination.

•	The material decline in the amount of audience and quality and quantity of commercial inventory delivered by CBS Radio Stations and the recent declines in Commercial Clearance by the CBS Radio Stations.

•	The historical performance of CBS Radio under the existing Management Agreement and related documents and the compensation paid to CBS Radio under all agreements.

•	The recent sales of Stations by CBS and the impact of such sales and potential future Station sales on the Company.

•	The Board of Directors’ understanding of current conditions and relatively recent changes in the radio industry, including the significant amount of technological changes, including those related to content distribution, in recent years.

•	The terms of the New Transaction Documents and additional considerations, including those summarized above under “Overview of New Relationship with CBS.”

•	The potential value of claims being released by the Company against CBS Radio pursuant to the Mutual Release, the likelihood of success on those claims, and the likely impact of pursuing those claims on the future business relationship with CBS Radio, including the willingness of CBS Radio to extend the affiliation and programming relationship beyond March 31, 2009.

The foregoing discussion of the information and factors considered by the Board of Directors (including the information and factors in the “Summary” and “Release and Assessment of Potential Claims” sections of this proxy statement) includes the material factors considered by the Board of Directors. In view of the variety of factors considered in connection with its evaluation of the New Transaction Documents, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The Board of Directors approved and recommends the New Transaction Documents and the transactions contemplated by the New Transaction Documents based upon the totality of the information presented to and considered by it.

MASTER AGREEMENT

The following is a summary of the principal terms of the Master Agreement. This summary does not purport to be complete and is qualified in its entirety by reference to the Master Agreement, a copy of which is furnished herewith as Exhibit A. We urge you to read the Master Agreement in its entirety. Certain capitalized terms used in this proxy statement without definition are defined in the “Glossary” beginning on page 71.

Pursuant to the Master Agreement, and subject to the conditions described below under “– Closing Conditions,” the Company and CBS have agreed to change their existing business relationship by terminating or amending certain agreements between them (or certain of their affiliates), documenting existing practices between the parties and entering into new agreements.

Termination of Management Agreement

On the Closing Date, the Management Agreement will terminate, CBS will no longer provide a CEO and CFO to manage the business and operations of the Company, and the Company will have no further obligation to compensate CBS thereunder, except that the Company’s obligation to indemnify CBS and specified related parties will survive the Management Agreement’s termination but only with respect to third party claims. The Company’s obligation to provide directors and officers insurance and indemnification to individuals appointed by CBS to serve as directors and senior officers of the Company will also survive termination.

Following termination of the Management Agreement, the Company will be responsible for managing its business and operations directly and employing all of its own officers, including its CEO and CFO, and CBS will have no obligation to reimburse the Company for such payments. As previously announced, Andrew Zaref ceased serving as the Company’s CFO on July 12, 2007, and Gary Yusko was appointed as the Company’s CFO effective July 16, 2007. Also as previously announced, Mr. Kosann will depart from the Company immediately following the Closing Date, but no earlier than December 31, 2007 and no later than March 18, 2008. The Company and CBS will each be responsible for 50% of the aggregate severance payments to Messrs. Kosann and Zaref with the Company’s total obligation relating to such severance capped at $1.0 million. The obligation of CBS Radio to provide support and administrative personnel needed by the CEO and CFO, including salaries, benefits and related costs of such personnel, also will be terminated as of the Closing Date by the Master Agreement pursuant to the termination of the Management Agreement. In addition, effective on the Closing Date, CBS Radio will cause any individuals employed by it who serve on the Company’s Board of Directors to resign from the Company’s Board of Directors.

Certain provisions of the existing Management Agreement have been incorporated in the new Master Agreement and will continue in substantially the same manner after the Closing Date. In particular, the right of first refusal to syndicate certain CBS Radio programming will continue through March 31, 2017, and certain non-competition and non-solicitation rights will continue through March 31, 2010 and March 31, 2012, respectively, each as described below.

Right of First Refusal

Through March 31, 2017, unless CBS Radio is contractually prohibited from doing so, before it or any of its affiliates offers, sells or otherwise makes available for on-air syndication or distribution by a third party of any radio programming featuring talent employed by, or otherwise under contract with, CBS Radio or its affiliates (“Syndications”), CBS Radio will (except for pre-existing programming contracts and any commercially reasonable renewals or extensions thereof) first offer each such Syndication to the Company on the same terms and conditions as CBS Radio intends to offer, sell or otherwise make available such Syndication. CBS Radio’s covenant to first offer Syndications to the Company does not include any web syndication or internet streaming, except for Syndications where CBS Radio has agreed to provide simultaneous internet streaming of on-air radio programming on CBS websites.

Non-Competition

For the period commencing on the Closing Date and ending on March 31, 2010, except for any transactions or agreements entered into with third parties for traditional remnant re-sale, internet re-sale or automated electronic re-sale of inventory, or as otherwise agreed by CBS Radio and the Company, CBS Radio will, and will cause its affiliates and its and their officers and employees to, refrain from, either alone or in conjunction with any other person, or directly or indirectly through its or their present or future affiliates:

•	managing, purchasing, establishing, participating in, or having a substantial ownership interest in (other than through the ownership of 5% or less of any class of securities registered under the Securities Exchange Act of 1934, as amended), or otherwise lending assistance to, a radio network company, or entering into, or obtaining rights under, any agreement providing for an option to do any of the foregoing. These restrictions shall not apply, however, to any activities engaged in (i) by CBS Radio with respect to CBS Radio Stations or (ii) by any entity which is acquired by CBS Radio or any of its affiliates after the date of the Master Agreement, provided that CBS or such affiliate divests such entity or discontinues conflicting activities within a specified time period;

•	disclosing (unless compelled by judicial or administrative process) or using any confidential or secret information relating to the Company or any of its clients, customers or suppliers; or

•	causing or attempting to cause any client, customer or supplier of the Company to terminate or materially reduce its business with the Company. These restrictions shall not apply, however, to any activities engaged in by CBS Radio solely with respect to (i) the sale of ten second sponsorships in or adjacent to traffic reports, subject to limitations described below under “Sale of Advertising Adjacent to Traffic Reports” in the description of the Metro Traffic Agreements, or (ii) the sale of any other advertising by CBS Radio on a station-by-station basis. In addition, CBS Radio and its affiliates will be permitted to continue to sell sponsorships in or adjacent to traffic reports on a station-by-station basis without limitation.

Mutual Non-Solicitation

During the period from the Closing Date through December 31, 2012, without the prior consent of the other party, neither party nor any of its affiliates will (or will assist or encourage others), directly or indirectly, solicit to hire any employee of the other party or any of its subsidiaries. The non-solicitation covenant does not preclude either party from hiring anyone who contacts such party on his or her own initiative in response to a general advertisement in trade journals, newspapers or similar publications that are not directed at the other party or its affiliates.

Termination of Representation Agreement

On the Closing Date, the Representation Agreement will terminate and the Company’s obligation to compensate CBS thereunder will be substantially reallocated to CBS Radio Stations under the Station Agreements as described above in the Summary under “Additional Considerations.” The Company’s obligation under the Representation Agreement to indemnify CBS and specified related parties will survive the Representation Agreement’s termination but only with respect to third party claims. CBS’ obligation under the Representation Agreement to indemnify the Company and specified related parties will also survive such agreement’s termination with respect to third party claims only.

Station Agreements

On the Effective Date, the affiliation agreements (i) between CBS Radio and/or CBS Radio Stations and the Company for programming and commercial inventory and (ii) between CBS Radio and/or a CBS Radio Station and Metro Networks Communications, Inc. and/or its affiliates for specified traffic or news reports and/or news information services will terminate and will be replaced by the Station Agreements.

On the Closing Date, the parties will enter into the Westwood One Affiliation Agreements under which the Company will provide news programming and cash compensation to CBS Radio Stations and in return, CBS Radio Stations will broadcast a specified schedule of Company commercials. Also on the Closing Date, the parties will enter into the Metro Affiliation Agreements under which the Company will provide traffic and/or news reports and/or other information and cash compensation and, in return, the CBS Radio Stations will broadcast a specified schedule of Company commercials. The Station Agreements will become effective on the Effective Date.

For a description of the Station Agreements, see “Other New Transaction Documents – Station Agreements.”

The Company has agreed to guarantee the payment and performance by Metro Networks Communications, Limited Partnership, an affiliate of the Company (“Metro LP”), of all of Metro LP’s obligations under the terms of the Metro Affiliation Agreements on an absolute and unconditional basis. CBS Radio and any other party-in-interest are required to proceed against Metro LP as well as the Company but need not pursue any remedy against Metro LP prior to proceeding directly against the Company. The Company’s guarantee will terminate following a sale of substantially all of the assets of the business unit or division providing the services in the Metro Affiliation Agreements in accordance with the provisions described below under “– Assignments” where the purchaser of the business unit assumes or guarantees the obligations under the Metro Affiliation Agreements in accordance with the terms thereof.

Mutual Release and Covenant Not to Sue

On the Closing Date, the parties will enter into a Mutual General Release and Covenant Not to Sue. For a description of the release and an assessment of potential claims against CBS that the Company would release and discharge pursuant thereto, see “Description of Mutual Release and Assessment of Potential Claims.”

Amended and Restated Agreements

On the Closing Date, the existing News Agreement, TSA and Trademark License will each be amended and restated and the respective term of each extended through March 31, 2017. The Company will continue to have the exclusive right to distribute, on domestic AM/FM terrestrial radio (including high definition radio channels) in the English language, and simulcast on radio station websites via live internet streaming, CBS news programming and related news programming for a fixed annual fee under the Amended and Restated News Programming Agreement. Such programming will be originated by CBS, and delivered by the Company to its radio station affiliates, as provided in the Amended and Restated Technical Services Agreement (the “Amended and Restated TSA”). Certain CBS trademarks will be licensed to the Company on a non-exclusive basis under the Amended and Restated Trademark License Agreement. For a description of these agreements, see “Other New Transaction Documents – Amended and Restated News Programming Agreement,” “– Amended and Restated Technical Services Agreement” and “– Amended and Restated Trademark License Agreement.”

Facilities Arrangements

On the Closing Date and in connection with entering into the Amended and Restated TSA, CBS Radio and the Company will enter into leases and a sublease for various premises used by the Company to originate, produce and transmit CBS and Company programming, including CBS Radio news programming at the CBS Broadcast Center in New York. See “Other New Transaction Documents – Facilities Arrangements.”

Program Agreements

Effective as of the Closing Date, without further action required by either party, (i) the current agreements relating to The Adam Carolla Show, The Don and Mike Show, Autoscoop, The Tom Leykis Show and NCAA Championships will continue to be in effect on their current terms and conditions through the earlier of (x) March 31, 2017 and (y) the stated expiration or termination date of such agreements, and (ii) CBS will continue to broadcast specified Company programs (or such replacement or substitute programs that are mutually agreed upon by the parties) at the same time and on the same CBS Radio Stations through the earlier of (x) the expiration of the corresponding term for each such program as agreed to by the parties and (y) the time that such programs are terminated or discontinued by the Company.

Standstill

Prior to December 31, 2007, CBS Radio shall not offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of any or all of the 16 million shares of Common Stock currently owned by CBS Radio or its affiliates (the “CBS Shares”), or enter in any agreement or arrangement with respect to any of the foregoing. CBS Radio may however transfer some or all of the CBS Radio Shares to CBS Corporation or any of its subsidiaries.

Registration Rights

On the Closing Date, CBS Radio and the Company will enter into a new Registration Rights Agreement (the “New Registration Rights Agreement”) to provide CBS Radio with registration rights for the CBS Shares. For a description of the New Registration Rights Agreement, see “Other New Transaction Documents – New Registration Rights Agreement.”

Cancellation of CBS Warrants

On the Closing Date, CBS Radio will assign to the Company all of its right, title and interest in and to the warrants to purchase Common Stock currently held by CBS or CBS affiliates (the “CBS Warrants”), and the CBS Warrants will be retired. The existing Registration Rights Agreement with respect to the CBS Warrants will be cancelled and terminated.

Certain Payments Due at Closing

On or prior to the Closing Date, the Company has agreed to pay CBS certain past due amounts owed to CBS Radio and its affiliates under existing agreements between the parties, such payments estimated to be approximately $12.8 million as of October 2, 2007 (the date of the Master Agreement). The Company has also agreed to make timely payment to CBS Radio at closing of all additional amounts under the existing agreements which become due after the date of the Master Agreement. In addition, on the Closing Date, the Company will pay CBS $5.0 million in connection with the CBS transactions.

Contingent Clearance Payment by CBS

CBS Radio will pay the Company $2.0 million in the event that Commercial Clearance during calendar year 2008 for CBS Radio’s top ten markets (as determined by Arbitron) is less than 93.75%. This amount will be paid (if required in accordance with the foregoing) no later than 30 days after the final determination of Commercial Clearance for 2008. In lieu of receiving such payment from CBS, the Company will, at its option, be entitled to reduce by $2.0 million any future amounts owed to CBS.

Clearance Bonus

CBS Radio will be entitled to earn an annual bonus (the “Clearance Bonus”) during the term of the Westwood One Affiliation Agreements based on Commercial Clearance by the CBS Radio Stations in the aggregate as follows:

Commercial Clearance	Potential Bonus Payment

≥ 95.0%	$4.0 million
94.0%	$3.5 million
93.0%	$2.8 million
92.0%	$2.2 million
91.0%	$1.4 million
90.0%	$0.7 million
< 90.0%	$0.0 million

The Clearance Bonus between the Commercial Clearance percentages above will be interpolated on a straight line basis and, if earned, paid no later than the end of the first calendar quarter after the year in which payment of the Clearance Bonus is determined. Any Clearance Bonus for less than a full calendar year (e.g., 2017) will be prorated based on the number of full months the Westwood One Affiliation Agreements are in effect for such partial year. The parties have agreed, however, that if the Closing Date occurs after February 29, 2008, the Clearance Bonus for calendar year 2008 will be calculated as if the Closing Date had been February 29, 2008.

Deferral Right

The Company will have the right on no more than two occasions during the first 24 months after the Effective Date to defer payments owed or payable to CBS under the Station Agreements (excluding the Clearance Bonus, if any) so long as the Company has not breached any material provision of the Station Agreements. The Company may exercise a payment deferral once per 12 month period but may not exercise a payment deferral in successive calendar quarters. In addition, the Company may not exercise a payment deferral if at that time it owes CBS or would owe CBS after giving effect to any payment deferral, in the aggregate, more than $4.0 million under the Station Agreements. A payment may not be deferred for a period of more than 12 months from the original due date applicable to such payment.

Closing Conditions

Company

The obligations of the Company to consummate the transactions contemplated by the Master Agreement (including entering into the other New Transaction Documents) are subject to the satisfaction or waiver of a number of conditions, including:

•	approval of the New Transaction Documents by the affirmative vote of the shareholders representing a majority of the Common Stock and Class B Stock (not including those shares beneficially owned by CBS Radio or its affiliates) present in person or by proxy at the annual meeting, voting together as a single class (the “Shareholder Approval”);

•	successful refinancing or modification (the “Refinancing”) of certain of the Company’s debt agreements, as may be required, in a manner that the Company’s Board of Directors reasonably determines permits the Company to conduct its business operations in compliance with its legal and financial obligations, including its obligations under the New Transaction Documents (the “Refinancing Condition”);

•	performance by CBS Radio in all material respects of its covenants and obligations under the Master Agreement;

•	accuracy in all material respects of the representations and warranties of CBS Radio in the Master Agreement;

•	no event shall have occurred which has had or would reasonably be expected to have a material adverse effect on CBS Radio or the CBS Radio Stations or the ability of CBS Radio to perform its obligations under the Master Agreement or the other New Transaction Documents; and

•	no injunction, judgment or ruling shall be in effect enjoining, restraining, preventing or prohibiting consummation of the transactions contemplated by the Master Agreement or making the consummation of any such transactions illegal (a “Restraint”).

As described above, the closing of the proposed CBS transactions is subject to, among other closing conditions, the Refinancing Condition. At the time this proxy statement was mailed, the Company had not modified or refinanced its credit agreement. There is no guarantee that the Company will be able to modify or refinance its credit agreement on terms satisfactory to it, or at all. Further, the modification of the Company’s credit agreement alone may not be sufficient to satisfy the Refinancing Condition, satisfaction of which will depend on the Company’s Board of Directors reasonable determination that such modification permits the Company to conduct its business operations in compliance with its legal and financial obligations. At a minimum, in order to close the CBS transaction, the Company will need to obtain from its senior lenders a waiver of and/or consent to the provision in the Company’s existing credit agreement specifying that termination of the Management Agreement is an event of default.

CBS Radio

The obligations of CBS to consummate the transactions contemplated by the Master Agreement (including entering into the other New Transaction Documents) are subject to the satisfaction or waiver of a number of conditions, including:

•	the Shareholder Approval having been obtained;

•	the Refinancing having been consummated, in form and substance reasonably satisfactory to CBS such that none of the transactions contemplated by the New Transaction Documents will constitute a breach or event of default or otherwise trigger any acceleration, termination or similar provision under the Company’s loan agreement or note purchase agreement;

•	the Company will have made all of the payments to CBS described above under “ – Certain Payments Due at Closing”;

•	performance by the Company in all material respects of its covenants and obligations under the Master Agreement;

•	accuracy in all material respects of the representations and warranties of the Company in the Master Agreement;

•	no event (excluding any that could have been prevented or materially mitigated by CBS in its capacity as manager) shall have occurred which has had or would reasonably be expected to have a material adverse effect on the Company or the ability of the Company to perform its obligations under the Master Agreement or the other New Transaction Documents; and

•	no Restraint shall be in effect.

Indemnification

From and after the Closing Date, CBS Radio and the Company shall indemnify and hold the other party, its affiliates and their respective directors, officers, affiliates, employees and agents, and the predecessors, successors and assigns of any of them (collectively, the “Indemnified Persons”), harmless from and against any and all actions, claims, damages and liabilities, whether or not arising out of third party claims, and as and when incurred, caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of either party set forth in the Master Agreement and (ii) any breach of any covenant or agreement of either party set forth in the Master Agreement.

Change of Control and Related Covenants

The following is referred to as the “Master Change of Control Provisions” elsewhere in this proxy statement, as such provisions are applicable to other provisions noted below (e.g., provisions relating to assignment of the Master Agreement and the other New Transaction Documents).

The Company agrees:

•	from the date of the Master Agreement until March 31, 2017, without the consent of CBS Radio (which consent will not be unreasonably withheld), and subject to certain exceptions, no former chief executive officer of the Company who served in such capacity after February 1994 (the date of the initial management agreement with CBS) will, with the express or implied consent (by agreement, participation or otherwise) of the Company:

1.	be or become a director, officer, partner, employee or manager of, or consultant or advisor to, the Company or any of its affiliates or an Acquiring Person (as defined below) or any of its affiliates;

2.	have, or have the right, directly or indirectly, to exercise managerial control of the Company or any of its affiliates or an Acquiring Person or any of its affiliates; or

3.	beneficially own, directly or indirectly, more than 25% of the equity or voting interests of the Company or any of its affiliates or an Acquiring Person or any of its affiliates;

(For purposes of the above bullet, an “Acquiring Person” shall mean any person or entity which, directly or indirectly, beneficially owns, or acquires, or proposes to acquire, in a single transaction or series of related transactions, (x) more than 50% of the equity or voting interests of the Company, (y) all or substantially all of the assets of the Company or (z) all or substantially all of the assets comprising any significant business unit or division of the Company.)

•	if a competitor of CBS Radio that owns or operates radio stations (a “Competitor”) acquires, or proposes to acquire, more than 50% of the equity or voting interests of the Company in a single transaction or series of related transactions (each, a “Change of Control”), the Company will:

1.	take reasonable steps to protect CBS Radio’s confidential information and to protect against the dissemination of such confidential information to personnel at such Competitor who are engaged in operations or activities that are, in CBS Radio’s good faith judgment, competitive with the operations or activities of CBS Radio;

2.	develop and put into effect written policies and procedures to ensure that confidential information that contains competitively sensitive information is not disclosed to personnel at the Competitor that are engaged in such competitive operations or activities; and

3.	take reasonable steps to ensure that the “level of service” provided by the Company to CBS Radio is comparable to the level of service historically provided by the Company to CBS and not materially less favorable, taken as a whole, than the level of service provided by the Company and/or Competitor following the consummation of such Change of Control; and

•	in the event of a Change of Control, the licenses granted to the Company under the Amended and Restated Trademark License Agreement will be modified to limit the right to use the licensed tradename and trademarks solely in connection with identifying any CBS programming consistent with past practice, and no other intellectual property of CBS Radio will thereafter be permitted to be used as part of the business of the Company or the Competitor.

Termination

The Master Agreement may be terminated in the following circumstances. If the Master Agreement is terminated after the Closing Date, the other New Transaction Documents will also terminate. The termination rights described below in italics are referred to as the “Common Termination Provisions” elsewhere in this proxy statement as those termination provisions are applicable to the Other New Transaction Documents, except that references to “Master Agreement” in the termination provisions below shall be deemed to refer to the other New Transaction Documents, as applicable.

•	by mutual written consent of CBS and the Company;

•	by either party, if:

1.	the Shareholder Approval is not obtained following a vote of the Company’s shareholders at a meeting of shareholders seeking Shareholder Approval;

2.	the Closing Date has not occurred by February 29, 2008 (the “Drop Dead Date”), except that such right to terminate the Master Agreement will not be available to any party whose failure to fulfill any obligation under the Master Agreement was the cause of, or resulted in, the failure of the closing to occur on or prior to the Drop Dead Date. The Drop Dead Date will be extended if the closing is prevented from occurring as a result of a Restraint being in effect on February 29, 2008 to the earlier of (x) 15 business days after such Restraint is no longer in effect and (y) June 30, 2008. The Drop Dead Date will also be extended if Shareholder Approval is not obtained on or prior to February 29, 2008 as a result of the SEC not clearing for mailing this proxy statement by January 25, 2008 to the earlier of (x) 15 business days after Shareholder Approval is obtained and (y) March 31, 2008; or

3.	the following three items occur: (a) a party notifies the other party in writing that such other party is in material breach of one or more of its specified material covenants (other than payment covenants) under the Master Agreement and such breach is not cured within 30 days of receipt of such written notice, (b) such party submits to arbitration such breach or breaches and requests termination as a remedy and (c) the arbitrator determines that the breaching party has in fact materially breached one or more specified material covenants (other than payment covenants) under the Master Agreement, that such breach or breaches were not cured and have caused significant harm to the non-breaching party and that termination of the Master Agreement is an appropriate remedy (after considering other appropriate remedies short of termination); or

•	by CBS Radio, if:

1.	the Company fails to pay an undisputed amount owed to CBS Radio under the Master Agreement following 30 days’ written notice;

2.	the Company fails to pay an amount owed to CBS Radio that was previously disputed but has since been determined by arbitration or mutual agreement of the parties to be owed to CBS Radio under the Master Agreement, within 15 days of such arbitration award or following 15 days’ written notice of such mutual agreement; or

3.	following 30 days’ written notice if two or more disputed payments are submitted to arbitration, such disputed payments are not deposited with an escrow agent within five business days following submission to arbitration and the arbitrator finds in each case that the amount claimed by CBS Radio under the Master Agreement is in fact properly payable to CBS Radio.

•	The Master Agreement may also be terminated upon 30 days’ written notice to the breaching party following the occurrence of a Fundamental Default.

Assignment

Neither CBS nor the Company may assign its rights or obligations under the Master Agreement without the prior written consent of the other party, subject to the following exceptions:

Company

Subject to the Master Change of Control Provisions (see – “Change of Control and Related Covenants”), the Company may assign all or any of its rights and related obligations to (i) any of its controlled affiliates, or (ii) a third party who acquires more than (x) 50% of the equity or voting interests of the Company, (y) all or substantially all of the assets of the Company or (z) all or substantially all of the assets comprising any significant business unit or division of the Company, in each case, in a single transaction or series of related transactions, without the prior consent of CBS Radio, provided that:

•	in the case of any assignment in connection with the sale of all or substantially all of the assets comprising any significant business unit or division of the Company, such assignment shall be limited to those rights and related obligations that are related to such business unit or division;

•	the assignee assumes all of the obligations relating to the rights being assigned; and

•	no such assignment will relieve the Company from any of its obligations or liabilities under the Master Agreement, except as specifically provided.

CBS Radio

CBS Radio may assign, without the prior consent of the Company, all or any of its rights or obligations under the Master Agreement to:

•	any of its affiliates, and

•	any third party who acquires any CBS Radio Station, to the extent the assigned rights are related to the CBS Radio Stations acquired thereby, provided that no such assignment will relieve CBS Radio from any of its obligations or liabilities under the Master Agreement.

In respect of any assignment of CBS Radio’s rights and related obligations to any third party who is not an affiliate of CBS Radio, the Company’s prior written consent shall not be unreasonably withheld.

A sale of either party as an entity, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise, shall not constitute an assignment for purposes of the Master Agreement or otherwise require the consent of the other party. A sale of the Company, however, remains subject to the Master Change of Control Provisions described above.

The assignment rights described above are generally applicable to the other New Transaction Documents, except that reference to “Master Agreement” in the foregoing assignment provisions shall be deemed to refer to the other New Transaction Documents, as applicable.

Arbitration

The parties to the Master Agreement have agreed to submit any dispute, controversy or claim arising out of or relating to the Master Agreement, or the breach, termination or validity thereof, on the demand of any party, to binding arbitration. However, any party shall have the right to seek injunctive relief against the other party in the courts of New York, New York, prior to the resolution of any dispute by arbitration.

RELEASE AND ASSESSMENT OF POTENTIAL CLAIMS

Description of Mutual Release

On the Closing Date, the Company and CBS will enter into a Mutual General Release and Covenant Not to Sue. The following is a summary of the material terms of this Mutual Release. This summary is qualified in its entirety by reference to the complete text of the Mutual Release, which is attached as Exhibit J to the Master Agreement. We urge you to read the Mutual Release in its entirety.

Pursuant to the Mutual Release, the Company and CBS agree to release each other, as of the Closing Date, from a broad scope of claims allegedly arising out of the relationship between the two companies. Specifically, the Company would agree under the Mutual Release to release and discharge CBS of all claims – known and unknown as of the Closing Date – that relate to or arise out of:

•	any act or failure to act by CBS in connection with the Management Agreement or the provision of management services by CBS under that agreement;

•	any act or failure to act by CBS in connection with the provision of products and services under the agreements governing the relationship between the Company and CBS other than the Management Agreement;

•	any competition or alleged competition by CBS with the Company;

•	any amounts owed by the Company to CBS, or by CBS to the Company, for the provision of products or services under the agreements governing the relationship between the Company and CBS; and

•	any other act or failure to act by CBS prior to the Closing Date.

In turn, CBS would agree under the proposed Mutual Release to release and discharge the Company of all known and unknown claims relating to or arising out of the Company’s acts or failures to act prior to the Closing Date.

Claims Not Released By Parties

The Company and CBS expressly excepted from the scope of the proposed Mutual Release several categories of claims. Specifically, the parties would not release or discharge any claims relating to or arising out of:

•	any claims for indemnification under the agreements governing the relationship between the Company and CBS resulting from third party claims;

•	any breach of any agreements between any affiliates of CBS, on the one hand, and the Company and its affiliates, on the other hand, which are in effect when the Mutual Release is executed and do not concern the CBS Radio business; and

•	any breach of the Mutual Release itself, the breach of any of the New Transaction Documents, or any claim brought by a shareholder of any party in his or her capacity as a shareholder.

In addition to releasing claims, the proposed Mutual Release contemplates an agreement between the Company and CBS to covenant not to sue one another regarding matters contained within the scope of the Mutual Release. In particular, the parties would agree not to bring any lawsuit, action or other proceeding against the other party, or to induce others to do so, which relates to or arises out of the claims that would be released under the proposed Mutual Release. Should either party breach this covenant, then the other party would be entitled to any and all reasonable costs, expenses and attorneys’ fees in any resulting legal action.

Moreover, under the proposed Mutual Release, the Company and CBS would agree that, if a party were to breach the proposed Mutual Release then the non-breaching party may seek equitable relief, including the remedy of requiring the breaching party to perform its obligations under the proposed Mutual Release.

The Strategic Review Committee’s Assessment of Claims to be Released

The Strategic Review Committee recommended that the Board of Directors approve the New Transaction Documents, including the Mutual Release. The SRC’s decision was based upon several factors, which are discussed in more detail above under “Recommendation of the Board of Directors; Reasons for Recommending Approval of the New Transaction Documents.” The members of the SRC reached this decision after extensive deliberations, and a review and analysis of the potential claims against CBS that the Company would agree to release and discharge pursuant to the Mutual Release.

To assist the SRC in making this decision, the SRC retained outside legal counsel to analyze and assess potential claims that the Company could assert against CBS. On behalf of the SRC, legal counsel conducted a review of relevant materials and had detailed discussions with numerous Company employees. In particular, legal counsel gathered and analyzed, among other things, the many contracts governing the variety of relationships between the Company and CBS and its affiliates. In addition, legal counsel met with Company employees to discuss the factual basis of potential claims that the Company could have against CBS. Legal counsel also researched and analyzed the applicable law, and examined the terms of the contracts, including the Management Agreement, which governed the relationship between the Company and CBS and its affiliates.

Counsel for the Strategic Review Committee considered three categories of factual allegations that could form the basis of the most likely claims against CBS. First, legal counsel examined allegations that CBS violated its obligations under the Management Agreement and potential fiduciary duties to prudently manage the Company. Second, legal counsel analyzed allegations that CBS or its affiliates wrongfully competed with or caused others to compete with the Company. Third, legal counsel evaluated allegations that CBS or its affiliate radio stations breached agreements between the Company and the affiliate stations.

The SRC’s legal counsel evaluated and researched applicable state law to determine if these factual allegations could support viable causes of action against CBS. Legal counsel also assessed likely defenses that could be asserted by CBS if the Company were to bring these causes of action against CBS.

The SRC reviewed the likelihood of success of various possible causes of action based on an application of the law to the underlying factual allegations, an examination of the potential defenses to these causes of action, the forum in which the claims would likely be brought and the applicable terms, if any, of the governing contracts.

Legal counsel made oral preliminary and final presentations to the committee on September 7 and 17, 2007, respectively. During these oral presentations, legal counsel explained its legal and factual analysis and set forth its assessment of the various and most likely classes of claims against CBS. At these meetings, the members of the SRC and the other disinterested directors attending discussed with legal counsel all of the legal and factual analyses. Legal counsel also explained certain limitations to the review given the timeframe in which it was conducted and additional limitations inherent in this kind of review, including that, except for the Company’s CEO (a CBS employee), legal counsel was only able to meet with Company employees and that legal counsel only reviewed documents, other than publicly available documents, supplied by Company management.

After listening to the legal counsel presentation and participating in the related discussion, the members of the SRC determined that it would be in the best interests of the stockholders of the Company, and unanimously approved a resolution, to move forward with the proposed transaction with CBS Radio including the release of potential claims against CBS pursuant to the Mutual Release.

OTHER NEW TRANSACTION DOCUMENTS

The following is a summary of the principal terms of the other New Transaction Documents. This summary does not purport to be complete and is qualified in its entirety by reference to the other New Transaction Documents, which are attached as exhibits to the Master Agreement, a copy of which is furnished herewith as Exhibit A. We urge you to read the other New Transaction Documents in their entirety.

Station Agreements

Westwood One Affiliation Agreements (Exhibit A to the Master Agreement)

On the Closing Date, the parties will enter into the Westwood One Affiliation Agreements, under which the Company will provide programming and cash to CBS Radio Stations and in return, the CBS Radio Stations will broadcast a specified schedule of commercials. These agreements will become effective on the Effective Date.

Compensation.  The Company will pay each CBS Radio Station a monthly fee for broadcasting an agreed upon number of commercial minutes per week, subject to annual percentage increases at the rates set forth in the section entitled “Glossary” below.

If a CBS Radio Station fails to broadcast the agreed upon number of commercial minutes per week, then the monthly fee payable to that Station will be reduced as follows: (1) for Clearance between 90% and 100%, pro rata deductions (e.g., Clearance at 90% will result in payment of 90% of agreed upon compensation); (2) for Clearance between 75% and 89.9%, substantially greater deductions than pro rata (e.g., Clearance at 89% will result in payment of 56% of agreed upon compensation); and (3) for Clearance below 75%, no compensation whatsoever will be paid.

The Company may terminate the Westwood One Affiliation Agreement related to a particular CBS Radio Station by giving CBS notice of termination if:

•	such Station fails to broadcast at least 75% of the agreed upon commercial minutes in three consecutive months or four non-consecutive months in any twelve-month period; or

•	such Station delivers to the Company intentionally or repeatedly false, inaccurate or incomplete reports verifying Clearance, subject to notice and cure periods in certain circumstances.

If the Company terminates a Westwood One Affiliation Agreement, CBS will pay the Company liquidated damages as follows:

•	for the first two years following termination (but not beyond March 31, 2017), an amount equal to 1.25 times the Average Net Cash Commercial Rate for each commercial scheduled for broadcast during such two-year period; and

•	for the immediately two succeeding years (but not beyond March 31, 2017), an amount equal to 1.0 times the Average Net Cash Commercial Rate for each commercial scheduled for broadcast during such succeeding two-year period.

Additionally, beginning on April 1, 2008, the monthly compensation that each CBS Radio Station is eligible to receive shall adjust, upward or downward, based on the audience level delivered by such Station; provided, however, any adjustment will be made only to the extent audience fluctuates 3%, plus or minus, from the base audience level established for each Station by the Fall 2006 Arbitron ratings book (such, the “Base Audience Level”), unless: (1) the closing occurs on or after April 1, 2008, in which case the Base Audience Level will be predicated on the Fall 2007 Arbitron ratings book or (2) the closing occurs on or after October 1, 2008, in which case the Base Audience Level will be predicated on the Spring 2008 Arbitron ratings book. Audience levels will be measured semi-annually based on the Adults DMA Average Quarter Hour (AQH) for the demographic applicable to such CBS Radio Station (either Adults 18-49 or Adults 25-54) as reported in the Spring and Fall Arbitron ratings books, and monthly compensation will be adjusted on each October 1 (for Spring Arbitron ratings book adjustments) and April 1 (for fall Arbitron ratings book adjustments) thereafter. In addition, once a CBS Radio Station has been subjected to Portable People Meter (PPM) measurement for twelve consecutive months, the Base Audience Level will be reset, as of the first day of the succeeding month, to reflect the average of the first twelve monthly AQH PPM reports for such station.

Preemption and Make Goods.  A Station may preempt commercials upon advance notice to the Company as follows:

•	for any reason, provided, such preemption occurs on an occasional, non-regular basis only;

•	in Station’s opinion a commercial violates any of Station’s written “standards and practices,” technical quality standards or any applicable law, statute, ordinance or regulation (this bullet and the prior bullet are referred to as “Content Related Preemption”); or

•	if such commercials are broadcast during any play-by-play sports programming or NASCAR programming (“Sports Related Preemption”).

If a Station preempts a commercial for a Content Related Preemption, in order to receive credit for broadcasting such commercial, such Station must provide a make good (a “Make Good”) for such commercial during certain Make Good periods expiring no later than seven days after the originally scheduled broadcast. If the preemption is made for reasons specified in the second bullet immediately above, the Company has two business days following notice to deliver a substitute commercial or the Station will be relieved of its Make Good obligation with respect to that commercial.

If, on the other hand, a Station preempts a commercial for a Sports Related Preemption, in order to receive credit for broadcasting such commercial, such Station must provide a Make Good for such commercial during certain Make Good periods expiring no later than 21 days after the originally scheduled broadcast. If a commercial is time sensitive (i.e., it must be broadcast by Station within a flight that is shorter in duration than the 21 day Make Good period), then a Station may either (x) provide a Make Good for the time-sensitive commercial within its flight, or (y) switch the time-sensitive commercial for a non-time-sensitive commercial for broadcast on its Station or a comparable CBS Radio Station.

Station Sales.  CBS agrees to use commercially reasonable efforts to cause a bona fide third party buyer of a CBS Radio Station to assume the Station’s rights and obligations under its Westwood One Affiliation Agreement for the remainder of the term. Failing such assignment, CBS, on behalf of the relevant Station, shall have the right to either (i) terminate the agreement with respect to such Station and reapportion the impressions delivered by the Station under the agreement to other CBS Radio Stations to achieve Substantially Equivalent Distribution for the Company or (ii) if such Station is the 36th or more radio station sold or otherwise transferred by CBS after the Effective Date (excluding Station transfers pending or announced as of the date of the Master Agreement), cause the buyer to assume the agreement for a term expiring on the later of (x) December 31, 2014 and (y) the fifth anniversary of the closing date of the transaction (but not beyond March 31, 2017) or reapportion the impressions delivered by the Station under the agreement to other CBS Radio Stations to achieve Substantially Equivalent Distribution for the Company.

Other Provisions.  The Company will also transmit to each CBS Radio Station agreed upon programming. Each Station generally maintains discretion as to what Company programs to broadcast and has no obligation to carry the Company’s programs (as opposed to Company commercials which a Station must broadcast).

Each CBS Radio Station will verify and report all Clearances of commercials via affidavits within agreed upon time periods.

CBS and the Company have agreed to indemnify each other and each other’s Indemnified Persons against all actions, claims, damages and liabilities, whether or not arising out of third party claims, relating to breaches of representations, warranties or covenants in the Westwood Affiliation Agreements or any certificate or other document delivered in connection therewith. In addition, the Company’s indemnification obligation also covers any claim that Company programs or commercials, or CBS’ or a Station’s use thereof, violates or infringes the rights of any third party.

In addition to the termination rights described above, the Westwood One Affiliation Agreements are subject to early termination pursuant to the Common Termination Provisions, and automatically terminate upon termination of the Master Agreement.

The other principal provisions of the Westwood One Affiliation Agreements (e.g., provisions related to assignment and arbitration of disputes) are substantially similar to the corresponding provisions in the Master Agreement. See “Master Agreement.”

Metro Affiliation Agreements (Exhibit B-1 of the Master Agreement)

On the Closing Date, the parties will enter into the Metro Affiliation Agreements under which the Company (through Metro LP) will provide traffic and/or news reports and/or other information services and cash compensation and in return, the CBS Radio Stations will broadcast a specified schedule of commercials.

Under the Master Metro Affiliation Agreements, Stations may receive up to three separate services: (1) on-air news (including sports and/or weather) reports; (2) on-air traffic reports (the foregoing are provided pursuant to substantially identical agreements, namely the Metro Traffic Agreements and Metro News Agreements, respectively); and (3) the Company’s news information service, Metro Source, delivered pursuant to the Metro Source Agreement. The agreements related to these services are referred to collectively in this proxy statement as the “Metro Station Agreements.” On the Closing Date, a Master Metro Affiliation Agreement and one or more Metro Station Agreements (depending on the service(s) used by the Station) will be entered into by CBS on behalf of each CBS Radio Station and will become effective on the Effective Date.

Compensation.  Metro LP will pay each CBS Radio Station a monthly fee for broadcasting an agreed upon number of commercials per week embedded in traffic reports, news reports or other information reports. The initial monthly fee payable by Metro LP to each CBS Radio Station is subject to annual increases, commencing October 1, 2008, at the rates referred to at the beginning of the “Glossary.” If a CBS Radio Station fails to broadcast the agreed upon number of commercials per week, then the monthly fee payable to such Station will be reduced pro rata (e.g., Clearance at 90% will result in payment at 90% of agreed upon compensation). Unlike the Westwood One Affiliation Agreements, monthly compensation payments only adjust pro rata for decreases in Commercial Clearance levels and do not adjust for changes in audience delivery.

Other Provisions.  Each Station must broadcast commercials embedded in traffic and news reports on the days and at the times specified in the applicable Metro Station Agreement.

The other principal provisions of the Master Metro Affiliation Agreements (e.g., Station sales, assignment, termination rights (except for termination rights related to Commercial Clearance and audience delivery, which are not contained in the Master Metro Affiliation Agreements), indemnification and arbitration of disputes) are substantially similar to the corresponding provisions in the Westwood One Affiliation Agreements. See “– Westwood One Affiliations Agreements.”

Metro Traffic Agreements and Metro News Agreements (Exhibits B-4 and B-2, respectively, of the Master Agreement)

The terms of the Metro Traffic Agreements and Metro News Agreements are substantially similar. Under both agreements, Metro LP will provide to CBS Radio Stations an agreed upon amount of commercial mentions and commercial announcements embedded within traffic reports and news reports, as applicable, also provided by Metro LP. In return for receiving such reports and monthly compensation payments, the CBS Radio Stations will broadcast the commercials on an agreed upon schedule.

The principal provisions of these agreements include the following:

Internet Streaming.  Each Station may simulcast reports and commercials via live internet streaming on its website so long as such information is made available to visitors free of charge for their personal, non-commercial use.

If Metro LP enters into a material agreement with any other radio station in a Station’s market that allows such radio station to monetize the traffic and/or news reports by other means, then such CBS Radio Station will have the option to monetize the traffic reports or news reports, as applicable, on the same terms and conditions, including consideration (if any) of such agreement through the term of such agreement (but not beyond March 31, 2017).

Exclusive Provider of Traffic Information.  Each CBS Radio Station agrees not to broadcast traffic information from any source other than Metro LP on its analog radio or HD1 signals, except for traffic information received from (i) federal, state or local transportation authorities and (ii) traffic services other than Metro LP during times in which Metro LP does not provide local traffic information in the applicable market. Each Station may use traffic information from any source (e.g., Traffic.com) on any other platform that it uses to disseminate information, including, for example, the Station’s website, HD2 signal and e-mail, provided that any commercials carried pursuant to such arrangements are not broadcast on such Station’s analog radio signal or HD1 signal within a traffic report provided by Metro LP or within two minutes before or after a traffic report provided by Metro LP. The limitation in the preceding sentence terminates on March 31, 2010, or earlier in certain cases upon a Station sale.

Sale of Advertising Adjacent to Traffic Reports.  Between the Effective Date and March 31, 2010, each Station may sell ten second sponsorships in or adjacent to traffic reports provided by Metro LP through one or more CBS rep firms, subject to the following limitations:

•	total traffic sales nationwide by a CBS rep firm across all CBS Radio Stations may not exceed $3.0 million for the first twelve months after the Effective Date; and

•	total traffic sales nationwide by a CBS rep firm across all CBS Radio Stations may not exceed $4.0 million annually for each twelve months after the first anniversary of the Effective Date (through March 31, 2010).

If a commercial announcement sold by Metro LP is scheduled for broadcast adjacent to or embedded within a traffic report provided by Metro LP, then no other advertiser may be attributed to and/or associated with such exclusive Metro LP traffic report other than a Metro LP advertiser.

Preemption and Make Goods.  Although CBS Radio Stations must generally broadcast reports in accordance with agreed upon schedules, a Station may preempt reports upon advance written notice to Metro LP under the limited circumstances described above in the second and third bullets in the first paragraph under “ – Westwood One Affiliation Agreements – Preemption and Make Goods.”

The provisions related to Make Goods for Content Related Preemption are substantially similar to the corresponding provisions in the Westwood One Affiliation Agreements. See above in the second paragraph under “ – Westwood One Affiliation Agreements – Preemption and Make Goods.”

With regard to a Sports Related Preemption, a Station must provide a Make Good to the extent indicated in its Metro Traffic Agreement or Metro News Agreement, as applicable. If a Station is not required to provide a Make Good for a Sports Related Preemption, failure to provide such Make Good will result in a pro rata reduction in its monthly compensation. If, however, a Station provides a Make Good for a Sports Related Preemption, then such Station will be given credit for traffic reports, news reports, commercials and spot announcements aired during the applicable Make Good period.

Other Provisions.  Except as set forth in the Metro Traffic Agreements and Metro News Agreements, no traffic or news information provided by Metro LP will be made available or sold by CBS or any CBS Radio Station to any other persons, entities, radio stations or broadcast licensees, without the prior written consent of Metro LP.

The other principal provisions of the Metro Traffic Agreements and Metro News Agreements (e.g., provisions related to assignment, termination rights, indemnification and arbitration of disputes) are substantially similar to the corresponding provisions in the Metro Affiliation Agreements. See “ – Metro Affiliations Agreements.”

Metro Source Agreements (Exhibit B-3 of the Master Agreement)

Metro Source is an information system and digital audio workstation that allows the Company’s radio station affiliates, including CBS Radio Stations, to receive and utilize the latest news, features and show preparation material.

Under the Metro Source Agreements, Metro LP will grant each applicable CBS Radio Station a non-exclusive license to use the Metro Source service in connection with its broadcasts. The service will be used only by applicable Stations on the terminal, software or other equipment provided by Metro LP. Each applicable Station will broadcast an agreed upon number of commercials and sponsorships for Metro LP advertisers at specified times in connection with news, sports or weather reports.

Other Provisions.  Metro LP will supply, maintain, replace and update all equipment necessary to run the Metro Source service and software at no additional cost to the Stations. All equipment supplied by Metro LP to the Stations will remain the property of Metro LP.

The other principal provisions of the Metro Source Agreements (e.g., internet streaming, preemption and Make Good provisions, confidentiality, assignment, termination rights, indemnification and arbitration of disputes) are substantially similar to the corresponding provisions in the Metro Traffic Agreements and Metro News Agreements. See “ – Metro Traffic Agreements and Metro News Agreements.”

The initial aggregate annual fee payable by the Company to all CBS Radio Stations under all Stations Agreements is approximately $42.3 million.

Amended and Restated News Programming Agreement (Exhibit C to the Master Agreement)

The Amended and Restated News Programming Agreement extends and modifies the existing News Programming Agreement through March 31, 2017.

Under this agreement, the Company will continue to have the exclusive right to distribute specified CBS news programming to radio station affiliates of the Company, including CBS Radio Stations, by means of domestic, English language, AM/FM terrestrial radio broadcast (including high definition radio channels) and via live internet streaming. In return, the Company will pay CBS an annual programming fee for each 12 month period during the term of the agreement. The initial programming fee, effective April 1, 2008, will be approximately $12.5 million, subject to annual percentage increases, commencing March 31, 2009, at the rates set forth at the beginning of the “Glossary.”

The programming covered by the Amended and Restated News Programming Agreement will be originated by CBS, and delivered to its radio station affiliates by the Company, as provided in the TSA.

The Amended and Restated News Programming Agreement is subject to early termination pursuant to the Common Termination Provisions, under certain circumstances upon a termination of the Amended and Restated TSA and automatically upon a termination of the Master Agreement. In addition, the Amended and Restated News Programming Agreement may be terminated by the Company (following written notice to CBS) in the event that: (x) 50% of the Westwood One Affiliation Agreements in two of the top 10 markets are terminated due to breach by CBS; (y) 50% of the Westwood One Affiliation Agreements in four of the top 20 markets are terminated due to breach by CBS; or (z) 20% of the Westwood One Affiliation Agreements are terminated due to breach by CBS. Further, the Amended and Restated News Programming Agreement may be terminated upon 30 days’ written notice to the breaching party following the occurrence of a Fundamental Default.

The other principal provisions of the Amended and Restated News Programming Agreement (e.g., provisions related to assignment, indemnification and arbitration of disputes) are substantially similar to the corresponding provisions in the Master Agreement. See “Master Agreement.”

Amended and Restated Technical Services Agreement (Exhibit F to the Master Agreement)

The Amended and Restated TSA extends and modifies the existing TSA through March 2017, and documents certain existing practices not expressly covered by the existing agreement.

Services

In general, under the Amended and Restated TSA and CBS Broadcast Center lease (described below under “ – Facilities Arrangements”), CBS provides the Company with employees, facilities and equipment to originate, produce and transmit various programming, including the CBS news programming covered by the Amended and Restated News Programming Agreement for which the Company either pays CBS directly or provides reimbursement to CBS under the terms of the leases or the Amended and Restated TSA. More specifically, under the Amended and Restated TSA, CBS agrees to provide the following services to the Company on a continuous basis, 24 hours per day, seven days per week: (1) origination and production of CBS programming; (2) technical expertise and know-how of specified CBS Radio employees and the use of specified CBS Radio facilities (e.g., studios, edit and control rooms, offices, telephone lines, cable feeds and computer networks); and (3) access and use rights to software and hardware, consistent with past practices. In return, the Company agrees to transmit CBS programming, on a 24/7 basis and consistent with industry standards, to its customers, including CBS Radio Stations and other radio stations affiliates of the Company.

Reimbursable Costs

The Company will reimburse CBS on a monthly basis for all out of pocket costs and expenses incurred by CBS as indicated by the various categories of expenses listed on schedules to the Amended and Restated TSA in providing the services to the Company under the Amended and Restated TSA and costs related to an increase or change in the nature or extent of technical services requested by the Company to the extent the increase or change is inconsistent with past practices.

Termination Provisions; Post Termination Transition Periods

The Amended and Restated TSA is subject to early termination pursuant to the Common Termination Provisions. In addition, the Amended and Restated TSA terminates automatically upon a termination of the Master Agreement, the Amended and Restated News Programming Agreement or the CBS Broadcast Center lease, which we refer to below as a “cross-termination” provision.

The termination provisions of the Amended and Restated TSA contain certain transition rights afforded to the Company that give it a specified time period to vacate CBS’ premises to ensure that the Company has a sufficient opportunity to relocate its operations and to find new broadcast facilities to continue to produce and/or distribute its programming and the CBS news programming. The length of transition period depends on the reason for termination under the Amended and Restated TSA as follows:

•	For a payment related breach or other material breach of the Amended and Restated TSA, the Company has the right to a nine month transition period for the CBS Broadcast Center and a six month transition period for the premises covered by the 2020 M Street lease and 2000 M Street sublease.

•	For cross-termination to the Master Agreement (except in the case of termination by mutual consent), the Company has the right to a six month transition period for the CBS Broadcast Center lease and the premises covered by the 2020 M Street lease and 2000 M Street sublease.

•	For cross-termination to the Amended and Restated News Programming Agreement, the Company has the right to a one year transition period for the CBS Broadcast Center and a six month transition period for the premises covered by the 2020 M Street lease and 2000 M Street sublease.

•	For cross-termination to the CBS Broadcast Center lease, the Company has (under specified circumstances) the right to a transition period of up to one year for the CBS Broadcast Center lease and six months for the premises covered by the 2020 M Street lease and 2000 M Street sublease.

During all of these transition periods, the Company will continue to distribute the CBS programming consistent with prevailing industry standards.

Other Post Termination Provisions

The Amended and Restated TSA contains certain post termination provisions governing the allocation of responsibilities and costs between the Company and CBS in the event that the Amended and Restated TSA is terminated and the Amended and Restated News Programming Agreement remains in effect. Generally, CBS will be responsible for originating and producing the CBS programming and transmitting such programming as a production-ready, professional broadcast-quality product to an alternate location reasonably designated by the Company (the “Alternate Location”). The Company will be responsible for transmitting the CBS programming to its radio station affiliates.

The Company will be responsible for all costs related to the CBS programming that would have been incurred by the Company under the Amended and Restated TSA (based on average monthly costs for the 24-month period immediately prior to termination) and all costs of transmitting the CBS programming to the Alternate Location if CBS terminates the Amended and Restated TSA or CBS Broadcast Center lease for a payment default or other material breach by the Company. CBS will be responsible for all costs of transmitting the CBS programming to the Alternate Location, and for certain other reasonable and necessary expenses incurred by the Company in moving to a new broadcast facility, if the Company terminates the Amended and Restated TSA or CBS Broadcast Center lease for material breach by CBS. The Company and CBS will split 50/50 the post termination costs if CBS terminates the CBS Broadcast Center lease as a result of a sale of the Company to another company engaged in the radio network business.

The other principal provisions of the Amended and Restated TSA (e.g., provisions related to indemnification, assignment and arbitration of disputes) are substantially similar to the corresponding provisions in the Master Agreement. See “Master Agreement.”

Amended and Restated Trademark License Agreement (Exhibit E to the Master Agreement)

The Amended and Restated Trademark License Agreement extends and modifies the existing Trademark License through March 31, 2017.

Under this agreement, the Company will continue to have a non-exclusive, fully-paid, royalty-free, right and license throughout the United States to use the name “CBS Radio” and/or certain specified related trademarks (“Trademarks”) solely as part of the Company’s business but only in connection with (i) programming provided by CBS under the Amended and Restated News Programming Agreement or any other programming agreements pursuant to which CBS provides programming to the Company, or the marketing and promotion thereof, and (ii) the marketing of commercial inventory provided by CBS. The license granted to the Company is subject to ongoing compliance by the Company with CBS’ quality standards.

CBS reserves the right to concurrently use and/or license others to use the Trademarks but will not, during the term, license any competitor of the Company to use the Trademarks in connection with a domestic, English language, AM/FM terrestrial radio (including HD1 and HD2 channels) news or traffic network business. The Company’s radio station affiliates may use the Trademarks in connection with the simulcast of the CBS programming by live internet streaming.

The Amended and Restated Trademark License Agreement is subject to early termination under circumstances substantially similar to those described in the first bullet and third clause of the second bullet above under “Master Agreement – Termination.” Further, the Amended and Restated Trademark License Agreement may be terminated upon 30 days written notice to the breaching party following the occurrence of a Fundamental Default, and will automatically terminate upon the termination of the Master Agreement.

In addition, certain individual licenses associated with individual Trademarks will automatically terminate concurrently with the termination of the Amended and Restated News Programming Agreement, and may not be assigned without CBS’ consent unless pursuant to a concurrent assignment of the Amended and Restated News Programming Agreement to the proposed assignee.

Under this agreement, CBS Radio and the Company agree to indemnify each other under specified circumstances and any claim arising out of the agreement will be finally and exclusively resolved by arbitration as described above under “Master Agreement – Arbitration.”

Facilities Arrangements

On the Closing Date, the Company and CBS Radio, CBS Broadcasting Inc. and CBS News Inc. will enter into lease agreements and a sublease agreement for the Company’s continued use, consistent with past practice, of facilities in New York City and Washington, D.C. owned or leased by the CBS entities. These facilities are currently used by the Company for the production and distribution of programming, office space and related uses. These agreements were not previously documented, other than as set forth in the existing TSA.

CBS Broadcast Center, New York City (Exhibit G to the Master Agreement)

CBS and the Company will enter into a lease covering the CBS Broadcast Center located at 524 W. 57th Street, New York, New York. Under the lease, the Company will continue to have the exclusive right to use space currently utilized by it in the building along with non-exclusive rights to use the master control room and common areas and the right to operate and maintain specified rooftop equipment. This facility will continue to be used for the origination, production and distribution of CBS and Company programming, general office use and other related uses consistent with the parties’ past practices. For such space, the Company will pay CBS $39,500 per month, or $474,000 per year, in the initial year, subject to annual increases as specified in the lease.

The term of the lease is scheduled to expire on March 31, 2017. However, the lease will terminate automatically in the event of a termination of the Master Agreement, the expiration or termination of the Amended and Restated News Programming Agreement or the expiration or termination of the Amended and Restated TSA. The lease may also be terminated by CBS upon other specified events including casualty, condemnation, material uncured defaults by the Company, or if CBS sells the building. Finally, CBS may terminate the lease if any person or entity engaged in the radio network business acquires or enters into an agreement to acquire more than 50% of the equity or voting interests of the Company, all or substantially all of the assets of the Company or all or substantially all of the assets comprising any significant business unit or division of the Company, in each case, in a single transaction or series of related transactions.

In the case of specified terminations of the lease, the lease also provides for post-termination transition periods of six months, nine months or a year from the date of the termination based on the reason for the termination, or, if the Amended and Restated TSA is terminated, the transition periods provided in the Amended and Restated TSA, for the Company to quit and surrender the leased premises to CBS. See “– Amended and Restated Technical Service Agreement.”

2020 M Street, Washington D.C. (Exhibit H to the Master Agreement)

CBS and the Company will enter into a lease for the facility located at 2020 M Street in Washington, D.C. Under the lease, the Company will continue to have the non-exclusive right to use two studios and a sports workstation, and the exclusive right to use two adjacent workstations, for the origination, production and distribution of programming, general office use and other lawful uses related to such uses consistent with past practice (along with non-exclusive rights to use the engineering room and common areas and the right to operate and maintain certain rooftop equipment).

The term of the lease is scheduled to expire on March 31, 2017. However, the lease is subject to early termination under the circumstances described above under “CBS Broadcast Center, New York City.” If the lease is terminated for sale of the building, the Company is entitled to one year’s notice of such termination.

2000 M Street, Washington, D.C. (Exhibit I to the Master Agreement)

CBS and the Company will enter into a sublease for the facility located at 2000 M Street in Washington, D.C. Under the sublease, the Company will continue to have the exclusive right to use approximately 460 square feet of office space located on the sixth floor of the building for general office use. The sublease is conditioned upon obtaining the consent of the landlord of the underlying lease.

The term of the sublease is scheduled to expire on December 30, 2012. However, the sublease is subject to early termination under the circumstances described above under “CBS Broadcast Center, New York City.” In addition, CBS can terminate the sublease if the underlying lease is terminated in accordance with its terms and, on 180 days’ notice, at any time during the term of the sublease.

New Registration Rights Agreement (Exhibit D to the Master Agreement)

Pursuant to the New Registration Rights Agreement, the Company will grant to CBS demand and piggy-back registration rights with respect to the CBS Shares (the “Registrable Securities”), which rights will be exercisable by CBS following the execution of the New Registration Rights Agreement on the Closing Date and the expiration of the standstill period provided in the Master Agreement.

Under the New Registration Rights Agreement, CBS Radio has the right to require the Company on four separate occasions (but not more than once per calendar year) to register such securities under the Securities Act of 1933, as amended (the “Securities Act”), on Form S-3 or other available form. The Company may defer the filing (but not the preparation) of the requested Registration Statement (a) in the case of another registration statement in process, until the filing or abandonment of such registration statement but in no event longer than 105 days, and (b) in the case of a material transaction, for up to 105 days (but the Company shall use its reasonable best efforts to resolve the transaction and file the Registration Statement as soon as practicable).

In addition, in the event that the Company determines to register any of its securities, either for its own account or for the account of other security holders, the Company is obligated to provide CBS Radio with advance notice of that registration and include in that registration all Registrable Securities requested by CBS, subject to cut-back by the Company’s underwriters on a proportionate basis with all other security holders entitled to a registration of their securities.

The rights arising from this agreement may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities, provided that such transferee or assignee (or, if such transferee or assignee is a wholly-owned subsidiary of CBS Corporation, together with CBS Corporation and other wholly-owned subsidiaries of CBS Corporation) acquires at least 2,800,000 shares of Common Stock.

The Company has agreed to pay all expenses of any registration effected pursuant to the New Registration Rights Agreement, other than any stock transfer taxes or underwriters’ discounts or commissions. In addition, the Company has agreed to indemnify CBS and its officers, directors and affiliates and each person controlling CBS against certain liabilities, including liabilities under federal or state law (including the Securities Act). The New Registration Rights Agreement contains other customary representations, warranties and covenants and agreements of the parties.

GLOSSARY

As described elsewhere in this proxy statement, compensation payments under certain of the New Transaction Documents are subject to annual percentage increases equal to the following for each year during the term of the applicable agreements, which percentage increases become effective on October 1 of the years indicated, except in the case of the Amended and Restated News Programming Agreement, under which such percentage increases become effective on March 31 of the years indicated:

Applicable Year During Term	Percentage Increase From Prior Year

2008	3.46%
2009	3.34%
2010	3.45%
2011	3.13%
2012	3.19%
2013	3.19%
2014	3.19%
2015	3.19%
2016	3.19%

“Arbitron” means a radio audience research company in the United States that collects listener data on radio audiences.

“Average Net Cash Commercial Rate” on a given measurement date and with respect to a commercial scheduled for broadcast under a Westwood One Affiliation Agreement means the average net cash commercial rate charged by a Station during the twelve months prior to such measurement date for the same daypart as such commercial.

“CBS Broadcast Center” means the CBS facility located at 524 W. 57th Street, New York, New York, currently used by the Company for the origination, production and distribution of CBS and Company programming, general office use and other related uses in line with the parties’ past practices.

“Closing Date” means the date of the closing of the transactions contemplated by the Master Agreement following satisfaction or waiver of the closing conditions specified in the Master Agreement.

“Commercial Clearance” or “Clearance” for a given period means the percentage of commercial minutes (or, in the case of Metro, the number of commercial units) actually broadcast by a CBS Radio Station during such period measured against the total commercial minutes (or, in the case of Metro, the number of commercial units) scheduled to be broadcast by such Station.

“Effective Date” means the date that is the first day of the calendar month during which the Closing Date occurs if the Closing Date occurs on or prior to the 15th day of the month, or the first day of the following calendar month if the Closing Date occurs after the 15th day of the month.

“Fundamental Default” means either (i) 15% or more of the Station Agreements, measured in terms of aggregate compensation payments to CBS Radio Stations or number of agreements, will have been terminated by the non-breaching party for breach pursuant to the termination provisions of the applicable Station Agreements, or (ii) an arbitrator rules that a party is materially breaching all or substantially all of the applicable Station Agreements in any two markets where CBS Radio has at least four radio stations in each such market, and the arbitrator terminates all or substantially all of such Station Agreements in such two markets as a result of the material breaches.

“Master Metro Affiliation Agreements” means the Metro Affiliation Agreements to be entered into between Metro LP and CBS Radio, on its behalf and on behalf of each CBS Radio Station.

“Metro Affiliation Agreements” means, collectively, the Master Metro Affiliation Agreements, the Metro Traffic Agreements, the Metro News Agreements and the Metro Source Agreements.

“Metro News Agreement” means the Metro News Network Radio Affiliate Agreement to be entered into between Metro LP and CBS Radio on behalf of each CBS Radio Station that elects to receive news reports under the Master Metro Affiliation Agreement for such Station.

“Metro Source Agreements” means the Metro Source Affiliate Agreement to be entered into between Metro LP and CBS Radio on behalf of each CBS Radio Station that elects to receive the Metro Source service under the Master Metro Affiliation Agreement for such Station.

“Metro Traffic Agreements” means the Metro Traffic Network Radio Affiliate Agreement to be entered into between Metro LP and CBS Radio on behalf of each CBS Radio Station that elects to receive traffic reports under the Master Metro Affiliation Agreement for such Station.

“Station Agreements” means, collectively, the Master Metro Affiliation Agreements, the Metro Traffic Agreements, the Metro News Agreements, the Metro Source Agreements and the Westwood One Affiliation Agreements.

“Substantially Equivalent Distribution” may be achieved by CBS by reapportioning commercial inventory of the sold Station(s) to other CBS Radio Stations in the same MSA or, if not applicable, DMA, or, if CBS reasonably determines such reapportioning would be materially detrimental to other Stations located in such MSA or DMA, to other CBS Radio Stations as follows:

Market Size of Sold Station(s)	Market Size Where CBS May Re-Distribute
(as determined by Arbitron)	Commercial Inventory

1-3	1-3
4-8	1-8
9-14	1-14
15-20	1-20
21-27	1-27
28+	1+

If the Company disputes CBS’ determination that distribution in the same MSA or DMA would have a detrimental effect on CBS or any of its Stations located in the MSA or DMA, then the Company may submit an alternative proposal for redistribution of commercial inventory to be resolved by arbitration.

“Westwood One Affiliation Agreements” means the Westwood One Affiliation Agreements to be entered into between the Company, on its behalf and on behalf of its affiliate, Westwood One Radio Networks, Inc. and CBS Radio, on its behalf and on behalf of each CBS Radio Station.

OTHER MATTERS

The Board of Directors does not intend to bring other matters before the meeting except items required to conduct the meeting. In addition, the Company has not received notice from any shareholder of an intent to present a proposal at the meeting. On any matter properly brought before the meeting by the Board or by others, the persons named as proxies in the accompanying proxy, or their substitutes will vote as recommended by the Board of Directors or, if no recommendation is given, at their discretion.

SOLICITATION

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying proxy card will be borne by the Company. The Company has requested banks and brokers to solicit their customers who are beneficial owners of Common Stock listed of record in the names of the banks and brokers, and will reimburse these banks and brokers for the reasonable out-of-pocket expenses of their solicitations. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of the Company, but no additional compensation will be paid on account of these additional activities. MacKenzie Partners has been retained to solicit proxies and to assist in the distribution of proxy materials. For these services, the Company will pay MacKenzie Partners customary fees not to exceed $7,500, plus reimbursement for expenses.

SHAREHOLDER PROPOSALS FOR 2008

Any shareholder proposal intended for inclusion in the proxy material for the Annual Meeting of Shareholders to be held in 2008 must be received by the Company by March 31, 2008 to be eligible for inclusion in such proxy material. Proposals should be addressed to Gary J. Yusko, Chief Financial Officer, Westwood One, Inc., 40 West 57th Street, 5th Floor, New York, NY 10019. Proposals must comply with the proxy rules of the SEC relating to shareholder proposals in order to be included in the proxy materials.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements or other information that we file with the SEC at its Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.

In addition to the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2006 included with this proxy statement, we urge you to read the quarterly and current reports and other information we file with the SEC, including, without limitation, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2007.

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements, reports or other information concerning us filed with the SEC, without charge, by written or telephonic request directed to us at Westwood One, Inc., 40 West 57th Street, 5th Floor, New York, NY 10019, (212) 641-2000, or from the SEC through the SEC’s website at www.sec.gov.

No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement is dated December 21, 2007. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

By Order of the Board of Directors

David Hillman
Secretary

New York, New York
December 21, 2007

Exhibit 2.1

EXECUTION COPY

MASTER AGREEMENT

This Master Agreement (“Master Agreement”) is entered into, as of October 2, 2007, by and between Westwood One, Inc., a Delaware corporation (“WON”), and CBS Radio Inc. (formerly known as Infinity Broadcasting Corporation), a Delaware corporation (“CBS”).

WHEREAS, WON and CBS (or certain of their affiliates) are parties to the following Agreements (collectively, the “Old Transaction Documents”):

(i) Management Agreement, dated as of March 30, 1999, as amended by the Letter Agreement (the “Letter Agreement”), dated April 15, 2002 (the “Management Agreement”);

(ii) Registration Rights Agreement, dated as of March 30, 1999, as amended by the Letter Agreement (the “Registration Rights Agreement”);

(iii) Amended and Restated Representation Agreement, dated as of March 30, 1999, as amended by the Letter Agreement (the “Representation Agreement”);

(iv) Trademark License Agreement, dated as of March 30, 1999, as amended by the Letter Agreement (the “License Agreement”);

(v) News Programming Agreement, dated as of March 30, 1999, as amended by the Letter Agreement (the “Programming Agreement”);

(vi) Technical Services Agreement, dated as of March 30, 1999, as amended by the Letter Agreement (the “Services Agreement”);

(vii) CBS holds certain warrants (whether exercisable or not and including all amendments thereto, collectively, the “Warrants”) to acquire shares of WON common stock, par value $.01 per share (“WON Common Stock”);

(viii) multiple Affiliation Agreements identified on Schedule 1 between CBS and/or radio stations owned and operated by CBS and/or its affiliates and WON for programming identified thereon (collectively, the “Affiliation Agreements”); and

(ix) multiple agreements between CBS and/or CBS radio stations, on the one hand, and Metro Networks Communications, Inc. and/or its affiliates (“Metro”), or their respective subsidiaries, on the other hand, for programming identified on Schedule 2 (collectively, the “Metro Agreements”); and

WHEREAS, CBS and its subsidiaries currently own 16,000,000 shares of WON Common Stock (the “CBS Shares”) and CBS and certain of its affiliates have the right to acquire additional shares of WON Common Stock underlying the Warrants;

WHEREAS, WON and CBS desire to change their existing business relationship by terminating or amending the Old Transaction Documents, documenting existing practices between the parties and entering into new agreements as more particularly described herein.

NOW, THEREFORE, for good and valuable consideration, the parties hereto covenant and agree as follows:

1. Closing.  The closing for the transactions contemplated by this Master Agreement (the “Closing”) will be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036, at 10 a.m. on the first business day following the date of the satisfaction or waiver of the conditions set forth in Section 24 (other than conditions that by their nature are to be satisfied at Closing, but subject to satisfaction or waiver of those conditions at such time) or such other date, place and time as CBS and WON may agree in writing (such date, the “Closing Date”). On the Closing Date, the parties shall deliver (i) executed copies of the agreements referred to herein and set forth on Schedule 3 (collectively with this Master Agreement, the “New Transaction Documents”) and (ii) such other documents and certificates as the parties may reasonably require. This Master Agreement is effective on the date hereof and the other New Transaction Documents, other than the Station Agreements (as defined below), shall be effective on the Closing Date. The Station Agreements shall be

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effective (x) on the first day of the month of the Closing Date in the event that the Closing Date falls on the first through fifteenth day of a month or (y) on the first day of the month immediately following the Closing Date in the event that the Closing Date falls on the sixteenth through the last day of a month (the effective date of the Station Agreements being the “Effective Date”).

2. Termination of Management Agreement.  On the Closing Date, the Management Agreement shall terminate and WON shall pay to CBS as “Manager” any accrued and unpaid compensation owed to Manager through the Closing Date in accordance with Section 18 hereof. Sections 1.8, 1.9 and 1.10 and Article VI of the Management Agreement shall survive termination of the Management Agreement, provided that Sections 1.8 and 1.9 shall only survive with respect to third party claims (i.e., claims by non-affiliates). Except as provided in this Section 2, following the Closing Date WON shall have no further obligation to compensate Manager pursuant to the Management Agreement.

3. Representation Agreement and Affiliation Agreements.  On the Closing Date, the Representation Agreement shall terminate and, on the Effective Date, the Metro Agreements and the Affiliation Agreements shall terminate. The Metro Agreements and the Affiliation Agreements, upon their termination as of the Effective Date, shall be replaced by the Station Agreements described in Section 4 below. Sections 10.1 (Indemnification) and 10.2 (Procedure for Indemnification) of the Representation Agreement shall survive such termination of the Representation Agreement only with respect to third party claims (i.e., claims by non-affiliates). For the avoidance of doubt, following termination of the Representation Agreement, Owner (as defined in the Representation Agreement) shall not have the “Purchase Right” described in Section 12.6(a) of the Representation Agreement and Representative (as defined in the Representation Agreement) shall not be required to prepare a “Final Working Capital Statement” as described in Section 12.6(c) of the Representation Agreement.

4. Affiliation Agreements.  (a) On the Closing Date, WON shall enter into WWO Affiliation Agreements (the “WWO Affiliation Agreements”) and shall cause Metro Networks Communications, Limited Partnership (“MNCLP”), to enter into Metro Affiliation Agreements (the “Metro Affiliation Agreements” and, together with the WWO Affiliation Agreements, the “Station Agreements”), in each case, with CBS (on its behalf and on behalf of each radio station owned and operated by CBS and/or its affiliates listed on Schedule 4, the “CBS Stations”), such agreements shall be in the forms attached hereto as Exhibit A and Exhibit B, respectively, and shall each become effective as of the Effective Date.

(b) WON hereby guarantees the payment and performance by MNCLP of all of MNCLP’s obligations under the terms of the Metro Affiliation Agreements. WON agrees that neither CBS nor any other party-in-interest in respect of any Metro Affiliation Agreement needs to pursue any remedy against MNCLP prior to proceeding directly against WON; provided that, in respect of any such claim against WON in connection with any Metro Affiliation Agreements, CBS and any such other party-in-interest shall also proceed against MNCLP. The obligations of WON as guarantor of the obligations of MNCLP under the Metro Affiliation Agreements are absolute and unconditional. The obligations of WON pursuant to this Section 4(b) shall not apply following a sale of substantially all the assets of the business unit or division providing the services in the Metro Affiliation Agreements in accordance with Section 28(f) where the Purchaser of such business unit assumes or guarantees the obligations under such Metro Affiliation Agreements in accordance with the terms thereof.

5. News Programming Agreement.  On the Closing Date, the existing News Programming Agreement shall be extended through March 31, 2017, and amended and restated in the form attached hereto as Exhibit C.

6. Program Agreements.  Effective as of the Closing Date, without further action required by the parties, (i) the agreements relating to the various programs listed on Schedule 5A shall continue to be in effect on their current terms and conditions through the earlier of: (x) March 31, 2017 or (y) the stated expiration or termination date of such agreements as indicated on Schedule 5A, and (ii) CBS shall continue to broadcast the WON programs listed on Schedule 5B (or such replacement or substitute programs that are mutually agreed upon from time to time by the parties) at the same time and on the same CBS Stations through the earlier of (x) the expiration of the corresponding terms set forth on Schedule 5B or (y) such time that such programs are terminated or discontinued by WON. CBS agrees that, unless CBS is contractually prohibited from doing so, before it or any of its affiliates offers, sells or otherwise makes available for on-air syndication or other on-air distribution any radio programming featuring talent employed by or otherwise under contract with CBS or its affiliates (“Syndications”), CBS shall in each case, except for pre-existing programming contracts and any renewals or extensions thereof on commercially reasonable terms, first offer (by written notice to WON, which notice shall describe the nature of such Syndication and the terms and conditions on which CBS or such affiliate intends so to offer, sell or otherwise make available

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such Syndication, in reasonable detail) each such Syndication to WON on the same terms and conditions (substituting WON as the prospective buyer of such Syndication) as CBS or such affiliate intends so to offer, sell or otherwise make available such Syndication. For the avoidance of doubt, CBS’ covenant to first offer Syndications to WON set forth in the immediately preceding sentence shall be limited to on-air syndication and other on-air distribution and shall not include any web syndication, internet streaming or other means of distribution (other than Syndications where CBS has agreed to provide for the simultaneous internet streaming of on-air radio programming on CBS websites). If WON fails to accept such offer by written notice to CBS within ten (10) business days after notice is given by CBS, CBS or such affiliate, as the case may be, may, for a period of one hundred eighty (180) days thereafter, offer, sell or otherwise make available such Syndication to one or more third parties on terms and conditions no more favorable to the third party than those specified in such notice to WON, but not otherwise, provided, however, that the rights of WON and the obligations of CBS under this Section 6 shall terminate on March 31, 2017 as to any offer made to WON pursuant to this Section 6 that is not so accepted by WON, prior to March 31, 2017. If WON accepts such offer prior to March 31, 2017, CBS will cause the transaction to be consummated, subject to the approval of any agreements in respect thereof by WON.

7. Employment Agreements.  Schedule 6 attached hereto sets forth a summary of certain severance arrangements as proposed by WON (any payments pursuant to such arrangements (“Severance Payments”)). WON and CBS shall each be responsible for 50% of such Severance Payments until WON has paid $1,000,000 of Severance Payments, whereupon CBS shall be responsible for all Severance Payments in excess of $2,000,000.

8. Board of Directors.  Effective on the Closing Date, CBS shall cause any individuals employed by CBS who serve on the WON Board of Directors to resign.

9. Standstill.  Until December 31, 2007 (the “Standstill Period”), CBS shall not (A) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, enter into any contract, option or other arrangement or understanding with respect to, or consent to, the offer for sale, sale, transfer, tender, pledge, encumbrance or assignment, or other disposition (including, without limitation, any “Constructive Disposition,” as defined below) (each a “Transfer”), of any or all of the CBS Shares, or any interest therein, grant any proxies or powers of attorney other than to representatives of WON in connection with an annual or special meeting of the stockholders of WON or (B) enter into an agreement or arrangement providing for any of the actions in (A) above; provided, however, that CBS may Transfer some or all of the CBS Shares to CBS Corporation or any of its Subsidiaries. “Constructive Disposition” means with respect to any CBS Shares, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership. Any attempted Transfer in violation of this Section 9 shall be null and void and of no force or effect and WON shall notify its transfer agent that during the Standstill Period there is a stop transfer with respect to all CBS Shares in accordance with this Section 9.

10. Registration Rights.  On the Closing Date, CBS and WON shall enter into a new Registration Rights Agreement (the “New Registration Rights Agreement”) in the form of Exhibit D which shall provide CBS with registration rights for the CBS Shares effective following the end of the Standstill Period.

11. Warrants and Registration Rights Agreement.  On the Closing Date, CBS shall assign to WON all of its right, title and interest in and to the Warrants, which shall be retired, and the Registration Rights Agreement shall be cancelled and terminated.

12. Non-competition, etc.  (a) For the period commencing on the Closing Date and ending on March 31, 2010, except as set forth on Schedule 7 hereto or otherwise agreed by CBS and WON, CBS will, and will cause its affiliates and its and their officers and employees to, refrain from, either alone or in conjunction with any other person, or directly or indirectly through its or their present or future affiliates:

(i) Managing, purchasing, establishing, participating in, or having a substantial ownership interest in (other than through the ownership of five percent (5%) or less of any class of securities registered under the Securities Exchange Act of 1934, as amended), or otherwise lending assistance (financial or otherwise) to, a radio network company (which, for purposes of this Master Agreement, shall mean any compensation-based radio network that is RADAR-rated) or any other radio syndicator (a “Radio Network Company”), or entering into, or obtaining rights under, any agreement providing for an option to do any of the foregoing, provided, however, that the terms of this Section 12(a)(i) shall not apply to any activities engaged in (A) by

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CBS with respect to CBS Stations or (B) (at the time of acquisition) by any entity which is acquired by CBS or any of its affiliates after the date of this Master Agreement; provided that such entity, or the activities in conflict with this Section 12(a)(i), are divested or discontinued by CBS or such affiliate of CBS by the later of (i) one (1) year after the date such entity is acquired or (ii) as soon as reasonably practicable pursuant to an orderly process whereby CBS or such affiliate of CBS is able to realize the fair value for such operations (such value to be reasonably determined by CBS), but in no event more than two (2) years after the date such entity is acquired;

(ii) disclosing (unless compelled by judicial or administrative process) or using any confidential or secret information relating to WON or any of its clients, customers or suppliers; or

(iii) causing or attempting to cause any client, customer or supplier of WON to terminate or materially reduce its business with WON, provided, however, that the terms of this Section 12(a)(iii) shall not apply to any activities engaged in by CBS solely with respect to: (a) the sale of ten (10)-second sponsorships in or adjacent to traffic reports as hereinafter provided in this Section 12(a)(iii), or (b) the sale of any other advertising by CBS on a station-by-station basis. CBS and its affiliates will be permitted to sell ten (10)-second sponsorships in or adjacent to traffic reports through one or more national sales representation firms, subject to the following conditions: (1) sales will not exceed $3.0 million for the first 12 months after the Closing Date, and (2) sales will not exceed $4.0 million annually for each 12 months after the first anniversary of the Closing Date until March 31, 2010; provided, however, that the parties agree that the immediately preceding limitation applies only (x) with respect to ten (10)-second sponsorships in or adjacent to traffic reports and not to any other ten (10)-second sponsorships and (y) until March 31, 2010. In addition, CBS and its affiliates will be permitted to continue to sell sponsorships in or adjacent to traffic reports on a station-by-station basis without limitation. CBS’s agreement to this provision (including the limitations set forth in the second immediately preceding sentence) shall not constitute an admission by CBS of and/or evidence of a past and/or present violation of Section 4.1(a)(iii) of the Management Agreement by CBS.

(b) The parties hereto recognize that the laws and public policies of the various states of the United States may differ as to the validity and enforceability of covenants similar to those set forth in this Section 12. It is the intention of the parties that the provisions of this Section 12 be enforced to the fullest extent permissible under the laws and policies of each jurisdiction in which enforcement may be sought, including through judicial modification of the provisions of this Section 12 in order to conform such section to provide for its enforceability to the maximum extent permissible, and that the unenforceability (or the modification to conform to such laws or policies) of any provisions of this Section 12 shall not render unenforceable, or impair, the remainder of the provisions of this Section 12. Accordingly, if any provision of this Section 12 shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall be deemed to apply only with respect to the operation of such provision in the particular jurisdiction in which such determination is made and not with respect to any other provision or jurisdiction.

(c) The parties hereto acknowledge and agree that any remedy at law for any breach of the provisions of this Section 12 may be inadequate, and CBS hereby consents to the granting by any court of an injunction or other equitable relief without the necessity of actual monetary loss being proved or the posting of any bond, in order that the breach or threatened breach of such provisions may be effectively restrained.

13. Non-Solicitation.  Each of WON and CBS agrees that during the period from the Closing Date through December 31, 2012, without the prior consent of the other party, neither it nor any of its affiliates will (or will assist or encourage others), directly or indirectly, solicit to hire any employee of the other party or any of its subsidiaries; provided, however, that the foregoing provision will not prevent either WON or CBS from hiring any such person who contacts such party on his or her own initiative as a result of placing a general advertisement in trade journals, newspapers or similar publications which are not directed at the other party or its affiliates.

14. License Agreement.  On the Closing Date, the existing License Agreement shall be extended through March 31, 2017, and amended and restated in the form attached hereto as Exhibit E (the “New License Agreement”).

15. Services Agreement; Lease Arrangements.  (a) On the Closing Date, the existing Services Agreement shall be extended through March 31, 2017, and amended and restated in the form attached hereto as Exhibit F (the “New Services Agreement”).

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(b) On the Closing Date and in connection with entering into the New Services Agreement, CBS and WON shall enter into the lease agreements and sublease agreement in the forms attached hereto as Exhibits G, H and I, respectively (collectively, the “Leases”).

16. Stockholder Meeting; Proxy Statement.  WON shall include a proposal approving this Master Agreement and the other New Transaction Documents in a proxy statement (the “2007 Proxy”), and the WON Board of Directors shall recommend that the stockholders approve such proposal. WON shall prepare and file the 2007 Proxy with the Securities and Exchange Commission (“SEC”) as soon as practicable following the date hereof and shall use commercially reasonable efforts to have the 2007 Proxy declared effective as soon as practicable following such filing with the SEC. WON shall provide CBS with drafts of the 2007 Proxy and any amendments thereto sufficiently in advance of any filings with the SEC in order to allow CBS and its advisors an opportunity to review such drafts and provide any comments to WON prior to filing with the SEC, and CBS agrees that it will cause such review to be conducted promptly following receipt of such drafts. WON agrees that none of the information in the 2007 Proxy will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that WON shall not be responsible for the accuracy of any information furnished in writing to WON by CBS expressly for use in the 2007 Proxy.

17. Transition Period.  (a) Following the execution of this Master Agreement and prior to the Closing Date and the Effective Date, the parties shall cooperate with each other and shall take such actions as reasonably necessary in order to successfully implement the New Transaction Documents and the intent of the parties with respect to the matters contained herein. The parties hereto agree and acknowledge that each of the respective Old Transaction Documents and the related rights and obligations of WON and CBS thereunder will remain in full force and legal effect until the earlier of the Closing Date, the Effective Date or the end of the respective term of each of the Old Transaction Documents, as applicable.

(b) Without limiting any other provision hereof, CBS and WON shall each use its reasonable best efforts to avoid the entry of, or to have vacated or terminated, any decree, order or judgment against it that would restrain, prevent or delay the consummation of the transactions contemplated by this Master Agreement, on or before the Drop Dead Date (as defined below), including by defending through litigation on the merits any claim asserted against it in any court by any person or entity.

18. Payments.  Schedule 8 hereto identifies the categories of compensation owed to CBS and its affiliates by WON under the Old Transaction Documents as of the date hereof and also reflects good faith estimates of the amounts that had been due as of the date hereof. WON shall pay to CBS on or prior to the Closing Date all such amounts. WON agrees to make timely payment with respect to all such additional amounts which become due after the date hereof and CBS agrees to update Schedule 8 as of the Closing Date to reflect any amounts owed and unpaid as of the Closing Date. In addition, on the Closing Date, WON shall pay (by wire transfer of immediately available funds) to CBS an additional $5 million (five million dollars). In addition, in the event that Commercial Clearance during 2008 for CBS’ top ten markets (as determined by Arbitron), is less than 93.75% (ninety three and three-fourths percent), the parties agree that WON shall have the right to receive a payment in the amount of $2 million (two million dollars) from CBS, which payment shall be paid by CBS no later than 30 days after the final determination of Commercial Clearance for 2008, or, in lieu of such payment, at its option, WON shall be entitled to reduce by $2 million (two million dollars) in the aggregate any future payments to CBS.

19. Clearance Bonus.  CBS shall be entitled to earn an annual potential bonus (the “Clearance Bonus”) during the term of each of the WWO Affiliation Agreements based on the total percentage of commercial minutes actually broadcast by the CBS Stations in a calendar year (measured against those minutes set forth in Exhibit 1 of the form of WWO Affiliation Agreement, as such Exhibit 1 may be modified as provided therein, and as

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determined in all respects subject to CBS’ rights related to sports preemptions and make goods set forth in the Station Agreements, “Commercial Clearance”) as follows:

Commercial	Potential
Clearance	Bonus Payment

≥95.0%	$4.0 million
94.0%	$3.5 million
93.0%	$2.8 million
92.0%	$2.2 million
91.0%	$1.4 million
90.0%	$0.7 million
<90.0%	$0.0 million

The Clearance Bonus for Commercial Clearance between the Commercial Clearance percentages above will be interpolated on a straight line basis. The Commercial Clearance percentage shall be determined as described in the WWO Affiliation Agreements. The Clearance Bonus, if any, shall be paid by WON to CBS (on behalf of the CBS Stations) no later than the end of the first calendar quarter immediately succeeding the year in respect of which payment of the Clearance Bonus is determined based on affidavits submitted demonstrating spots cleared in the prior year (to the extent such affidavits were submitted on a timely basis or prior to the expiration of any cure period). Any Clearance Bonus for less than a full calendar year (e.g., 2017) shall be prorated based on the number of full months the WWO Affiliation Agreements are in effect for such partial year; provided, that if the Closing Date occurs after February 29, 2008, the Clearance Bonus for calendar year 2008 shall be calculated as if the Closing Date had been February 29, 2008. Any payment not paid to CBS on or before the date set forth above shall bear interest from the date of such required payment at an annual rate of 8% (eight percent).

20. Mutual Release.  On the Closing Date the parties shall enter into a Mutual General Release and Covenant Not to Sue (the “Release”) in the form attached hereto as Exhibit J.

21. Deferral Right.  Notwithstanding any payment term to the contrary contained herein or any of the New Transaction Documents, WON shall have the right, exercisable as described in this Section until 24 months after the Effective Date (the “Deferral Period”), to defer inventory compensation payments (but not any Clearance Bonus payments) then owed to CBS (a “Payment Deferral”) under the terms of the Station Agreements; provided that WON has not breached any material provision of the Station Agreements (subject to any cure period described therein, it being understood that a failure to pay is a material provision). WON may exercise one Payment Deferral once per 12-month period within such 24-month period (i.e., once in each of the first and second years after the Effective Date); provided, that WON may not exercise the Payment Deferrals (i) in successive calendar quarters or (ii) if WON, at the time it wishes to exercise its Payment Deferral, owes CBS or would owe CBS after giving effect to any such Payment Deferral, in the aggregate, more than four million dollars ($4,000,000) in deferred compensation payments payable under the terms of the Station Agreements; and, provided, further, that each Payment Deferral shall be for a period of no more than 12 months from the original due date applicable to such payment. Any amounts deferred by WON under this Section 21 (the “Deferred Amounts”) shall bear interest at an annual interest rate of six percent (6%), which amount shall be due and payable with all Deferred Amounts.

22. Right of Prepayment.  WON shall have the right to prepay such amount of Incremental Station Compensation Payments as may be mutually agreed upon by WON and CBS subject to a discount rate of six percent (6%). For purposes hereof, “Incremental Station Compensation Payments” shall mean the sum of: (x) annual compensation payments payable to the CBS Stations as set forth in the Station Agreements less (y) $42.40 million.

23. Representations and Warranties.

Each of the parties hereto represents and warrants to the other that, as of the date hereof:

(a) it is duly organized, validly organized and in good standing under the laws of the jurisdiction in which it is formed and has all requisite corporate authority to own its property and assets and to conduct its business as presently conducted or proposed to be conducted under this Master Agreement;

(b) it has the corporate power and authority to execute, deliver and perform its obligations under this Master Agreement;

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(c) all necessary action has been taken to authorize its execution, delivery and performance of this Master Agreement and this Master Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally and by general principles of equity;

(d) neither its execution and delivery of this Master Agreement nor the performance of its obligations hereunder will:

(i) conflict with or violate any provision of its certificate of incorporation or bylaws;

(ii) conflict with, violate or result in a breach of any constitution, law, judgments, regulation or order of any governmental authority applicable to it; or

(iii) conflict with, violate or result in a breach of or constitute a default under or result in the imposition or creation of any mortgage, pledge, lien, security interest or other encumbrance under any term or condition of any mortgage, indenture, loan agreement or other agreement to which it is a party or by which is properties or assets are bound except with respect to WON, that certain Credit Agreement, dated as of March 3, 2004, by and among WON, certain subsidiaries of WON, JPMorgan Chase Bank and other parties thereto, as amended (the “Loan Agreement”), and/or the Note Purchase Agreement, dated as of December 3, 2002, by and among WON and the purchasers party thereto (the “Senior Note Purchase Agreement”);

(e) other than Stockholder Approval (as defined below), no approval, authorization, order or consent of, or declaration, registration or filing with any governmental authority or third party is required for its valid execution, delivery and performance of this Master Agreement, except such as have been duly obtained or made and with respect to WON, the Loan Agreement and/or Senior Note Purchase Agreement; and

(f) there is no action, suit or proceeding, at law or in equity, by or before any court, tribunal or governmental authority or third party pending, or, to its knowledge, threatened, which, if adversely determined, would materially and adversely affect its ability to perform its obligations hereunder or the validity or enforceability of this Master Agreement.

CBS represents and warrants that, as of the date hereof, it has no intention to sell any CBS Stations; provided, however, that this representation excludes the sales of CBS Stations that have been publicly announced and are currently pending as of the date hereof as set forth on Schedule 9 hereto. The foregoing statement is made as of the date hereof and shall not be construed to mean that CBS will not change its intention after the date hereof or consider the sale of any CBS Stations from time to time.

24. Conditions to Closing.  (a) The obligations of WON to consummate the transactions contemplated by this Master Agreement, including, without limitation, the execution and delivery of the New Transaction Documents (other than the Master Agreement) are subject to the satisfaction or waiver, on or prior to the Closing Date, of each of the following conditions:

(i) Performance.  CBS shall have performed in all material respects, consistent with past practice (in the case of the Management Agreement), its covenants and obligations required to be performed by it on or before the Closing Date under both this Master Agreement and the Management Agreement;

(ii) Representations and Warranties.  The representations and warranties of CBS contained in this Master Agreement shall be true and correct in all material respects as of the Closing Date as if made on the Closing Date (other than the representation and warranty of CBS set forth in the last paragraph of Section 23, which representation and warranty shall be true and correct in all material respects on the date hereof);

(iii) Stockholder Approval.  The stockholders of WON shall have approved the New Transaction Documents by the affirmative vote of stockholders representing a majority of WON’s Common Stock and Class B Stock, which are not beneficially owned by CBS or its affiliates (provided that the Common Stock beneficially owned by CBS will count towards the determination of a quorum only), voting together as a single class, represented in person or by proxy at a meeting of WON stockholders (“Stockholder Approval”);

(iv) Refinancing of WON’s Existing Credit Obligations.  WON shall have successfully refinanced or modified the Loan Agreement and/or obtained the necessary consents and/or waivers under the Loan

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Agreement and/or Senior Note Purchase Agreement, as may be required, in each case, in a manner that WON’s Board of Directors reasonably determines permits WON to conduct its business operations in compliance with its legal and financial obligations including its obligations under the New Transaction Documents (“Financing Condition”); and

(v) Material Adverse Effect.  Since the date of this Master Agreement, there shall not have been or occurred any event, change, occurrence or circumstance that, individually or in the aggregate with any other events, changes, occurrences or circumstances, has had or would reasonably be expected to have a material adverse effect on (a) the assets, results of operations or the financial condition of CBS or of the CBS Stations, in the aggregate, or (b) the ability of CBS to perform its obligations under this Master Agreement or the other New Transaction Documents.

(vi) No Injunctions or Restraints.  No law, injunction, judgment or ruling enacted, promulgated, issued, entered, amended or enforced by any governmental body (collectively, “Restraints”) shall be in effect enjoining, restraining, preventing or prohibiting consummation of the transactions contemplated by this Master Agreement or making the consummation of any such transactions illegal.

(b) The obligations of CBS to consummate the transactions contemplated by this Master Agreement, including, without limitation, the execution and delivery of the New Transaction Documents (other than the Master Agreement) are subject to the satisfaction or waiver on or prior to the Closing Date, of each of the following conditions:

(i) Performance.  WON shall have performed in all material respects and consistent with past practice its covenants and obligations under this Master Agreement required to be performed by it on or before the Closing Date, including having paid CBS all monies owed to CBS or its affiliates at the Closing Date under the Old Transaction Documents in accordance with Section 18;

(ii) Representations and Warranties.  The representations and warranties of WON contained in this Master Agreement shall be true and correct in all material respects as of the Closing Date as if made on the Closing Date;

(iii) Stockholder Approval.  Stockholder Approval shall have been obtained;

(iv) Payments.  WON shall have made all of the payments to CBS in accordance with Section 18.

(v) Material Adverse Effect.  Since the date of this Master Agreement, there shall not have been or occurred any event, change, occurrence or circumstance (excluding any of the foregoing that could reasonably have been prevented or materially mitigated by CBS in its capacity as Manager of WON pursuant to the Management Agreement, which exclusion shall not include any event, change, occurrence or circumstance generally affecting the businesses or industries in which WON operates) that, individually or in the aggregate with any other events, changes, occurrences or circumstances, has had or would reasonably be expected to have a material adverse effect on (a) the assets, results of operations or the financial condition of WON or (b) the ability of WON to perform its obligations under this Master Agreement or the other New Transaction Documents.

(vi) Refinancing of WON’s Existing Credit Obligations.  WON shall have successfully satisfied the requirements of the Financing Condition, in each case, in form and substance reasonably satisfactory to CBS, such that none of the transactions or payments contemplated by this Master Agreement or any of the other New Transaction Documents shall constitute a breach or an event of default, or otherwise trigger any acceleration, termination or similar provisions, thereunder.

(vii) No Injunctions or Restraints.  No Restraint shall be in effect enjoining, restraining, preventing or prohibiting consummation of the transactions contemplated by this Master Agreement or making the consummation of any such transactions illegal.

25. Indemnification.  From and after the Closing Date, each party hereto shall indemnify and hold the other party hereto, its affiliates and their respective directors, officers, affiliates, employees and agents, and the predecessors, successors and assigns of any of them, harmless from and against any and all actions, claims, damages and liabilities (and all actions in respect thereof and any legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise and whether or not a party thereto), whether or not arising out of third party claims, including reasonable legal fees and expenses in connection with, and other costs

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of, investigating, preparing or defending any such action or claim, whether or not in connection with litigation in which such person is a party, and as and when incurred, caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of such party hereto as set forth in this Master Agreement and (ii) any breach of any covenant or agreement of such party hereto as set forth in this Master Agreement.

26. Further Assurances; Change of Control and Related Covenants.  (a) Each of WON and CBS shall cooperate and use its reasonable best efforts to take, or cause to be taken, and to do, or cause to be done, as promptly as practicable all things necessary, proper or advisable to consummate and make effective the transactions contemplated by the New Transaction Documents. WON shall use its reasonable best efforts to successfully refinance or modify the Loan Agreement and/or obtain the necessary consents and/or waivers under the Loan Agreement and/or Senior Note Purchase Agreement, in each case, in satisfaction of the closing conditions discussed in Sections 24(a)(iv) and 24(b)(vi). Each of WON and CBS shall not take, or agree to take, any actions that would prevent or materially delay the consummation of the transactions contemplated by the New Transaction Documents.

(b) WON hereby agrees that, from the date hereof until March 31, 2017, without the consent of CBS (which consent will not be unreasonably withheld), no former chief executive officer of WON, who served in such capacity after the implementation of the initial Management Agreement with CBS, dated as of February 3, 1994, shall, with the express or implied consent (by agreement, participation or otherwise) of WON (i) be or become a director, officer, partner, employee or manager of, or consultant or advisor to, WON or any of its Affiliates or an Acquiring Person or any of its Affiliates, (ii) have, or have the right, directly or indirectly, to exercise managerial control of WON or any of its Affiliates or an Acquiring Person or any of its Affiliates (in each case, through contract or otherwise) or (iii) beneficially own, directly or indirectly, more than 25% of the equity or voting interests of WON or any of its Affiliates or an Acquiring Person or any of its Affiliates. For purposes hereof, an “Acquiring Person” shall mean any person or entity which, directly or indirectly, beneficially owns, or acquires, or proposes to acquire, in a single transaction or series of related transactions, (a) more than 50% of the equity or voting interests of WON, (b) all or substantially all of the assets of WON or (c) all or substantially all of the assets comprising any significant business unit or division of WON.

(c) If a competitor of CBS that owns or operates radio stations (the “Competitor”) acquires, or proposes to acquire, more than 50% of the equity or voting interests of WON in a single transaction or series of related transactions (each, a “Change of Control”), WON shall (i) take reasonable steps to protect CBS’s confidential information (which shall not include the terms and conditions of the New Transaction Documents) and to protect against the dissemination of such confidential information to personnel at such Competitor who are engaged in operations or activities that are, in CBS’ good faith judgment, competitive with the operations or activities of CBS, (ii) develop and put into effect written policies and procedures (commonly referred to as an “ethical wall”) to ensure that confidential information that contains competitively sensitive information is not disclosed to personnel at the Competitor that are engaged in such competitive operations or activities and (iii) take reasonable steps to ensure that the “level of service” provided by WON to CBS, including CBS News (such level of service to include promotion and/or marketing of CBS (to the extent permitted under and/or limited by the New Transaction Documents)), is comparable to the level of service historically provided by WON to CBS and not materially less favorable, taken as a whole, than the level of service provided by WON to CBS and/or Competitor following the consummation of such Change of Control transaction, and the Competitor shall deliver reasonable assurance of each of the foregoing in writing to CBS prior to the consummation of any Change of Control transaction with the Competitor. The foregoing “level of service” standard shall be evaluated on an overall basis and solely to the extent such level of service affects material aspects of the relationship between WON and CBS, including the overall affiliate relationship between WON and CBS and/or Competitor.

(d) In addition, in the event of a Change of Control, the licenses granted under the New License Agreement to WON as licensee shall be modified such that the license of WON shall be limited to the right to use the Tradename and Trademarks (as defined in the New License Agreement) in connection with identifying any CBS programming available consistent with past practice by WON, and no intellectual property of CBS may be used otherwise as part of the business of WON or the Competitor.

(e) Notwithstanding anything to the foregoing, any claims by CBS for violations of this Section may only be made against WON and not against the Competitor or an Acquiring Person and CBS shall have no recourse against the Competitor or Acquiring Person under this Master Agreement.

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27. Termination.  This Master Agreement may be terminated:

(a) by (i) mutual written consent of CBS and WON; (ii) by CBS if WON fails to pay an undisputed amount owed to CBS under this Master Agreement following 30 days written notice, (iii) by CBS if WON fails to pay an amount owed to CBS that was previously disputed but has since been determined by arbitration pursuant to Section 28 or mutual agreement of the Parties to be owed to CBS under this Master Agreement, within 15 days of such arbitration award or following 15 days written notice of such mutual agreement, (iv) by CBS following 30 days written notice if (x) two or more disputed payments are submitted to arbitration under Section 28 during the term of this Master Agreement, (y) such disputed payments are not deposited with a third party escrow agent reasonably acceptable to CBS and WON within five (5) business days following submission to arbitration and (z) the arbitrator(s) finds in each case that the amount claimed by CBS to be properly payable by WON to CBS under this Master Agreement is in fact properly payable to CBS under this Master Agreement, or (v) by either party hereto if (x) it notifies the other party in writing that such other party is in material breach of one or more of its material covenants (other than payment covenants) under this Master Agreement and such breach is not cured within 30 days of receipt of such written notice, (y) it submits to arbitration under Section 28 such breach or breaches and requests termination as a remedy and (z) the arbitrator(s) determines (A) that the breaching party has in fact materially breached one or more material covenants (other than payment covenants) under this Master Agreement, (B) that such breach or breaches have not been cured and have caused significant harm to the non-breaching party and (C) that termination of this Master Agreement is an appropriate remedy (after considering other appropriate remedies short of termination). For these purposes, the material covenants of this Master Agreement are listed on Schedule 10;

(b) by the non-breaching party upon 30 days written notice to the breaching party following the occurrence of a Fundamental Default (as such term is defined below). A “Fundamental Default” shall be deemed to have occurred in the event that (i) 15% or more of the Station Agreements, measured in terms of compensation payments to CBS made during the most recent full calendar year period prior to the delivery of such notice, shall have been terminated by the non-breaching party for breach pursuant to the termination provisions of the applicable Station Agreements; (ii) 15% of the total number Station Agreements shall have been terminated by the non-breaching party for breach pursuant to the termination provisions of the applicable Station Agreements; or (iii) an arbitrator(s) rules that a party is materially breaching all or substantially all of the applicable Station Agreements in any two markets where CBS has at least four radio stations in each such markets, each of which has at least one Station Agreement, and such arbitrator(s) terminates all or substantially all of such Station Agreements in such two markets as a result of such material breaches;

(c) by either party if Stockholder Approval is not obtained following a vote of WON stockholders at a meeting of WON stockholders seeking Stockholder Approval. For the avoidance of doubt, the Release shall not be effective in the event Stockholder Approval is not obtained; or

(d) by either party if the Closing shall not have occurred by February 29, 2008 (the “Drop Dead Date”); provided, however, that (i) the right to terminate this Master Agreement under this Section 27(d) shall not be available to any party whose failure to fulfill any obligation under this Master Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date; and (ii) the Drop Dead Date shall be extended (x) if the Closing is prevented from occurring at such time as a result of a Restraint being in effect on February 29, 2008, to the earlier of 15 business days after such Restraint no longer is in effect or June 30, 2008 or (y) if (A) the 2007 Proxy shall have been filed with the SEC on or before the date that is the later of the 30th calendar day following the date of this Master Agreement and November 10, 2007 and (B) Stockholder Approval has not been obtained on or prior to February 29, 2008 as a result of the SEC not clearing for mailing the 2007 Proxy by January 25, 2008, to the earlier of 15 business days after Stockholder Approval is obtained and March 31, 2008.

In the event of termination of this Master Agreement after the Closing Date, (x) this Master Agreement shall furthermore become void and have no effect, without liability on the part of any party other than Section 25, this Section 27 and Section 28 which shall survive such termination, (y) each of the New Transaction Documents (except for the Release and as set forth in clause (B) of the last sentence of this paragraph), if then executed, shall automatically terminate and become void and have no effect, without any further action on the part of any party thereto, and (z) any and all undisputed amounts owed or payable by WON to CBS as of the date of such termination under any of the New Transaction Documents shall immediately become due and

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WON shall promptly pay to CBS any such undisputed amounts following such termination. Notwithstanding the foregoing, (A) nothing contained in this Section 27 shall relieve any party from liability for any breach of this Master Agreement and in the event of such termination prior to the Closing Date, all of the Old Transaction Documents shall remain in full force and effect, and (B) clauses (y) and (z) of the immediately preceding sentence shall not apply in the event of a termination of this Master Agreement by CBS as a result of WON’s breach of the provisions of Section 26(c)(iii).

28. Miscellaneous.

(a) Notices.  All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission (with receipt acknowledged) or mailed (registered or certified mail, return receipt requested) to the parties at the following addresses or facsimile numbers:

If to WON:

Westwood One, Inc.
40 West 57th Street, 15th Floor
New York, New York 10019
Attention: General Counsel
Telecopy: (212) 641-2198

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, California 90071
Attention: Brian J. McCarthy, Esq.
Telecopy: (213) 687-5600

If to CBS:

CBS Radio Inc.
1515 Broadway, 46th Floor
New York, New York 10036
Attention: Chairman & CEO
Telecopy: (212) 846-2342

with a copy to each of:

CBS Corporation
51 West 52 Street
New York, New York 10019
Attention: General Counsel
Telecopy: (212) 975-4215

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153

Attention:	Howard Chatzinoff, Esq.
Michael Lubowitz, Esq.
Telecopy: (212) 310-8007

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon confirmation of transmission, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

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(b) Entire Agreement; Closing Date and Effective Date.  This Master Agreement and all the New Transaction Documents supersede all prior discussions and agreements between the parties (and their affiliates) with respect to the subject matter hereof and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof. Upon their execution, the New Transaction Documents, other than the Master Agreement, will automatically become effective, without further action of the parties, on the Closing Date or the Effective Date, as applicable and as described herein.

(c) Waiver.  Any term or condition of this Master Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Master Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Master Agreement on any future occasion. No failure or delay on the part of party in exercising any right or power under this Master Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. All remedies, either under this Master Agreement or by law or otherwise afforded, will be cumulative and not alternative.

(d) Amendment.  This Master Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

(e) No Third-Party Beneficiary.  The terms and provisions of this Master Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

(f) No Assignment; Binding Effect.  This Master Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither CBS nor WON may assign its rights or obligations hereunder without the prior written consent of the other party hereto; provided that (i) subject to Section 26, WON may assign all or any of its rights and related obligations hereunder to any of its controlled affiliates, or a third party who acquires more than 50% of the equity or voting interests of WON, all or substantially all of the assets of WON or all or substantially all of the assets comprising any significant business unit or division of WON, in each case, in a single transaction or series of related transactions, without the prior consent of CBS; provided that (x) in the case of any assignment in connection with the sale of all or substantially all of the assets comprising any significant business unit or division of WON, such assignment shall be limited to those rights and related obligations that are related to such business unit or division, (y) in connection with any permitted assignment under this clause (i), the assignee shall assume all of the obligations relating to the rights being assigned, and (z) no assignment under this clause (i) shall relieve WON from any of its obligations or liabilities under this Master Agreement, except as provided in Section 4; (ii) CBS may assign, without the prior consent of WON, all or any of its rights or obligations hereunder to (x) any of its affiliates and (y) any third party who acquires any CBS Station, to the extent the assigned rights are related to the CBS Stations acquired thereby; provided that no assignment under this clause (ii) shall relieve CBS from any of its obligations or liabilities hereunder; and (iii) in respect of any assignment of CBS’ rights and related obligations hereunder to any third party who is not an affiliate of CBS, WON’s prior written consent shall not be unreasonably withheld. Any purported assignment or transfer in violation of the provisions of this Section 28(f) is null and void and of no force or effect. For the avoidance of doubt, (i) WON agrees that that a sale of CBS in its entirety, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise, shall not constitute an assignment for purposes of this Master Agreement or otherwise require the consent of WON and (ii) CBS agrees that, subject to Section 26, a sale of WON in its entirety, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise, shall not constitute an assignment for purposes of this Master Agreement or otherwise require the consent of CBS.

(g) Headings.  The headings used in this Master Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

(h) Invalid Provisions.  If any provision of this Master Agreement, other than Section 12(a), which shall be subject to the provisions of Sections 12(b) and 12(c), is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Master Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Master Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Master Agreement will remain in full force and effect and will not be affected

12

by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Master Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

(i) Affiliate.  When used in this Master Agreement the term “Affiliate” shall have the meaning assigned to such term in Rule 405 promulgated under the Securities Act; provided that, with respect to any affiliates of CBS, such term shall mean the controlled affiliates of CBS Corporation.

(j) Press Release.  The parties shall mutually agree upon the form of a press release to be issued concurrently with the execution of this Master Agreement. Except as required by law, the timing and content of any other public disclosure of the terms of this Master Agreement shall be made only upon the mutual approval of WON and CBS.

(k) Governing Law.  Each of the New Transaction Documents shall be governed by and construed in accordance with the laws of the state of New York, its rules of conflict of laws that could mandate the application of the laws of another jurisdiction notwithstanding.

(l) Arbitration.  Any dispute, controversy or claim arising out of or relating to this Master Agreement or the breach, termination or validity thereof (“Dispute”), shall on the demand of any party be finally and exclusively resolved by arbitration in accordance with the then-prevailing JAMS Comprehensive Arbitration Rules and Procedures as modified herein (the “Rules”); provided, however, that any party hereto shall have the right to seek injunctive relief against the other party hereto in the courts of New York, New York, prior to the resolution of any Dispute by arbitration in accordance with this Section 28(l). There shall be three neutral arbitrators of whom each party shall select one. The claimant shall select its arbitrator in its demand for arbitration and the respondent shall select its arbitrator within 30 days after receipt of the demand for arbitration. The two arbitrators so appointed shall select a third arbitrator to serve as chairperson within fourteen days of the designation of the second of the two arbitrators. If any arbitrator is not timely appointed, at the request of any party such arbitrator shall be appointed by JAMS pursuant to the listing, striking and ranking procedure in the Rules. The place of arbitration shall be New York, New York. The arbitral tribunal shall be required to follow the law of the State of New York. The arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitral tribunal. Judgment upon any award may be entered in any court having jurisdiction.

(m) Counterparts.  This Master Agreement may be executed in counterparts and by facsimile signature, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(n) Expenses.  Each of WON and CBS shall bear its own expenses relating to this Master Agreement and the other New Transaction Documents whether or not the Closing is consummated.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Master Agreement to be executed on its behalf by its duly authorized officer as of the date first above written.

WESTWOOD ONE, INC.

By:	/s/ David Hillman
Name:     David Hillman

Title:	CAO and General Counsel

CBS RADIO INC.

By:	/s/ Anthony G. Ambrosio
Name:     Anthony G. Ambrosio

Title:	Executive Vice President,
Human Resources and Administration

Signature Page to Master Agreement

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LIST OF EXHIBITS AND SCHEDULES

EXHIBITS

Exhibit A	Form WWO Affiliation Agreement
Exhibit B	Form Metro Master Affiliation Agreement
Form Metro News Affiliation Agreement
Form Metro Source Affiliation Agreement
Form Metro Traffic Affiliation Agreement
Exhibit C	Form of Amended and Restated News Programming Agreement
Exhibit D	Form of Registration Rights Agreement
Exhibit E	Form of Amended and Restated Trademark License Agreement
Exhibit F	Form of Amended and Restated Technical Services Agreement
Exhibit G	Form of Lease for 524 W. 57th Street
Exhibit H	Form of Lease for 2020 M Street
Exhibit I	Form of Sublease for 2000 M Street
Exhibit J	Form of Mutual General Release and Covenant Not to Sue
SCHEDULES
Intentionally omitted.

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EXHIBIT A

WESTWOOD ONE
AFFILIATION AGREEMENT FOR CBS RADIO STATION(S)

This Westwood One Affiliation Agreement, dated [          ] [  ], 2007 (the “WWO Affiliation Agreement” or the “Agreement”), is between Westwood One, Inc. on its behalf and on behalf of its affiliate, Westwood One Radio Networks, Inc. (collectively, “Network”) and CBS Radio Inc. (“Broadcaster”), the owner and operator of radio station [Exhibit 1, Column A] (“Station”), on its behalf and on behalf of such Station.

I.  NETWORK PROGRAM AND COMMERCIALS

A. Network will transmit to Station by method reasonably determined by Network, and Station will broadcast on its analog and HD1 facilities, the Commercial Schedules in accordance with the terms of this Agreement, the commercials (“Commercials”) listed in the commercial schedules (“Commercial Schedules”) to be delivered by Network to Broadcaster. Station shall broadcast such Commercials in fair and equal rotation within the dayparts as indicated on the Commercial Schedules. Network may from time to time change the Commercials to be broadcast by Station by modifying the Commercial Schedules so long as such modification does not increase the number or placement of such Commercials. Broadcaster is required to monitor Network’s transmission of Commercials in order to receive Network’s changes to the Commercials and to be advised of changes in the Commercial Schedules; provided however that Network shall, simultaneously with any changes made with respect to Networks’ transmission of Commercials, also notify Station by email of any changes in Commercial Schedules at least twenty-four (24) hours before such changes become effective. Station may designate a person to receive such email notices.

B. Network will transmit to Station the Programs listed in Exhibit 3 attached hereto (the “Programs”). Station understands and agrees that, except as set forth otherwise on Exhibit 3, the Programs are distributed as a non-exclusive product and shall be distributed by Network as a professional, broadcast-quality program in accordance with prevailing industry standards (“Prevailing Industry Standards”). Station has the right to broadcast any newscast, as well as actualities and special long form coverage, as may be made available by Network in the Programs provided to Station pursuant to Exhibit 3. Notwithstanding the foregoing, to the extent a Broadcaster radio station in Station’s market is an affiliate of CBS Radio News, Station may broadcast the CBS Radio News Program (including CBS Radio News Top-of-the-Hour Newscasts, notwithstanding any exclusivity provision) in accordance with the terms and conditions of this Agreement. Moreover, to the extent that Station or any Broadcaster radio station is an affiliate of CBS Radio News, such station shall have exclusivity in such market with respect to the CBS Radio News Top of the Hour Newscast or substantially similar future newscast of CBS Radio News as against any station in such market not owned by Broadcaster. Station has the discretion as to what Network Programs to broadcast and has no obligation to carry such Programs, subject to the rights of Network in this Section and except as indicated in Exhibit 3. In the event Network ceases to distribute CBS Radio News, Network will provide Station with comparable substitute programming as determined by Network at its reasonable discretion. In the event Network ceases to distribute any Program (other than the CBS Radio News), Network will provide Station with comparable substitute programming as determined by mutual agreement of Station and Network or, at Station’s option, CBS Radio News radio programming so long as Network still has the rights to distribute CBS Radio News (which the parties agree shall be deemed comparable substitute programming).

C. Station may preempt Commercials upon advance written notice (which in the case of this Section I(C), the parties agree that electronic mail to individual(s) designated by Network shall suffice for purposes of notice under this Agreement) to Network and solely as follows: (i) for any reason, provided, such occurs on an occasional, non-regular basis only; (ii) in Station’s opinion any Commercial violates any of Station’s written “standards and practices” (to the extent such have been provided by Station to Network in advance and provided such are applied to Network advertisers in the same manner that they are applied to Station’s cash advertisers), technical quality standards or any applicable law, statutes, ordinances or regulation (with subsections (i) and (ii) referred to as “Content Related Preemption”); or (iii) if such Commercials are broadcast during any play-by-play sports programming or NASCAR programming (“Sports Related Preemption”).

D. Make Goods.

1. Content Related Preemption.  If Station preempts Commercials for a Content Related Preemption, in order to receive credit for broadcasting such Commercials Station may provide a make good (which in the case of a Commercial preempted by Station for the reasons set forth in Section I(C)(ii) above shall be a substitute Commercial which shall be provided by Network within two (2) business days notice from Station that the original Commercial was not acceptable or Station shall be relieved of any make good obligation and shall not be deemed to have failed to broadcast any such Commercials) (“Make Good”) for such Commercials as follows:

Originally Scheduled Broadcast Date	Make Good Window*	Make Good Time*

Monday-Friday	On a weekday (Monday-Friday) within the earlier of the originally scheduled flight for such Commercial or the seven (7) day period after the originally scheduled broadcast date for such Commercial	Same or better daypart as the originally scheduled broadcast date
Saturday-Sunday	On any day (Monday-Sunday) within the earlier of the originally scheduled flight for such Commercial or the seven (7) day period after the originally scheduled broadcast date for such Commercial	Same or better daypart as the originally scheduled broadcast date

*	or at such other time as Network and Station may mutually agree (with the above Make Good Window and Make Good Time collectively referred to as the “Make Good Period”). Commercials aired during the Make Good Period in accordance with this section shall be deemed to have run consistent with the relevant Commercial Schedule, with no resulting adverse financial impact on the Station or Broadcaster’s clearance percentages and no other financial penalty to Station or Broadcaster.

2. Sports Related Preemptions.  If Station preempts Commercials for a Sports Related Preemption, Station agrees to provide a Make Good as follows:

Originally Scheduled Broadcast Date	Make Good Window*	Make Good Time*

Monday-Friday	On a weekday Monday-Friday within 21 days from originally scheduled broadcast date	6AM to 12 midnight
Saturday-Sunday	On any day Monday-Sunday within 21 days from originally scheduled broadcast date	6AM to 12 midnight

*	or at such other time as Network and Station may mutually agree (with the above Make Good Window and Make Good Time collectively referred to as the “Sports Preemption Make Good Period”). If a Commercial provided by Network must be broadcast by Station within a flight that is shorter than the aforementioned twenty-one (21) day Make Good Window (“Time Sensitive Commercial”), then if Station preempts such Time Sensitive Commercial due to a Sports Related Preemption, in order to receive credit for broadcasting such Commercials Station may either (i) provide a Make Good for such Time Sensitive Commercial within flight during the Make Good Time; or (ii) provide a Make Good for such Time Sensitive Commercial by (x) switching the Time Sensitive Commercial for a non-Time Sensitive Commercial on the Station, such Make Good to be broadcast within flight and during the Make Good Time and (y) to the extent the non-Time Sensitive Commercial was provided by Network, make good such non-Time Sensitive Commercial within twenty-one (21) days of such of such commercial’s original broadcast date; or (iii) provide a Make Good for such Time Sensitive Commercial by (x) switching the Time Sensitive Commercial for a non-Time Sensitive Commercial on another CBS radio station in the same market so long as such other CBS Radio station has a reasonably comparable audience (a “Comparable CBS Station”), such Time Sensitive Commercial to be broadcast on the Comparable CBS Station within flight and during the Make Good Time and (y) to the extent the non-Time Sensitive Commercial on the Comparable CBS Station was provided by Network, make good such non-Time Sensitive Commercial on the Comparable CBS Station within twenty-one (21) days of such commercial’s original broadcast date within the Make Good Time. The foregoing make good time periods are referred to collectively herein as the “Time Sensitive Sport Preemption Make Good Period”. The foregoing procedures relating to Time Sensitive Commercials notwithstanding, if the number of Time Sensitive Commercials provided by Network to a Station featuring sports programming substantially increases to more than 30% of Network’s Commercials provided to

Station for broadcast and to an extent that Station can demonstrate a commercial hardship as a result thereof, then the parties shall negotiate in good faith to address this issue in an attempt to reach agreement. Commercials broadcast during the Sports Preemption Make Good Period or the Time Sensitive Sports Preemption Make Good Period shall be deemed to have run consistent with the relevant Commercial Schedule, with no resulting adverse financial impact on the Station or Broadcaster’s clearance percentage and no other financial penalty to Station or Broadcaster as a result thereof.

E. Station shall have the right to add a sponsorship identification to Commercials if Station determines such identification is required to comply with applicable FCC requirements (including but not limited to 47 CFR §73.1212); provided, however, that Station agrees that Commercials with obvious sponsorship identification (as contemplated by FCC requirements) will not require disclosure beyond the sponsorship identification already contained in the commercial copy. If Station determines such identification is required, it shall immediately notify Network of such determination and give Network the opportunity to correct such identification issue, in which event Network may provide replacement Commercials.

F. The parties agree that for the purposes of this Agreement, the term “broadcast” includes transmission of the Programs and Commercials over Station’s licensed analog or digital facilities, and simulcast of the Programs and Commercials by Station via live internet streaming (“Internet Streaming”) on Station’s website (“Station Website”), free of charge for the personal, non-commercial use of visitors to the Station Website, and with regard to live Internet Streaming as stated above, solely to the extent that Network has the rights for such transmission. Other than the consent of Network, Network talent, or any consents related to the broadcast of Commercials, Broadcaster shall be responsible for all licenses, consents, clearances, costs, fees and expenses, including public performance licenses and union fees, in connection with Broadcaster’s Internet Streaming. With respect to such Internet Streaming, Broadcaster shall (i) cover and preempt the Network Commercials contained in the Programs and/or broadcast herein by Broadcaster; or (ii) at Network’s reasonable request, refrain from covering and preempting the Network Commercials and reasonably cooperate with Network in the event Network wishes to replace all Network Commercials intended for terrestrial radio broadcast with Commercials cleared for use via the internet that contain meta-tag data imbedded in such Commercials or through similar technology in accordance with Prevailing Industry Standards (“Substitute Commercials”) including, without limitation, providing reasonable technical assistance relating to and permitting the installation of any software and/or other equipment at or related to any CBS station required for such replacement, subject to compliance with CBS’ technical/IT policies and practices related to such matters. In the event that Network requests Station to proceed in accordance with subsection I(F)(ii) above, Network shall be responsible for all licenses, consents, clearances, costs, fees and expenses, including public performance licenses and union fees, in connection with Broadcaster’s Internet Streaming of Network Commercials and shall indemnify, defend and hold Broadcaster and Station harmless from any and all claims that arise out of or result from Station’s transmission of the Network Commercials or the Substitute Commercials via Internet Streaming. If Station’s cooperation with Network or transmission of the Network Commercials or Substitute Commercials via Internet Streaming causes interference with, or has a detrimental effect on, Station’s ability to broadcast the Programming consistent with Prevailing Industry Standards, then Station may in its sole discretion discontinue carriage of the Network Commercials or Substitute Commercials via Internet Streaming. In addition, if Station’s transmission of the Network Commercials or Substitute Commercials via Internet Streaming results in any incremental out-of pocket costs to Station (including but not limited to employee overtime pay, third party technical assistance, incremental software or equipment charges), Network shall be responsible for payment of all such costs upon receipt of an invoice with supporting documentation. Finally, if, during the Term of this Agreement, Network enters into a material agreement with any radio station in Station’s market for provision of the Program on terms that allow such third party to exploit the Programs by a means other than as set forth in the preceding sentence (e.g., through podcasting, messaging) with payment of no or nominal additional consideration (a “More Favorable Agreement’), then Network shall promptly notify Station in writing of the execution of such More Favorable Agreement, detailing the consideration and/or terms and conditions contained therein and Station shall have the option to then exploit the Program on the same terms and conditions and consideration as the More Favorable Agreement, if any, throughout the earlier of: (i) the term of the More Favorable Agreement or (ii) the remainder of the Term of this Agreement.

G. It is the essence of this Agreement:

1. That Programs and Commercials are furnished hereunder solely for broadcast on Station and Station Website (commensurate with Section I(F)) as herein provided and for no other use or purpose whatsoever, subject to Section I(F);

2. That Broadcaster’s rights hereunder are only with respect to the Commercials and Programs and Broadcaster shall not under any circumstance broadcast any other program which may be transmitted by Network unless authorized to do so by Network pursuant to a written agreement between the parties; and

3. That Broadcaster will not, except as provided in this Agreement, make any deletion, addition, or other modification to any Commercial delivered by Network hereunder without Network’s prior written approval.

II.  PROOF OF BROADCASTING

A. During the Term of this Agreement Station agrees to verify and report all clearances of Commercials via affidavits (“Affidavits”) using the Network One Electronic Affidavit System or via the Internet on forms as provided therein and/or by methods determined by Network, in its reasonable discretion, within the later of seven (7) business days after the close of the standard broadcast week or seven (7) business days after the Make Good Period, Sports Preemption Make Good Period or Time Sensitive Sports Preemption Make Good Period, if applicable. The parties agree that the form of Affidavit will accurately reflect the terms of this Agreement, including but not limited to indication upon such Affidavit of Station’s right to provide Make Goods during the Make Good Period. Upon receipt of an Affidavit from Station, Network agrees to acknowledge receipt of such Affidavit within twenty-four (24) hours of receipt and agrees to maintain a system by which Station-submitted Affidavits are retained for review and verification purposes.

B. In the event that Station does not submit Affidavits in a timely manner in accordance with the terms of this Section II, Network will provide Station with written notice of such failure (“Late Affidavit Notice”). Station shall have thirty (30) days after receipt of such Late Affidavit Notice in which to cure such failure (“Cure Period”); provided however that in the event that Station fails to submit such Affidavits during the Cure Period, then such failure shall result in an appropriate reduction in the monthly payment made by Network to Station under this Agreement at the rates set forth in Section XI(c) hereof.

III.  FORCE MAJEURE

Neither party will have any liability hereunder if performance by such party shall be prevented, interfered with or omitted because of labor dispute, failure of facilities, act of God, government or court action, terrorist act or any other similar or dissimilar cause beyond the control of the party so failing to perform hereunder.

IV.  TRANSFER/SALE OF STATION

A. Broadcaster shall provide Network written notice within fourteen (14) business days of the execution of an agreement that requires the filing of an application with the FCC seeking the FCC’s consent for the assignment or transfer of control of the main broadcast license for the Station to a bona fide third party (“Transaction”). Broadcaster shall use commercially reasonable efforts to assign this Agreement (including all of Broadcaster’s rights and obligations with respect to the applicable Station) to the assignee or transferee (who is a bona fide third party) in the Transaction (the “Buyer”) for the remainder of the Term beginning on the date when the Buyer assumes operation of said Station and shall use commercially reasonable efforts to cause the Buyer to assume Broadcaster’s rights and obligations under this Agreement. Such assignment and assumption of rights and obligations shall be made on a form of agreement that is acceptable to Network, but consent to such form of agreement shall not be unreasonably withheld, conditioned or delayed. If after such efforts, Broadcaster is unable to effectuate such an assignment and assumption of rights and obligations for the Station, then Broadcaster shall be entitled, with respect to said Station, either to: (i) terminate this Agreement and reapportion all the gross impressions delivered by said Station to other Broadcaster owned or operated radio stations to achieve Substantially Equivalent Distribution for Network; or (ii) if the Station is a 36 Plus Station only, assign this Agreement (including all of Broadcaster’s rights and obligations with respect to the applicable Station), and cause the related assumption by Buyer of Broadcaster’s rights and obligations under this Agreement, for a term equal to the later of: (x) December 31, 2014 or (y) the fifth anniversary of the closing date of the Transaction (in which case the Terms shall expire on such later date, notwithstanding Section VII(A) herein, but in no event shall the Term extend beyond March 31, 2017).

B. For purposes of this Section IV, the following terms shall have the following meanings:

1. “36 Plus Station” shall mean the 36th radio station sold, assigned or otherwise transferred or conveyed in any one or more Transaction or Transactions by Broadcaster after the Effective Date of the Master Agreement between Broadcaster and Network (the “Master Agreement”) and any radio stations sold, assigned or otherwise transferred or conveyed in any one or more Transaction or Transactions thereafter by Broadcaster, not including (in any such case) any Transaction that was announced, consummated or pending at the time of, or prior to, the date of execution of the Master Agreement.

2. To achieve “Substantially Equivalent Distribution” Broadcaster shall initially seek to reapportion gross impressions by redistribution of inventory to another Broadcaster owned or operated radio station in the same MSA, or if not applicable DMA, of the radio station(s) sold. If in Broadcaster’s reasonably exercised business judgment, redistribution in the same MSA or DMA as applicable, would have a materially detrimental effect on a Broadcaster station(s) located in such MSA or DMA, then Broadcaster shall not be required to redistribute such gross impressions on such Broadcaster Station(s), subject to Network’s right to dispute same as set forth below, and may achieve Substantially Equivalent Distribution as follows:

Market Size Where
Broadcaster May
Market Size of Sold Station(s)	Re-Distribute Network
(as Determined by Arbitron)	Commercials

1-3	1-3
4-8	1-8
9-14	1-14
15-20	1-20
21-27	1-27
28+	1+

In the event that Network disputes Broadcaster’s determination that distribution in the same MSA or DMA would have a detrimental effect on Broadcaster or any of its stations located in the MSA or DMA, then Network may submit its proposal for redistribution of Commercial inventory to be resolved by an arbitrator pursuant to Section X(P) hereof, in which case the arbitrator shall have the authority to determine if the distribution in the same MSA or DMA would have such materially detrimental effect, and if not, to require a revised redistribution of Commercials.

V.  LICENSES

Network represents and warrants that all ideas, creations, materials and intellectual properties provided to Station in the Programs or Commercials hereunder are either (a) controlled by BMI, ASCAP or SESAC; (b) in the public domain; or (c) are materials which Network is fully licensed to use. Network agrees to indemnify and hold Broadcaster and Station harmless from and against any damage or expenses, including reasonable attorney’s fees, which may arise out of the broadcasting hereunder of materials the performing rights to which are not within category (a) above and Station agrees that it is the obligation of Station to secure the necessary performing rights license for music within category (a) above. Except as otherwise set forth herein, in no event, however, shall either party be liable to the other party for any special, indirect, consequential or exemplary damages or any loss of any business profits, whether or not foreseeable, arising out of or in connection with broadcast of the Programs or Commercials.

VI.  ASSIGNMENT; BINDING EFFECT

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject to Section IV hereof and Section 26 of the Master Agreement, neither Broadcaster nor Network may assign its rights or obligations hereunder without the prior written consent of the other party hereto; provided that (i) subject to Section 26 of the Master Agreement, Network may assign all or any of its rights and related obligations hereunder to any of its controlled affiliates, or a third party who acquires more than 50% of the equity or voting interests of Network, all or substantially all of the assets of Network or all or substantially all of the assets comprising any significant business unit or division of Network, in each case, in a single transaction or series of related transactions, without the prior consent of Broadcaster; provided that (x) in the case of any assignment in connection with the sale of all or substantially all of the assets comprising any significant business unit or division of Network, such assignment shall be limited to those rights and related obligations that are related to such business unit or division, (y) in connection with any permitted assignment under this clause (i), the assignee shall assume all of the obligations relating to the rights being assigned, and (z) no assignment under this clause (i) shall relieve Network from any of its obligations or liabilities under this Agreement; (ii) Broadcaster may assign, without the prior consent of Network, all or any of its rights or obligations hereunder to (x) any of its affiliates and (y) any third party who acquires any Broadcaster Station, to the extent the assigned rights are related to the Broadcaster Stations acquired thereby; provided that no assignment under this clause (ii) shall relieve Broadcaster from any of its obligations or liabilities hereunder; and (iii) in respect of any assignment of Broadcaster’s rights and related obligations hereunder to any third party who is not an affiliate of Broadcaster, Network’s prior written consent shall not be unreasonably withheld. Any purported assignment or transfer in violation of the provisions of this Section VI is null and void and of no force or effect. For the avoidance of doubt, (i) Network agrees that that a sale of Broadcaster as an entity, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise, shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Network and (ii) Broadcaster agrees that, subject to Section 26 of the Master Agreement, a sale of Network as an entity, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Broadcaster. In addition, Broadcaster acknowledges that the Network may engage third parties to manage the distribution of the Programs, or act as an agent of the Network relating to the distribution or production of Programs for the Network or sale of any commercial inventory associated with the Programs, in each case, not from any broadcast facilities leased by, or leased from, Broadcaster (other than independent contractors who shall be permitted access to such broadcast facilities consistent with Past Practice (as such term is defined in the Technical Services Agreement, dated of even date herewith, between Broadcaster and Network), and Broadcaster agrees that it shall remain, and any third party engaged by it shall be, subject to all of the applicable terms and conditions of this Agreement and the Amended and Restated News Programming Agreement between Broadcaster and Network (“Amended News Agreement”). Furthermore, Broadcaster acknowledges that the foregoing shall not constitute an assignment hereunder. Upon the transfer or assignment of the Station pursuant to Section IV hereof, the terms of Section IV, Section VII(B)(6), and Section XI(B)(ii) shall be of no further force or effect and shall not apply to the Buyer of the Station or to any subsequent Buyers.

VII.  TERM, TERMINATION

A. Subject to clause (ii) of the last sentence of Section IV(A), the term of this Agreement will commence on the Effective Date as defined in the Master Agreement (“Commencement Date”) and will continue through and including March 31, 2017, unless earlier terminated as provided herein (the “Term”).

B. Termination: This Agreement may be terminated:

1. by mutual written consent of Broadcaster and Network;

2. by Broadcaster if Network fails to pay an undisputed amount owed to Broadcaster under this Agreement following 30 days written notice;

3. by Broadcaster if Network fails to pay an amount owed to Broadcaster that was previously disputed but has since been determined by arbitration pursuant to Section X(P) or mutual agreement of the parties to be owed to Broadcaster under this Agreement, within 15 days of such arbitration award or following 15 days written notice of such mutual agreement;

4. by Broadcaster following 30 days written notice if (x) three (3) or more disputed payments are submitted to arbitration under Section X(P) during the Term of this Agreement, (y) and such disputed payments are not deposited with a third party escrow agent reasonably acceptable to Broadcaster and Network within five (5) business days following submission to arbitration and (z) the arbitrator(s) finds in each case that the amount claimed by Broadcaster to be properly payable by Network to Broadcaster under this Agreement is in fact properly payable to Broadcaster under this Agreement;

5. by either party hereto if (x) it notifies the other party in writing that such other party is in material breach of one or more of its material covenants (other than payment covenants) under this Agreement and such breach is not cured within 30 days of receipt of such written notice, (y) it submits to arbitration under Section X(P) such breach or breaches and requests termination as a remedy, and (z) the arbitrator(s) determines (A) that the breaching party has in fact materially breached one or more material covenants (other than payment related covenants) under this Agreement, (B) that such breach or breaches have not been cured and have caused significant harm to the non-breaching party, and (C) that termination of this Agreement is an appropriate remedy (after considering other appropriate remedies short of termination);

6. automatically in the event of a termination of the Master Agreement and the parties’ rights and obligations shall be governed by the terms of Section 27 of the Master Agreement;

7. by Network, subject to Section VII(B)(7)(ii) below, effective immediately by giving Broadcaster notice of termination if any one of the following occurs:

(i) Station fails to broadcast in accordance with the terms of this Agreement at least 75% of the Commercials listed in the Commercial Schedules (measured each calendar month) in three (3) consecutive months or four (4) non-consecutive months in any twelve (12)-month period; or

(ii) Station has delivered to Network intentionally or repeatedly false, inaccurate or incomplete Affidavits concerning the broadcast of Commercials; provided however that Network agrees that in the event that Network determines that Station has submitted intentionally or repeatedly false, inaccurate or incomplete Affidavits, Network will provide notice to Broadcaster and Station (through a designated official at each) of such circumstance. Network further agrees that Station shall have thirty (30) days notice and opportunity to cure such failure solely if such failure to broadcast Commercials or delivery of false, inaccurate or incomplete Affidavits was due to circumstances not approved or condoned by a management level Station official, provided, however, that such opportunity to cure in this instance shall be available to Station on three (3) occasions only during the Term of this Agreement.

C. If Network terminates this Agreement pursuant to Section VII(B)(7) above, Broadcaster recognizes that such failure will cause Network financial damage, the precise amount of which may be difficult or impossible to determine. As agreed liquidated damages for such failure to broadcast or to deliver accurate and complete information (“Liquidated Damages”), Broadcaster will pay to Network an amount determined as follows: (i) between the date of Network’s termination of this Agreement and the earlier of two (2) years thereafter or March 31, 2017 (“Initial Termination Period”), an amount equal to 1.25 times the Station’s average net cash commercial rate (for the same daypart as each scheduled Commercial) based upon the twelve (12)-month period prior to such termination for each Commercial scheduled for broadcast by Station during the Initial Termination Period; and (ii) between the first day after the end of the Initial Termination Period and the earlier of two (2) years thereafter or March 31, 2017 (“Subsequent Termination Period”), an amount equal to one (1) times the Station’s average net cash commercial rate (for the same daypart as each scheduled Commercial) based upon the twelve (12)-month period prior to such termination for each Commercial scheduled for broadcast by Station during the Subsequent Termination Period. In the event that the Station is sold or transferred pursuant to a Transaction as defined in Section IV(A) herein (but not as part of a sale, or change of control transfer of all of Broadcaster radio stations) or in the event of a Change of Control of Network as defined in Section 26 of the Master Agreement, the Liquidated Damages that Buyer (in the event of a Transaction involving Station) or Broadcaster (in the event of a Change of Control of Network) will pay to Network during the Initial Termination Period shall be an amount equal to 1.25 times the Station’s average net cash commercial rate (for the same daypart as each scheduled Commercial) based upon the twelve (12)-month period prior to such termination for each Commercial scheduled for broadcast by Station during the Initial Termination Period.

6. Broadcaster will have the right to terminate this Agreement pursuant to clause (i) of the last sentence of Section IV(A) herein.

7. Network will have the right to terminate this Agreement upon 90 days written notice in the event that Station’s Base Audience Level declines 20% or more in connection with the reset of Base Audience Level as a result of conversion to PPM audience measurement in Station’s market.

VIII.  COPYRIGHT, TRADEMARK AND SERVICE MARK LIMITATIONS

During the Term of this Agreement, in addition to such rights granted to Broadcaster under the terms of the Amended and Restated Trademark License Agreement by and between CBS Radio Inc. and Westwood One, Inc. (the “Amended and Restated Trademark License Agreement”) and subject to Section 26 of the Master Agreement, Network shall have the right to use the name of Broadcaster and Station’s call letters solely in connection with promotion of the Network and Broadcaster’s association with it. During the Term of this Agreement, Broadcaster and Station shall have the right to use the name of Network solely in connection with promotion of the Network and Broadcaster’s association with it. The copyrights, trademarks and all other rights in the material supplied by Network shall remain the property of Network or the property of such copyright, trademark and other rights holders from whom Network has licensed or otherwise acquired rights. The copyrights, trademarks and all other rights in the material supplied by Broadcaster and Station shall remain the property of Broadcaster or the property of such copyright, trademark and other rights holders from whom Broadcaster or Station has licensed or otherwise acquired rights. Each party shall be obligated to comply with all copyrights, trademark and other laws in any applicable jurisdiction necessary to protect the other party’s copyrights, trademarks and all other rights in the material on behalf of the rights holders. The foregoing shall not limit either party’s rights or remedies for the other party’s unauthorized use of the proprietary interests of its trademarks, copyrights or service marks. The parties further agree that any use by Network of the trademarks, logos and service marks set forth in the Schedules to the Amended and Restated Trademark License Agreement shall be subject to the terms of the Amended and Restated Trademark License Agreement and that the terms of this Agreement shall not apply to the matters described therein.

IX.  INDEMNIFICATION

A. From and after the Commencement Date, Broadcaster shall indemnify, defend and hold Network, its affiliates and their respective officers, directors, employees and representatives, and the predecessors, successors and assigns of any of them harmless, from and against any and all actions, claims, damages and liabilities (and all actions in respect thereof and any legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise and whether or not a party thereto), whether or not arising out of third party claims, including reasonable legal fees and expenses in connection with, and other costs of, investigating, preparing or defending any such action or claim, whether or not in connection with litigation in which such person is a party, and as and when incurred (collectively, “Losses”), caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Broadcaster or Station in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith or (ii) any breach of any covenant or agreement made by Broadcaster or Station in this Agreement.

B. From and after the Commencement Date, Network shall indemnify, defend and hold Broadcaster, Station, their affiliates and their respective officers, directors, employees and representatives, and the successors and assigns of any of them harmless, from and against any Losses, caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Network in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith, (ii) any breach of any covenant or agreement made by Network or Station in this Agreement or (iii) any claim that the Programs (other than the Programming (as such term is defined in the Amended and Restated News Programming Agreement between the Network and Broadcaster)) or Commercials, or the Broadcaster or Station’s use thereof in accordance with the terms and conditions hereunder, violates or infringes the rights of any third party.

C. In the event of a claim for breach of the representations and warranties contained in this Agreement or for failure to fulfill a covenant or agreement, the party asserting such breach or failure shall provide a written notice to the other party which shall state specifically the representation, warranty, covenant or agreement with respect to which the claim is made, the facts giving rise to an alleged basis for the claim and the amount of liability asserted against the other party by reason of the claim. If any suit, action, proceeding or investigation shall be commenced or any claim or demand shall be asserted by any third party (a “Third Party Claim”) in respect of which indemnification may be sought by any party or parties from any other party or parties under the provisions of this Section IX, the party or parties seeking indemnification (collectively, the “Indemnitee”) shall promptly provide written notice to the party or parties from which indemnification is sought (collectively, the “Indemnitor”); provided, however, that any failure by an Indemnitee to so notify an Indemnitor will not relieve the Indemnitor from its obligations hereunder, except to the extent that such failure shall have materially prejudiced the defense of such Third Party Claim. The Indemnitor shall have the right to control (except where an insurance carrier has the right to control or where an insurance policy or applicable law prohibits the Indemnitor from taking control of) the defense of any Third Party Claim; provided, however, that the Indemnitee may participate in any such proceeding with counsel of its choice and at its own expense unless there exists a conflict between the Indemnitor and the Indemnitee as to their respective legal defenses, in which case the fees and expenses of any such counsel shall be reimbursed by the Indemnitor. Except as otherwise set forth herein, the Indemnitee shall have the right to participate in (but not control) the defense of any Third Party Claim and to retain its own counsel in connection therewith, but the fees and expenses of any such counsel for the Indemnitee shall be borne by the Indemnitee. The Indemnitor shall not, without the prior written consent of the Indemnitee, effect any settlement of any pending or threatened proceeding in respect of which such Indemnitee is, or with reasonable foresee ability could have been, a party and indemnity could have been sought to be collected from the Indemnitor, unless such settlement includes an unconditional release of such Indemnitee from all liability arising out of such proceeding (provided, however, that, whether or not such a release is required to be obtained, the Indemnitor shall remain liable to such Indemnitee in accordance with this Section IX in the event that a Third Party Claim is subsequently brought against or sought to be collected from such Indemnitee). The Indemnitor shall be liable for all Losses arising out of any settlement of any Third Party Claim; provided, however, that the Indemnitor shall not be liable for any settlement of any Third Party Claim brought against or sought to be collected from an Indemnitee, the settlement of which is effected by such

Indemnitee without such Indemnitor’s written consent, but if settled with such Indemnitor’s written consent, or if there is a final judgment for the plaintiff in any such Third Party Claim, such Indemnitor shall (to the extent stated above) indemnify the Indemnitee from and against any Losses in connection with such Third Party Claim. The indemnification required by this Section IX shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

D. Neither party shall be liable to the other party for any special, indirect, consequential, or exemplary damages, and any loss of business or profits, whether or not foreseeable, arising out of or in connection with this Agreement (other than in connection with Third Party Claims). The obligations of each party under this Section shall continue notwithstanding any termination of this Agreement and such indemnification shall survive termination of this Agreement.

X  MISCELLANEOUS

A. Notices.  Except as set forth otherwise herein, all notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission (with receipt acknowledged) or mailed (registered or certified mail, return receipt requested) to the parties at the following addresses or facsimile numbers:

If to Network:

Westwood One, Inc.
40 West 57th Street, 15th Floor
New York, New York 10019
Attention: General Counsel
Telecopy: (212) 641-2198

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, California 90071
Attention: Brian J. McCarthy, Esq.
Telecopy: (213) 687-5600

If to Broadcaster or Station:

CBS Radio Inc.
1515 Broadway, 46th Floor
New York, NY 10036
Attention: President/CEO
Telecopy: (212) 846-3939

with a copy to each of:

CBS Law Department
51 West 52nd Street
New York, NY 10019
Attention: General Counsel
Telecopy: (212) 975-4215

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Attention: Howard Chatzinoff/Michael Lubowitz
Telecopy: (212) 310-8007

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon confirmation of transmission, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

B. Waiver.  Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. No failure or delay on the part of party in exercising any right or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

C. Amendment.  This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

D. No Third-Party Beneficiary.  The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

E. Headings.  The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

F. Invalid Provisions.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

G. Press Release.  Except as required by law, the timing and content of any public disclosure of the terms of this Agreement shall be made only upon the mutual approval of Network and Broadcaster.

H. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the state of New York, its rules of conflict of laws notwithstanding.

I. Process.  Each party hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by registered or certified mail addressed and sent to the chief executive officer of such party at such party’s address as noted in Section X(A) above.

J. Counterparts.  This Agreement may be executed in counterparts and by facsimile signature, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

K. Expenses.  Each of Network and Broadcaster shall bear its own expenses relating to this Agreement.

L. Entire Agreement.  Except as set forth otherwise herein, this Agreement contains the entire understanding between Network and Broadcaster with respect to its subject matter and constitutes the sole relationship between Network and Broadcaster, supersedes all previous agreements or understandings between them (including but not limited to any and all other “Westwood One Affiliation Agreement(s)” between the Network and Station, with the exception of the indemnification provision of such agreements, which shall survive in accordance with their terms) with respect thereto, and, except for changes and revisions by Network to Commercials and Commercial Schedules specifically contemplated herein, shall not be modified except by a signed writing.

M. Authority.  The individual executing this Agreement hereby warrants and represents that he/she is legally authorized to execute agreements on behalf of either Network or Broadcaster/ Station, as the case may be, and does so intending to be bound legally.

N. Commercial Rights.  Network represents and warrants that it possesses all rights necessary to license the Commercials and Programs supplied by Network under this Agreement.

O. Communications Act of 1934.  Network agrees to disclose to Broadcaster and Station any and all information that it has or that has been disclosed to it as to any money, service or other valuable consideration which any person has been paid or accepted, or has agreed to pay or accept for the inclusion of any matter as a part of the report other than sponsorships\commercial mentions\spots. The term “service or other valuable consideration” as used in this paragraph shall not include any service or property furnished without charge or at a nominal charge for use on, or in connection with, the reports unless it is so furnished in consideration for an identification in the material provided by Network of any person, product, service, trademark or brand name beyond an identification that is reasonably related to the use of such service or property in such material. With respect to any material for which an announcement is required, Station may, at its option, cancel the broadcast of such material.

P. Arbitration.  Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or validity thereof (“Dispute”), shall on the demand of any party be finally and exclusively resolved by arbitration in accordance with the then-prevailing JAMS Comprehensive Arbitration Rules and Procedures as modified herein (the “Rules”); provided, however, that any party hereto shall have the right to seek injunctive relief against the other party hereto in the courts of New York, New York, prior to the resolution of any Dispute by arbitration in accordance with this Section X(P). There shall be three neutral arbitrators of whom each party shall select one. The claimant shall select its arbitrator in its demand for arbitration and the respondent shall select its arbitrator within 30 days after receipt of the demand for arbitration. The two arbitrators so appointed shall select a third arbitrator to serve as chairperson within fourteen days of the designation of the second of the two arbitrators. If any arbitrator is not timely appointed, at the request of any party such arbitrator shall be appointed by JAMS pursuant to the listing, striking and ranking procedure in the Rules. The place of arbitration shall be New York, New York. The arbitral tribunal shall be required to follow the law of the State of New York. The arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitral tribunal. Judgment upon any award may be entered in any court having jurisdiction.

XI.  COMPENSATION

A. The parties agree that for the purposes of this Agreement, the following terms shall have the following meanings:

(i) “Base Audience Level”:  Until the market in which Station is located has been subjected to Portable People Meter (“PPM”) measurement for twelve consecutive months, Base Audience Level shall mean Station audience level of [Exh. 1, Col. H, I] Adults DMA AQH Monday through Sunday 6AM-12 Midnight, as reported in the Arbitron Radio Report for Fall 2006. Following twelve months of PPM measurement, Base Audience Level shall be reset as of the first day of the month thereafter, to reflect the average of the first twelve (12) monthly AQH Monday through Sunday 6AM-12 Midnight PPM reports for such Station, and the Compensation Factor shall also be revised, such revision to be derived by dividing this new Base Audience Level into the Station’s annual compensation (assuming 100% clearance) at the time the Base Audience Level is reset. Exhibit 1, Col. K and Exhibit 2 shall be modified to reflect the new Compensation Factor and appropriate annual increases. In the event that during the Term hereof, Station changes its programming format in a manner which changes its target demographic audience and should consequently result in a change to the “Demo” set forth in Exhibit 1, Col. I each party agrees to engage in good faith negotiations looking toward revision of the Demo in Exhibit 1, Col I. An agreed upon change in Demo will result in a reset of the Base Audience Level and Compensation Factor in the same fashion as described above for PPM conversion. In the event that, upon a change in programming format the parties are unable to agree upon an a change in Demo, then either party may submit its proposal respecting a change in Demo to be resolved by an arbitrator pursuant to Section X(P) hereof, in which case the arbitrator shall have the authority to determine if a change in Demo is appropriate and if so, the appropriate Demo to be utilized.

(ii) “Commercial Minute” or “Minute” shall mean either two (2) thirty (:30) second announcements, one (1) sixty (:60) second announcement or any combination of any number of announcements of no less than five (:05) seconds in duration; provided, however, that in no event shall Network be able to provide Station with more than two (2) units (with “unit” defined as one :5, :10, :15, :30 or :60) of any length in a :60 second period unless providing more than two (2) units per Commercial Minute shall become a Prevailing Industry Standard among Radio Network Companies (as defined in the Master Agreement) or a generally accepted practice of Broadcaster.

(iii) “Fall” or “Spring” book: If the Station is located in a radio market that has not yet converted to the Arbitron PPM method of audience measurement, such reference shall mean the Fall and Spring Book as defined under the Arbitron Diary method of audience measurement. Once the Base Audience Level and Compensation Factor have been reset in accordance with Section XI (A)(i), such reference to “Spring” book shall mean the average of PPM months 4, 5 and 6 and such reference to “Fall” book shall mean the average of PPM months 10, 11 and 12.

B. In consideration for broadcasting [Exh. 1, Col. B] commercial minutes per week of Network’s Commercials in accordance with the Commercial Schedule provided to Station for each broadcast week beginning on the date hereof, Network will compensate Broadcaster, at the initial monthly rate of $[Exh. 1, Col. C], payable within 90 days after receipt by Network of complete and fully executed Affidavits for the applicable month; provided that: (i) beginning in the seventh month of this Agreement, Network agrees to make good faith efforts to make payment in less than 90 days so long as: (x) Station has submitted Affidavits for such month in accordance with the terms of Section II of this Agreement and (y) all three (3) stations in each of the top three radio markets (as defined by Arbitron) where Broadcaster has radio stations which are required to clear the highest level of Commercials pursuant to a Station Westwood Affiliation Agreement (“Top 3 Markets” and the nine Stations in the Top 3 Markets, the “Top 3 Market Stations”) are in substantial compliance with their obligations to submit their Affidavits under their Station Agreements (as defined herein) on a Timely Basis for such month and (ii) beginning in the second year of this Agreement, Network agrees to make payments within 45 days after receipt by Network of complete and fully executed Affidavits for the applicable month if: (x) Station has submitted its Affidavits in accordance with Section II(A) of this Agreement and (y) each of the nine Top 3 Market Stations were in substantial compliance with their obligations to submit their Affidavits under their Metro Traffic Affiliation Agreements, Metro News Affiliation Agreements and Metro Source Affiliation Agreements (collectively, “Station Agreements”) on a Timely Basis for the immediately preceding six-month period. For the purposes of this Section XI(B), in order to be timely, Top 3 Market Stations must submit Affidavits within seven (7) days of the originally scheduled broadcast date of the Commercials required by the Station Agreements, such constituting a “Timely Basis” for purposes of this Section. For purposes hereof, if at any time, one of the nine Top 3 Market Stations fails to substantially comply with the aforementioned requirements to submit their Affidavits on a Timely Basis each week over a four-week period, notwithstanding that they previously fulfilled the six-month requirement described above, Network shall no longer be required to make payment to any Station within 45 days and instead, until such time as the nine Top 3 Market Stations have been in substantial compliance with their obligations to submit their Affidavits on a Timely Basis for a new six-month period Network shall make payments hereunder within 90 days after receipt by Network of complete and fully executed Affidavits for the applicable month. The foregoing monthly compensation rate is (i) based on Base Audience Level for the time period in question and (ii) calculated based on an annual compensation rate which is the product of (a) [Exh. 1, Col. K] (“Compensation Factor”) and (b) [Exh. 1, Col. H]/1000. ]

C. Subject to Schedule 7 of the Master Agreement (which shall not apply to any Buyer upon the transfer or assignment of the Station pursuant to a Transaction as defined in Section IV hereof), if Broadcaster fails to broadcast the agreed number of commercial minutes per week as listed in the Commercial Schedule, then deductions shall be made from the monthly payment at the rates below:

Percentage of
Commercial
Minutes
Broadcast by
Station	Deduction per: 60	Deduction per: 30

100% - ≥90%	$[Exh. 1, Col. D	$[Exh. 1, Col. E]
<90% - 75%	$[Exh. 1, Col. F]	$[Exh. 1, Col. G]
<75%	No payment	No payment

D. Clearances at times other than indicated in the Commercial Schedules or during the Make Good Period, the Sports Preemption Make Good Period or the Time Sensitive Sports Preemption Make Good Period will be counted as missed commercials and will negatively affect Station’s clearance rate indicated in Section XI(C) above. Broadcaster shall begin earning the aforementioned compensation on the date hereof. The deduction amounts set forth in Section XI(C) are subject to semi-annual adjustment upwards or downwards proportionate to the semi-annual adjustment to monthly compensation payments set forth below in Section XI(E) below.

E. Monthly compensation payments will be adjusted up or down to reflect changes in Station’s audience delivery in the Adults DMA AQH Monday through Sunday 6AM-12 Midnight demographic as reported in each Arbitron Radio Report for Station’s DMA [Exh. 1, Col. J]; provided, however, that following reset of the Base Audience Level to reflect PPM conversion, compensation payments shall be adjusted up or down to reflect changes in PPM measured AQH. Said adjustments will be effective beginning on April 1 for Fall Reports and October 1 for Spring Reports, the first of which shall take effect April 1, 2008 including during the period of PPM conversion described in Section XIA(i) hereof so long as results of diary measurement for the entire DMA are available. This adjusted monthly compensation rate will be calculated based on an adjusted annual compensation rate which is the product of (i) the applicable Compensation Factor set forth on Exhibit 2 and (ii) the sum of (x) the Base Audience Level and (y) the difference between (A) the most recent Spring or Fall audience delivery, as applicable, and (B) the Base Audience Level plus 3% of such Base Audience Level in the case of an audience increase from the Base Audience Level, or minus a 3% threshold in the case of an audience decrease from the Base Audience Level (such Base Audience Level plus or minus a 3% threshold, as applicable, the “Threshold”) (such sum, the “Adjusted Audience Delivery”), divided by 1000. Notwithstanding the foregoing, if the Adjusted Audience Delivery is less than the Threshold in the case of an audience increase or greater than the Threshold in the case of any audience decrease, then the adjusted annual compensation rate shall be the product of (i) the applicable Compensation Factor set forth on Exhibit 2 and (ii) the Base Audience Level, divided by 1000. For example: (a) if the most recent Spring audience delivery is 20,000 and the Base Audience Level is 22,000 then the Adjusted Audience Delivery for Spring is 20,660, and (b) if the current Fall audience delivery is 24,000 and the Base Audience Level is 22,000, then the Adjusted Audience Delivery for Fall is 23,340.

CBS RADIO INC:	WESTWOOD ONE, INC.:

BY:	BY:
NAME:	NAME:
TITLE:	TITLE:
DATE:	DATE:

Signature Page to Westwood One Affiliation Agreement

EXHIBIT 1

See Attached.

The approach set forth below is to be followed with respect to every CBS Station receiving network compensation:

Exhibits 1 and 2 reflect AQH and related network compensation payable by Network to the Station based upon the Fall 2006 Arbitron Survey, which AQH and compensation amounts shall initially be used by the parties in connection with this Agreement so long as the Commencement Date under this Agreement is not later than April 1, 2008; in the event that the Commencement Date under this Agreement is April 1, 2008 or thereafter, the parties agree that Exhibits 1 and 2 of this Agreement shall instead be based upon the Fall 2007 Arbitron Survey; in the event that the Commencement Date under this Agreement is October 1, 2008 or thereafter, the parties agree that Exhibits 1 and 2 of this Agreement shall be based on the Spring 2008 Arbitron Survey. Until Station is subject to PPM audience measurement for over twelve (12) months, the last issued diary-based Arbitron Survey for the Station’s market shall be used to determine AQH for the Station. Following 12 months of PPM measurement, AQH shall be governed by Sections XI(A)(i) and (iii) of this Agreement.

Station shall receive compensation adjustments, effective October 1, 2007, based upon the Spring 2007 Arbitron Survey pursuant to, and if eligible for such adjustments, in accordance with its existing network affiliation arrangements, which shall remain in effect until the Commencement Date under this Agreement. If the Commencement Date does not occur until April 1, 2008 or thereafter, or October 1, 2008 or thereafter, Station shall also receive compensation adjustments effective April 1, 2008, based upon the Fall 2007 Arbitron Survey, or October 1, 2008, based upon the Spring 2008 Arbitron Survey, if eligible for such adjustments, in accordance with its existing network affiliation arrangements. A Station which has converted to PPM measurement for less than twelve (12) months shall receive compensation adjustments if eligible for such adjustments under existing network affiliation arrangements so long as a diary-based Arbitron Survey for the entire DMA is available for such Station.

EXHIBIT 2

See Attached.

The approach set forth below is to be followed with respect to every CBS Station receiving network compensation:

Exhibits 1 and 2 reflect AQH and related network compensation payable by Network to the Station based upon the Fall 2006 Arbitron Survey, which AQH and compensation amounts shall initially be used by the parties in connection with this Agreement so long as the Commencement Date under this Agreement is not later than April 1, 2008; in the event that the Commencement Date under this Agreement is April 1, 2008 or thereafter, the parties agree that Exhibits 1 and 2 of this Agreement shall instead be based upon the Fall 2007 Arbitron Survey; in the event that the Commencement Date under this Agreement is October 1, 2008 or thereafter, the parties agree that Exhibits 1 and 2 of this Agreement shall be based on the Spring 2008 Arbitron Survey. Until Station is subject to PPM audience measurement for over twelve (12) months, the last issued diary-based Arbitron Survey for the Station’s market shall be used to determine AQH for the Station. Following 12 months of PPM measurement, AQH shall be governed by Sections XI(A)(i) and (iii) of this Agreement.

Station shall receive compensation adjustments, effective October 1, 2007, based upon the Spring 2007 Arbitron Survey pursuant to, and if eligible for such adjustments, in accordance with its existing network affiliation arrangements, which shall remain in effect until the Commencement Date under this Agreement. If the Commencement Date does not occur until April 1, 2008 or thereafter, or October 1, 2008 or thereafter, Station shall also receive compensation adjustments effective April 1, 2008, based upon the Fall 2007 Arbitron Survey, or October 1, 2008, based upon the Spring 2008 Arbitron Survey, if eligible for such adjustments, in accordance with its existing network affiliation arrangements. A Station which has converted to PPM measurement for less than twelve (12) months shall receive compensation adjustments if eligible for such adjustments under existing network affiliation arrangements so long as a diary-based Arbitron Survey for the entire DMA is available for such Station.

EXHIBIT 3

PROGRAMS TO BE PROVIDED TO STATION BY NETWORK

See Attached.

[Intentionally omitted.]

EXHIBIT B

METRO NETWORKS AFFILIATION AGREEMENT
FOR CBS RADIO STATION(S)

This Metro Affiliation Agreement (“Metro Affiliation Agreement” or “Agreement”), dated as of [          ], 2007, is by and between Metro Networks Communications, Limited Partnership (“Network”), and CBS Radio Inc. (“Broadcaster”), the owner and operator of radio station [Exhibit 1, Column B] (“Station”), on its behalf and on behalf of the Station. Each of Broadcaster and Network hereby agrees as follows:

1. Term.   Subject to clause (ii) of the last sentence of Section 8(a), the term of this Agreement shall commence on the Effective Date as defined in the Master Agreement (“Master Agreement”), dated of even date herewith, by and between Westwood One, Inc. and Broadcaster (“Commencement Date”) and shall continue through and including March 31, 2017, unless earlier terminated as provided herein (the “Term”).

2. Services.   Network shall provide Station with the following services (“Services”):

a. To the extent traffic feeds are indicated in [Exh. 1, Col. D], traffic reports (“Traffic Reports”), and in connection therewith the parties will execute the Metro Traffic Network Radio Affiliate Agreement (“Metro Traffic Agreement”) set forth in Exhibit 4 attached hereto;

b. To the extent news feeds are indicated in [Exh. 1, Col. H],news reports or other information (“News Reports” and collectively with the Traffic Reports, the “Reports”), and in connection therewith the parties will execute the Metro News Network Radio Affiliate Agreement (“Metro News Agreement”) set forth in Exhibit 5 attached hereto; and

c. To the extent sponsorships are indicated in Exh.1 Col. M, the Metro Source service, in which case the parties will execute the Metro Source Affiliate Agreement (“Metro Source Agreement”) in the form set forth in Exhibit 6 attached hereto (with the Metro Traffic Agreement, the Metro News Agreement and the Metro Source Agreement collectively referred to in this Agreement as the “Station Agreements”).

d. In the event of a conflict between the terms of this Metro Affiliation Agreement and the terms of the Form Agreements, the terms of this Metro Affiliation Agreement shall prevail.

e. Station understands and agrees that the Reports are distributed as a non-exclusive product. Network agrees to provide Reports that are professional and of broadcast-quality in accordance with prevailing industry standards (“Prevailing Industry Standards”) and otherwise as set forth in Station’s Metro Traffic Agreement, Metro News Agreement and Metro Source Agreement, as applicable.

3. Commercials.  Station shall broadcast on its analog and HD1 facilities Network billboards and commercial announcements (“Commercials”) as indicated in Exhibit 1 hereof and in Station’s Metro Traffic Agreement, Metro News Agreement and Metro Source Agreement, as applicable. Station shall broadcast such Commercials in fair and equal rotation within dayparts as indicated in Exhibit 2 hereof and in the Station’s Metro Traffic Agreement, Metro News Agreement and Metro Source Agreement as applicable.

4. Days/Times of Broadcast.   All Reports shall be broadcast at the days and times, as indicated in Exhibit 3 hereof and subject to the terms and conditions, set forth in Station’s Metro Traffic Agreement, Metro News Agreement and Metro Source Agreements, as applicable.

5. Proof of Broadcast.  During the Term of this Agreement, Station agrees to verify and report to Network all clearances of Commercials via affidavits (“Affidavits”) as set forth in Station’s Metro Traffic Agreement, Metro News Agreement and Metro Source Agreements, as applicable.

6. Force Majeure.  Neither party will have any liability hereunder if performance by such party shall be prevented, interfered with or omitted because of labor dispute, failure of facilities, act of God, government or court action, terrorist act, or any other similar or dissimilar cause beyond the control of the party so failing to perform hereunder.

7. Compensation.   In consideration for Station’s broadcast of the Reports and Commercials, Network agrees:

a. to pay Station during the Term, $[Exh. 1, Col. P per month (the “Monthly Payment”), payable within 90 days after receipt by Network of complete and fully executed Affidavits for the applicable month; provided that: (i) beginning in the seventh month of this Agreement, Network agrees to make good faith efforts to make payment in less than 90 days so long as: (x) Station has submitted Affidavits on a Timely Basis for such month in accordance with the terms of the Station Agreements and (y) all three (3) stations in each of the top three radio markets (as defined by Arbitron) where Broadcaster has radio stations which are required to clear the highest level of Commercials pursuant to a Station Westwood Affiliation Agreement (“Top 3 Markets” and the nine Stations in the Top 3 Markets, the “Top 3 Market Stations”) are in substantial compliance with their obligations to submit their Affidavits under their Station Agreements on a Timely Basis for such month and (ii) beginning in the second year of this Agreement, Network agrees to make payments within 45 days after receipt by Network of complete and fully executed Affidavits for the applicable month if: (x) Station has submitted its Affidavits on a Timely Basis in accordance with the terms of the Station Agreements and (y) each of the nine Top 3 Market Stations were in substantial compliance with their obligations to submit their Affidavits under their Metro Traffic Affiliation Agreements, Metro News Affiliation Agreements and Metro Source Affiliation Agreements (collectively, “Station Agreements”) on a Timely Basis for the immediately preceding six-month period. For the purposes of this Section 7(a), in order to be timely, Top 3 Market Stations must submit Affidavits within seven (7) days of the originally scheduled broadcast date of the Commercials, such constituting a “Timely Basis” for purposes of this Section. For purposes hereof, if at any time, one of the nine Top 3 Market Stations fails to substantially comply with the aforementioned requirements to submit their Affidavits on a Timely Basis each week over a four-week period, notwithstanding that they previously fulfilled the six-month requirement described above, Network shall no longer be required to make payment to any Station within 45 days and instead, until such time as the nine Top 3 Market Stations have been in substantial compliance with their obligations to submit their Affidavits on a Timely Basis for a new six-month period Network shall make payments hereunder within 90 days after receipt by Network of complete and fully executed Affidavits for the applicable month.

b. The Monthly Payment shall be increased annually, commencing on October 1, 2008 by a percentage amount equal to the following on the dates indicated below:

Year	Percentage Increase From Prior Year

10/1/08	3.46%
10/1/09	3.34%
10/1/10	3.45%
10/1/11	3.13%
10/1/12	3.19%
10/1/13	3.19%
10/1/14	3.19%
10/1/15	3.19%
10/1/16	3.19%

c. The payment set forth in this Agreement is the total reimbursement and/or compensation payable by Network to Station related to the Station’s Metro Traffic Agreement, Metro News Agreement and Metro Source Agreement, as applicable, and is based entirely on the Station airing the Commercials called for by this Agreement. If Station does not air the number of Commercials required by the Station’s Metro Traffic Agreement, Metro News Agreement or Metro Source Agreement, as applicable, then the reimbursement amounts set forth in this Section 7 shall be reduced pro rata.

d. If at any point during the Term, Broadcaster provides audience guarantees to advertisers and/or ties pricing of advertising to audience delivery in a material portion of its traffic advertising business (for the limited purpose of this Section 7, “material portion” shall mean 20% of Broadcaster’s traffic advertising revenues), then the compensation payable by Network under this Agreement to Station shall be adjusted in a manner, or based on a methodology, at least as favorable as the most favorable manner/methodology used to adjust the compensation payable by Broadcaster’s major traffic advertisers when taking audience delivery into account.

8. Transfer/Sale of Station.

a. Broadcaster shall provide Network written notice within fourteen (14) business days of the execution of an agreement that requires the filing of an application with the FCC seeking the FCC’s consent for the assignment or transfer of control of the main broadcast license for the Station to a bona fide third party (“Transaction”). Broadcaster shall use commercially reasonable efforts to assign this Agreement (including all of Broadcaster’s rights and obligations with respect to the applicable Station) to the assignee or transferee (who is a bona fide third party) in the Transaction (the “Buyer”) for the remainder of the Term beginning on the date when the Buyer assumes operation of said Station and shall use commercially reasonable efforts to cause the Buyer to assume Broadcaster’s rights and obligations under this Agreement. Such assignment and assumption of rights and obligations shall be made on a form of agreement that is acceptable to Network, but consent to such form of agreement shall not be unreasonably withheld, conditioned or delayed. If after such efforts, Broadcaster is unable to effectuate such an assignment and assumption of rights and obligations for the Station, then Broadcaster shall be entitled, with respect to said Station, either to: (i) terminate this Agreement and reapportion all the gross impressions delivered by said Station to other Broadcaster owned or operated radio stations to achieve Substantially Equivalent Distribution for Network; or (ii) if the Station is a 36 Plus Station only, assign this Agreement (including all of Broadcaster’s rights and obligations with respect to the applicable Station), and cause the related assumption by Buyer of Broadcaster’s rights and obligations under this Agreement, for a term equal to the later of: (x) December 31, 2014 or (y) the fifth anniversary of the closing date of the Transaction (in which case the Terms shall expire on such later date, notwithstanding Section 1 herein, but in no event shall the Term extend beyond March 31, 2017).

b. For purposes of this Section 8, the following terms shall have the following meanings:

i. “36 Plus Station” shall mean the 36th radio station sold, assigned or otherwise transferred or conveyed in any one or more Transaction or Transactions by Broadcaster after the Effective Date of the Master Agreement and any radio stations sold, assigned or otherwise transferred or conveyed in any one or more Transaction or Transactions thereafter by Broadcaster, not including (in any such case) any Transaction that was announced, consummated or pending at the time of, or prior to, the date of execution of the Master Agreement.

ii. To achieve “Substantially Equivalent Distribution” Broadcaster shall initially seek to reapportion gross impressions by redistribution of inventory to another Broadcaster owned or operated radio station in the same MSA, or if not applicable DMA, of the radio station(s) sold. If in Broadcaster’s reasonably exercised business judgment, redistribution in the same MSA or DMA as applicable, would have a materially detrimental effect on a Broadcaster station(s) located in such MSA or DMA, then Broadcaster shall not be required to redistribute such gross impressions on such Broadcaster Station(s), subject to Network’s right to dispute same as set forth below, and may achieve Substantially Equivalent Distribution as follows:

Market Size Where
Market Size of Sold Station(s)	Broadcaster May Re-Distribute
(as determined by Arbitron)	Network Commercials

1-3	1-3
4-8	1-8
9-14	1-14
15-20	1-20
21-27	1-27
28+	1+

In the event that Network disputes Broadcaster’s determination that distribution in the same MSA or DMA would have a materially detrimental effect on Broadcaster or any of its stations located in the MSA or DMA, then Network may submit its proposal for redistribution of Commercial inventory to be resolved by an arbitrator pursuant to Section 13(p) hereof, in which case the arbitrator shall have the authority to determine if the distribution in the same MSA or DMA would have such detrimental effect, and if not, to require a revised redistribution of Commercials.

9. Assignment/Binding Effect.   This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject to Section 8(a) hereof and Section 26 of the Master Agreement, neither Broadcaster nor Network may assign its rights or obligations hereunder without the prior written consent of the other party hereto; provided that (i) subject to Section 26 of the Master Agreement, Network may assign all or any of its rights and related obligations hereunder to any of its controlled affiliates, or a third party who acquires more than 50% of the equity or voting interests of Network, all or substantially all of the assets of Network or all or substantially all of the assets comprising any significant business unit or division of Network, in each case, in a single transaction or series of related transactions, without the prior consent of Broadcaster; provided that (x) in the case of any assignment in connection with the sale of all or substantially all of the assets comprising any significant business unit or division of Network, such assignment shall be limited to those rights and related obligations that are related to such business unit or division, (y) in connection with any permitted assignment under this clause (i), the assignee shall assume all of the obligations relating to the rights being assigned, and (z) no assignment under this clause (i) shall relieve Network from any of its obligations or liabilities under this Agreement; (ii) Broadcaster may assign, without the prior consent of Network, all or any of its rights or obligations hereunder to (x) any of its affiliates and (y) any third party who acquires any Broadcaster Station, to the extent the assigned rights are related to the Broadcaster Stations acquired thereby; provided that no assignment under this clause (ii) shall relieve Broadcaster from any of its obligations or liabilities hereunder; and (iii) in respect of any assignment of Broadcaster’s rights and related obligations hereunder to any third party who is not an affiliate of Broadcaster, Network’s prior written consent shall not be unreasonably withheld. Any purported assignment or transfer in violation of the provisions of this Section 9 is null and void and of no force or effect. For the avoidance of doubt, (i) Network agrees that that a sale of Broadcaster as an entity, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise, shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Network and (ii) Broadcaster agrees that, subject to Section 26 of the Master Agreement, a sale of Network as an entity, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Broadcaster. In addition, Broadcaster acknowledges that the Network may engage third parties to manage the distribution of the Programs, or act as an agent of the Network relating to the distribution or production of Programs for the Network or sale of any commercial inventory associated with the Programs, in each case, not from any broadcast facilities leased by, or leased from, Broadcaster (other than independent contractors who shall be permitted access to such broadcast facilities consistent with Past Practice (as such term is defined in the Technical Services Agreement, between Westwood One, Inc. and Broadcaster)), and Broadcaster agrees that it shall remain, and any third party engaged by it shall be, subject to all of the applicable terms and conditions of this Agreement and the Amended and Restated News Programming Agreement, between Westwood One, Inc. and Broadcaster (“Amended News Agreement”). Furthermore, Owner acknowledges that the foregoing shall not constitute an assignment hereunder. Upon the transfer or assignment of the Station pursuant to Sections 8(a) hereof, the terms of Sections 7(a)(ii), 8(a) and 10(f) hereof shall be of no further force or effect and shall not apply to the Buyer of the Station or to any subsequent Buyers.

10. Termination.  This Agreement may be terminated:

a. by mutual written consent of Broadcaster and Network;

b. by Broadcaster if Network fails to pay an undisputed amount owed to Broadcaster under this Agreement following 30 days written notice;

c. by Broadcaster if Network fails to pay an amount owed to Broadcaster that was previously disputed but has since been determined by arbitration pursuant to Section 13(p) or mutual agreement of the parties to be owed to Broadcaster under this Agreement, within 15 days of such arbitration award or following 15 days written notice of such mutual agreement;

d. by Broadcaster following 30 days written notice if (x) three (3) or more disputed payments are submitted to arbitration under Section 13(p) during the Term of this Agreement, (y) such disputed payments are not deposited with a third party escrow agent reasonably acceptable to Broadcaster and Network within five (5) business days following submission to arbitration and (z) the arbitrator(s) finds in each case that the amount claimed by Broadcaster to be properly payable by Network to Broadcaster under this Agreement is in fact properly payable to Broadcaster under this Agreement;

e. by either party hereto if (x) it notifies the other party in writing that such other party is in material breach of one or more of its material covenants (other than payment covenants) under this Agreement and such breach is not cured within 30 days of receipt of such written notice, (y) it submits to arbitration under Section 13(p) such breach or breaches and requests termination as a remedy, and (z) the arbitrator(s) determines (A) that the breaching party has in fact materially breached one or more material covenants (other than payment covenants) under this Agreement, (B) that such breach or breaches have not been cured and have caused significant harm to the non-breaching party, and (C) that termination of this Agreement is an appropriate remedy (after considering other appropriate remedies short of termination);

f. automatically in the event of a termination of the Master Agreement and the parties’ rights and obligations shall be governed by the terms of Section 27 of the Master Agreement;

g. by Network effective immediately by giving Station notice of termination if Station has delivered to Network intentionally or repeatedly false, inaccurate or incomplete Affidavits concerning the broadcast of the Reports and Commercials; provided however in the event that Network determines that Station has submitted intentionally or repeatedly false, inaccurate or incomplete Affidavits, Network will provide notice to Broadcaster and Station (through a designated official at each) of such failure or problem. Network further agrees that Station shall have thirty (30) days notice and opportunity to cure in the event that such delivery of false, inaccurate or incomplete Affidavits was due to circumstances not approved or condoned by a management level Station official; provided, however, that such opportunity to cure in this instance shall be available to Station on three (3) occasions only during the Term of this Agreement.

h. by Broadcaster pursuant to clause (i) of the last sentence of Section 8(a) herein.

11. Copyright, Trademarks and Service Mark Limitations; Licenses.

a. During the Term of this Agreement, in addition to such rights granted to Network under the terms of the Amended and Restated Trademark License Agreement, dated of even date herewith, by and between CBS Radio Inc. and Westwood One, Inc. (the “Amended and Restated Trademark License Agreement”) and subject to Section 26 of the Master Agreement, Network shall have the right to use the name of Broadcaster and Station’s call letters solely in connection with promotion of the Network and Broadcaster’s association with it. During the Term of this Agreement, Broadcaster and Station shall have the right to use the name of Network solely in connection with promotion of the Network and Broadcaster’s association with it. The copyrights, trademarks and all other rights in the material supplied by Network shall remain the property of Network or the property of such copyright, trademark and other rights holders from whom Network has licensed or otherwise acquired rights. The copyrights, trademarks and all ; other rights in the material supplied by Broadcaster and Station shall remain the property of Broadcaster or the property of such copyright, trademark and other rights holders from whom Broadcaster or Station has licensed or otherwise acquired rights. Each party shall be obligated to comply with all copyrights, trademark and other laws in any applicable jurisdiction necessary to protect the other party’s copyrights, trademarks and all other rights in the material on behalf of the rights holders. The foregoing shall not limit either party’s rights or remedies for the other party’s unauthorized use of the proprietary interests of its trademarks, copyrights or service marks. The parties further agree that any use by Network of the trademarks, logos and service marks set forth in Schedule A to the Amended and Restated Trademark License Agreement shall be subject to the terms of the Amended and Restated Trademarks License Agreement and that the terms of this Agreement shall not apply to the matters described therein.

b. Network represents and warrants that all ideas, creations, materials and intellectual properties provided to Station in the Reports or Commercials hereunder are either (a) controlled by BMI, ASCAP or SESAC; (b) in the public domain; or (c) are materials which Network is fully licensed to use. Network agrees to indemnify and hold Broadcaster and Station harmless from and against any damage or expenses, including reasonable attorney’s fees, which may arise out of the broadcasting hereunder of materials the performing rights to which are not within category (a) above and Station agrees that it is the obligation of Station to secure the necessary performing rights license for music within category (a) above. Except as otherwise set forth herein, in no event, however, shall either party be liable to the other party for any special, indirect, consequential or exemplary damages or any loss of any business profits, whether or not foreseeable, arising out of or in connection with broadcast of the Reports or Commercials.

12. Indemnification.

a. From and after the Commencement Date, Broadcaster shall indemnify, defend and hold Network, its affiliates and their respective officers, directors, employees and representatives, and the predecessors, successors and assigns of any of them harmless, from and against any and all actions, claims, damages and liabilities (and all actions in respect thereof and any legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise and whether or not a party thereto), whether or not arising out of third party claims, including reasonable legal fees and expenses in connection with, and other costs of, investigating, preparing or defending any such action or claim, whether or not in connection with litigation in which such person is a party, and as and when incurred (collectively, “Losses”), caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Broadcaster or Station in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith, or (ii) any breach of any covenant or agreement made by Broadcaster or Station in this Agreement.

b. From and after the Commencement Date, Network shall indemnify, defend and hold Broadcaster, Station, their affiliates and their respective officers, directors, employees and representatives, and the predecessors, successors and assigns of any of them harmless, from and against any Losses, caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Network in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith, (ii) any breach of any covenant or agreement made by Network or Station in this Agreement, or (iii) any claim that the Reports or Commercials, or the Broadcaster or Station’s use thereof in accordance with the terms and conditions hereunder, violates or infringes the rights of any third party.

c. In the event of a claim for breach of the representations and warranties contained in this Agreement or for failure to fulfill a covenant or agreement, the party asserting such breach or failure shall provide a written notice to the other party which shall state specifically the representation, warranty, covenant or agreement with respect to which the claim is made, the facts giving rise to an alleged basis for the claim and the amount of liability asserted against the other party by reason of the claim. If any suit, action, proceeding or investigation shall be commenced or any claim or demand shall be asserted by any third party (a “Third Party Claim”) in respect of which indemnification may be sought by any party or parties from any other party or parties under the provisions of this Section 12, the party or parties seeking indemnification (collectively, the “Indemnitee”) shall promptly provide written notice to the party or parties from which indemnification is sought (collectively, the “Indemnitor”); provided, however, that any failure by an Indemnitee to so notify an Indemnitor will not relieve the Indemnitor from its obligations hereunder, except to the extent that such failure shall have materially prejudiced the defense of such Third Party Claim. The Indemnitor shall have the right to control (except where an insurance carrier has the right to control or where an insurance policy or applicable law prohibits the Indemnitor from taking control of) the defense of any Third Party Claim; provided, however, that the Indemnitee may participate in any such proceeding with counsel of its choice and at its own expense unless there exists a conflict between the Indemnitor and the Indemnitee as to their respective legal defenses, in which case the fees and expenses of any such counsel shall be reimbursed by the Indemnitor. Except as otherwise set forth herein, the Indemnitee shall have the right to participate in (but not control) the defense of any Third Party Claim and to retain its own counsel in connection therewith, but the fees and expenses of any such counsel for the Indemnitee shall be borne by the Indemnitee. The Indemnitor shall not, without the prior written consent of the Indemnitee, effect any settlement of any pending or threatened proceeding in respect of which such Indemnitee is, or with reasonable foresee ability could have been, a party and indemnity could have been sought to be collected from the Indemnitor, unless such settlement includes an unconditional release of such Indemnitee from all liability arising out of such proceeding (provided, however, that, whether or not such a release is required to be obtained, the Indemnitor shall remain liable to such Indemnitee in accordance with this Section 12 in the event that a Third Party Claim is subsequently brought against or sought to be collected from such Indemnitee). The Indemnitor shall be liable for all Losses arising out of any settlement of any Third Party Claim; provided, however, that the Indemnitor shall not be liable for any settlement of any Third Party Claim brought against or sought to be collected from an Indemnitee, the settlement of which is effected by such Indemnitee without such Indemnitor’s written consent, but if settled with such Indemnitor’s written consent, or if there is a final judgment for the plaintiff in any such Third Party Claim, such Indemnitor shall (to the extent stated above) indemnify the Indemnitee from and against any Losses in connection with such Third Party Claim. The indemnification required by this Section 12 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

d. Neither party shall be liable to the other party for any special, indirect, consequential, or exemplary damages, and any loss of business or profits, whether or not foreseeable, arising out of or in connection with this Agreement (other then in connection with Third Party Claims). The obligations of each party under this

Section shall continue notwithstanding any termination of this Agreement and such indemnification shall survive termination of this Agreement.

13. Miscellaneous.

a. Notices.   All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission (with receipt acknowledged) or mailed (registered or certified mail, return receipt requested) to the parties at the following addresses or facsimile numbers:

If to Network:

Westwood One, Inc.
40 West 57th Street, 15th Floor
New York, New York 10019
Attention: General Counsel
Telecopy: (212) 641-2198

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, California 90071
Attention: Brian J. McCarthy, Esq.
Telecopy: (213) 687-5600

If to Broadcaster or Station:

CBS Radio Inc.
1515 Broadway, 46th Floor
New York, NY 10036
Attention: President/CEO
Telecopy: (212) 846-3939

with a copy to each of:

CBS Law Department
51 West 52nd Street
New York, NY 10019
Attention: General Counsel
Telecopy: (212) 975-4215

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Attention: Howard Chatzinoff
Telecopy: (212) 310-8007

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon confirmation of transmission, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

b. Waiver.   Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. No failure or delay on the part of party in exercising any right or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

c. Amendment.   This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

d. No Third-Party Beneficiary.   The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

e. Headings.   The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

f. Invalid Provisions.   If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

g. Press Release.   Except as required by law, the timing and content of any public disclosure of the terms of this Agreement shall be made only upon the mutual approval of Network and Broadcaster.

h. Governing Law.   This Agreement shall be governed by and construed in accordance with the laws of the state of New York, its rules of conflict of laws notwithstanding.

i. Process.   Each party hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by registered or certified mail addressed and sent to the chief executive officer of such party at such party’s address as noted in Section 13(a) above.

j. Counterparts.   This Agreement may be executed in counterparts and by facsimile signature, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

k. Expenses.   Each of Network and Broadcaster shall bear its own expenses relating to this Agreement.

l. Entire Agreement.   Except as set forth otherwise herein, this Agreement, this Agreement contains the entire understanding between Network and Broadcaster with respect to its subject matter and constitutes the sole relationship between Network and Broadcaster, supersedes all previous agreements or understandings (including but not limited to any and all other “Metro Networks Affiliation Agreement(s)” between Network and Station, with the exception of the indemnification provision(s) of such agreements, which shall survive in accordance with their terms) between them with respect thereto, and, except for changes and revisions by Station to Reports and Commercials specifically contemplated herein, shall not be modified except by a signed writing.

m. Authority.   The individual executing this Agreement hereby warrants and represents that he/she is legally authorized to execute agreements on behalf of either Network or Broadcaster/ Station, as the case may be, and does so intending to be bound legally.

n. Commercial Rights.   Network represents and warrants that it possesses all rights necessary to license the Reports and Commercials supplied by Network under this Agreement.

o. Communications Act of 1934.   Network agrees to disclose to Broadcaster and Station any and all information that it has or that has been disclosed to it as to any money, service or other valuable consideration which any person has been paid or accepted, or has agreed to pay or accept for the inclusion of any matter as a part of the report other than sponsorships\commercial mentions\spots. The term “service or other valuable consideration” as used in this paragraph shall not include any service or property furnished without charge or at a nominal charge for use on, or in connection with, the reports unless it is so furnished in consideration for an identification in the material provided by Network of any person, product, service, trademark or brand name beyond an identification that is reasonably related to the use of such service or property in such material. With respect to any material for which an announcement is required, Station may, at its option, cancel the broadcast of such material.

p. Arbitration.  Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or validity thereof (“Dispute”), shall on the demand of any party be finally and exclusively resolved by arbitration in accordance with the then-prevailing JAMS Comprehensive Arbitration Rules and Procedures as modified herein (the “Rules”); provided, however, that any party hereto shall have the right to seek injunctive relief against the other party hereto in the courts of New York, New York, prior to the resolution of any Dispute by arbitration in accordance with this Section 13(p). There shall be three neutral arbitrators of whom each party shall select one. The claimant shall select its arbitrator in its demand for arbitration and the respondent shall select its arbitrator within 30 days after receipt of the demand for arbitration. The two arbitrators so appointed shall select a third arbitrator to serve as chairperson within fourteen days of the designation of the second of the two arbitrators. If any arbitrator is not timely appointed, at the request of any party such arbitrator shall be appointed by JAMS pursuant to the listing, striking and ranking procedure in the Rules. The place of arbitration shall be New York, New York. The arbitral tribunal shall be required to follow the law of the State of New York. The arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitral tribunal. Judgment upon any award may be entered in any court having jurisdiction.

WESTWOOD ONE, INC.		CBS RADIO INC.

By:		By:
	Name:		Name:
	Title:		Title:

Signature Page to Metro Networks Affiliation Agreement

EXHIBIT 1

SEE ATTACHED

[Intentionally omitted.]

EXHIBIT 2

SEE ATTACHED

[Intentionally omitted.]

EXHIBIT 3

SEE ATTACHED

[Intentionally omitted.]

EXHIBIT 4

FORM OF METRO TRAFFIC AGREEMENT

EXHIBIT 5

FORM OF METRO NEWS AGREEMENT

EXHIBIT 6

FORM OF METRO SOURCE AGREEMENT

Metro News Network Radio Affiliation Agreement
With CBS Station(s)

CONDITIONS OF AGREEMENT

Station (as defined on the first page of this Agreement), which is owned and operated by CBS Radio Inc. (“Broadcaster”) and Metro Networks Communications, Limited Partnership (“Network”), an affiliate of Westwood One, Inc. (“Westwood”) hereby agrees to the following terms and conditions.

I.	BROADCAST OF TRAFFIC REPORTS AND COMMERCIALS

a. Carriage of News Reports and Commercials.  Network agrees to provide Station with news reports (“News Reports”) that are professional and of broadcast-quality in accordance with prevailing industry standards (“Prevailing Industry Standards”) and Station agrees to broadcast on it analog and HD1 facilities the minimum number of News Reports per day indicated on the first page of this Agreement, including opening commercial mentions (“Commercial Mention”) within :15 seconds of the beginning of each News Report and a :15 second commercial announcement (“Commercial Announcement,” and collectively with Commercial Mentions, the “Commercials”) . Station further agrees that any News Reports it runs in addition to the minimum number of News Reports indicated on the first page of this Agreement will carry an opening Commercial Mention within :15 seconds of the beginning of each News Report and a :15 second Commercial Announcement. All :15 second Commercial Announcements, at Network’s option, can be aired immediately prior to, within, or immediately after the actual News Report. Network also agrees to provide Station with the services specified on the first page of this Agreement.

b. Internet Streaming.  The parties agree that for the purposes of this Agreement, the term “broadcast” includes transmission of the News Reports and Commercials over Station’s licensed analog or digital facilities, and simulcast of the News Reports and Commercials by Station via live internet streaming (“Internet Streaming”) on Station’s website (“Station Website”), free of charge for the personal, non-commercial use of visitors to the Station Website. If, during the Term of this Agreement, Network enters into a material agreement with any radio station in Station’s market for provision of the News Reports on terms that allow such third party to exploit the News Reports by a means other than as set forth in the preceding sentence (e.g., through podcasting, messaging) with payment of no or nominal additional consideration (a “More Favorable Agreement”), then Network shall promptly notify Broadcaster in writing of the execution of such More Favorable Agreement, detailing the consideration and/or terms and conditions contained therein and Station shall have the option to then exploit the News Reports on the same terms and conditions and consideration, if any, of the More Favorable Agreement throughout the earlier of: (i) the term of the More Favorable Agreement or (ii) the remainder of the Term.

c. Changes to Commercials; Preemption.  Network may from time to time change the Commercials to be broadcast by Station so long as such modification does not increase the number or placement of such Commercials; provided however that with any changes made with respect to Network’s transmission of Commercials, Network shall notify Station’s traffic department by email of any changes in Commercials at least twenty-four (24) hours before such changes become effective. Station shall have the right to preempt any News Reports or Commercials upon advance written notice (which in the case of this Section I(c), the parties agree that electronic mail to individual(s) designated by Network shall suffice for purposes of notice under this Agreement) to Network and solely as follows: (i) in Station’s opinion, the Commercials violate any of Station’s written “standards and practices” (to the extent such have been provided by Station to Network in advance and provided such are applied to Network advertisers in the same manner that they are applied to Station’s cash advertisers), technical quality standards or any applicable law, statutes, ordinances or regulation (“Content Related Preemption”); or (ii) if such News Reports or Commercials are broadcast during any play-by-play sports programming or NASCAR programming (“Sports Related Preemption”).

d. Make Goods.

(i) Content Related Preemption.  If Station preempts News Reports or Commercials for a Content Related Preemption, Station may nevertheless receive credit for broadcasting same by providing a make good (which in the case of a Commercial preempted by Station for the reasons set forth in Section I(c)(i) above shall be a substitute Commercial which shall be provided by Network within two business day’s notice from Station that the original Commercial was not acceptable or Station shall be relieved of any make good obligation) (“Make Good”) for such Commercials as follows:

Originally Scheduled Broadcast
Date	Make Good Window*	Make Good Time*

Monday-Wednesday	Monday-Friday within the same week as the originally scheduled broadcast date	Same or better daypart as the originally scheduled broadcast date
Thursday- Friday	Monday-Friday within the same week as the originally scheduled broadcast date OR Monday-Wednesday in the week following the originally scheduled broadcast date	Same or better daypart as the originally scheduled broadcast date
Thursday-Friday for time sensitive commercials (e.g., retail sales (including airlines), seasonal copy, movie or other openings or TV or other media “tune-in” (including newspapers), lotteries and sweepstakes) that Network has provided CBS with reasonable advance notice of pursuant to Section I(d)	Reasonable best efforts Monday-Friday within the same week as the originally scheduled broadcast date	Same or better daypart as the originally scheduled broadcast date
Saturday-Sunday	Monday-Sunday in the week following the originally scheduled broadcast date	Same daypart as the originally scheduled broadcast date

*	or at such other time as Network and Station may mutually agree (with the above Make Good Window and Make Good Time collectively referred to as the “Make Good Period”). News Reports, Commercials and Spot Announcements (as defined in Section II below) aired during the Make Good Period in accordance with this section shall be deemed to have run during the relevant Commercial Schedule, with no resulting adverse financial impact on Station or Broadcaster’s clearance percentages and no other financial penalty to Station or Broadcaster as a result thereof.

(ii) Sports Related Preemptions.  If Station preempts Commercials for a Sports Related Preemption, Station shall not be required to provide a Make Good, except if a Make Good requirement is set forth in Exhibit 1 to this Agreement. To the extent that Station is not required to provide a Make Good for a Sports Related Preemption, failure to provide such Make Good shall result in a pro-rata reduction in the Monthly Payment set forth in Section 7(a) of the Station Metro Affiliation Agreement for any Commercials that are not made good but shall have no other adverse financial impact on Station or Broadcaster’s clearance percentages and no other financial penalty to Station or Broadcaster as a result thereof. To the extent that Station is required to provide a Make Good for Sports Related Preemptions as indicated in Exhibit 1 to this Agreement, then Traffic Reports, Commercials and Spot Announcements (as defined in Section II below) aired during the Make Good Period shall be deemed to have run during the relevant Commercial Schedule, with no resulting adverse financial impact on Station or Broadcaster’s clearance percentages and no other financial penalty to Station or Broadcaster as a result thereof.

e. Sponsorship Identifications.  Station shall have the right to add a sponsorship identification to Commercials if Station determines such identification is required to comply with applicable FCC requirements (including but not limited to 47 CFR § 73.1212); provided however that Station agrees that Commercials with obvious sponsorship identification (as contemplated by FCC requirements) will not require disclosure beyond the sponsorship identification already contained in the commercial copy. If Station determines such identification is required, it shall immediately notify Network of such determination and give Network the opportunity to correct such identification issue, in which event Network may provide replacement Commercials.

II.	BROADCAST OF SPOT ANNOUNCEMENTS.

In addition, Station agrees to furnish Network certain additional commercial time, if any, (“Spot Announcements”) to the extent indicated on the first page of this Agreement, to broadcast thirty (:30) or sixty (:60) second Spot Announcements, to be used at the discretion of Network, each week. Such Spot Announcements shall broadcast as indicated on the first page of this Agreement. In addition to the foregoing, Station may pre-empt Spot Announcements upon notice to Network in the event that such time is sold commercially for cash or in the event that non-acceptance by Station is due to the fact that the Spot Advertiser was a cash customer of Station in the preceding twelve (12) months.

III.  FAILURE TO BROADCAST/ FORCE MAJEURE.

Neither party will have any liability hereunder if performance by such party shall be prevented, interfered with or omitted because of labor dispute, failure of facilities, act of God, government or court action, terrorist act or any other similar or dissimilar cause beyond the control of the party so failing to perform hereunder.

IV.	NON-SHARING OF INFORMATION/CONFIDENTIALITY.

Station agrees that, except as set forth otherwise in this Agreement, no news information provided to Station by Network will be made available or sold to any other person(s), entities, radio station or broadcast licensee, without prior written consent of Network. The terms of this Agreement are confidential and neither party shall disclose the contents herein to any third party except as otherwise required by law. This confidentiality shall survive termination of this Agreement.

V.	AFFIDAVITS.

During the Term of this Agreement Station agrees to verify and report to Network all clearances of News Reports, Commercials and Spot Announcements, if any, via affidavits (“Affidavits” ) using the Westwood One Electronic Affidavit System or via the Internet on forms as provided therein and/or by methods determined by Network, in its reasonable discretion, within two (2) business days of the originally scheduled broadcast date for such Traffic Reports, Commercials and Spot Announcements or at such other time as Network and Station may mutually agree. The parties agree that the form of Affidavit will accurately reflect the terms of this Agreement, including but not limited to indication upon such Affidavit of Station’s right to provide Make Goods during the Make Good Period. Upon receipt of an Affidavit from Station submitted in accordance with the terms hereof, Network agrees to acknowledge receipt of such Affidavit within twenty-four (24) hours of receipt and agrees to maintain a system by which Station-submitted Affidavits are retained for review and verification purposes. In the event that Station does not submit Affidavits in a timely manner in accordance with the terms of this Section VI, Network will provide Station with written notice of such failure (“Late Affidavit Notice”). Station shall have thirty (30) days after receipt of such Late Affidavit Notice in which to cure such failure (“Cure Period”); provided however that in the event that Station fails to submit such Affidavits during the Cure Period, then such failure shall result in a reduction in the Monthly Payment set forth in Section 7(a) of the Station Metro Affiliation Agreement for any such Affidavits not submitted during the Cure Period.

VI.	EQUIPMENT RESPONSIBILITY

Network shall supply such equipment in accordance with Prevailing Industry Standards as necessary to produce the News Reports, including as indicated on the first page of this Agreement (“Equipment”), at no additional cost to Station, except as set forth otherwise herein. Network shall maintain, replace and update such Equipment in accordance with Prevailing Industry Standards. All equipment supplied by Network to Station shall remain the property of Network. Station is solely responsible for the expense and maintenance of all telephone lines for voice transmission and equipment for receipt of the News Reports. Station will not, without authorization of Network, affix any foreign equipment or service to any hardware Network may supply.

VII.  ASSIGNMENT

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject to Section 8 of the Station Metro Affiliation Agreement and Section 26 of the Master Agreement, dated of even date herewith, between Westwood and Broadcaster (“Master Agreement”), neither Broadcaster nor Network may assign its rights or obligations hereunder without the prior written consent of the other party hereto; provided that (i) subject to Section 26 of the Master Agreement, Network may assign all or any of its rights and related obligations hereunder to any of its controlled affiliates, or a third party who acquires more than 50% of the equity or voting interests of Network, all or substantially all of the assets of Network or all or substantially all of the assets comprising any significant business unit or division of Network, in each case, in a single transaction or series of related transactions, without the prior consent of Broadcaster; provided that (x) in the case of any assignment in connection with the sale of all or substantially all of the assets comprising any significant business unit or division of

Network, such assignment shall be limited to those rights and related obligations that are related to such business unit or division, (y) in connection with any permitted assignment under this clause (i), the assignee shall assume all of the obligations relating to the rights being assigned, and (z) no assignment under this clause (i) shall relieve Network from any of its obligations or liabilities under this Agreement; (ii) Broadcaster may assign, without the prior consent of Network, all or any of its rights or obligations hereunder to (x) any of its affiliates and (y) any third party who acquires any Broadcaster Station, to the extent the assigned rights are related to the Broadcaster Stations acquired thereby; provided that no assignment under this clause (ii) shall relieve Broadcaster from any of its obligations or liabilities hereunder; and (iii) in respect of any assignment of Broadcaster’s rights and related obligations hereunder to any third party who is not an affiliate of Broadcaster, Network’s prior written consent shall not be unreasonably withheld. Any purported assignment or transfer in violation of the provisions of this Section VII is null and void and of no force or effect. For the avoidance of doubt, (i) Network agrees that that a sale of Broadcaster as an entity, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise, shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Network and (ii) Broadcaster agrees that, subject to Section 26 of the Master Agreement, a sale of Network as an entity, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Broadcaster. In addition, Broadcaster acknowledges that the Network may engage third parties to manage the distribution of the Programs, or act as an agent of the Network relating to the distribution or production of Programs for the Network or sale of any commercial inventory associated with the Programs, in each case, not from any broadcast facilities leased by, or leased from, Broadcaster (other than independent contractors who shall be permitted access to such broadcast facilities consistent with past practice), and Broadcaster agrees that it shall remain, and any third party engaged by it shall be, subject to all of the applicable terms and conditions of this Agreement and the Amended and Restated News Programming Agreement, dated of even date herewith, between Broadcaster and Westwood (“Amended News Agreement”). Upon the transfer or assignment of the Station pursuant to Section 8 of the Station Metro Affiliation Agreement, the terms of such Section 8 and Section VIII(b)(vi) of this Agreement shall be of no further force or effect and shall not apply to the Buyer of the Station or to any subsequent Buyers.

VIII.  TERM; TERMINATION.

a. Term.  Subject to clause (ii) of the last sentence of Section 8(a) of the Station Metro Affiliation Agreement, the term of this Agreement shall commence on the [Effective Date of the Master Agreement (“Commencement Date”)] and shall continue through and including March 31, 2017, unless earlier terminated as provided herein or in the Station Metro Affiliation Agreement (the “Term”).

b. Termination.  This Agreement may be terminated:

(i) by mutual written consent of Broadcaster and Network;

(ii) by Broadcaster if Network fails to pay an undisputed amount owed to Broadcaster under this Agreement following 30 days written notice;

(iii) by Broadcaster if Network fails to pay an amount owed to Broadcaster that was previously disputed but has since been determined by arbitration pursuant to Section XXI or mutual agreement of the parties to be owed to Broadcaster under this Agreement, within 15 days of such arbitration award or following 15 days written notice of such mutual agreement;

(iv) by Broadcaster following 30 days written notice if (x) three (3) or more disputed payments are submitted to arbitration under Section XXI during the Term of this Agreement (y) such disputed payments are not deposited with a third party escrow agent reasonably acceptable to Broadcaster and Network within five (5) business days of submission to arbitration and (z) the arbitrator(s) finds in each case that the amount claimed by Broadcaster to be properly payable by Network to Broadcaster under this Agreement is in fact properly payable to Broadcaster under this Agreement;

(v) by either party hereto if (x) it notifies the other party in writing that such other party is in material breach of one or more of its material covenants (other than payment covenants) under this Agreement and such breach is not cured within 30 days of receipt of such written notice, (y) it submits to arbitration under Section XXI such breach or breaches and requests termination as a remedy, and (z) the arbitrator(s) determines (A) that the breaching party has in fact materially breached one or more material covenants (other than payment covenants) under this Agreement, (B) that such breach or breaches have not been cured and have caused significant harm to the non-breaching party, and (C) that termination of this Agreement is an appropriate remedy (after considering other appropriate remedies short of termination);

(vi) automatically in the event of a termination of the Master Agreement and the parties’ rights and obligations shall be governed by the terms of Section 27 of the Master Agreement;

(vii) by Network effective immediately by giving Station notice of termination if Station has delivered to Network intentionally or repeatedly false, inaccurate or incomplete Affidavits concerning the broadcast of the News Reports, Commercials and Spot Announcements; provided however in the event that Network determines that Station has submitted intentionally or repeatedly false, inaccurate or incomplete Affidavits, Network will provide notice to Broadcaster and Station (through a designated official at each) of such failure or problem. Network further agrees that Station shall have thirty (30) days notice and opportunity to cure in the event that such delivery of false, inaccurate or incomplete Affidavits was due to circumstances not approved or condoned by a management level Station official; provided, however, that such opportunity to cure in this instance shall be available to Station on three (3) occasions only during the Term of this Agreement.

(viii) By Broadcaster pursuant to clause (i) of the last sentence of Section 8(a) of the Station Metro Affiliation Agreement.

IX.	INDEMNITY

a. From and after the Commencement Date, Broadcaster shall indemnify, defend and hold Network, its affiliates and their respective officers, directors, employees and representatives, and the predecessors, successors and assigns of any of them harmless, from and against any and all actions, claims, damages and liabilities (and all actions in respect thereof and any legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise and whether or not a party thereto), whether or not arising out of third party claims, including reasonable legal fees and expenses in connection with, and other costs of, investigating, preparing or defending any such action or claim, whether or not in connection with litigation in which such person is a party, and as and when incurred (collectively, “Losses”), caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Broadcaster or Station in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith, or (ii) any breach of any covenant or agreement made by Broadcaster or Station in this Agreement.

b. From and after the Commencement Date, Network shall indemnify, defend and hold Broadcaster, Station, their affiliates and their respective officers, directors, employees and representatives, and the predecessors, successors and assigns of any of them harmless, from and against any Losses, caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Network in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith, (ii) any breach of any covenant or agreement made by Network or Station in this Agreement, or (iii) any claim that the News Reports or Commercials, or the Broadcaster or Station’s use thereof in accordance with the terms and conditions hereunder, violates or infringes the rights of any third party.

c. In the event of a claim for breach of the representations and warranties contained in this Agreement or for failure to fulfill a covenant or agreement, the party asserting such breach or failure shall provide a written notice to the other party which shall state specifically the representation, warranty, covenant or agreement with respect to which the claim is made, the facts giving rise to an alleged basis for the claim and the amount of liability asserted against the other party by reason of the claim. If any suit, action, proceeding or investigation shall be commenced or any claim or demand shall be asserted by any third party (a “Third Party Claim”) in respect of which indemnification may be sought by any party or parties from any other party or parties under the provisions of this Section IX, the party or parties seeking indemnification (collectively, the “Indemnitee”) shall promptly provide written notice to the party or parties from which indemnification is sought (collectively, the “Indemnitor”); provided, however, that any failure by an Indemnitee to so notify an Indemnitor will not relieve the Indemnitor from its obligations hereunder, except to the extent that such failure shall have materially prejudiced the defense of such Third Party Claim. The Indemnitor shall have the right to control (except where an insurance carrier has the right to control or where an insurance policy or applicable law prohibits the Indemnitor from taking control of) the defense of any Third Party Claim; provided, however, that the Indemnitee may participate in any such proceeding with counsel of its choice and at its own expense unless there exists a conflict between the Indemnitor and the Indemnitee as to their respective legal defenses, in which case the fees and expenses of any such counsel shall be reimbursed by the Indemnitor. Except as otherwise set forth herein, the Indemnitee shall have the right to participate in (but not control) the defense of any Third Party Claim and to retain its own counsel in connection therewith, but the fees and expenses of any such counsel for the Indemnitee shall be borne by the Indemnitee. The Indemnitor shall not, without the prior written consent of the Indemnitee, effect any settlement of any pending or threatened proceeding in respect of which such Indemnitee is, or with reasonable foresee ability could have been, a party and indemnity could have been sought to be collected from the Indemnitor, unless such settlement includes an unconditional release of such Indemnitee from all liability arising out of such proceeding (provided, however, that, whether or not such a release is required to be obtained, the Indemnitor shall remain liable to such Indemnitee in accordance with this Section IX in the event that a Third Party Claim is subsequently brought against or sought to be collected from such Indemnitee). The Indemnitor shall be liable for all Losses arising out of any settlement of any Third Party Claim; provided, however, that the Indemnitor shall not be liable for any settlement of any Third Party Claim brought against or sought to be collected from an Indemnitee, the settlement of which is effected by such Indemnitee without such Indemnitor’s written consent, but if settled with such Indemnitor’s written consent, or if there is a final judgment for the plaintiff in any such Third Party Claim, such Indemnitor shall (to the extent stated above) indemnify the Indemnitee from and against any Losses in connection with such Third Party Claim. The indemnification required by this Section IX shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

d. Neither party shall be liable to the other party for any special, indirect, consequential, or exemplary damages, and any loss of business or profits, whether or not foreseeable, arising out of or in connection with this Agreement (other then in connection with Third Party Claims). The obligations of each party under this Section shall continue notwithstanding any termination of this Agreement and such indemnification shall survive termination of this Agreement.

X.	GOVERNING LAW; VENUE

This Agreement shall be governed by and construed in accordance with the laws of the state of New York, its rules of conflict of laws notwithstanding. Each party hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by registered or certified mail addressed and sent to the chief executive officer of such party at such party’s address as noted on the front page of this Agreement.

XI.	NOTICES.

Except as set forth otherwise herein, all notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission (with receipt acknowledged) or mailed (registered or certified mail, return receipt requested) to the parties at the addresses or facsimile numbers on the first page of this Agreement with courtesy copies as follows:

If to Network:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, California 90071
Attention: Brian J. McCarthy, Esq.
Telecopy: (213) 687-5600

If to Station:

CBS Law Department
51 West 52nd Street
New York, NY 10019
Attention: General Counsel
Telecopy: (212) 975-4215

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon confirmation of transmission, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

XII.  WAIVER.

Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. No failure or delay on the part of party in exercising any right or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

XIII.  AMENDMENT.

This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

XIV.  NO THIRD-PARTY BENEFICIARY.

The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

XV.	HEADINGS.

The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

XVI.  INVALID PROVISIONS.

If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

XVII.  COUNTERPARTS.

This Agreement may be executed in any number of counterparts and by facsimile signature, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

XVIII.  ENTIRE AGREEMENT.

Except as set forth otherwise herein, this Agreement contains the entire understanding between Network and Station with respect to its subject matter and constitutes the sole relationship between Network and Station for such subject matter, supersedes all previous agreements or understandings (including but not limited to any and all Metro News Network Affiliation Agreement, with the exception of the indemnification provision(s) of such agreements, which shall survive in accordance with their terms) between them with respect thereto and shall not be modified except by a signed writing.

XIX.  AUTHORITY.

The individual executing this Agreement hereby warrants and represents that he/she is legally authorized to execute agreements on behalf of either Network or Station as the case may be and does so intending to be bound legally.

XX.	COMMUNICATIONS ACT OF 1934.

Network agrees to disclose to Station any and all information that it has or that has been disclosed to it as to any money, service or other valuable consideration which any person has been paid or accepted, or has agreed to pay or accept for the inclusion of any matter as a part of the report other than sponsorships\commercial mentions\spots. The term “service or other valuable consideration” as used in this paragraph shall not include any service or property furnished without charge or at a nominal charge for use on, or in connection with, the reports unless it is so furnished in consideration for an identification in the material provided by Network of any person, product, service, trademark or brand name beyond an identification that is reasonably related to the use of such service or property in such material. With respect to any material for which an announcement is required, Station may, at its option, cancel the broadcast of such material.

XXI.  ARBITRATION.

Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or validity thereof (“Dispute”), shall on the demand of any party be finally and exclusively resolved by arbitration in accordance with the then-prevailing JAMS Comprehensive Arbitration Rules and Procedures as modified herein (the “Rules”); provided, however, that any party hereto shall have the right to seek injunctive relief against the other party hereto in the courts of New York, New York, prior to the resolution of any Dispute by arbitration in accordance with this Section XXI. There shall be three neutral arbitrators of whom each party shall select one. The claimant shall select its arbitrator in its demand for arbitration and the respondent shall select its arbitrator within 30 days after receipt of the demand for arbitration. The two arbitrators so appointed shall select a third arbitrator to serve as chairperson within fourteen days of the designation of the second of the two arbitrators. If any arbitrator is not timely appointed, at the request of any party such arbitrator shall be appointed by JAMS pursuant to the listing, striking and ranking procedure in the Rules. The place of arbitration shall be New York, New York. The arbitral tribunal shall be required to follow the law of the State of New York. The arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitral tribunal. Judgment upon any award may be entered in any court having jurisdiction.

EXHIBIT 1

PLAY-BY-PLAY SPORTS/NASCAR RELATED PREMPTION RIGHTS
AND MAKE GOOD OBLIGATIONS

See Attached.

[Intentionally omitted.]

METRO NETWORKS
a Westwood One company
2800 Post Oak Blvd., Suite 4000
Houston, TX 77056-6199
Phone: 713-407-6000
Fax: 713-407-6348

Agreement No.:______________________

METRO SOURCE[SM] AFFILIATE AGREEMENT FOR CBS RADIO STATION

Station: [Metro Affiliate Exhibit 1; Column B]
Frequency: [Metro Affiliate Exhibit 1; Column C]
Station Market: [Metro Affiliate Exhibit 1; Column A]
Address: ______________________
City: __________ State: ______ Zip Code: __________
Station Contact: ______________________
Phone Number: ______________________
Fax Number: ______________________
E-Mail: ______________________

Start Date: [Effective Date of Master Agreement]
Term: [Effective Date of Master Agreement – March 31, 2017]
Network Contact: ______________________
Phone Number: ______________________
Fax Number: ______________________
E-Mail: ______________________

METRO SOURCE[SM] PRODUCT(S)

☐ Basic Metro Source or ☐ Basic Metro Source Internet
No. of work stations______________________
☐ Supplemental Services (list)______________________

Installation Charges: None
Target Installation Date: ______________________
Installation Address: ______________________
Equipment Security Deposit $ None

DAILY NUMBER OF SPONSORSHIPS (MON-FRI)

5 a.m. – 10 a.m.	[Metro Aff. Ex. 2; Col. G]
10 a.m. – 3 p.m.	[Metro Aff. Ex. 2; Col. H]
3 p.m. – 8 p.m.	[Metro Aff. Ex. 2; Col. I]
8 p.m. – 5 a.m.	[Metro Aff. Ex. 2; Col. J]
Total per week:	[Metro Aff. Ex. 2; Col. K]

FEE
Radio Station shall pay Metro $ None net per month in advance.

Special Instructions Comments: ______________________

The conditions of this Agreement set forth on the next page(s), including any exhibits attached hereto, are specifically incorporated into and made part of this Agreement.
IN WITNESS WHEREOF, we, the undersigned, hereunto set our hands effective as of the Start Date listed above.

METRO NETWORKS COMMUNICATIONS. LIMITED PARTNERSHIP
BY: METRO NETWORKS COMMUNICATIONS. INC., ITS GENERAL PARTNER
Name/Title: ______________________
By: ______________________

CBS RADIO INC., on behalf of Station [**Exhibit 1; Column B**]
Name/Title: Walter Berger/Executive Vice President/CFO
By: ______________________

Metro Source Affiliation Agreement
With CBS Station(s)

CONDITIONS OF AGREEMENT

Station (as defined on the first page of this Agreement), which is owned and operated by CBS Radio Inc. (“Broadcaster”) and Metro Networks Communications, Limited Partnership (“Network”), an affiliate of Westwood One, Inc. (“Westwood”) hereby agrees to the following terms and conditions.

I.	GRANT OF LICENSE FOR PRODUCT AND SOFTWARE

a. Metro Source Service.  Metro grants to Station a non-exclusive license to use the basic Metro Source service and the supplemental services (collectively, the “Product(s)”) set forth on the first page of this Agreement on the terms set forth herein as part of their broadcasts for Station. Network agrees to provide Station with Products that are professional and of broadcast-quality in accordance with prevailing industry standards (“Prevailing Industry Standards”). Station agrees to broadcast on it analog and HD1 facilities commercials and sponsorships for Network advertisers as indicated on the first page of this Agreement, including opening commercial mentions (“Commercial Mention”) which shall air within :15 seconds of the beginning or end of a news, sports or weather report and a :10 second commercial announcement (“Commercial Announcement,” and collectively with Commercial Mentions, the “Commercials”), which shall air immediately prior to, within, or immediately after the actual report. Station shall not use or permit the use of the Product(s) in any way that compromises the integrity thereof or which intentionally infringes any copyrights or proprietary interests. Station agrees to hold for release/embargo to the public any Product as Metro shall reasonably request and shall include in its broadcast copyright and credit lines designated by Metro at least 24 hours in advance of such broadcast. The Product(s) shall be used only by Station on the terminal, software or other equipment provided by Metro in accordance with the terms of this Agreement. Station agrees, that except as set forth otherwise in this Agreement, the Master Agreement or the Station Metro Affiliation Agreement, no external distribution of the Products is allowed. Station may maintain up to 365 days of historical information from the Products from Metro, or such lesser time period as instructed by Metro in Metro’s reasonable discretion. Station shall not, except as set forth in this Agreement, permit the Product(s) to be used on any other station or by any other party.

b. Internet Streaming.  The parties agree that for the purposes of this Agreement, the term “broadcast” includes transmission of the Products and Commercials over Station’s licensed analog or digital facilities, and simulcast of the Products and Commercials by Station via live internet streaming (“Internet Streaming”) on Station’s website (“Station Website”), free of charge for the personal, non-commercial use of visitors to the Station Website. If, during the Term of this Agreement, Network enters into a material agreement with any radio station in Station’s market for provision of the Products on terms that allow such third party to exploit the Products by a means other than as set forth in the preceding sentence (e.g., through podcasting, messaging) with payment of no or nominal additional consideration (a “More Favorable Agreement”), then Network shall promptly notify Broadcaster in writing of the execution of such More Favorable Agreement, detailing the consideration and/or terms and conditions contained therein and Station shall have the option to then exploit the Products on the same terms and conditions and consideration, if any, of the More Favorable Agreement throughout the earlier of:

(i) the term of the More Favorable Agreement or (ii) the remainder of the Term. For the avoidance of doubt, the parties agree that Network’s Metro Web News agreements shall not be deemed to be More Favorable Agreements.

c. Metro Source Software.  Metro grants to Station a non-exclusive license to use the Metro Source software program(s) (“Metro Source Software”) on personal computers as supplied by Metro in accordance with the terms set forth herein. Station acknowledges that the program files and data files provided to Station hereunder are copyrighted by and remain the sole and exclusive property of Metro. No part of the Metro Source Software or accompanying materials may be reproduced, distributed, transmitted, modified, transcribed, stored in a retrieval system or translated into any language, computer language, in any form, or reverse assembled, by any means without the express prior written consent of Metro. Station may not make or authorize copies or derivative works of the Metro Source Software or accompanying manuals or transfer the Metro Source Software or manuals to or enter into a sub-licensing agreement with any other party. Station acknowledges that its license to use the Metro Source Software as set forth herein expires upon the termination of this Agreement. Upon such termination, Station shall immediately return all copies of the Metro Source Software and related documents and destroy any electronically stored copies. Any information transmitted by Metro to Station shall remain the property of Metro and may not be retained in any form by Station.

d. Changes to Commercials; Preemption.  Network may from time to time change the Commercials to be broadcast by Station so long as such modification does not increase the number or placement of such Commercials; provided however that with any changes made with respect to Network’s transmission of Commercials, Network shall notify Station’s traffic department by email of any changes in Commercials at least twenty-four (24) hours before such changes become effective. Station shall have the right to preempt any Commercials upon advance written notice to Network (which in the case of this Section I(d), the parties agree that electronic mail to individual(s) designated by Network shall suffice for purposes of notice under this Agreement) and solely as follows: (i) in Station’s opinion, the Commercials violate any of Station’s written “standards and practices” (to the extent such have been provided by Station to Network in advance and provided such are applied to Network advertisers in the same manner that they are applied to Station’s cash advertisers), technical quality standards or any applicable law, statutes, ordinances or regulation (“Content Related Preemption”); or (ii) if such Traffic Reports or Commercials are broadcast during any play-by-play sports programming or NASCAR programming (“Sports Related Preemption”).

e. Make Goods.

(i) Content Related Preemption.  If Station preempts Commercials for a Content Related Preemption, Station may nevertheless receive credit for broadcasting same by providing a make good (which in the case of a Commercial preempted by Station for the reasons set forth in Section I(d)(i) above shall be a substitute Commercial which shall be provided by Network within two business day’s notice from Station that the original Commercial was not acceptable or Station shall be relieved of any make good obligation) (“Make Good”) for such Commercials as follows:

Originally Scheduled Broadcast Date	Make Good Window*	Make Good Time*

Monday-Wednesday	Monday- Friday within the same week as the originally scheduled broadcast date	Same or better daypart as the originally scheduled broadcast date
Thursday-Friday	Monday-Friday within the same week as the originally scheduled broadcast date OR Monday-Wednesday in the week following the originally scheduled broadcast date	Same or better daypart as the originally scheduled broadcast date
Thursday-Friday for time sensitive commercials (e.g., retail sales (including airlines), seasonal copy, movie or other openings or TV or other media “tune-in” (including newspapers), lotteries and sweepstakes) that Network has provided CBS with reasonable advance notice of pursuant to Section I(d)	Reasonable best efforts Monday-Friday within the same week as the originally scheduled broadcast date	Same or better daypart as the originally scheduled broadcast date
Saturday-Sunday	Monday-Sunday in the week following the originally scheduled broadcast date	Same daypart as the originally scheduled broadcast date

**	or at such other time as Network and Station may mutually agree (with the above Make Good Window and Make Good Time collectively referred to as the “Make Good Period”). Commercials aired during the Make Good Period in accordance with this section shall be deemed to have run during the relevant Commercial Schedule, with no resulting adverse financial impact on Station or Broadcaster’s clearance percentages and no other financial penalty to Station or Broadcaster as a result thereof.

(ii) Sports Related Preemptions.  If Station preempts Commercials for a Sports Related Preemption, Station shall not be required to provide a Make Good, except if a Make Good requirement is set forth in Exhibit 1 to this Agreement. To the extent that Station is not required to provide a Make Good for a Sports Related Preemption, failure to provide such Make Good shall result in a pro-rata reduction in the Monthly Payment set forth in Section 7(a) of the Station Metro Affiliation Agreement for any Commercials that are not made good, but shall have no other adverse financial impact on Station or Broadcaster’s clearance percentages and no other financial penalty to Station or Broadcaster as a result thereof. To the extent that Station is required to provide a Make Good for Sports Related Preemptions as indicated in Exhibit 1 to this Agreement, then Commercials and Spot Announcements (as defined in

Section II below) aired during the Make Good Period shall be deemed to have run during the relevant Commercial Schedule, with no resulting adverse financial impact on Station or Broadcaster’s clearance percentages and no other financial penalty to Station or Broadcaster as a result thereof.

f. Sponsorship Identifications.  Station shall have the right to add a sponsorship identification to Commercials if Station determines such identification is required to comply with applicable FCC requirements (including but not limited to 47 CFR § 73.1212); provided however that Station agrees that Commercials with obvious sponsorship identification (as contemplated by FCC requirements) will not require disclosure beyond the sponsorship identification already contained in the commercial copy. If Station determines such identification is required, it shall immediately notify Network of such determination and give Network the opportunity to correct such identification issue, in which event Network may provide replacement Commercials.

II.	FAILURE TO BROADCAST/ FORCE MAJEURE.

Neither party will have any liability hereunder if performance by such party shall be prevented, interfered with or omitted because of labor dispute, failure of facilities, act of God, government or court action, terrorist act, or any other similar or dissimilar cause beyond the control of the party so failing to perform hereunder.

III.  NON-SHARING OF INFORMATION/CONFIDENTIALITY.

Station agrees that, except as set forth otherwise in this Agreement, no Products, Metro Source Software, or information provided to Station by Network will be made available or sold to any other person(s), entities, radio station or broadcast licensee, without prior written consent of Network. The terms of this Agreement are confidential and neither party shall disclose the contents herein to any third party except as otherwise required by law. This confidentiality shall survive termination of this Agreement.

IV.	AFFIDAVITS.

During the Term of this Agreement Station agrees to verify and report to Network all clearances of Products, Commercials and Spot Announcements, if any, via affidavits (“Affidavits”) using the Westwood One Electronic Affidavit System or via the Internet on forms as provided therein and/or by methods determined by Network, in its reasonable discretion, within two (2) business days of the originally scheduled broadcast date for such Products, Commercials and Spot Announcements or at such other time as Network and Station may mutually agree. The parties agree that the form of Affidavit will accurately reflect the terms of this Agreement, including but not limited to indication upon such Affidavit of Station’s right to provide Make Goods during the Make Good Period. Upon receipt of an Affidavit from Station submitted in accordance with the terms hereof, Network agrees to acknowledge receipt of such Affidavit within twenty-four (24) hours of receipt and agrees to maintain a system by which Station-submitted Affidavits are retained for review and verification purposes. In the event that Station does not submit Affidavits in a timely manner in accordance with the terms of this Section IV, Network will provide Station with written notice of such failure (“Late Affidavit Notice”). Station shall have thirty (30) days after receipt of such Late Affidavit Notice in which to cure such failure (“Cure Period”); provided however that in the event that Station fails to submit such Affidavits during the Cure Period, then such failure shall result in a reduction in the Monthly Payment set forth in Section 7(a) of the Station Metro Affiliation Agreement for any such Affidavits not submitted during the Cure Period.

V.	EQUIPMENT RESPONSIBILITY

Metro shall supply all equipment necessary to run the Products and the Metro Source Software in accordance with Prevailing Industry Standards (“Equipment”) at no additional cost to Station. Metro shall maintain, replace and update such Equipment in accordance with Prevailing Industry Standards. All Equipment supplied by Metro to Station shall remain the property of Metro. Station will not, without prior authorization from Metro, affix any foreign equipment or attempt to service the hardware or use any other software on the Equipment other than software supplied by Metro. Station shall use good faith efforts to protect any Metro Equipment which may be in its possession. At the termination of this Agreement if requested by Network, Station, at Station’s cost and expense, shall return such Equipment, in as good condition as when received, ordinary wear excepted, to Network at the notice address listed on the first page of this Agreement. Failure by Station to comply with this Section shall result in the forfeiture of the deposit, if any, and/or entitle Network to charge Station the cost of repair or replacement of the Network Equipment. Station shall insure all Network Equipment in its possession for its full replacement value. Such Insurance shall be primary and noncontributory with any insurance Network may have. Station shall be responsible, at its sole cost and expense, for the preparation of its site for the Equipment installation prior to the scheduled installation date. Satellite preparation shall include, but not be limited to: (1) obtaining roof rights for satellite dish and access and a clear unobstructed view to the south; (2) rack space for Equipment (25 inches); (3) RG-6 cable pulled from the roof to the rack space; (4) 16 cinder blocks on site; (5) dedicated phone line and jack located at receiver rack site; and (6) any protection building may require on roof. Station shall further prepare its site for computer installation and other internet Equipment which shall include, but not limited to: (1) clear space for the computer server and monitor near the rack space where the satellite receiver will be located; (2) clear space for all computer and monitors where each work station is to be located; (3) 110v power available near the server and each work station; and (4) “category 5 ethernet cable” run from the server to each work station location. Should Station fail to adequately prepare the site, Network will arrange for such preparation on Station’s behalf and Station shall reimburse Network for all such reasonable preparation costs. Upon reasonable notice and request from Station, Network shall install, relocate, and/or re-install the Equipment at existing or relocated premises at Station’s location, and Station shall pay Network the full reasonable costs of such work, including, but not limited to, any charge from third parties incurred by Network. Station shall have the option of performing such relocation of service itself, provided reasonable written advance notification is provided to Network.

VI.	ASSIGNMENT

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject to Section 8 of the Station Metro Affiliation Agreement and Section 26 of the 26 of the Master Agreement, dated of even date herewith, between Westwood and Broadcaster (“Master Agreement”), neither Broadcaster nor Network may assign its rights or obligations hereunder without the prior written consent of the other party hereto; provided that (i) subject to Section 26 of the Master Agreement, Network may assign all or any of its rights and related obligations hereunder to any of its controlled affiliates, or a third party who acquires more than 50% of the equity or voting interests of Network, all or substantially all of the assets of Network or all or substantially all of the assets comprising any significant business unit or division of Network, in each case, in a single transaction or series of related transactions, without the prior consent of Broadcaster; provided that (x) in the case of any assignment in connection with the sale of all or substantially all of the assets comprising any significant business unit or division of Network, such assignment shall be limited to those rights and related obligations that are related to such business unit or division, (y) in connection with any permitted assignment under this clause (i), the assignee shall assume all of the obligations relating to the rights being assigned, and (z) no assignment under this clause (i) shall relieve Network from any of its obligations or liabilities under this Agreement; (ii) Broadcaster may assign, without the prior consent of Network, all or any of its rights or obligations hereunder to (x) any of its affiliates and (y) any third party who acquires any Broadcaster Station, to the extent the assigned rights are related to the Broadcaster Stations acquired thereby; provided that no assignment under this clause (ii) shall relieve Broadcaster from any of its obligations or liabilities hereunder; and (iii) in respect of any assignment of Broadcaster’s rights and related obligations hereunder to any third party who is not an affiliate of Broadcaster, Network’s prior written consent shall not be unreasonably withheld. Any purported assignment or transfer in violation of the provisions of this Section VI is null and void and of no force or effect. For the avoidance of doubt, (i) Network agrees that that a sale of Broadcaster as an entity, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise, shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Network and (ii) Broadcaster agrees that, subject to Section 26 of the Master Agreement, a sale of Network as an entity, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Broadcaster. In addition, Broadcaster acknowledges that the Network may engage third parties to manage the distribution of the Programs, or act as an agent of the Network relating to the distribution or production of Programs for the Network or sale of any commercial inventory associated with the Programs, in each case, not from any broadcast facilities leased by, or leased from, Broadcaster (other than independent contractors who shall be permitted access to such broadcast facilities consistent with past practice), and Broadcaster agrees that it shall remain, and any third party engaged by it shall be, subject to all of the applicable terms and conditions of this Agreement and the Amended and Restated News Programming Agreement, dated of even date herewith, between Broadcaster and Westwood (“Amended News Agreement”). Furthermore, Owner acknowledges that the foregoing shall not constitute an assignment hereunder. Upon the transfer or assignment of the Station pursuant to Section 8 of the Station Metro Affiliation Agreement, the terms of such Section 8 and Section VII (b)(vi) of this Agreement shall be of no further force or effect and shall not apply to the Buyer of the Station or to any subsequent Buyers.

VII.  TERM; TERMINATION.

a. Term.  Subject to clause (ii) of the last sentence of Section 8(a) of the Station Metro Affiliation Agreement, the term of this Agreement shall commence on the Effective Date of the Master Agreement (“Commencement Date”) and shall continue through and including March 31, 2017, unless earlier terminated as provided herein or in the Station Metro Affiliation Agreement (the “Term”).

b. Termination.  This Agreement may be terminated:

(i) by mutual written consent of Broadcaster and Network;

(ii) by Broadcaster if Network fails to pay an undisputed amount owed to Broadcaster under this Agreement following 30 days written notice;

(iii) by Broadcaster if Network fails to pay an amount owed to Broadcaster that was previously disputed but has since been determined by arbitration pursuant to Section XX or mutual agreement of the parties to be owed to Broadcaster under this Agreement, within 15 days of such arbitration award or following 15 days written notice of such mutual agreement;

(iv) by Broadcaster following 30 days written notice if (x) three (3) or more disputed payments are submitted to arbitration under Section XX during the Term of this Agreement, (y) such disputed payments are not deposited with a third party escrow agent reasonably acceptable to Broadcaster and Network within five (5) business days following submission to arbitration and (z) the arbitrator(s) finds in each case that the amount claimed by Broadcaster to be properly payable by Network to Broadcaster under this Agreement is in fact properly payable to Broadcaster under this Agreement;

(v) by either party hereto if (x) it notifies the other party in writing that such other party is in material breach of one or more of its material covenants (other than payment covenants) under this Agreement and such breach is not cured within 30 days of receipt of such written notice, (y) it submits to arbitration under Section XX such breach or breaches and requests termination as a remedy, and (z) the arbitrator(s) determines (A) that the breaching party has in fact materially breached one or more material covenants (other than payment covenants) under this Agreement, (B) that such breach or breaches have not been cured and have caused significant harm to the non-breaching party, and (C) that termination of this Agreement is an appropriate remedy (after considering other appropriate remedies short of termination);

(vi) automatically in the event of a termination of the Master Agreement and the parties’ rights and obligations shall be governed by the terms of Section 27 of the Master Agreement;

(vii) by Network effective immediately by giving Station notice of termination if Station has delivered to Network intentionally or repeatedly false, inaccurate or incomplete Affidavits concerning the broadcast of the Products, Commercials and Spot Announcements; provided however in the event that Network determines that Station has submitted intentionally or repeatedly false, inaccurate or incomplete Affidavits, Network will provide notice to Broadcaster and Station (through a designated official at each) of such failure or problem. Network further agrees that Station shall have thirty (30) days notice and opportunity to cure in the event that such delivery of false, inaccurate or incomplete Affidavits was due to circumstances not approved or condoned by a management level Station official; provided, however, that such opportunity to cure in this instance shall be available to Station on three (3) occasions only during the Term of this Agreement.

(viii) By Broadcaster pursuant to clause (i) of the last sentence of Section 8(a) of the Station Metro Networks Affiliation Agreement.

VIII.  INDEMNITY

a. From and after the Commencement Date, Broadcaster shall indemnify, defend and hold Network, its affiliates and their respective officers, directors, employees and representatives, and the successors and assigns of any of them harmless, from and against any and all actions, claims, damages and liabilities (and all actions in respect thereof and any legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise and whether or not a party thereto), whether or not arising out of third party claims, including reasonable legal fees and expenses in connection with, and other costs of, investigating, preparing or defending any such action or claim, whether or not in connection with litigation in which such person is a party, and as and when incurred (collectively, “Losses”), caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Broadcaster or Station in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith, or (ii) any breach of any covenant or agreement made by Broadcaster or Station in this Agreement.

b. From and after the Commencement Date, Network shall indemnify, defend and hold Broadcaster, Station, their affiliates and their respective officers, directors, employees and representatives, and the successors and assigns of any of them harmless, from and against any Losses, caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Network in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith, (ii) any breach of any covenant or agreement made by Network or Station in this Agreement, or (iii) any claim that the Products, Metro Source Software or Commercials, or the Broadcaster or Station’s use thereof in accordance with the terms and conditions hereunder, violates or infringes the rights of any third party.

c. In the event of a claim for breach of the representations and warranties contained in this Agreement or for failure to fulfill a covenant or agreement, the party asserting such breach or failure shall provide a written notice to the other party which shall state specifically the representation, warranty, covenant or agreement with respect to which the claim is made, the facts giving rise to an alleged basis for the claim and the amount of liability asserted against the other party by reason of the claim. If any suit, action, proceeding or investigation shall be commenced or any claim or demand shall be asserted by any third party (a “Third Party Claim”) in respect of which indemnification may be sought by any party or parties from any other party or parties under the provisions of this Section VIII, the party or parties seeking indemnification (collectively, the “Indemnitee”) shall promptly provide written notice to the party or parties from which indemnification is sought (collectively, the “Indemnitor”); provided, however, that any failure by an Indemnitee to so notify an Indemnitor will not relieve the Indemnitor from its obligations hereunder, except to the extent that such failure shall have materially prejudiced the defense of such Third Party Claim. The Indemnitor shall have the right to control (except where an insurance carrier has the right to control or where an insurance policy or applicable law prohibits the Indemnitor from taking control of) the defense of any Third Party Claim; provided, however, that the Indemnitee may participate in any such proceeding with counsel of its choice and at its own expense unless there exists a conflict between the Indemnitor and the Indemnitee as to their respective legal defenses, in which case the fees and expenses of any such counsel shall be reimbursed by the Indemnitor. Except as otherwise set forth herein, the Indemnitee shall have the right to participate in (but not control) the defense of any Third Party Claim and to retain its own counsel in connection therewith, but the fees and expenses of any such counsel for the Indemnitee shall be borne by the Indemnitee. The Indemnitor shall not, without the prior written consent of the Indemnitee, effect any settlement of any pending or threatened proceeding in respect of which such Indemnitee is, or with reasonable foresee ability could have been, a party and indemnity could have been sought to be collected from the Indemnitor, unless such settlement includes an unconditional release of such Indemnitee from all liability arising out of such proceeding (provided, however, that, whether or not such a release is required to be obtained, the Indemnitor shall remain liable to such Indemnitee in accordance with this Section VIII in the event that a Third Party Claim is subsequently brought against or sought to be collected from such Indemnitee). The Indemnitor shall be liable for all Losses arising out of any settlement of any Third Party Claim; provided, however, that the Indemnitor shall not be liable for any settlement of any Third Party Claim brought against or sought to be collected from an Indemnitee, the settlement of which is effected by such Indemnitee without such Indemnitor’s written consent, but if settled with such Indemnitor’s written consent, or if there is a final judgment for the plaintiff in any such Third Party Claim, such Indemnitor shall (to the extent stated above) indemnify the Indemnitee from and against any Losses in connection with such Third Party Claim. The indemnification required by this Section VIII shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

d. Neither party shall be liable to the other party for any special, indirect, consequential, or exemplary damages, and any loss of business or profits, whether or not foreseeable, arising out of or in connection with this Agreement (other then in connection with Third Party Claims) . The obligations of each party under this Section shall continue notwithstanding any termination of this Agreement and such indemnification shall survive termination of this Agreement.

IX.	GOVERNING LAW; VENUE

This Agreement shall be governed by and construed in accordance with the laws of the state of New York, its rules of conflict of laws notwithstanding. Each party hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by registered or certified mail addressed and sent to the chief executive officer of such party at such party’s address as noted on the front page of this Agreement.

X.	NOTICES.

Except as set forth otherwise herein, all notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission (with receipt acknowledged) or mailed (registered or certified mail, return receipt requested) to the parties at the addresses or facsimile numbers on the first page of this Agreement. All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon confirmation of transmission, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

XI.	WAIVER.

Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. No failure or delay on the part of party in exercising any right or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

XII.  AMENDMENT.

This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

XIII.  NO THIRD-PARTY BENEFICIARY.

The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

XIV.  HEADINGS.

The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

XV.	INVALID PROVISIONS.

If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

XVI.  COUNTERPARTS.

This Agreement may be executed in any number of counterparts and by facsimile signature, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

XVII.  ENTIRE AGREEMENT.

Except as set forth otherwise herein, this Agreement contains the entire understanding between Network and Station with respect to its subject matter and constitutes the sole relationship between Network and Station for such subject matter, supersedes all previous agreements or understandings (including but not limited to any and all Metro Source Affiliation Agreement, with the exception of the indemnification provision(s) of such agreements, which shall survive in accordance with their terms) between them with respect thereto and shall not be modified except by a signed writing.

XVIII.  AUTHORITY.

The individual executing this Agreement hereby warrants and represents that he/she is legally authorized to execute agreements on behalf of either Network or Station as the case may be and does so intending to be bound legally.

XIX.  COMMUNICATIONS ACT OF 1934.

Network agrees to disclose to Station any and all information that it has or that has been disclosed to it as to any money, service or other valuable consideration which any person has been paid or accepted, or has agreed to pay or accept for the inclusion of any matter as a part of the report other than sponsorships\commercial mentions\spots. The term “service or other valuable consideration” as used in this paragraph shall not include any service or property furnished without charge or at a nominal charge for use on, or in connection with, the reports unless it is so furnished in consideration for an identification in the material provided by Network of any person, product, service, trademark or brand name beyond an identification that is reasonably related to the use of such service or property in such material. With respect to any material for which an announcement is required, Station may, at its option, cancel the broadcast of such material.

XX.	ARBITRATION.

Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or validity thereof (“Dispute”), shall on the demand of any party be finally and exclusively resolved by arbitration in accordance with the then-prevailing JAMS Comprehensive Arbitration Rules and Procedures as modified herein (the “Rules”); provided, however, that any party hereto shall have the right to seek injunctive relief against the other party hereto in the courts of New York, New York, prior to the resolution of any Dispute by arbitration in accordance with this Section XX. There shall be three neutral arbitrators of whom each party shall select one. The claimant shall select its arbitrator in its demand for arbitration and the respondent shall select its arbitrator within 30 days after receipt of the demand for arbitration. The two arbitrators so appointed shall select a third arbitrator to serve as chairperson within fourteen days of the designation of the second of the two arbitrators. If any arbitrator is not timely appointed, at the request of any party such arbitrator shall be appointed by JAMS pursuant to the listing, striking and ranking procedure in the Rules. The place of arbitration shall be New York, New York. The arbitral tribunal shall be required to follow the law of the State of New York. The arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitral tribunal. Judgment upon any award may be entered in any court having jurisdiction.

EXHIBIT 1

PLAY-BY-PLAY SPORTS/NASCAR PREEMPTION RIGHTS AND MAKE GOOD OBLIGATIONS

See Attached.

[Intentionally omitted.]

METRO NETWORKS
a Westwood One company

2800 Post Oak Blvd., Suite 4000
Houston, TX 77056-6199
Phone: 713-407-6000
Fax: 713-407-6348

Agreement No.:____________________

TRAFFIC NETWORK RADIO AFFILIATE AGREEMENT FOR CBS RADIO STATION

Station: [Metro Affiliate Exhibit 1; Column B]

Frequency: [Metro Affiliate Exhibit 1; Column C]

Station Market: [Metro Affiliate Exhibit 1; Column A]

Address: ____________________

City: ________ State: _____ Zip Code: ________

Station Contact: ____________________

Phone Number: ____________________

Fax Number: ____________________

E-Mail: ____________________

Start Date: [Effective Date of Master Agreement]

Term: [Effective Date of Master Agreement – March 31, 2017]

Network Contact: ____________________

Phone Number: ____________________

Fax Number: ____________________

E-Mail: ____________________

DAILY MINIMUM NUMBER OF TRAFFIC REPORTS WEEKDAYS (MON-FRI)	DAILY MINIMUM NUMBER OF TRAFFIC REPORTS WEEKENDS (SAT-SUN)	DAILY MINIMUM NUMBER OF COMMERCIALS WEEKDAYS (MON-FRI)	DAILY MINIMUM NUMBER OF COMMERCIALS WEEKENDS (SAT-SUN)
5 a.m. – 10 a.m. [Metro Aff. Ex. 3; Col. E]	24 hours [Metro Aff. Ex. 3; Col. I]	5 a.m. – 10 a.m. [Metro Aff. Ex. 2; Col. G]	24 hours [Metro Aff. Ex. 2; Col. L]
10 a.m. – 3 p.m. [Metro Aff. Ex. 3; Col. F]		10 a.m. – 3 p.m. [Metro Aff. Ex. 2; Col. H]	
3 p.m. – 8 p.m. [Metro Aff. Ex. 3; Col. G]		3 p.m. – 8 p.m. [Metro Aff. Ex. 2; Col. I]	
8 p.m. – 5 a.m. [Metro Aff. Ex. 3; Col. H]		8 p.m. – 5 a.m. [Metro Aff. Ex. 2; Col. J]	
Total [Metro Aff. Ex. 3; Col. J]	Total [Metro Aff. Ex. 3; Col. I]	Total [Metro Aff. Ex. 2; Col. K]	Total [Metro Aff. Ex. 2; Col. L]

ADDITIONAL SERVICES PROVIDED BY NETWORK/STATION

☐ Aircraft [Metro Affiliate Exhibit 1; Column R] (Specify weekday hours of helicopter traffic coverage.)

☐ Exclusive Traffic Anchors [Metro Affiliate Exhibit 1; Column T] (Specify positions provided by Metro at Station and hours and type of coverage by exclusive traffic anchors.)

☐ Tip Line [Metro Affiliate Exhibit 1; Column U]

☐ Spot Announcements [Metro Affiliate Exhibit 1; Column N] (Specify weekly amount and day part.)

☐ Station Sports/NASCAR Make Good Requirement (If yes, see Exhibit 1 to this Agreement.)

The conditions of this Agreement set forth on the next page(s), including any exhibits attached hereto, are specifically incorporated into and made part of this Agreement.
IN WITNESS WHEREOF, we, the undersigned, hereunto set our hands effective as of the Start Date listed above.

METRO NETWORKS COMMUNICATIONS, LIMITED PARTNERSHIP
BY: METRO NETWORKS COMMUNICATIONS, INC., ITS GENERAL PARTNER

Name/Title: ____________________

By: ____________________

CBS RADIO INC., on behalf of Station [Exhibit 1; Column B]

Name/Title: Walter Berger/Executive Vice President/CFO

By: ____________________

METRO NETWORKS

Metro Traffic Network Radio Affiliation Agreement
With CBS Station(s)

CONDITIONS OF AGREEMENT

Station (as defined on the first page of this Agreement), which is owned and operated by CBS Radio Inc. (“Broadcaster”) and Metro Networks Communications, Limited Partnership (“Network”), an affiliate of Westwood One, Inc. (“Westwood”) hereby agree to the following terms and conditions.

I.	BROADCAST OF TRAFFIC REPORTS AND COMMERCIALS

a. Carriage of Traffic Reports and Commercials.  Network agrees to provide Station with traffic reports (“Traffic Reports”) that are professional, and of broadcast-quality in accordance with prevailing industry standards (“Prevailing Industry Standards”) and Station agrees to broadcast on its analog and HD1 facilities the minimum number of Traffic Reports per day indicated on the first page of this Agreement, including opening commercial mentions (“Commercial Mention”) within :15 seconds of the beginning of each Traffic Report and a :15 second commercial announcement (“Commercial Announcement,” and collectively with Commercial Mentions, the “Commercials”). Station further agrees that any Traffic Reports it runs in addition to the minimum number of Traffic Reports indicated on the first page of this Agreement will carry an opening Commercial Mention within:1 5 seconds of the beginning of each Traffic Report and a :15 second Commercial Announcement. All :15 second Commercial Announcements, at Network’s option, can be aired immediately prior to, within, or immediately after the actual Traffic Report. Network also agrees to provide Station with the services specified on the first page of this Agreement and to the extent indicated on the first page of this Agreement, live traffic services for Stations using a helicopter.

b. Internet Streaming.  The parties agree that for the purposes of this Agreement, the term “broadcast” includes transmission of the Traffic Reports and Commercials over Station’s licensed analog or digital facilities, and simulcast of the Traffic Reports and Commercials by Station via live internet streaming (“Internet Streaming”) on Station’s website (“Station Website”), free of charge for the personal, non-commercial use of visitors to the Station Website. If, during the Term of this Agreement, Network enters into a material agreement with any radio station in Station’s market for provision of the Traffic Reports on terms that allow such third party to exploit the Traffic Reports by a means other than as set forth in the preceding sentence (e.g., through podcasting, messaging) with payment of no or nominal additional consideration (a “More Favorable Agreement”), then Network shall promptly notify Broadcaster in writing of the execution of such More Favorable Agreement, detailing the consideration and/or terms and conditions contained therein and Station shall have the option to then exploit the Traffic Reports on the same terms and conditions and consideration, if any, of the More Favorable Agreement throughout the earlier of: (i) the term of the More Favorable Agreement or (ii) the remainder of the Term.

c. Clearance of Traffic Reports.  Except as set forth in Section I(d) and I(e) below, Station agrees to clear Traffic Reports either by live broadcast or delayed broadcast within five (5) minutes of feed during the scheduled times listed on the first page of this Agreement.

d. Changes to Commercials; Preemption.  Network may from time to time change the Commercials to be broadcast by Station so long as such modification does not increase the number or placement of such Commercials; provided however that with any changes made with respect to Network’s transmission of Commercials, Network shall notify Station’s traffic department by email of any changes in Commercials at least twenty-four (24) hours before such changes become effective. Station shall have the right to preempt any Traffic Reports or Commercials upon advance written notice to Network (which in the case of this Section I(d), the parties agree that electronic mail to individual(s) designated by Network shall suffice for purposes of notice under this Agreement) and solely as follows: (i) in Station’s opinion, the Commercials violate any of Station’s written “standards and practices” (to the extent such have been provided by Station to Network in advance and provided such are applied to Network advertisers in the same manner that they are applied to Station’s cash advertisers), technical quality standards or any applicable law, statutes, ordinances or regulation (“Content Related Preemption”); or (ii) if such Traffic Reports or Commercials are broadcast during any play-by-play sports programming or NASCAR programming (“Sports Related Preemption”).

e. Make Goods.

(i) Content Related Preemption.  If Station preempts Traffic Reports or Commercials for a Content Related Preemption, Station may nevertheless receive credit for broadcasting same by providing a make good (which in the case of a Commercial preempted by Station for the reasons set forth in Section I(d)(ii) above shall be a substitute Commercial which shall be provided by Network within two business day’s notice from Station that the original

Commercial was not acceptable or Station shall be relieved of any make good obligation) (“Make Good”) for such Commercials as follows:

Originally Scheduled Broadcast Date	Make Good Window*	Make Good Time*

Monday-Wednesday	Monday- Friday within the same week as the originally scheduled broadcast date	Same or better daypart as the originally scheduled broadcast date
Thursday- Friday	Monday-Friday within the same week as the originally scheduled broadcast date OR Monday-Wednesday in the week following the originally scheduled broadcast date	Same or better daypart as the originally scheduled broadcast date
Thursday-Friday for time sensitive commercials (e.g., retail sales (including airlines), seasonal copy, movie or other openings or TV or other media “tune-in” (including newspapers), lotteries and sweepstakes) that Network has provided CBS with reasonable advance notice of pursuant to Section I(d)	Reasonable best efforts Monday-Friday within the same week as the originally scheduled broadcast date	Same or better daypart as the originally scheduled broadcast date
Saturday-Sunday	Monday-Sunday in the week following the originally scheduled broadcast date	Same daypart as the originally scheduled broadcast date

*	or at such other time as Network and Station may mutually agree (with the above Make Good Window and Make Good Time collectively referred to as the “Make Good Period”). Traffic Reports, Commercials and Spot Announcements (as defined in Section II below) aired during the Make Good Period in accordance with this section shall be deemed to have run during the relevant Commercial Schedule, with no resulting adverse financial impact on Station or Broadcaster’s clearance percentages and no other financial penalty to Station or Broadcaster as a result thereof.

(ii) Sports Related Preemptions.  If Station preempts Commercials for a Sports Related Preemption, Station shall not be required to provide a Make Good, except if a Make Good requirement is set forth in Exhibit 1 to this Agreement. To the extent that Station is not required to provide a Make Good for a Sports Related Preemption, failure to provide such Make Good shall result in a pro-rata reduction in the Monthly Payment set forth in Section 7(a) of the Station Metro Affiliation Agreement for any Commercials that are not made good but shall have no other adverse financial impact on Station or Broadcaster’s clearance percentages and no other financial penalty to Station or Broadcaster as a result thereof. To the extent that Station is required to provide a Make Good for Sports Related Preemptions as indicated in Exhibit 1 to this Agreement, then Traffic Reports, Commercials and Spot Announcements (as defined in Section II below) aired during the Make Good Period shall be deemed to have run during the relevant Commercial Schedule, with no resulting adverse financial impact on Station or Broadcaster’s clearance percentages and no other financial penalty to Station or Broadcaster as a result thereof.

f. Sponsorship Identifications.  Station shall have the right to add a sponsorship identification to Commercials if Station determines such identification is required to comply with applicable FCC requirements (including but not limited to 47 CFR § 73.1212); provided however that Station agrees that Commercials with obvious sponsorship identification (as contemplated by FCC requirements) will not require disclosure beyond the sponsorship identification already contained in the commercial copy. If Station determines such identification is required, it shall immediately notify Network of such determination and give Network the opportunity to correct such identification issue, in which event Network may provide replacement Commercials.

II.	BROADCAST OF SPOT ANNOUNCEMENTS

In addition, Station agrees to furnish Network certain additional commercial time, if any, (“Spot Announcements”) to the extent indicated on the first page of this Agreement, to broadcast thirty (:30) or sixty (:60) second Spot Announcements, to be used at the discretion of Network, each week. Such Spot Announcements shall broadcast as indicated on the first page of this Agreement. In addition to the foregoing, Station may pre-empt Spot Announcements upon notice to Network in the event that such time is sold commercially for cash or in the event that non-acceptance by Station is due to the fact that the Spot Advertiser was a cash customer of Station in the preceding twelve (12) months.

III.  FAILURE TO BROADCAST/ FORCE MAJEURE

Neither party will have any liability hereunder if performance by such party shall be prevented, interfered with or omitted because of labor dispute, failure of facilities, act of God, government or court action, terrorist act, or any other similar or dissimilar cause beyond the control of the party so failing to perform hereunder.

IV.	NON-SHARING OF INFORMATION/CONFIDENTIALITY

Station agrees that, except as set forth otherwise in this Agreement, no traffic information provided to Station by Network will be made available or sold to any other person(s), entities, radio station or broadcast licensee, without prior written consent of Network. The terms of this Agreement are confidential and neither party shall disclose the contents herein to any third party except as otherwise required by law. This confidentiality shall survive termination of this Agreement.

V.	LIMITATIONS

a. Station Use of Third Party Traffic Information.  Station agrees that no other source for traffic information shall be broadcast on the analog radio signal or HD1 signal of the Station other than traffic information received from Network or traffic information received from: (i) federal, state or local transportation authorities and (ii) traffic services other than Network during times in which Network does not provide local traffic information in the applicable market (e.g., overnights and/or weekends in certain markets). Network agrees that Station may use traffic information from any source (e.g., Traffic.com, Premiere) on any platform used by Station to disseminate information, including but not limited to on the Station’s Website, HD2 signal and through interaction with Station listeners by e-mail, text messaging or otherwise, except that as to Station’s analog radio signal or HD1 signal such Station use shall be limited by the first sentence of this Section. The parties further agree, for the time period from the Effective Date as defined in the Master Agreement (“Commencement Date”) until March 31, 2010, or in the event of a sale of Station pursuant to Section 8 of the Station Metro Affiliation Agreement, at which time, in either case, the following provisions in this paragraph shall no longer apply (unless the buyer in such sale consents to such provision, which consent Broadcaster shall use reasonable commercial efforts to obtain), that: (i) to the extent that Station enters into arrangements to receive traffic information from a third party source (“Third Party Traffic Provider”) pursuant to the previous sentence (“Third Party Traffic Agreement”), Station may broadcast commercials pursuant to such Third Party Traffic Agreement (whether such commercials are for the Third Party itself or for a Third Party’s own advertiser) on the Station’s analog radio signal, HD1 and HD2 signal and Station Website, so long as such commercials are not broadcast on the Station’s analog radio signal or HD1 signal within a Traffic Report or within two minutes before or after a Traffic Report provided to Station by Network (“Two Minute Window”).

b. Station Sale of Advertising Adjacent to Traffic Reports.  During the Term of this Agreement and subject in all respects to Section 12(a)(iii) of the Master Agreement, dated of even date herewith, between Westwood and Broadcaster (“Master Agreement”), Station may (i) sell ten (10)-second sponsorships in or adjacent to Traffic Reports, subject additionally to the limitations set forth in Sections V(a) and(c) of this Agreement and (ii) may sell any advertising on a station-by-station basis.

c. CBS Rep Firm Sale of Advertising Adjacent to Traffic Reports.  Between the Commencement Date and March 31, 2010, Station is permitted to sell ten (10)-second sponsorships in or adjacent to Traffic Reports provided to CBS Radio Inc. pursuant to the various Station Network Affiliation Agreements through one or more CBS Rep Firms, subject to the following limitation: (i) total traffic sales nationwide by a CBS Rep Firm across all CBS Stations may not exceed $3.0 million for the first twelve (12) months after the Effective Date of the Master Agreement, and (ii) total traffic sales nationwide by a CBS Rep Firm across all CBS Stations may not exceed $4.0 million annually for each twelve (12) months after the first anniversary of the Commencement Date. The immediately preceding limitation applies only with respect to ten (10)-second sponsorships in or adjacent to Traffic Reports provided to CBS Radio Inc. pursuant to Metro Traffic Network Radio Affiliate Agreements and not to any other ten (10)-second sponsorships and only until March 31, 2010, at which time there shall be no restrictions on sales of any kind by CBS Rep Firms on behalf of Station or any other CBS owned and operated radio station. To the extent that Commercial Announcements sold by Metro are scheduled for broadcast adjacent to or embedded within a Traffic Report(s) as indicated on the first page of this Agreement, such Traffic Report(s) will be exclusively sold by Network (“Exclusive Network Traffic Reports”), and in such case Radio Station agrees that no other advertiser may be attributed to and/or associated with such Exclusive Network Traffic Report other than a Metro advertiser.

VI.	AFFIDAVITS

During the Term of this Agreement Station agrees to verify and report to Network all clearances of Traffic Reports, Commercials and Spot Announcements, if any, via affidavits (“Affidavits” ) using the Westwood One Electronic Affidavit System or via the Internet on forms as provided therein and/or by methods determined by Network, in its reasonable discretion, within two (2) business days of the originally scheduled broadcast date for such Traffic Reports, Commercials and Spot Announcements or at such other time as Network and Station may mutually agree. The parties agree that the form of Affidavit will accurately reflect the terms of this Agreement, including but not limited to indication upon such Affidavit of Station’s right to provide Make Goods during the Make Good Period. Upon receipt of an Affidavit from Station submitted in accordance with the terms hereof, Network agrees to acknowledge receipt of such Affidavit within twenty-four (24) hours of receipt and agrees to maintain a system by which Station-submitted Affidavits are retained for review and verification purposes. In the event that Station does not submit Affidavits in a timely manner in accordance with the terms of this Section VI, Network will provide Station with written notice of such failure (“Late Affidavit Notice”). Station shall have thirty (30) days after receipt of such Late Affidavit Notice in which to cure such failure (“Cure Period”); provided however that in the event that Station fails to submit such Affidavits during the Cure Period, then such failure shall result in a reduction in the Monthly Payment set forth in Section 7(a) of the Station Metro Affiliation Agreement for any such Affidavits not submitted during the Cure Period.

VII.  EQUIPMENT RESPONSIBILITY

Network shall supply such equipment necessary to produce the Traffic Reports in accordance with Prevailing Industry Standards, including as indicated on the first page of this Agreement (“Equipment”), at no additional cost to Station, except as set forth otherwise herein. Network shall maintain, replace and update such Equipment in accordance with Prevailing Industry Standards. All equipment supplied by Network to Station shall remain the property of Network. Station is solely responsible for the expense and maintenance of all telephone lines for voice transmission and equipment for receipt of the Traffic Reports. Station will not, without authorization of Network, affix any foreign equipment or service to any hardware Network may supply.

VIII.  ASSIGNMENT

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject to Section 8 of the Station Metro Affiliation Agreement and Section 26 of the Master Agreement, neither Broadcaster nor Network may assign its rights or obligations hereunder without the prior written consent of the other party hereto; provided that (i) subject to Section 26 of the Master Agreement, Network may assign all or any of its rights and related obligations hereunder to any of its controlled affiliates, or a third party who acquires more than 50% of the equity or voting interests of Network, all or substantially all of the assets of Network or all or substantially all of the assets comprising any significant business unit or division of Network, in each case, in a single transaction or series of related transactions, without the prior consent of Broadcaster; provided that (x) in the case of any assignment in connection with the sale of all or substantially all of the assets comprising any significant business unit or division of Network, such assignment shall be limited to those rights and related obligations that are related to such business unit or division, (y) in connection with any permitted assignment under this clause (i), the assignee shall assume all of the obligations relating to the rights being assigned, and (z) no assignment under this clause (i) shall relieve Network from any of its obligations or liabilities under this Agreement; (ii) Broadcaster may assign, without the prior consent of Network, all or any of its rights or obligations hereunder to (x) any of its affiliates and (y) any third party who acquires any Broadcaster Station, to the extent the assigned rights are related to the Broadcaster Stations acquired thereby; provided that no assignment under this clause (ii) shall relieve Broadcaster from any of its obligations or liabilities hereunder; and (iii) in respect of any assignment of Broadcaster’s rights and related obligations hereunder to any third party who is not an affiliate of Broadcaster, Network’s prior written consent shall not be unreasonably withheld. Any purported assignment or transfer in violation of the provisions of this Section VIII is null and void and of no force or effect. For the avoidance of doubt, (i) Network agrees that that a sale of Broadcaster as an entity, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise, shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Network and (ii) Broadcaster agrees that, subject to Section 26 of the Master Agreement, a sale of Network as an entity, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Broadcaster. In addition, Broadcaster acknowledges that the Network may engage third parties to manage the distribution of the Programs, or act as an agent of the Network relating to the distribution or production of Programs for the Network or sale of any commercial inventory associated with the Programs, in each case, not from any broadcast facilities leased by, or leased from, Broadcaster (other than independent contractors who shall be permitted access to such broadcast facilities consistent with Past Practice (as such term is defined in the Technical Services Agreement, dated as of even date herewith, between Broadcaster and Westwood), and Broadcaster agrees that it shall remain, and any third party engaged by it shall be, subject to all of the applicable terms and conditions of this Agreement and the Amended and Restated News Programming Agreement, dated of even date herewith, between Broadcaster and Westwood (“Amended News Agreement”). Upon the transfer or assignment of the Station pursuant to Section 8 of the Station Metro Affiliation Agreement, the terms of such Section 8 and Section IX(b)(vi) of this Agreement shall be of no further force or effect and shall not apply to the Buyer of the Station or to any subsequent Buyers.

IX.	TERM; TERMINATION

a. Term.  Subject to clause (ii) of the last sentence of Section 8(a) of the Station Metro Affiliation Agreement, the term of this Agreement shall commence on the Commencement Date and shall continue through and including March 31, 2017, unless earlier terminated as provided herein or in the Station Metro Affiliation Agreement (the “Term”).

b. Termination.  This Agreement may be terminated:

(i) by mutual written consent of Broadcaster and Network;

(ii) by Broadcaster if Network fails to pay an undisputed amount owed to Broadcaster under this Agreement following 30 days written notice;

(iii) by Broadcaster if Network fails to pay an amount owed to Broadcaster that was previously disputed but has since been determined by arbitration pursuant to Section XXII or mutual agreement of the parties to be owed to Broadcaster under this Agreement, within 15 days of such arbitration award or following 15 days written notice of such mutual agreement;

(iv) by Broadcaster following 30 days written notice if (x) three (3) or more disputed payments are submitted to arbitration under Section XXII during the Term of this Agreement, (y) such disputed payments are not deposited with a third party escrow agent reasonably acceptable to Broadcaster and Network within five (5) business days of submission to arbitration and (z) the arbitrator(s) finds in each case that the amount claimed by Broadcaster to be properly payable by Network to Broadcaster under this Agreement is in fact properly payable to Broadcaster under this Agreement;

(v) by either party hereto if (x) it notifies the other party in writing that such other party is in material breach of one or more of its material covenants (other than payment covenants) under this Agreement and such breach is not cured within 30 days of receipt of such written notice, (y) it submits to arbitration under Section XXII such breach or breaches and requests termination as a remedy, and (z) the arbitrator(s) determines (A) that the breaching party has in fact materially breached one or more material covenants (other than payment covenants) under this Agreement, (B) that such breach or breaches have not been cured and have caused significant harm to the non-breaching party, and (C) that termination of this Agreement is an appropriate remedy (after considering other appropriate remedies short of termination);

(vi) automatically in the event of a termination of the Master Agreement and the parties’ rights and obligations shall be governed by the terms of Section 27 of the Master Agreement;

(vii) by Network effective immediately by giving Station notice of termination if Station has delivered to Network intentionally or repeatedly false, inaccurate or incomplete Affidavits concerning the broadcast of the Traffic Reports, Commercials and Spot Announcements; provided however in the event that Network determines that Station has submitted intentionally or repeatedly false, inaccurate or incomplete Affidavits, Network will provide notice to Broadcaster and Station (through a designated official at each) of such failure or problem. Network further agrees that Station shall have thirty (30) days notice and opportunity to cure in the event that such delivery of false, inaccurate or incomplete Affidavits was due to circumstances not approved or condoned by a management level Station official; provided, however, that such opportunity to cure in this instance shall be available to Station on three (3) occasions only during the Term of this Agreement.

(viii) By Broadcaster pursuant to clause (i) of the last sentence of Section 8(a) of the Station Metro Affiliation Agreement.

X.	INDEMNITY

a. From and after the Commencement Date, Broadcaster shall indemnify, defend and hold Network, its affiliates and their respective officers, directors, employees and representatives, and the predecessors, successors and assigns of any of them harmless, from and against any and all actions, claims, damages and liabilities (and all actions in respect thereof and any legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise and whether or not a party thereto), whether or not arising out of third party claims, including reasonable legal fees and expenses in connection with, and other costs of, investigating, preparing or defending any such action or claim, whether or not in connection with litigation in which such person is a party, and as and when incurred (collectively, “Losses”), caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Broadcaster or Station in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith, or (ii) any breach of any covenant or agreement made by Broadcaster or Station in this Agreement.

b. From and after the Effective Date under the Master Agreement, Network shall indemnify, defend and hold Broadcaster, Station, their affiliates and their respective officers, directors, employees and representatives, and the predecessors, successors and assigns of any of them harmless, from and against any Losses, caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Network in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith, (ii) any breach of any covenant or agreement made by Network or Station in this Agreement, or (iii) any claim that the Traffic Reports or Commercials, or the Broadcaster or Station’s use thereof in accordance with the terms and conditions hereunder, violates or infringes the rights of any third party.

c. In the event of a claim for breach of the representations and warranties contained in this Agreement or for failure to fulfill a covenant or agreement, the party asserting such breach or failure shall provide a written notice to the other party which shall state specifically the representation, warranty, covenant or agreement with respect to which the claim is made, the facts giving rise to an alleged basis for the claim and the amount of liability asserted against the other party by reason of the claim. If any suit, action, proceeding or investigation shall be commenced or any claim or demand shall be asserted by any third party (a “Third Party Claim”) in respect of which indemnification may be sought by any party or parties from any other party or parties under the provisions of this Section X, the party or parties seeking indemnification (collectively, the “Indemnitee”) shall promptly provide written notice to the party or parties from which indemnification is sought (collectively, the “Indemnitor”); provided, however, that any failure by an Indemnitee to so notify an Indemnitor will not relieve the Indemnitor from its obligations hereunder, except to the extent that such failure shall have materially prejudiced the defense of such Third Party Claim. The Indemnitor shall have the right to control (except where an insurance carrier has the right to control or where an insurance policy or applicable law prohibits the Indemnitor from taking control of) the defense of any Third Party Claim; provided, however, that the Indemnitee may participate in any such proceeding with counsel of its choice and at its own expense unless there exists a conflict between the Indemnitor and the Indemnitee as to their respective legal defenses, in which case the fees and expenses of any such counsel shall be reimbursed by the Indemnitor. Except as otherwise set forth herein, the Indemnitee shall have the right to participate in (but not control) the defense of any Third Party Claim and to retain its own counsel in connection therewith, but the fees and expenses of any such counsel for the Indemnitee shall be borne by the Indemnitee. The Indemnitor shall not, without the prior written consent of the Indemnitee, effect any settlement of any pending or threatened proceeding in respect of which such Indemnitee is, or with reasonable foresee ability could have been, a party and indemnity could have been sought to be collected from the Indemnitor, unless such settlement includes an unconditional release of such Indemnitee from all liability arising out of such proceeding (provided, however, that, whether or not such a release is required to be obtained, the Indemnitor shall remain liable to such Indemnitee in accordance with this Section X in the event that a Third Party Claim is subsequently brought against or sought to be collected from such Indemnitee). The Indemnitor shall be liable for all Losses arising out of any settlement of any Third Party Claim; provided, however, that the Indemnitor shall not be liable for any settlement of any Third Party Claim brought against or sought to be collected from an Indemnitee, the settlement of which is effected by such Indemnitee without such Indemnitor’s written consent, but if settled with such Indemnitor’s written consent, or if there is a final judgment for the plaintiff in any such Third Party Claim, such Indemnitor shall (to the extent stated above) indemnify the Indemnitee from and against any Losses in connection with such Third Party Claim. The indemnification required by this Section X shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

d. Neither party shall be liable to the other party for any special, indirect, consequential, or exemplary damages, and any loss of business or profits, whether or not foreseeable, arising out of or in connection with this Agreement

(other then in connection with Third Party Claims). The obligations of each party under this Section shall continue notwithstanding any termination of this Agreement and such indemnification shall survive termination of this Agreement.

XI.	GOVERNING LAW; VENUE

This Agreement shall be governed by and construed in accordance with the laws of the state of New York, its rules of conflict of laws notwithstanding. Each party hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by registered or certified mail addressed and sent to the chief executive officer of such party at such party’s address as noted on the front page of this Agreement.

XII.  NOTICES

Except as set forth otherwise herein, all notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission (with receipt acknowledged) or mailed (registered or certified mail, return receipt requested) to the parties at the addresses or facsimile numbers on the first page of this Agreement with courtesy copies as follows:

If to Network:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, California 90071
Attention: Brian J. McCarthy, Esq.
Telecopy: (213) 687-5600

If to Station:

CBS Law Department
51 West 52nd Street
New York, NY 10019
Attention: General Counsel
Telecopy: (212) 975-4215

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon confirmation of transmission, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

XIII.  WAIVER

Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. No failure or delay on the part of party in exercising any right or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

XIV.  AMENDMENT

This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

XV.	NO THIRD-PARTY BENEFICIARY

The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

XVI.  HEADINGS

The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

XVII.  INVALID PROVISIONS

If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

XVIII.  COUNTERPARTS

This Agreement may be executed in any number of counterparts and by facsimile signature, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

XIX.  ENTIRE AGREEMENT

Except as set forth otherwise herein, this Agreement contains the entire understanding between Network and Station with respect to its subject matter and constitutes the sole relationship between Network and Station for such subject matter, supersedes all previous agreements or understandings (including but not limited to any and all Metro Traffic Network Affiliation Agreement, with the exception of the indemnification provision(s) of such agreements, which shall survive in accordance with their terms) between them with respect thereto and shall not be modified except by a signed writing.

XX.	AUTHORITY

The individual executing this Agreement hereby warrants and represents that he/she is legally authorized to execute agreements on behalf of either Network or Station as the case may be and does so intending to be bound legally.

XXI.  COMMUNICATIONS ACT OF 1934

Network agrees to disclose to Station any and all information that it has or that has been disclosed to it as to any money, service or other valuable consideration which any person has been paid or accepted, or has agreed to pay or accept for the inclusion of any matter as a part of the report other than sponsorships\commercial mentions\spots. The term “service or other valuable consideration” as used in this paragraph shall not include any service or property furnished without charge or at a nominal charge for use on, or in connection with, the reports unless it is so furnished in consideration for an identification in the material provided by Network of any person, product, service, trademark or brand name beyond an identification that is reasonably related to the use of such service or property in such material. With respect to any material for which an announcement is required, Station may, at its option, cancel the broadcast of such material.

XXII.  ARBITRATION

Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or validity thereof (“Dispute”), shall on the demand of any party be finally and exclusively resolved by arbitration in accordance with the then-prevailing JAMS Comprehensive Arbitration Rules and Procedures as modified herein (the “Rules”); provided, however, that any party hereto shall have the right to seek injunctive relief against the other party hereto in the courts of New York, New York, prior to the resolution of any Dispute by arbitration in accordance with this

Section XXII. There shall be three neutral arbitrators of whom each party shall select one. The claimant shall select its arbitrator in its demand for arbitration and the respondent shall select its arbitrator within 30 days after receipt of the demand for arbitration. The two arbitrators so appointed shall select a third arbitrator to serve as chairperson within fourteen days of the designation of the second of the two arbitrators. If any arbitrator is not timely appointed, at the request of any party such arbitrator shall be appointed by JAMS pursuant to the listing, striking and ranking procedure in the Rules. The place of arbitration shall be New York, New York. The arbitral tribunal shall be required to follow the law of the State of New York. The arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitral tribunal. Judgment upon any award may be entered in any court having jurisdiction.

EXHIBIT 1

PLAY-BY-PLAY SPORTS/NASCAR PREEMPTION RIGHTS AND MAKE GOOD OBLIGATIONS

See Attached.

[Intentionally omitted.]

EXHIBIT C

AMENDED AND RESTATED NEWS PROGRAMMING AGREEMENT

AMENDED AND RESTATED NEWS PROGRAMMING AGREEMENT, dated as of [          ], 200[  ] (the “Agreement”), between CBS RADIO INC. (formerly known as Infinity Broadcasting Corporation), a Delaware corporation (“Owner”), and WESTWOOD ONE, INC., a Delaware corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, Owner and the Company previously entered into a News Programming Agreement, dated as of March 30, 1999, as amended by the Letter Agreement, dated April 15, 2002 (the “Existing News Programming Agreement”);

WHEREAS, Owner and the Company desire to change their existing business relationship by terminating or amending and restating certain agreements (including the Existing News Programming Agreement) and entering into new agreements, in each case as contemplated by that certain Master Agreement entered into as of October 2, 2007 (the “Master Agreement”); and

WHEREAS, the Company is engaged, among other things, in the business of operating radio networks; and

WHEREAS, pursuant to the Master Agreement, Owner and the Company have agreed, among other things, to enter into this Agreement.

NOW, THEREFORE, the parties hereto covenant and agree that the Existing News Programming Agreement is hereby amended and restated as follows:

1. Programming.

(a) From the date of this Agreement through March 31, 2017 (the “Term”), Owner agrees to provide to the Company, and the Company agrees to license from Owner, on the terms and subject to the conditions set forth in this Agreement, the news programming provided by Owner from time to time and described on Schedule 1 hereto (the “Programming”), which schedule also includes a list of such Programming as of the date hereof.

(b) Owner covenants and agrees that, during the Term, the Programming will be (i) of a quality consistent with the quality of such Programming supplied by Owner to the Company prior to the date hereof, (ii) provided in a manner consistent with past practices and (iii) originated and produced in accordance with Prevailing Industry Standards (as defined in the Amended and Restated Technical Services Agreement, dated as of the date hereof, between Owner and the Company (the “Technical Services Agreement”).

(c) Owner shall retain ultimate editorial control of the Programming, and all rights in and to the Programming not granted herein to the Company (including, without limitation, all copyrights).

2. Scope.  The Programming will be provided by Owner, and the Programming will be utilized by the Company, solely for domestic, English language, AM/FM terrestrial radio broadcast (including HD1 and HD2 channels and any subsequently added similar channels used in connection with terrestrial radio broadcast to the general public) and the simulcast of the Programming by live internet streaming by radio station affiliates of the Company; provided that such live internet streaming, in each case, by radio station affiliates of the Company is for the personal, non-commercial use of visitors to the websites of such radio station affiliates. The Company shall not transmit or otherwise authorize the transmission of any of the Programming by any other means. The Company agrees that: (i) it will distribute the Programming only to radio station affiliates of the Company, including Owner’s owned and operated radio stations; (ii) it will not rebrand the Programming other than as programming of Owner or of Owner affiliates and (iii) it will identify the Programming as Owner programming to the extent Owner has identified the Programming as Owner programming and otherwise distribute the Programming in accordance with the terms of this Agreement.

3. Payments.

(a) The Company shall pay to Owner for the Programming delivered under this Agreement a base programming fee (the “Annual Programming Fee”). The Annual Programming Fee for each twelve (12)-month period through the end of the Term (which shall be prorated for any period that is less than twelve (12) months) is set forth below.1 The Annual Programming Fee shall be payable monthly in arrears in twelve (12) equal installments on the last business day of each

1 Specified rates to be effective as of April 1, 2008 even if the Closing occurs after March 31, 2008.

month during the Term, commencing on [insert date that is the last day of the month in which this Agreement becomes effective] (each, a “Payment Date”). Any installment of the Annual Programming Fee not paid on or prior to its Payment Date shall bear interest at a rate of 8% per annum, calculated from such Payment Date. The obligation of the Company to pay the Annual Programming Fee is unconditional.

Twelve (12)-Month Period Ending March 31,	Annual Programming Fee ($)

2008	12,458,268
2009	12,989,324
2010	13,448,167
2011	13,937,129
2012	14,373,361
2013	14,831,872
2014	15,305,008
2015	15,793,238
2016	16,297,042
2017	16,816,918

(c) Owner acknowledges that it shall have no right whatsoever to share in or otherwise receive any revenues or proceeds (including any profits) derived from any permitted broadcast or use of the Programming provided under Section 2, including any advertising revenues derived therefrom, with the sole exception of the Annual Programming Fee.

4. Delivery of Programming; Distribution Services.  (a) The Programming will be provided and delivered by Owner as provided in the Technical Services Agreement and in Section 1(b) of this Agreement.

(b) The Company shall transmit the Programming as provided in Section 3(a) of the Technical Services Agreement.

5. Production Expenses.  Except as set forth in the Technical Services Agreement, Owner will be responsible for all costs and expenses necessary to compile, produce and deliver the Programming.

6. Exclusivity.  Owner represents and warrants that no other person, firm or corporation has been, and covenants that no other person, firm or corporation will be, granted permission or authority during the Term to: (a) broadcast the Programming or any other CBS Corporation (“CBS”) branded and unbranded news (or news-related) short-form content by means of domestic, English language, AM/FM terrestrial radio broadcast (including HD1 and HD2 channels and any subsequently added similar channels used in connection with terrestrial radio broadcast to the general public); or (b) except for websites of CBS or any of its wholly-owned subsidiaries, CBS News or any of its affiliates, and any of their respective owned and operated over-the-air radio stations, engage in the simulcast of the Programming or any other CBS branded and unbranded news (or news-related) short-form content in the English language via live internet streaming. For the avoidance of doubt, Owner and the Company agree that the exclusivity provision of this Section 6 shall only apply to the news programming produced by Owner, and shall not apply to any other programming produced by CBS television or other non-news affiliates of Owner, whether or not branded as a product of CBS or any of its affiliates.

7. Compliance With CBS Standards and Practices.  The Company shall adhere to Owner’s written policies and written standards with respect to advertising within and contiguous to, and sponsorship of the Programming, that are uniformly applied to all owned and operated stations by Owner and are provided to the Company in advance.

8. Force Majeure.  A party hereto will not have any liability hereunder if performance by such party shall be prevented, interfered with or omitted because of labor dispute, failure of facilities, act of God, government or court action, or any other similar or dissimilar cause beyond the control of the party so failing to perform hereunder.

9. Indemnification.  (a) From and after the date hereof, Owner shall indemnify and hold the Company, its affiliates and their respective directors, officers, affiliates, employees and agents, and the predecessors, successors and assigns of any of them, harmless from and against any and all actions, claims, damages and liabilities (and all actions in respect thereof and any legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise and whether or not a party thereto), whether or not arising out of third party claims, including reasonable legal fees and expenses in connection with, and other costs of, investigating, preparing or defending any such action or claim, whether or not in connection with litigation in which such person is a party, and as and when incurred (collectively, “Losses”), caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Owner in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith, (ii) any breach of any covenant or agreement made by Owner in this

Agreement, or (iii) any claim that the Programming, or the Company’s use thereof in accordance with the terms and conditions hereunder, violates or infringes the rights of any third party.

(b) From and after the date hereof, the Company shall indemnify and hold Owner, its affiliates and their respective directors, officers, affiliates, employees and agents, and the successors and assigns of any of them, harmless from and against any and all Losses caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of the Company in this Agreement or any certificate or other document delivered pursuant hereto or in connection herewith and (ii) any breach of any covenant or agreement of the Company contained in this Agreement.

(c) In the event of a claim for breach of the representations and warranties contained in this Agreement or for failure to fulfill a covenant or agreement, the party asserting such breach or failure shall provide a written notice to the other party which shall state specifically the representation, warranty, covenant or agreement with respect to which the claim is made, the facts giving rise to an alleged basis for the claim and the amount of liability asserted against the other party by reason of the claim. If any suit, action, proceeding or investigation shall be commenced or any claim or demand shall be asserted by any third party (a “Third Party Claim”) in respect of which indemnification may be sought by any party or parties from any other party or parties under the provisions of this Section 9, the party or parties seeking indemnification (collectively, the “Indemnitee”) shall promptly provide written notice to the party or parties from which indemnification is sought (collectively, the “Indemnitor”); provided, however, that any failure by an Indemnitee to so notify an Indemnitor will not relieve the Indemnitor from its obligations hereunder, except to the extent that such failure shall have materially prejudiced the defense of such Third Party Claim. The Indemnitor shall have the right to control (except where an insurance carrier has the right to control or where an insurance policy or applicable law prohibits the Indemnitor from taking control of) the defense of any Third Party Claim; provided, however, that the Indemnitee may participate in any such proceeding with counsel of its choice and at its own expense unless there exists a conflict between the Indemnitor and the Indemnitee as to their respective legal defenses, in which case the fees and expenses of any such counsel shall be reimbursed by the Indemnitor. Except as otherwise set forth herein, the Indemnitee shall have the right to participate in (but not control) the defense of any Third Party Claim and to retain its own counsel in connection therewith, but the fees and expenses of any such counsel for the Indemnitee shall be borne by the Indemnitee. The Indemnitor shall not, without the prior written consent of the Indemnitee, effect any settlement of any pending or threatened proceeding in respect of which such Indemnitee is, or with reasonable foreseeability could have been, a party and indemnity could have been sought to be collected from the Indemnitor, unless such settlement includes an unconditional release of such Indemnitee from all liability arising out of such proceeding (provided, however, that, whether or not such a release is required to be obtained, the Indemnitor shall remain liable to such Indemnitee in accordance with this Section 9 in the event that a Third Party Claim is subsequently brought against or sought to be collected from such Indemnitee). The Indemnitor shall be liable for all Losses arising out of any settlement of any Third Party Claim; provided, however, that the Indemnitor shall not be liable for any settlement of any Third Party Claim brought against or sought to be collected from an Indemnitee, the settlement of which is effected by such Indemnitee without such Indemnitor’s written consent, but if settled with such Indemnitor’s written consent, or if there is a final judgment for the plaintiff in any such Third Party Claim, such Indemnitor shall (to the extent stated above) indemnify the Indemnitee from and against any Losses in connection with such Third Party Claim. The indemnification required by Section 9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

(d) Owner and the Company agree that, in the event it is determined in an arbitration proceeding instituted pursuant to Section 16 hereof that the Company or Owner is in breach of any of its obligations hereunder (such party, the “breaching party”), the other party (such party, the “non-breaching party”) shall have the right to offset, set off and defend (the “Offset Right”) any amount determined in such arbitration to be owed by the breaching party against any claim, counterclaim, defense, liability or other obligation (“Claim”) that the non-breaching party may have to the breaching party at any time pursuant to the terms of any of the New Transaction Documents (as defined in the Master Agreement) and likewise Owner and the Company agree that in the event it is determined in an arbitration proceeding instituted pursuant to the terms of any of the New Transaction Documents that a breach has occurred therein, then the same may be treated as an Offset Right against any Claim under this Agreement.

10. Termination.  (a) This Agreement may be terminated (i) by mutual written consent of Owner and the Company; (ii) by Owner if the Company fails to pay an undisputed amount owed to Owner under this Agreement following 30 days written notice, (iii) by Owner if the Company fails to pay an amount owed to Owner under this Agreement that was previously disputed but has since been determined by arbitration pursuant to Section 16 or mutual agreement of the Parties, to be owed to Owner under this Agreement, within 15 days of such arbitration award or following 15 days written notice of such mutual agreement, (iv) by Owner following 30 days written notice if (x) two or more disputed payments under this

Agreement are submitted to arbitration under Section 16 during the Term, (y) such disputed payments are not deposited with a third party escrow agent reasonably acceptable to CBS and WON within five business days following submission to arbitration and (z) the arbitrator(s) finds in each case that the amount claimed by Owner to be properly payable by the Company to Owner under this Agreement is in fact properly payable to Owner under this Agreement, (v) by either party hereto if (x) it notifies the other party in writing that such other party is in material breach of one or more of its material covenants (other than payment covenants) under this Agreement and such breach is not cured within 30 days of receipt of such written notice, (y) it submits to arbitration under Section 16 such breach or breaches and requests termination as a remedy and (z) the arbitrator(s) determines (A) that the breaching party has in fact materially breached one or more material covenants (other than payment covenants) under this Agreement, (B) that such breach or breaches have not been cured and have caused significant harm to the non-breaching party and (C) that termination of this Agreement is an appropriate remedy (after considering other appropriate remedies short of termination), (vi) by Owner upon termination of the Technical Services Agreement pursuant to Section 5(b) or 5(c) thereof or (vii) automatically pursuant to Section 5(e) of the Technical Services Agreement (solely as a result of the termination of the Broadcast Center Lease pursuant to Section 14(b) thereof). In addition, this Agreement shall automatically terminate immediately upon any termination of the Master Agreement in accordance with the terms thereof; provided, however, that if the Master Agreement terminates prior to the end of the Term (such date of termination the “Termination Date”), without limiting Section 10(c) hereof, the Company shall pay to Owner, not later than the next scheduled Payment Date, the undisputed amount of the Annual Programming Fee accrued to the Termination Date. Any such undisputed payment not paid on or prior to the applicable Payment Date shall accrue interest in accordance with Section 3(a) until its payment in full. Further, this Agreement may be terminated by the Company following written notice to Owner in the event that either: (x) 50% of the WWO Affiliation Agreements (as such term is defined in Section 4 of the Master Agreement) in two of the top 10 markets are terminated due to breach by Owner; (y) 50% of the WWO Affiliation Agreements in four of the top 20 markets are terminated due to breach by Owner, or (z) 20% of the WWO Affiliation Agreements are terminated due to breach by Owner, in each case, in accordance with the applicable termination provisions thereof; provided that any undisputed fees accrued hereunder as of the date of such termination shall become due and payable by the Company to Owner immediately upon any such termination. Finally, this Agreement may be terminated by the non-breaching party upon 30 days written notice to the breaching party following the occurrence of a Fundamental Default (as such term is defined in Section 27(b) of the Master Agreement).

(b) Upon the termination of the New License Agreement and for so long as this Agreement shall remain in full force and effect, the Company shall not have any right to use the Trademarks or Tradename (as defined in the New License Agreement) except for the limited right to use the Trademarks and Tradename solely in connection with the identification of the Programming and in accordance with its rights and obligations hereunder.

(c) No termination of this Agreement shall affect or limit in any way any other rights or remedies available to the terminating party at law or in equity.

(d) No termination of this Agreement or the Technical Services Agreement shall affect the obligations of the Company set forth in footnote 4 to Schedule 2 to the Technical Services Agreement.

11. No Partnership or Joint Venture.  This Agreement is not intended to be and shall not be construed as a partnership or joint venture agreement between the parties. Except as otherwise specifically provided in this Agreement, no party to this Agreement shall be authorized to act as agent of or otherwise represent the other party to this Agreement.

12. Entire Agreement; Schedules.  This Agreement and the New Transaction Documents (as defined in the Master Agreement) and the exhibits and schedules hereto and thereto, embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understandings relating to the matters provided for herein, including the Existing News Programming Agreement, with the exception of the indemnification provisions of the Existing News Programming Agreement, which indemnification provisions shall continue in accordance with their terms relating to third party claims as contemplated by the Mutual General Release and Covenant Not to Sue, dated as of the date hereof, by and between the Owner and the Company.

13. Further Assurances.  (a) Each of Owner and the Company agrees to execute and deliver such instruments and take such other actions as may reasonably be required to carry out the intent of this Agreement.

(b) Each of Owner and the Company agree to designate a senior-level manager to act as the primary contact for the other party in supervising, managing or otherwise responding to any matter which the other party considers significant and relating to the services being rendered by the other party under the terms of this Agreement.

14. Affiliate.  When used in this Agreement (other than in the context of any radio station affiliates) the term “affiliate” shall have the meaning assigned to such term in Rule 405 promulgated under the Securities Act of 1933, as amended.

15. Benefit and Assignment.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither Owner nor the Company may assign its rights or obligations hereunder without the prior written consent of the other party hereto; provided that (i) subject to Section 26 of the Master Agreement, the Company may assign all or any of its rights and related obligations hereunder to any of its controlled affiliates, or a third party who acquires more than 50% of the equity or voting interests of the Company, all or substantially all of the assets of the Company or all or substantially all of the assets comprising any significant business unit or division of the Company, in each case, in a single transaction or series of related transactions, without the prior consent of Owner; provided that (x) in the case of any assignment in connection with the sale of all or substantially all of the assets comprising any significant business unit or division of the Company, such assignment shall be limited to those rights and obligations that are related to such business unit or division, (y) in connection with any permitted assignment under this clause (i), the assignee shall assume all of the obligations relating to the rights being assigned, and (z) no assignment under this clause (i) shall relieve the Company from any of its obligations or liabilities hereunder; (ii) Owner may assign, without the prior consent of the Company, all or any of its rights and related obligations hereunder to any of its affiliates, provided that no assignment under this clause (ii) shall relieve Owner from any of its obligations or liabilities hereunder; and (iii) in respect of any assignment of Owner’s rights and related obligations hereunder to any third party who is not an affiliate of Owner, the Company’s prior written consent shall not be unreasonably withheld. Any purported assignment or transfer in violation of the provisions of this Section 15 is null and void and of no force or effect. For the avoidance of doubt, (i) the Company agrees that that a sale of Owner in its entirety, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise, shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of the Company and (ii) Owner agrees that that a sale of the Company in its entirety, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise, shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Owner. In addition, Owner acknowledges that the Company may engage third parties to manage the distribution of the Programming, or act as an agent of the Company relating to the distribution or production of Programming for the Company or sale of any commercial inventory associated with the Programming, in each case, not from any broadcast facilities leased by, or leased from, Owner (other than independent contractors who shall be permitted access to such broadcast facilities consistent with Past Practices (as such term is defined in the Technical Services Agreement)), and the Company agrees that it shall remain, and any third party engaged by it shall be, subject to all of the applicable terms and conditions of this Agreement. Furthermore, Owner acknowledges that an engagement described in the immediately preceding sentence shall not constitute an assignment hereunder.

16. Arbitration.  Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or validity thereof (“Dispute”), shall on the demand of any party be finally and exclusively resolved by arbitration in accordance with the then-prevailing JAMS Comprehensive Arbitration Rules and Procedures as modified herein (the “Rules”); provided, however, that any party hereto shall have the right to seek injunctive relief against the other party hereto in the courts of New York, New York, prior to the resolution of any Dispute by arbitration in accordance with this Section 16. There shall be three neutral arbitrators of whom each party shall select one. The claimant shall select its arbitrator in its demand for arbitration and the respondent shall select its arbitrator within 30 days after receipt of the demand for arbitration. The two arbitrators so appointed shall select a third arbitrator to serve as chairperson within fourteen days of the designation of the second of the two arbitrators. If any arbitrator is not timely appointed, at the request of any party such arbitrator shall be appointed by JAMS pursuant to the listing, striking and ranking procedure in the Rules. The place of arbitration shall be New York, New York. The arbitral tribunal shall be required to follow the law of the State of New York. The arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitral tribunal. Judgment upon any award may be entered in any court having jurisdiction.

17. Incorporation by Reference of the Master Agreement.  The following provisions of the Master Agreement shall be expressly incorporated herein by reference (and read so as to apply to this Agreement): Sections 28 (a) (Notices), (c) (Waiver), (d) (Amendment), (e) (No Third-Party Beneficiary), (g) (Headings), (h) (Invalid Provisions; which subsection (h), when incorporated herein, shall not exclude from the provisions thereof any sections of this Agreement), (j) (Press Release), (k) (Governing Law), (m) (Counterparts), and (n) (Expenses). In the event of a conflict between any of the foregoing provisions from the Master Agreement and the terms of this Agreement (with the express exception of this Section 17), the terms of this Agreement shall prevail.

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IN WITNESS WHEREOF, the parties have executed this Amended and Restated News Programming Agreement as of the date first above written.

CBS RADIO INC.

By:
Name:

Title:

WESTWOOD ONE, INC.

By:
Name:

Title:

Signature Page to Amended and Restated News Programming Agreement

Schedule 1

CBS NEWS PROGRAMMING

Live and recorded radio news programming consisting of, but not limited to, live hourly newscasts, live news updates, live long-form programming, live special events programming, live bulletins, live customized news programming, and live affiliate news actuality feeds, and including the following programming (or mutually agreeable substitute programming):

•	CBS News on-the Hour Newscasts (24 x 7 x 365) (no less than four (4) minutes of news content, format consistent with past practice)

•	World News Roundup (AM and PM Editions) (weekdays, format consistent with past practice)

•	CBS News Updates at :31 (24 x 7 x 365) (no less than :60 in length)

•	What’s in the News (M-F)

•	Katie Couric Notebook (M-F daily feature by anchor of CBS Evening News)

•	Just A Minute w/ Harry Smith (M-F daily feature)

•	CBS Newsfeeds — 18 feed a day M-F and 6 on weekends — (number of soundbites/cuts consistent with past practice)

•	CBS Spectrum Newscasts (M-F, 6a-11a, :60 in length)

•	CBS Weekend Roundup (format consistent with past practice)

•	CBS Daily Features (M-F, number and format of features consistent with past practice)

•	CBS Weekend Features (number and format consistent with past practice)

•	Unanchored feeds of major speeches, news conferences, hearings and other news events, consistent with past practice.

•	Coverage produced specifically for radio and anchored of major scheduled news events, e.g. presidential speeches, space shuttle launches and newsmaker news conferences.

•	Continuous anchored coverage and short form reports of major breaking news stories, consistent with past practice.

SCHEDULE 1

EXHIBIT D

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is entered into as of [          ], 200[  ], by and between Westwood One, Inc., a Delaware corporation (the “Company”), and CBS Radio Inc. (formerly known as Infinity Broadcasting Corporation), a Delaware corporation (“CBS”).

W I T N E S S E T H:

WHEREAS, CBS and its subsidiaries currently own 16,000,000 shares (the “CBS Shares”) of the common stock, par value $.01 per share, of the Company (“Common Stock”);

WHEREAS, the Company and CBS desire in this Agreement to provide for, with respect to the CBS Shares, (i) the granting to CBS of the registration rights set forth herein, and (ii) certain contractual restrictions on any sale or disposition thereof;

NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1

REGISTRATION RIGHTS

1.1  Definitions.  As used in this Section 1:

(a) The term “Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the “1933 Act”).

(b) The terms “register,” “registered,” and “registration” refer to a registration effected by filing with the Securities and Exchange Commission (the “SEC”) a registration statement (“Registration Statement”) in compliance with the 1933 Act and the declaration or ordering by the SEC at the effectiveness of such Registration Statement.

(c) The term “Registrable Securities” means the CBS Shares and any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend, stock split or other distribution with respect to, or in exchange for, upon reclassification or in replacement of, Registrable Securities. In the event of any recapitalization by the Company, whether by stock split, reverse stock split, stock dividend or otherwise, the number of shares of Registrable Securities used throughout this Agreement for various purposes shall be proportionately increased or decreased.

(d) The term “Shelf Registration Statement” means a “shelf” registration statement of the Company relating to an offering pursuant to Rule 415 of the 1933 Act (which shall be an Automatic Shelf Registration Statement if the Company is a Well-Known Seasoned Issuer) which covers all of the Registrable Securities, on Form S-3 under the 1933 Act, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

(e) The term “Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 of the General Rules and Regulations promulgated under the 1933 Act and which (a) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (b) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the 1933 Act.

1.2  Demand Registration.  If at any time on or after December 1, 2007, the Company receives from CBS or its permitted transferees a written request to register shares of Registrable Securities (a “Demand”), the Company shall prepare and file a Registration Statement under the 1933 Act covering the shares so requested to be registered on Form S-3 or other available form (which may be a Shelf Registration Statement if so requested by CBS or its permitted transferees), and shall use its best efforts to cause as expeditiously as possible such Registration Statement to become effective or if the Company is a Well-Known Seasoned Issuer at time of receipt of a Demand, Company shall cause the Registration Statement to be filed pursuant to an Automatic Shelf Registration Statement; provided that in no event shall the Company be obligated to file an Automatic Shelf Registration Statement prior to December 31, 2007. The

Company shall be required to register the Registrable Securities pursuant to this Section 1.2 in response to any Demand by CBS, provided (i) no Demand may be made by CBS until on and after December 1, 2007, (ii) only one Demand may be made by CBS (together with all permitted assignees thereof pursuant to Section 1.8) in any calendar year and (iii) only four (4) Demands may be made by CBS hereunder (which shall include any Demand for a Shelf Registration Statement). The registration of Registrable Securities under this Section 1.2 shall not be deemed to have been requested unless such registration becomes effective (provided that if, within one hundred and twenty (120) days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have become effective unless 80% of such Registrable Securities have been sold pursuant to such registration), and if the registration has remained effective for one hundred and twenty (120) days without such interference such registration shall be deemed to have been requested regardless of whether any of the Registrable Securities are ultimately sold pursuant to such registration. The Company may grant piggyback registration rights with respect to any registration statement demanded pursuant to this Section 1.2, provided that any such rights shall be subject to the priority of CBS’s rights under this Section 1.2.

1.3  Postponement.  If at the time a request for registration is made pursuant to 1.2, the Company is in the process of registering securities under the 1933 Act for sale by it or has pending or in process a material transaction, the disclosure of which would, in the good faith judgment of the Board of Directors of the Company, materially and adversely affect the Company, the Company may defer the filing (but not the preparation) of the requested Registration Statement (a) in the case of another registration statement in process, until the filing or abandonment of such registration statement but in no event longer than one hundred and five (105) days, and (b) in the case of a material transaction, for up to one hundred and five (105) days (but the Company shall use its reasonable best efforts to resolve the transaction and file the Registration Statement as soon as practicable).

1.4  Incidental Registrations.

(a) If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of security holders, other than a registration relating solely to employee benefit plans or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, the Company will:

(i) promptly give to CBS written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

(ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request, made by CBS within thirty (30) days after receipt of such written notice from the Company, except as set forth in Section 1.4(b) below.

(b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise CBS as a part of the written notice given pursuant to Section 1.4(a)(i). In such event the right of CBS to registration pursuant to this Section 1.4 shall be conditioned upon CBS’s participation in such underwriting and the inclusion of CBS’s Registrable Securities in the underwriting to the extent provided herein. CBS, together with the Company and the other parties distributing their securities through such underwriting, shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.4, if the underwriter determines that marketing factors require a limitation of the number of shares or type of securities to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting subject to the terms of this Section. The Company shall so advise all holders of the Company’s securities that would otherwise have a right to be so registered and underwritten. The number of shares of such securities, including Registrable Securities, that may be included in the registration and, underwriting shall be allocated among CBS and all such other holders in proportion, as nearly as practicable, to the respective amounts of securities of the Company proposed to be included in such underwritten offering by all shareholders other than the Company; provided, however, that the rights of CBS to include all or any allocable portion of such Registrable Securities shall be subject to the priority (prior to any allocation to CBS or others) of the holders of existing “demand” registration rights similar to that provided in Section 1.2 hereof existing on the date hereof, which rights are identified on Schedule 1.4(b), and of other holders of demand registration rights permitted pursuant to the proviso to Section 1.10 hereof. No securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If CBS disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

(c) CBS agrees that any shares of Registrable Securities which are not included in an underwritten public offering described in Section 1.4(b) shall not be publicly sold by CBS for a period, not to exceed one hundred and twenty (120) days, which the managing underwriter reasonably determines is necessary in order to effect such underwritten public offering.

1.5  Expenses of Registration.  All expenses incurred in connection with the registrations effected pursuant to Section 1.2 and all registrations effected pursuant to Section 1.4, including, without limitation, all registration, filing, listing and qualification fees (including SEC, securities exchange, National Association of Securities Dealers Inc. and blue sky fees and expenses), printing expenses, escrow fees, fees and disbursements of counsel for each of the Company and CBS (if CBS is participating in such registration), and expenses of any special audits and/or “cold comfort” letters incidental to or required by such registration, fees and disbursements of underwriters customarily paid by issuers or sellers of securities, and the reasonable fees and expenses of any special experts retained by the Company in connection with the requested registration shall be borne by the Company; provided, however, that the Company shall not be required to pay stock transfer taxes or underwriters’ discounts or commissions relating to Registrable Securities.

1.6  Obligations of the Company.  Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC (but in any event within ninety (90) days after the date of the Demand pursuant to Section 1.2) a Registration Statement with respect to such Registrable Securities (which, in the case of a Demand registration pursuant to Section 1.2, shall be on Form S-3 (and which shall be an Automatic Shelf Registration Statement if available to the Company) or other available form designated by the underwriters or CBS) and use its diligent best efforts to cause such Registration Statement to become effective, and, upon the request of CBS, keep such Registration Statement effective for up to one hundred and twenty (120) days or such longer period as the Company may agree upon, or until CBS has completed the distribution relating thereto, whichever occurs first;

(b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such registration statement effective as provided in Section 1.6(a) and to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such Registration Statement, provided that, before filing a Registration Statement or prospectus, or any amendments or supplements thereto, the Company will furnish to CBS copies of all documents proposed to be filed, which documents will be submitted to CBS and its counsel for comment;

(c) furnish to CBS such numbers of copies of the registration statement, the prospectus, including a preliminary prospectus, and of each amendment and supplement (in each case, including all exhibits), in conformity with the requirements of the 1933 Act, and such other documents as CBS may reasonably request in order to facilitate the disposition of Registrable Securities owned by CBS;

(d) use its reasonable best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions in such states as shall be reasonably necessary to facilitate an orderly distribution of the Registrable Securities, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any such jurisdiction that, but for the requirements of this Section 1.6(d), it would not be obligated to be so qualified or to file a general consent to service of process in any such states or jurisdictions;

(e) use its reasonable best efforts to cause such securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities of the United States of America or any state thereof as may be necessary to enable CBS to consummate the disposition of such securities;

(f) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, usual and customary in form, with the managing underwriter of such offering; CBS shall also enter into and perform its obligations under such agreement; and the Company shall take such other actions as the underwriters reasonably request in order to expedite or facilitate a disposition of such securities;

(g) use its best efforts to cause all such securities covered by such Registration Statement to be listed on any securities exchange on which the Common Stock is then listed, and if the Common Stock is not already so listed at such time, to use its best efforts promptly to cause all such securities to be listed on either the New York Stock

Exchange or the American Stock Exchange or to be included in the National Association of Securities Dealers Automotive Quotation System on the National Market List; and to provide a transfer agent and registrar for such securities covered by such Registration Statement no later than the effective date of such Registration Statement;

(h) use its best efforts to obtain a “cold comfort” letter or letters, usual and customary in form, from the Company’s independent public accountants and covering matters of the type customarily covered by “cold comfort” letters as CBS shall reasonably request;

(i) notify CBS at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which, or of the Company becoming otherwise aware that, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of CBS, prepare and furnish to CBS a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities under such Registration Statement, such prospectus shall not include an untrue statement of a material fact or a misstatement of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(j) make reasonably available for inspection by representatives of CBS, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by CBS or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company reasonably requested by such persons in connection with such Registration Statement.

CBS agrees that, upon receipt of any notice from the Company of the happening of any event described in Section 1.6(i), CBS will forthwith discontinue disposition of such securities pursuant to such Registration Statement until CBS’s receipt of the copies of the supplemental or amended prospectus contemplated by Section 1.4(i), and, as so directed by the Company, CBS will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in CBS’s possession, of the prospectus covering such securities covered by such Registration Statement current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 1.6(a) shall be extended by the number of days during the period from the date of the giving of such notice pursuant to Section 1.6(i) and through the date when each seller of such securities covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 1.6(i).

1.7  Selection of Underwriter.  In any underwritten registration which is being effected pursuant to Section 1.2, CBS shall have the exclusive right to designate the managing underwriter or underwriters with respect to the related offer, which underwriter or underwriters must be reasonably acceptable to the Company and shall be engaged pursuant to customary market terms. In all other registrations, the Company shall select, in its sole discretion, the managing underwriter or underwriters with respect to the related offering of the Common Stock.

1.8  Indemnification.

(a) The Company will, and does hereby undertake to, indemnify and hold harmless CBS, each of CBS’s officers, directors and affiliates, and each person controlling CBS, with respect to any registration, qualification, listing, or compliance effected pursuant to this Section 1, and each underwriter, if any (including any broker or dealer which may be deemed an underwriter), and each person who controls any underwriter (including any such broker or dealer), of the Registrable Securities held by or issuable to CBS, against all claims, losses, damages, liabilities and expenses, joint or several (or actions in respect thereto whether or not a party thereto), to which they may become subject under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), or other federal, state or common law, or otherwise, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary, final or summary prospectus, offering circular, or other similar document or any amendment or supplement thereto (including any related Registration Statement, notification, or the like) incident to any such registration, qualification, listing, or compliance, or arising out of or based upon any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation or alleged violation by the Company of any federal, state or common law, rule or regulation applicable to the Company in connection with any such registration, qualification, or compliance, and will reimburse, as incurred, CBS, each such underwriter, and each such director, officer, affiliate and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action (whether or not the indemnified party is a party to any proceeding); provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by CBS or by such underwriter and stated to be specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of CBS or any other indemnified party and shall survive the transfer of such securities by CBS.

(b) CBS will indemnify the Company, each of its directors, and each officer who signs a Registration Statement in connection therewith, and each person controlling the Company, each underwriter, if any, and each person who controls any underwriter, of the Company’s securities covered by such a Registration Statement, against all claims, losses, damages, liabilities and expenses, joint or several (or actions in respect thereto whether or not a party thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, preliminary, final or summary prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Company, each such underwriter and each such director, officer, partner, and controlling person, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action (whether or not the indemnified party is a party to any proceeding), in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, preliminary, final or summary prospectus, offering circular or other document, in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by CBS and stated to be specifically for use therein; provided, however, that the liability of CBS hereunder shall be limited to the net proceeds received by CBS from the sale of securities under such Registration Statement.

(c) Each party entitled to indemnification under this Section 1.8 (the “Indemnified Party”) shall give notice to the party required to provide such indemnification (the “Indemnifying Party”) of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at the Indemnifying Party’s expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a full and final release from all liability in respect to such claim or litigation.

(d) Indemnification similar to that specified in this Section 1.8 (with appropriate modifications) shall be given by the Company and CBS with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the 1933 Act.

(e) If recovery is not available under the foregoing indemnification provisions of this Section 1.8 for any reason other than as expressly specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses. In determining the amount of contribution which the respective parties are entitled, there shall be considered the relative fault of each party in connection with the statements or omissions which resulted in such claims, losses, damages or actions, as well as other equitable considerations appropriate under the circumstances. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this section 1.8(e), CBS will not be obligated to make contributions which, in the aggregate, exceed the amount for which it would have been liable pursuant to Section 1.6(b) had indemnification been available thereunder.

(f) The obligations of the parties under this Section 1.8 shall be in addition to any liabilities which any party may otherwise have to any other party.

1.9  Information by CBS.  CBS shall furnish to the Company such information regarding CBS and the distribution proposed by CBS as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Section 1.

1.10  Transfer of Registration Rights.  The rights contained in Sections 1.2 and 1.4 hereof, to cause the Company to register the Registrable Securities, and all other rights of CBS hereunder, may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities, provided that such transferee or assignee (or, if such transferee or assignee is a wholly-owned subsidiary of CBS Corporation, together with CBS Corporation and other wholly-owned subsidiaries of CBS Corporation) acquires at least 2,800,000 shares of the Common Stock constituting Registrable Securities held by the transferring holder, and, provided further, that the Company is given written notice by the transferor at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

1.11  Limitations on Subsequent Registration Rights.  From and after the date of this Agreement, the Company shall not, without the prior written consent of CBS, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to (a) require the Company to effect a registration under terms and conditions inconsistent with CBS’s registration rights under Sections 1.2 or 1.4 hereof, or (b) include any securities in any registration filed under Section 1.2 hereof, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent of such holder’s allocable portion consistent with Section 1.4(b); provided, however, that the Company may grant rights to demand registrations under which such holders shall have priority (prior to allocation among CBS and other holders possessing “piggyback” registration rights, but not prior to CBS’s Demand rights under Section 1.2 hereof).

1.12  Rule 144 Reporting.  With a view to making available to CBS the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(a) at all times make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the 1933 Act;

(b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the 1933 Act and 1934 Act; and

(c) so long as CBS Corporation or any of its subsidiaries owns any Registrable Securities, furnish to CBS forthwith upon request: (i) a written statement by the Company as to its compliance with the reporting requirements of (A) said Rule 144 of the 1933 Act, (B) the 1993 Act and (C) the 1934 Act; (ii) a copy of the most recent annual or quarterly report of the Company; and (iii) such other reports and documents as CBS may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

Section 2

MISCELLANEOUS

2.1  Entire Agreement.  This Agreement constitutes the entire agreement of the parties and supersedes all prior written or oral agreements, contemporaneous oral agreements, understandings and negotiations between the parties with respect to the subject matter hereof.

2.2  Governing Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of New York, its rules of conflict of laws notwithstanding.

2.3  Amendments and Waivers.  This Agreement may not be modified, amended or waived except by written document specifically identifying this Agreement and signed by the parties, except that waivers may be effected by such written document if only signed by the party against which such waiver is sought to be enforced.

2.4  Headings.  The headings included in this Agreement are for convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

2.5  Attorneys’ Fees.  In the event of litigation or other proceeding in connection with or related to this Agreement, the prevailing party in such litigation or proceeding shall be entitled to reimbursement from the opposing party of all reasonable expenses, including, without limitation, reasonable attorneys’ fees and expenses of investigation in connection with such litigation or proceeding.

2.6  Notices.  All notices hereunder shall be in writing and shall be given to the respective parties by U.S. mail (prepaid registered or certified mail, with return receipt requested), personal delivery, or facsimile transmission to their respective addresses as follows:

If to the Company:

Westwood One, Inc.
40 West 57th Street, 15th Floor
New York, New York 10019
Attention: General Counsel
Telecopy: (212) 641-2198

with a copy to:

Skadden, Arps, Slate, Meagher & Flom
300 South Grand Avenue
Los Angeles, California 90071
Attention: Brian J. McCarthy, Esq.
Facsimile: (213) 687-5600

If to CBS:

CBS Radio Inc.
1515 Broadway, 46th Floor
New York, New York 10036
Attention: Chairman & CEO
Telecopy: (212) 846-2342

with copies to:

CBS Corporation
51 West 52 Street
New York, New York 10019
Attention: General Counsel
Facsimile: (212) 975-4215

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Howard Chatzinoff, Esq.
Michael Lubowitz, Esq.
Facsimile: (212) 310-8007

All such notices shall be deemed effective upon receipt.

2.7  Successors and Assigns.  Subject to Section 1.10 hereof, this Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns. The Company may not assign its rights under this Agreement without the prior written consent of CBS.

2.8  Remedies, Waivers.  No failure or delay on the part of any party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. The parties to this Agreement acknowledge and agree that the breach of any of the terms of this Agreement will cause irreparable injury for which an adequate remedy at law is not available. Accordingly, it is agreed that either party shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, without the requirement of posting any bond. All rights and remedies existing under this Agreement are cumulative to and not exclusive of, any rights or remedies available under this Agreement or otherwise.

2.9  Severability.  In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of this Agreement shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

2.10  Termination.  The provisions of this Agreement shall terminate and be of no further effect upon the earlier to occur of (a) the mutual consent of the Company and CBS and (b) CBS or its permitted transferees ceasing to own or have rights to acquire Registrable Securities.

2.11  Further Assurances.  Each party shall cooperate and take such action as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

2.12  Counterparts.  This Agreement may be executed in two counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed by their respective officers, duly authorized for such purpose, as of the date first written above.

WESTWOOD ONE, INC.

By:
Name:

Title:

CBS RADIO INC.

By:
Name:

Title:

Signature Page to Registration Rights Agreement

Schedule 1.4(b)

Other Registration Rights Agreements

None.

EXHIBIT E

AMENDED AND RESTATED TRADEMARK LICENSE AGREEMENT

AMENDED AND RESTATED TRADEMARK LICENSE AGREEMENT (this “Agreement”) dated as of [          ], 200[  ], by and between CBS RADIO INC. (formerly known as Infinity Broadcasting Corporation), a Delaware corporation having an office at 1515 Broadway, 46th Floor, New York, NY 10036 (“Licensor”), and WESTWOOD ONE, INC., a Delaware corporation having an office at 40 West 57th Street, 15th Floor, New York, NY 10019 (“Licensee”).

W I T N E S S E T H:

WHEREAS, Licensor and Licensee previously entered into a Trademark License Agreement, dated as of March 30, 1999, as amended by the Letter Agreement, dated April 15, 2002 (the “Existing Trademark License Agreement”);

WHEREAS, Licensor and Licensee are parties to that certain Amended and Restated News Programming Agreement, dated as of the date hereof (the “News Programming Agreement”), pursuant to which Licensor shall provide Programming (as defined in the News Programming Agreement) to Licensee;

WHEREAS, Licensor and Licensee desire to change their existing business relationship by terminating or amending and restating certain agreements (including the Existing Trademark License Agreement) and entering into new agreements, in each case as contemplated by that certain Master Agreement entered into as of October 2, 2007 (the “Master Agreement”); and

WHEREAS, Licensor desires to grant to Licensee the right to use the Trademarks (as defined below) in connection with the Business, and Licensee accepts such grant, upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto agree that the Existing Trademark License Agreement is hereby amended and restated in its entirety as follows:

1. Definitions.  The following capitalized terms shall have the meanings set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the News Programming Agreement.

(a) ‘‘Affiliate”  has the meaning assigned to such term in Rule 405 promulgated under the Securities Act of 1933, as amended; provided that, with respect to any affiliates of Licensor, such term shall mean the controlled affiliates of CBS Corporation.

(b) “Business”  means the network radio and Metro Networks business and operations of Licensee, to the extent not in violation of, and consistent with, the terms of the News Programming Agreement, the Technical Services Agreement and the Station Agreements (each as defined in the Master Agreement).

(c) ‘‘Trademarks”  means, subject to Section 9, those trademarks, logos, and service marks of Licensor listed on Schedule A-1 attached hereto and hereby made a part hereof, as well as such trademarks, logos and service marks developed by the parties together or by Licensor, in each case, for programming provided by Licensor to Licensee in connection with the Business; provided that Licensor and Licensee agree and acknowledge that such trademarks, logos and service marks so developed shall be owned exclusively by Licensor.

(d) ‘‘Tradename”  shall mean “CBS Radio Network.”

2. License.

(a) Subject to Section 26 of the Master Agreement, Licensor hereby grants to Licensee, and Licensee hereby accepts, the non-exclusive, fully-paid, royalty-free, right and license throughout the United States during the Term: (i) to use the name “CBS Radio” and/or the Trademarks solely as part of the Business but only in connection with (x) programming provided by Licensor under the News Programming Agreement or (subject to the terms thereof) any other programming agreements pursuant to which Licensor provides programming to Licensee, or the marketing and promotion thereof, and (y) the marketing of commercial inventory provided by Licensor, and (ii) to use all other trademarks associated with the Programming, including the trademarks set forth on Schedule A-2 attached hereto and hereby made a part hereof, in each case, to the extent of Licensor’s rights therein and upon the terms and subject to the conditions set forth herein. The foregoing license includes all modifications of and successors to the foregoing trademarks.

(b) It is understood and agreed that the rights and licenses granted herein shall not constitute an assignment by Licensor of the Trademarks.

(c) Nothing contained in this Agreement shall be deemed to affect the continued use of the Trademarks by Licensor on and in connection with any current or future business in which Licensor engages in at any time. Licensor reserves the right to concurrently use and/or license to others to use the Trademarks in connection with any goods and/or services, except that, during the Term, Licensor shall not license or authorize any competitor of Licensee to use any of the Trademarks in connection with a domestic, English language, AM/FM terrestrial radio (including HD1 and HD2 channels and any subsequently added similar channels used in connection with terrestrial radio broadcast to the general public) news or traffic network business.

(d) When used by Licensee, neither the name “CBS Radio” nor any of the Trademarks shall be combined with other trademarks or names other than the Tradename or be used separately from the Tradename. It is understood and agreed that Licensee shall not have the right to and shall not register the name “CBS Radio” and/or the Tradename as a trademark, service mark, or tradename. Furthermore, Licensee shall not have the right to, and shall not, transfer any right, title or interest in the name “CBS Radio” and/or any of the Trademarks to any third party. In addition, Licensee shall not authorize any third party to use the name “CBS Radio” and/or any of the Trademarks, except in connection with performing Licensee’s rights and responsibilities under the Business. Except as expressly authorized hereby, any purported transfer or authorization shall be deemed null and void ab initio.

(e) Licensor shall, at its expense, be solely responsible for, and in no event shall Licensee be responsible for or be entitled to seek, (i) the renewal and maintenance of any or all registrations and applications for the Trademarks, (ii) procuring any new registrations of the Trademarks desired by Licensee and approved by Licensor, all in the name of Licensor, and (iii) recording any person as a registered user of the Trademarks or filing or recording any document to perfect, maintain or confirm any registration or Licensee’s right to use the Trademarks, as may be required by the United States. It is the essence of this subparagraph that Licensee cooperate with Licensor to the best of its ability, at only ministerial cost to it, so as to protect and preserve Licensor’s trademark rights in the Trademarks for their mutual benefit.

(f) Licensor acknowledges that, during the Term, Licensee’s radio station affiliates will broadcast the Programming and that such broadcast may include simulcast of the Programming by live internet streaming by Licensee’s radio station affiliates, and that Licensee’s radio station affiliates shall have the right to use the Trademarks in connection with the foregoing, provided that such use is consistent with Section 2 of the News Programming Agreement.

3. Quality Standards.

(a) The nature and quality of all services rendered by Licensee in connection with the Trademarks, all products, if any, sold or licensed by Licensee under the Trademarks, and all advertising, promotional, publicity, marketing, and related or other uses of the Trademarks by Licensee shall conform to the reasonable standards set by Licensor, provided that Licensee is advised reasonably in advance and in writing of such standards. Without limiting the foregoing:

(i) Licensee shall use the Trademarks in accordance with the standards of quality associated with the Trademarks as of the date hereof and in a manner that is consistent with and that does not detract from the goodwill associated with the Trademarks;

(ii) Licensee shall provide Licensor with all materials and information that Licensor shall reasonably request regarding Licensee’s use of the Trademarks; and

(iii) Licensee shall not use the Trademarks in a manner contrary to the written directions of Licensor to the extent such directions are consistent with the terms of this Agreement and shall use the Trademarks in accordance with the written directions of Licensor to the extent such directions are consistent with the terms of this Agreement.

(b) Licensee shall comply at all times and at its sole expense with all applicable laws and regulations pertaining to the advertising, publicity, promotion, marketing, sale, license and distribution of products and services under the Trademarks and shall use the Trademarks only in accordance with the rules of proper trademark usage. Furthermore, Licensee’s presentation of the Trademarks shall be subject in each instance to Licensor’s reasonable standard trademark presentation guidelines, provided that Licensee is advised reasonably in advance and in writing of such guidelines (and such guidelines are applied, in all material respects, to Licensee in the same manner as such guidelines are applied to other licensees of the Trademarks). Licensee shall affix appropriate trademark notices and symbols on products or material containing the Trademarks in accordance with Licensor’s reasonable instructions.

(c) Periodically, upon request, but not more often than quarterly, Licensee shall furnish to Licensor a reasonable and representative sampling of Licensee’s product and representative sampling of advertising, promotion, publicity and marketing for the purpose of enabling Licensor to determine Licensee’s compliance with the quality standards provided in this paragraph 3.

4. Term.

(a) Subject to paragraph 9 hereof, the term of this Agreement and the license granted hereunder shall commence on the date first set forth above and shall terminate at the close of business on March 31, 2017 (the “Term”).

(b) Upon the expiration or termination of this Agreement, Licensee shall have no right in, and shall make no further use hereunder of, the Trademarks.

5. Representations and Warranties.

(a) Licensor and Licensee each hereby represent and warrant to the other that: (i) it has all requisite power and authority to enter into and perform this Agreement; and (ii) its execution, delivery and performance of this Agreement does not and will not conflict with, violate or cause a default under any material agreement to which it is, or by which its assets are, bound.

(b) Licensor further represents and warrants to Licensee that: (i) to the best of Licensor’s knowledge, there are no pending claims, judgments or unpaid settlements against Licensor or any of its Affiliates relating to the Trademarks which, if adversely determined, would have a material adverse effect on Licensor or interfere in any material respect with Licensee’s use of the Trademarks; (ii) to the best of Licensor’s knowledge, there are no threatened claims or litigation against Licensor or any of its Affiliates relating to the Trademarks which, if adversely determined, would have a material adverse effect on Licensor or interfere in any material respect with Licensee’s use of the Trademarks; (iii) the “CBS Radio” and “CBS Radio” together with the CBS “Eye” design trademarks are validly registered with the United States Patent and Trademark Office; and (iv) to the best of Licensor’s knowledge, such registered Trademarks are valid and enforceable.

6. Licensor’s Rights in the Trademarks.

(a) Licensee hereby acknowledges Licensor’s sole rights, titles and interests in and to the Trademarks and agrees not to claim any rights, titles or interests, in or to the Trademarks except as permitted by this Agreement.

(b) All uses of the Trademarks and any and all goodwill arising from Licensee’s use of the Trademarks shall inure solely to the benefit of Licensor, and Licensee shall not assert any claim to the Trademarks or such goodwill. Licensee will not directly or indirectly contest the validity of the Trademarks or Licensor’s rights, titles, and interests therein.

(c) At no time shall Licensee use any mark deceptively similar to the Trademarks without Licensor’s express written consent.

7. Infringement.

(a) Licensee shall notify Licensor promptly after Licensee becomes aware of any infringements, imitations or unauthorized use of the Trademarks by others. Licensor reserves the right but shall not have the obligation, to prosecute, and conduct all legal proceedings and litigations involving the Trademarks and to take any action or institute any proceedings that it may deem proper or necessary for the protection of the Trademarks. If Licensor elects to do so, it shall offer Licensee the opportunity to participate therein, and in the event of such participation, the parties shall share all costs and recoveries one-half for Licensor, one-half for Licensee or in such other proportion as may be agreed by the parties at the commencement of each action or proceeding. If Licensor elects not to exercise such right, Licensee may take any such action or conduct any such proceeding in Licensor’s name, if necessary, at its own expense, and shall be entitled to all of the recovery, except that Licensor shall have the right to approve any non-monetary elements of any settlement that materially adversely affects the validity or use of the Trademarks, which approval shall not be unreasonably withheld. In either event, the parties will cooperate fully with each other. Licensee shall notify Licensor promptly of any adverse pending or threatened litigation with respect to the Trademarks, and of any use by third parties, of which it becomes aware which would or might be adverse to the rights of Licensor or Licensee.

(b) Licensee shall, at the direction of Licensor, promptly discontinue its use of any of the Trademarks alleged to infringe rights of others, provided that prior to requesting any such discontinuance of the Trademarks, Licensor will provide Licensee with written documentation containing details of any alleged infringement and cooperate with Licensee to develop non-infringing uses.

8. Indemnification.

(a) Licensor shall at all times defend, indemnify and hold Licensee and its directors, officers, partners, employees, representatives and agents, harmless from and against any and all claims, causes of action, suits, damages, liabilities, costs and expenses, including reasonable attorneys’ fees and expenses, arising out of (i) any breach of any representation, warranty, covenant or agreement made by Licensor hereunder or (ii) any third-party claim of infringement arising from the use of the Trademarks as described herein to the extent that Licensee’s use of the Trademarks is in compliance with the terms of this Agreement. Licensee agrees to give Licensor timely notice of any claim. In the event Licensee fails to give Licensor such notice and, as a direct result, Licensor is unable to defend or is materially prejudiced in defending such claim, Licensor need not indemnify with respect to such claim.

(b) Licensee shall at all times defend, indemnify and hold Licensor and its directors, officers, partners, employees, representatives and agents, harmless from and against any and all claims, causes of action, suits, damages, liabilities, costs and expenses, including reasonable attorneys fees and expenses, arising out of: (i) except with respect to any claims covered by paragraph 8(a) hereof, (A) the manufacture, distribution, sale, license or other use of the products bearing the Trademarks, as provided herein, or (B) the use of any advertising, promotion, publicity or marketing material bearing the Trademarks as provided herein; or (ii) any breach of any representation, warranty, covenant or agreement made by Licensee hereunder. Licensor agrees to give Licensee timely notice of any claim. In the event Licensor fails to give Licensee such notice and as a direct result Licensee is unable to defend, or is materially prejudiced in defending, such claim, Licensee need not indemnify with respect to such claim.

9. Termination.  This Agreement may be terminated prior to the expiration of the Term only by (i) mutual written consent of Licensor and the Licensee or (ii) by either party hereto if it (x) notifies the other party in writing that such other party is in material breach of one or more of its material covenants under this Agreement and such breach is not cured within 30 days written of such notice, (y) it submits to arbitration under Section 12 such breach or breaches and requests termination as a remedy, and (z) the arbitrator(s) determines (A) that the breaching party has in fact materially breached one or more material covenants under this Agreement, (B) that such breach or breaches have not been cured and have caused significant harm to the non-breaching party, and (C) that termination of this Agreement is an appropriate remedy (after considering other appropriate remedies short of termination). Notwithstanding the foregoing, the individual licenses associated with the individual trademarks set forth on Schedule A-1 and Schedule A-2 shall automatically terminate concurrently with the termination of the News Programming Agreement and, upon such termination of the News Programming Agreement, “Trademarks” shall mean only those trademarks, logos and service marks of Licensor set forth on Schedule B attached hereto and hereby made a part hereof. Further, this Agreement may be terminated by the non-breaching party upon thirty days written notice following the occurrence of a Fundamental Default (as such term is defined in the Master Agreement). In addition, this Agreement shall automatically terminate immediately upon any termination of the Master Agreement in accordance with its terms.

10. Assignment.

(a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither Licensor nor Licensee may assign its rights or obligations hereunder (which include, without limitation, Licensee’s rights and obligations related to the Tradename and the Trademarks) without the prior written consent of the other party hereto; provided that (i) subject to Section 26 of the Master Agreement, Licensee may assign all or any of its rights and related obligations hereunder to any of its controlled Affiliates, or a third party who acquires more than 50% of the equity or voting interests of Licensee, all or substantially all of the assets of Licensee or all or substantially all of the assets comprising any significant business unit or division of Licensee, in each case, in a single transaction or series of related transactions, without the prior consent of Licensor; provided that (w) in the case of any assignment in connection with the sale of all or substantially all of the assets comprising any significant business unit or division of Licensee, such assignment shall be limited to those rights and obligations that are related to such business unit or division, (x) in connection with any permitted assignment under this clause (i), the assignee shall assume all of the obligations relating to the rights being assigned, (y) no assignment under this clause (i) shall relieve Licensee from any of its obligations or liabilities hereunder and (z) Licensee may not, without the prior written consent of Licensor, assign under this clause (i) any of the Tradename or the Trademarks set forth on Schedules A-1 and A-2 (other than any of the trademarks, logos or service marks that are set forth on Schedule B) unless such assignment is concurrent with a permitted assignment of the rights and related obligations under the News Programming Agreement (in accordance with the terms thereof) to the same assignee; (ii) Licensor may assign, without the prior consent of Licensee, all or any of its rights and related obligations hereunder to any of its Affiliates, provided that no assignment under this clause (ii) shall relieve Licensor from any of its obligations or liabilities hereunder; and (iii) in respect of any assignment of Licensor’ rights and related obligations hereunder to any third party who is not an Affiliate of Licensor, Licensee’s prior written consent shall not be unreasonably withheld. Any purported assignment or transfer in violation of the provisions of this Section 10 is null and void and of no force or effect. For the avoidance of doubt, (i) Licensee agrees that a sale of Licensor in its entirety, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise, shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Licensee and (ii) Licensor agrees that, subject to Section 26 of the Master Agreement, a sale of Licensee in its entirety whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise, shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Licensor. In addition, Licensor acknowledges that Licensee may engage third parties to manage the distribution of the Programming, or act as an agent of Licensee relating to the distribution or production of Programming for Licensee or sale of any commercial inventory associated with the Programming, in each case, not from any broadcast facilities leased by, or leased from, Licensor (other than independent contractors who shall be permitted access to such broadcast facilities consistent with Past Practices (as such term is defined in the Technical Services Agreement)), and Licensee agrees that it shall remain, and any third party engaged by it shall be, subject to all of the applicable terms and conditions of this Agreement, the News Programming Agreement, the Technical Services Agreement and the Station Agreements. Furthermore, Licensor acknowledges that an engagement described in the immediately preceding sentence shall not constitute an assignment hereunder.

(b) None of the rights and licenses granted to Licensee pursuant to this Agreement shall be, by virtue of this Agreement, exercisable by any of the shareholders or Affiliates of Licensee.

11. Notices.

(a) Any notice, demand, waiver, approval or consent (collectively referred to as “notice”) required or permitted herein shall be in writing and shall be given personally and receipted, by messenger, by air courier, by facsimile, by prepaid registered or certified mail, with return receipt requested, addressed to the parties at their respective addresses set forth below:

If to Licensee:

Westwood One, Inc.
40 West 57th Street, 15th Floor
New York, New York 10019
Attention: General Counsel
Telecopy: (212) 641-2198

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, California 90071
Attention: Brian J. McCarthy, Esq.
Telecopy: (213) 687-5600

If to Licensor:

CBS Radio Inc.
1515 Broadway, 46th Floor
New York, New York 10036
Attention: Chairman & CEO
Telecopy: (212) 846-2342

with a copy to each of:

CBS Corporation
51 West 52 Street
New York, New York 10019
Attention: General Counsel
Telecopy: (212) 975-4215

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153

Attention:	Howard Chatzinoff, Esq.
Michael Lubowitz, Esq.
Telecopy: (212) 310-8007

A notice shall be deemed received upon the date of delivery if given personally, by messenger, by air courier, or by facsimile, or, if given by mail, on the date set forth on the registered or certified mail receipt.

(b) Any party may change its address for the purposes of notice by giving notice in accordance with the terms and conditions of this paragraph 11.

12. Arbitration.  Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or validity thereof (“Dispute”), shall on the demand of any party be finally and exclusively resolved by arbitration in accordance with the then-prevailing JAMS Comprehensive Arbitration Rules and Procedures as modified herein (the “Rules”); provided, however, that any party hereto shall have the right to seek injunctive relief against the other party hereto in the courts of New York, New York, prior to the resolution of any Dispute by arbitration in accordance with this Section 12. There shall be three neutral arbitrators of whom each party shall select one. The claimant shall select its arbitrator in its demand for arbitration and the respondent shall select its arbitrator within 30 days after receipt of the demand for arbitration. The two arbitrators so appointed shall select a third arbitrator to serve as chairperson within fourteen days of the designation of the second of the two arbitrators. If any arbitrator is not timely appointed, at the request of any party such arbitrator shall be appointed by JAMS pursuant to the listing, striking and ranking procedure in the Rules. The place of arbitration shall be New York, New York. The arbitral tribunal shall be required to follow the law of the State of New York. The arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitral tribunal. Judgment upon any award may be entered in any court having jurisdiction.

13. Further Instruments.  The parties shall promptly execute and deliver all further instruments, and make all further filings, necessary or desirable to carry out the purposes of this Agreement.

14. Cumulative Remedies.  All remedies, rights, undertakings, obligations and agreements contained herein shall be cumulative, and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party, including, without limitation, any rights or remedies accruing under the Uniform Commercial Code and any other applicable law. Without limiting the foregoing, this Agreement shall not lessen or affect the right of Licensor to enjoin or obtain relief against any acts of infringement or unfair competition.

15. Modification, Amendment, Supplement or Waiver.  No modification, amendment, supplement to or waiver of this Agreement or any of its provisions shall be binding upon the parties hereto unless made in writing and duly signed by the parties to this Agreement. A failure or delay of any party to this Agreement to enforce at any time any of the provisions of this Agreement or to require at any time performance of any of the provisions hereof shall in no way be construed to be a waiver of such provisions of this Agreement. A waiver by either party of any of the terms and conditions of this Agreement in any one instance shall not be deemed a waiver of such terms or conditions in the future, or of any subsequent breach thereof.

16. Entirety of Agreement.  This Agreement and the New Transaction Documents (as defined in the Master Agreement) and the exhibits and schedules hereto and thereto, embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understandings relating to the matters provided for herein, including the Existing Trademark License Agreement, with the exception of the indemnification provisions of the Existing Trademark License Agreement, which indemnification provisions shall continue in accordance with their terms relating to third party claims as contemplated by the Mutual General Release and Covenant Not to Sue, dated as of the date hereof, by and between Licensor and Licensee.

17. Severability.  In the event any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, such provision shall be deleted from this Agreement and the remaining provisions of this Agreement shall be unimpaired.

18. Headings.  The headings in this Agreement are for purposes of reference only and shall not in any way limit or otherwise affect the meaning or interpretation of any of the terms hereof.

19. Counterparts.  This Agreement may be executed in counterparts and by facsimile signature, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned duly authorized representatives of the parties have executed this Agreement as of the date first written above.

CBS RADIO INC.

By:
Name:
Title:

WESTWOOD ONE, INC.

By:
Name:

Title:

Signature Page to Amended and Restated Trademark License Agreement

Schedule A-1

Trademarks, Logos and Service Marks

(See Attached.)

SCHEDULE A-1

[Intentionally omitted.]

Schedule A-2

Trademarks, Logos and Service Marks

(See Attached.)

SCHEDULE A-2

[Intentionally omitted.]

Schedule B

Trademarks, Logos and Service Marks Covered by Licenses To Be Automatically
Terminated Upon the Termination of the News Programming Agreement

(See Attached.)

SCHEDULE B

[Intentionally omitted.]

EXHIBIT F

AMENDED AND RESTATED TECHNICAL SERVICES AGREEMENT

AMENDED AND RESTATED TECHNICAL SERVICES AGREEMENT, dated as of [          ], 200[  ] (this “Agreement”), between CBS RADIO INC. (formerly known as Infinity Broadcasting Corporation), a Delaware corporation (“CBS”), and WESTWOOD ONE, INC., a Delaware corporation (“Westwood”). In the event of a conflict between the terms of the Lease(s) (as defined below) and the terms of this Agreement, the terms of this Agreement shall control except as set forth otherwise herein or in the Leases.

W I T N E S S E T H :

WHEREAS, CBS and Westwood previously entered into a Technical Services Agreement, dated as of March 30, 1999 (the “Existing Technical Services Agreement”), for the provision of CBS facilities and employees to originate and distribute programming (including that provided by CBS under the Existing News Agreement (as defined below)), including day-of-air operation services, and commercial continuity services in support of the gathering, editing, assembly and production of such programming;

WHEREAS, CBS and Westwood desire to modify their existing business relationship by terminating or amending and restating certain agreements (including the Existing Technical Services Agreement and the News Programming Agreement, dated as of March 30, 1999, as amended by a Letter Agreement dated April 15, 2002 (the “Existing News Agreement”; which agreement is being replaced by the Amended and Restated News Programming Agreement, dated as of the date hereof (such agreement, the “News Agreement”)), documenting certain existing practices between the parties, and entering into new agreements, as more particularly described in the Master Agreement dated as of October 2, 2007 (the “Master Agreement”); and

WHEREAS, various programming, including Programming originated by CBS under the News Agreement, is originated, produced and/or transmitted from the CBS Facilities (as defined below);

NOW, THEREFORE, for good and valuable consideration, the parties hereto covenant and agree as follows:

1. Effective Date; Services

(a) The term of this Agreement shall commence on the Closing Date (as defined in the Master Agreement) and shall continue through and including March 31, 2017, unless earlier terminated as provided herein (the “Term”).

(b) Subject to Section 5 hereof, during the Term, CBS shall provide to Westwood the services described herein (the “Services”), including without limitation the Services specifically enumerated in Section 2 below, in a manner and to an extent consistent with past practice since January 1, 2004 (“Past Practice”) and, as applicable, as more particularly provided in those certain agreements, dated as of even date herewith, by and between CBS and Westwood as set forth on Schedule 1 attached hereto (for convenience herein referred to as the “Lease(s)”), which Services include using equipment, technical infrastructure, physical plant and personnel as described in the attached schedules (collectively, the “Services”). In providing the Services, CBS shall:

(i) Operate all equipment and CBS Facilities (as defined below) to be provided hereunder and render all Services to be performed hereunder in a manner consistent with commonly accepted industry standards for such Services, and the specific standards set forth herein;

(ii) Maintain all such equipment and CBS Facilities in good working order, including providing basic maintenance services (e.g., repair of leaks or damaged equipment) consistent with Past Practice and the standards set forth herein and in the Leases, except to the extent that such maintenance services are the responsibility of a third-party landlord under the Leases, in which case CBS shall use its commercially reasonable efforts to require such landlord to provide such maintenance services as required by such Lease unless such maintenance services are expressly designated herein as the responsibility of Westwood; and

(iii) Have the right to replace any item of equipment, at any time, with the same or substantially similar equipment that meets the same or higher specifications and performs the same or substantially similar functions; provided, however, that no such replacement shall cause any material interruption in the Services to be provided by CBS hereunder or result in any incremental cost to Westwood, except as expressly set forth in Schedule 5 hereto.

(c) CBS Employees Services.  In accordance with the terms of this Agreement, CBS shall provide the services of certain of its master control technicians (“Master Control Employees”) and maintenance technicians (“Maintenance

Employees”) as set forth on Schedule 2 hereto (together with any replacement employees employed by CBS performing the same or substantially similar services, the “CBS Employees”). With respect to the CBS Employees, CBS acknowledges:

(i) that the services of such CBS Employees and the CBS Facilities are utilized by Westwood for both the CBS Radio News and other CBS programming (“CBS Programming”) and products and programs outside of the CBS Programming (“Westwood Programming” and together with CBS Programming, the “Programming”);

(ii) that, upon termination or resignation of a Master Control Employee who is also an IBEW unionized employee, Westwood shall have the right to employ and pay the salary of replacement individual(s) directly and such individuals(s) and/or the services performed by such individuals will not be covered by the agreement between CBS and IBEW Local 1212 (the “CBS/IBEW Agreement”), so long as such employment relationship is permitted under the terms of the CBS/IBEW Agreement (in connection therewith, CBS will continue to inform Westwood of any applicable terms of the CBS/IBEW Agreement and reasonably assist Westwood in complying with such terms) and so long as the employee hired to replace such departed Master Control Employee is of a quality and caliber consistent with standards that enable CBS to originate and produce, and Westwood to distribute, the CBS Programming as a professional, broadcast-quality program in accordance with prevailing industry standards (“Prevailing Industry Standards”); and

(iii) that pursuant to the CBS/IBEW Agreement and to the extent required by such agreement, CBS shall continue to employ a minimum of five (5) Maintenance Employees, and CBS shall cause such employees to provide their services to Westwood for both the CBS Programming and Westwood Programming.

With respect to the CBS Employees, Westwood acknowledges:

(iv) that at least one (1) IBEW CBS Employee will be scheduled to work 7 days per week at times consistent with Past Practice, so that maintenance issues involving work covered by the CBS/IBEW Agreement may be dealt with in a reasonably timely manner by IBEW CBS Employees, as required by the CBS/IBEW Agreement (in connection therewith, CBS will continue to inform Westwood of any applicable terms of the CBS/IBEW Agreement and reasonably assist Westwood in complying with such terms);

(v) that it will engage in good faith discussions with CBS on decisions related to employee hiring, replacement, discipline and termination for all such actions affecting IBEW CBS Employees and will not without the consent of CBS take any action which, in the good faith judgment of CBS, will materially interfere with, or have a detrimental effect under, the CBS/IBEW Agreement or CBS’ relationship with the IBEW;

(vi) that Westwood shall continue to employ a minimum of six (6) Master Control Employees during the Term; provided however that in the event that changes in technology make it possible to continue to provide the CBS Programming consistent with Prevailing Industry Standards using less than six (6) Master Control Employees, then Westwood may reduce the number of Master Control Employees after notice to and consultation with CBS; and

(vii) that in the event that a Master Control Employee or a Maintenance Employee is required to routinely spend time providing origination or production services for Westwood Programming (as opposed to CBS Programming) such work shall not conflict with CBS’s obligation to originate and produce the CBS Programming consistent with Prevailing Industry Standards, it being expressly agreed by the parties that the use of such employees consistent with Past Practice shall not be deemed to be a “conflict” hereunder.

2. Origination and Operation Support Services.  CBS shall provide the following services to Westwood on a continuous basis, twenty-four (24) hours per day, seven (7) days per week:

(a) origination and production of the CBS Programming in accordance with Prevailing Industry Standards;

(b) provision of the services of CBS Employees as set forth in Section 1(b) above and the use of CBS’s facilities (e.g., on-air studios, audio edit rooms, production studios, control rooms, offices, telephone lines, cable feeds, computer networks) set forth on Schedule 3 attached hereto (the “CBS Facilities”), as more particularly provided in the Lease(s);

(c) provision of access and use rights to all software and hardware (including, but not limited to, access and use rights to the software and hardware set forth on Schedule 4, and any new versions, updates, substitutions and replacements thereof) in the CBS Facilities used by Westwood: (i) that was provided or made available to Westwood by CBS in the past, such that, for the duration of the Term, Westwood shall have similar access and use rights in and to such software and hardware as Westwood had consistent with Past Practice and (ii) otherwise necessary to operate the Business (as such term is defined in the Trademark License Agreement, of even date herewith, between the parties). In connection therewith, CBS shall use commercially reasonable efforts to ensure that any and all applicable software and hardware licenses it secures related to the CBS Programming shall afford Westwood the foregoing access and use rights in such software and hardware for the duration of the Term; provided however that in the event that securing such software and/or hardware licenses for Westwood’s benefit shall add any incremental costs to the license fees or add other incremental costs associated with securing and maintaining such licenses then, to the extent such cost is being incurred solely because of, or is directly related to, Westwood’s use of such software or hardware, such additional incremental costs shall be paid by Westwood as part of the Monthly Payment, subject to Westwood’s receipt of reasonably detailed documentation from CBS. The parties further agree that any hardware or software that is purchased by CBS for use with the CBS Programming can be used by Westwood for both CBS Programming and Westwood Programming consistent with Past Practice so long as such use for Westwood Programming does not (i) result in any material injury or damage to the CBS Facilities, (ii) cause any technical interference with the distribution of the CBS Programming or distribution of any other programming from the CBS Facilities (including but not limited to CBS television or network programming (“TV/Network Programming”)) or (iii) adversely affect in any material respect the origination, production or distribution of the CBS Programming. If any of the foregoing occur, CBS shall immediately notify Westwood thereof and Westwood shall immediately cease use of the hardware or software in the manner that caused any of the foregoing to occur and the designees of the parties shall work together to promptly resolve such matter in order to allow Westwood to resume use of the hardware or software in a manner which does not cause any of the foregoing (i), (ii) or (iii) to occur, if such resumption is possible and in any case at no incremental cost to CBS.

(d) In determining the level and type of Services to be provided by CBS pursuant hereto, the parties shall look to those services historically provided by CBS consistent with Past Practice.

3. Distribution Services.

(a) Westwood shall transmit the CBS Programming, on a 24/7 basis in a manner consistent with Prevailing Industry Standards, to its customers, including affiliated CBS Radio stations and other radio stations, from the CBS Broadcast Center (currently located at 524 West 57th Street, New York City). Westwood shall transmit the CBS Programming on: (i) seven (7) satellite audio channels on MPEG II AAC with a maximum bit rate of 96 kilobits dedicated for CBS use and occasional access, including access for top of the hour newscasts, to two (2) additional satellite audio channels on MPEG II AAC with a maximum bit rate of 96 kilobits to the extent reasonably required and requested by CBS (it being understood that to the extent Westwood does not have such satellite channels available, Westwood shall use commercially reasonable efforts to provide additional satellite audio channels to CBS but nothing herein shall be deemed to require Westwood to purchase or lease such channels and/or any associated equipment), (ii) two (2) 38.4 kilobit data channels, both located on domestic communications satellite AMC-8 transponder 15 or its equivalent replacement, or (iii) any other equivalent (but in no event with a lesser number or kilobit size of audio or data channels) distribution method (including but not limited to any proposal by Westwood to use internet distribution for the CBS Programming instead of satellite distribution) as may be reasonably utilized as determined by the mutual prior agreement of CBS and Westwood (such, the “Distribution Equipment”).

(b) As part of this Agreement, CBS hereby acknowledges that Westwood shall transmit the Westwood Programming, on a 24/7 basis to its customers, including, in some cases, affiliated CBS Radio Stations and other radio stations, from the CBS Facilities consistent with Past Practice and Prevailing Industry Standards so long as such distribution of Westwood Programming does not (i) result in any material injury or damage to the CBS Facilities; (ii) cause any technical interference with the distribution of the CBS Programming or the TV/Network Programming; or (iii) adversely affect in any material respect the origination, production or distribution of the CBS Programming (it being expressly agreed by the parties that, as of the date hereof, Westwood’s transmission of Westwood Programming in accordance with Past Practice is not deemed to violate or otherwise conflict with clause (iii) hereunder). If any of the foregoing occur, CBS shall immediately notify Westwood thereof, Westwood shall immediately cease distribution in the manner that caused any of the foregoing to occur and the designees of the parties shall work together to promptly resolve such matter in order to allow Westwood to resume transmission of the Westwood Programming in a manner which does not cause any of the foregoing (i), (ii) or (iii) to occur, if such resumption is possible and in any case at no incremental cost to CBS. Notwithstanding the foregoing, in the event that such transmission of Westwood Programming meets the foregoing standards but to the extent caused by Westwood’s actions, results in incremental distribution costs for CBS then such incremental costs shall be paid by Westwood pro rata based on causation.

(c) In order to facilitate Westwood’s transmission of the Programming, CBS shall provide the services of the CBS Employees to assist in the distribution of the Programming by Westwood consistent with Past Practice. CBS hereby acknowledges and agrees that Westwood depends on the services of the CBS Employees for assistance in originating, producing and distributing all Programming which is transmitted for broadcast from the CBS Broadcast Center and, accordingly, the CBS Employees are not to be, and will not be, used exclusively for the CBS Programming. Westwood acknowledges and agrees that in the event that a CBS Employee is required to routinely spend time providing distribution services for Westwood Programming (as opposed to CBS Programming) such work shall not conflict with Westwood’s obligation to distribute the CBS Programming consistent with Prevailing Industry Standards.

4. Payments.

Westwood shall reimburse CBS on a monthly basis within thirty (30) days after receipt by Westwood of a reasonably-detailed monthly Invoice for all Services provided by CBS set forth herein as follows: (i) all out-of pocket costs and expenses incurred by CBS in providing the Services as indicated by the various categories of expenses listed on Schedule 5; and (ii) costs related to an increase or change in the nature or extent of technical services requested by Westwood from CBS to the extent such increase or change is inconsistent with Past Practice (collectively, the “Monthly Payment”). In the event that the parties are unable to agree upon payment for any items submitted by CBS on an Invoice (“Disputed Item”), then either party may submit its dispute within thirty (30) days of the date of the Invoice to be resolved by an arbitrator pursuant to Section 14 hereof. In such case the arbitrator shall have the authority to determine whether a particular Disputed Item submitted by CBS for reimbursement is appropriate given the terms of this Agreement and Past Practice and to require Westwood to make payment of such Disputed Item at the annual rate of 8% calculated from the original date of the Monthly Payment, less any interest received from Westwood’s placement of such Disputed Item in an escrow account during the time period the Disputed Item was subject to arbitration, if any.

5. Termination.  This Agreement may be terminated prior to the expiration of the Term:

(a) by mutual written consent of CBS and Westwood;

(b) by CBS if (i) Westwood fails to pay an undisputed amount owed to CBS under this Agreement following 30 days written notice, (ii) Westwood fails to pay an amount owed to CBS that was previously disputed but has since been determined by arbitration pursuant to Section 14 or mutual agreement of the Parties to be owed to CBS under this Agreement, within 15 days of such arbitration award or following 15 days written notice of such mutual agreement, or (iii) following 30 days written notice if (x) two or more disputed payments are submitted to arbitration under Section 14 during the Term of this Agreement, (y) such disputed payments are not deposited with a third party escrow agent reasonably acceptable to CBS and Westwood within five (5) business days following submission to arbitration and (z) the arbitrator(s) finds in each case that the amount claimed by CBS to be properly payable by Westwood to CBS under this Agreement is in fact properly payable to CBS under this Agreement; provided that in the event of a termination by CBS pursuant to this Section 5(b), Westwood shall have the right to a (i) a nine (9) month transition beginning on the date of the arbitrator’s determination in vacating the space provided for in the Broadcast Center Lease and (ii) a 6 month transition beginning on the date of the arbitrator’s determination in vacating the space provided for in the 2020 M Street Lease and the 2000 M Street Sub-Lease (subject in all cases to the terms of the 2000 M Street Sub-Lease) during which time Westwood shall continue to distribute the CBS Programming consistent with Prevailing Industry Standards (which in such event shall be subject to Westwood’s continued payment of, and reimbursement to CBS for, all sums owed under this Agreement for such period of transition only and without materially interfering with or causing damage to CBS Facilities, equipment and Programming) (“Monetary Breach Transition Right”);

(c) by either party hereto if it (i) notifies the other party in writing that such other party is in material breach of one or more of its material covenants (other than payment covenants) under this Agreement and such breach is not cured within 30 days of receipt of such written notice, (ii) it submits to arbitration under Section 14 such breach or breaches and requests termination as a remedy, and (iii) the arbitrator(s) determines (A) that the breaching party has in fact materially breached one or more material covenants (other than payment covenants) under this Agreement, (B) that such breach or breaches have not been cured and have caused significant harm to the non-breaching party, and (C) that termination of this Agreement is an appropriate remedy (after considering other appropriate remedies short of termination), provided that in such case Westwood shall have the right to (i) a nine (9) month transition beginning on the date of the arbitrator’s determination in vacating the space provided for in the Broadcast Center Lease and (ii) a 6 month transition beginning on the date of the arbitrator’s determination in vacating the space provided for in the 2020 M Street Lease and the 2000 M Street Sub-Lease (subject in all cases to the terms of the 2000 M Street Sub-Lease), during which time Westwood shall continue to distribute the CBS

Programming consistent with Prevailing Industry Standards (which in such event shall be subject to Westwood’s continued payment of, and reimbursement to CBS for, all sums owed under this Agreement for such period of transition only and without materially interfering with or causing damage to CBS facilities, equipment and Programming) (“Breach Transition Right”);

(d) automatically in the event of termination of the Master Agreement or termination or expiration of the News Agreement; provided that in the event of termination or expiration of the News Agreement, Westwood shall have the right to (i) a one (1) year transition in vacating the space provided for in the Broadcast Center Lease and (ii) a 6 month transition in vacating the space provided for in the 2020 M Street Lease and the 2000 M Street Sub-Lease (subject in all cases to the terms of the 2000 M Street Sub-Lease), during which time Westwood shall continue to distribute the CBS Programming consistent with Prevailing Industry Standards (which in such event shall be subject to Westwood’s continued payment of, and reimbursement to CBS for, all sums owed under this Agreement for such period of transition and without materially interfering or causing damage to CBS Facilities, equipment and Programming) (“Natural Expiration Transition Right”); and provided further that in the event of a termination by CBS of the Master Agreement pursuant to Section 27(a)(ii)-(v) or 27(b) of the Master Agreement, Westwood shall have the right to a six (6) month transition in vacating the space provided for in the Broadcast Center Lease, the 2020 M Street Lease and the 2000 M Street Sub-Lease (subject in all cases to the terms of the 2000 M Street Sub-Lease), during which time Westwood shall continue to distribute the CBS Programming consistent with Prevailing Industry Standards (which in such event shall be subject to Westwood’s continued payment of, and reimbursement to CBS for, all sums owed under this Agreement for such period of transition only and without materially interfering with or causing damage to CBS Facilities, equipment and Programming) (“Short Term Transition Right”); and

(e) automatically in the event of termination of the Broadcast Center Lease pursuant to Section 2(c)(ii), 14(b) or 14(d) thereof, subject to the transition right set forth in such Section 2(c)(ii), the Monetary Breach Transition Right or the Breach Transition Right, respectively.

(f) The termination of this Agreement pursuant to Section 5 shall not affect or limit in any way any other rights or remedies available to the terminating party at law or in equity; provided that CBS and Westwood agree that the terms of Section 6(b), 6(c) and 6(d) shall constitute the exclusive rights and remedies that either party shall have with respect to the recovery of direct or indirect costs and expenses such party may have relating to, or arising out of, a termination of this Agreement. In addition, Footnote 4 of Schedule 2 and Schedule 4 set forth additional obligations which shall survive the termination of this Agreement.

6. Post-Termination Provision.

In the event this Agreement is terminated by either party pursuant to Section 5 hereof, until such time the News Agreement is no longer in effect, notwithstanding any provision contained herein to the contrary, the parties hereto agree that:

(a) (i) CBS shall be responsible, at its sole cost and expense (except as set forth in this Section 6), for originating and producing the CBS Programming and delivering and/or transmitting such programming as a production-ready, professional broadcast-quality product in accordance with then Prevailing Industry Standards to such location (“Alternate Location”) reasonably designated by Westwood (it being agreed by the parties that a location shall be reasonable as long as such location shall not impair Westwood’s ability to continue to distribute the CBS Programming on a 24/7 basis in a manner consistent with Prevailing Industry Standards) and (ii) Westwood shall be responsible, at its sole cost and expense, for transmitting the CBS Programming in accordance with Section 3(a) hereof to its radio station affiliates carrying such programming.

(b) If this Agreement is terminated (i) by CBS pursuant to Section 5(b) or 5(c) of this Agreement or (ii) pursuant to Section 5(e) hereof (solely as a result of the termination of the Broadcast Center Lease pursuant to Section 14(b) thereof), Westwood shall be responsible for, and shall pay to CBS, on a monthly basis as hereinafter provided, (x) all costs and expenses that would have been borne by Westwood under this Agreement (either directly or by reimbursement to CBS) with respect to the CBS Programming, and (y) all costs and expenses of delivering and/or transmitting the CBS Programming to the Alternate Location (collectively, the “Post-Termination Costs”). The monthly amounts payable by Westwood pursuant to clause (x) of this Section 6(b) shall be calculated with reference to the average monthly amount of such costs during the 24 month period prior to such termination (or, if such termination occurs during the first 24 months of this Agreement, the period from the Closing Date to the termination date). Such amounts shall increase annually on April 1 (on a compound basis) by the applicable escalation factor set forth in Schedule 7 hereto. The payments pursuant to clause (x) shall be in lieu of any such costs CBS may actually incur in the future, notwithstanding that the actual costs incurred by CBS may exceed such average costs. With respect to the costs and expenses referred to in clause (y), Westwood shall reimburse CBS on a monthly basis within thirty (30) days after receipt by Westwood of a reasonably detailed invoice therefor.

(c) If this Agreement is terminated (i) by Westwood pursuant to Section 5(c) of this Agreement or (ii) pursuant to Section 5(e) hereof (solely as a result of the termination of the Broadcast Center Lease pursuant to Section 14(d) thereof), subject to the next sentence, CBS shall be responsible for all costs and expenses of delivering and/or transmitting the CBS Programming to the Alternate Location and CBS shall be responsible for, and shall pay to Westwood on a monthly basis as hereinafter provided, the following expenses incurred by Westwood, to the extent such expenses are reasonable and necessary (such determination to be made in good faith by Westwood) to continue to conduct its obligations and services as described in this Agreement: (x) Westwood’s out-of-pocket expenses incurred in moving from the Broadcast Center to the New Broadcast Location (as defined below); and (y) the annual depreciated expense that Westwood recognizes in connection with improvements made to the New Broadcast Location and equipment costs incurred by Westwood at the New Broadcast Location; provided that in each case such expenses shall be depreciated over the life of such improvement and equipment costs. Notwithstanding anything to the contrary in this Section 6(c), in no event shall the amount of costs and expenses that CBS is responsible for on an annual basis as described in this Section 6(c) exceed the annual Post-Termination Costs that would have been borne by Westwood under this Agreement pursuant to clause (x) of Section 6(b) hereof. With respect to the costs and expenses referred to in this Section 6(c), CBS shall reimburse Westwood on a monthly basis within thirty (30) days after receipt by CBS of a reasonably detailed invoice therefor. “New Broadcast Location” means the broadcast location that Westwood relocates to in order to continue to conduct its obligations and services as described in this Agreement; provided that the new location shall be reasonably comparable to the space previously occupied by Westwood at the Broadcast Center.

(d) If this Agreement is terminated pursuant to Section 5(e) hereof (solely as a result of the termination of the Broadcast Center Lease by CBS pursuant to Section 2(c)(ii) thereof), CBS and Westwood each will be responsible for 50% of the Post-Termination Costs. Accordingly, Westwood shall pay to CBS, on a monthly basis, 50% of the Post-Termination Costs that otherwise would be payable pursuant to Section 6(b) above.

7. Force Majeure.  A party hereto will not have any liability to the other party with respect to the following: if performance by such party shall be prevented, interfered with or omitted because of labor dispute, failure of facilities, act of God, government or court action, or any other similar or dissimilar cause beyond the control of the party so failing to perform hereunder.

8. Indemnification.

(a) From and after the date hereof, CBS shall indemnify and hold Westwood, its affiliates and their respective directors, officers, affiliates, employees and agents, and the predecessors, successors and assigns of any of them, harmless from and against any and all actions, claims, damages and liabilities (and all actions in respect thereof and any legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise and whether or not a party thereto), whether or not arising out of third party claims, including reasonable legal fees and expenses in connection with, and other costs of, investigating, preparing or defending any such action or claim, whether or not in connection with litigation in which such person is a party, and as and when incurred (collectively, “Losses”), caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of CBS in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith, or (ii) any breach of any covenant or agreement made by CBS in this Agreement.

(b) From and after the date hereof, Westwood shall indemnify and hold CBS, its affiliates and their respective directors, officers, affiliates, employees and agents, and the successors and assigns of any of them, harmless from and against any and all Losses caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Westwood in this Agreement or any certificate or other document delivered pursuant hereto or in connection herewith and (ii) any breach of any covenant or agreement of Westwood contained in this Agreement.

(c) In the event of a claim for breach of the representations and warranties contained in this Agreement or for failure to fulfill a covenant or agreement, the party asserting such breach or failure shall provide a written notice to the other party which shall state specifically the representation, warranty, covenant or agreement with respect to which the claim is made, the facts giving rise to an alleged basis for the claim and the amount of liability asserted against the other party by reason of the claim. If any suit, action, proceeding or investigation shall be commenced or any claim or demand shall be asserted by any third party (a “Third Party Claim”) in respect of which indemnification may be sought by any party or parties from any other party or parties under the provisions of this Section 8, the party or parties seeking indemnification (collectively, the “Indemnitee”) shall promptly provide written notice to the party or parties from which indemnification is sought (collectively, the “Indemnitor”); provided, however, that any failure by an Indemnitee to so notify an Indemnitor will not relieve the Indemnitor from its obligations hereunder, except to the extent that such failure shall have materially prejudiced the defense of such Third Party Claim. The Indemnitor shall have the right to control (except where an insurance carrier has the right to control or where an insurance policy or applicable law prohibits the Indemnitor from taking control of) the defense of any Third Party Claim; provided, however, that the Indemnitee may participate in any such proceeding with counsel of its choice and at its own expense unless there exists a conflict between the Indemnitor and the Indemnitee as to their respective legal defenses, in which case the fees and expenses of any such counsel shall be reimbursed by the Indemnitor. Except as otherwise set forth herein, the Indemnitee shall have the right to participate in (but not control) the defense of any Third Party Claim and to retain its own counsel in connection therewith, but the fees and expenses of any such counsel for the Indemnitee shall be borne by the Indemnitee. The Indemnitor shall not, without the prior written consent of the Indemnitee, effect any settlement of any pending or threatened proceeding in respect of which such Indemnitee is, or with reasonable foreseeability could have been, a party and indemnity could have been sought to be collected from the Indemnitor, unless such settlement includes an unconditional release of such Indemnitee from all liability arising out of such proceeding (provided, however, that, whether or not such a release is required to be obtained, the Indemnitor shall remain liable to such Indemnitee in accordance with this Section 8 in the event that a Third Party Claim is subsequently brought against or sought to be collected from such Indemnitee). The Indemnitor shall be liable for all Losses arising out of any settlement of any Third Party Claim; provided, however, that the Indemnitor shall not be liable for any settlement of any Third Party Claim brought against or sought to be collected from an Indemnitee, the settlement of which is effected by such Indemnitee without such Indemnitor’s written consent, but if settled with such Indemnitor’s written consent, or if there is a final judgment for the plaintiff in any such Third Party Claim, such Indemnitor shall (to the extent stated above) indemnify the Indemnitee from and against any Losses in connection with such Third Party Claim. The indemnification required by Section 8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

(d) Neither party shall be liable to the other party for any special, indirect, consequential, or exemplary damages, and any loss of business or profits, whether or not foreseeable, arising out of or in connection with this Agreement. The obligations of each party under this Section shall continue notwithstanding any termination of this Agreement.

(e) CBS and Westwood agree that, in the event it is determined in an arbitration proceeding instituted pursuant to Section 14 hereof that Westwood or CBS is in breach of any of its obligations hereunder (such party, the “breaching party”), the other party (such party, the “non-breaching party”) shall have the right to offset, set off and defend (the “Offset Right”) any amount determined in such arbitration to be owed by the breaching party against any claim, counterclaim, defense, liability or other obligation (“Claim”) that the non-breaching party may have to the breaching party at any time pursuant to the terms of any of the New Transaction Documents (as defined in the Master Agreement) and likewise CBS and Westwood agree that in the event it is determined in an arbitration proceeding instituted pursuant to the terms of any of the New Transaction Documents that a breach has occurred therein, then the same may be treated as an Offset Right against any Claim under this Agreement.

9. Hold Over.  With the exception of the Monetary Breach Transition Right, the Breach Transition Right and the Natural Expiration Transition Right, which for the purposes of this Section 9 shall not be considered a hold over by Westwood, if Westwood shall hold over and remain in the CBS Facilities or fail to remove any of its personal property beyond the Term, such holding over shall be governed by the terms of the Leases.

10. No Partnership or Joint Venture.  This Agreement is not intended to be and shall not be construed as a partnership or joint venture agreement between the parties. Except as otherwise specifically provided in this Agreement, no party to this Agreement shall be authorized to act as agent of or otherwise represent the other party to this Agreement.

11. Entire Agreement; Schedules.  This Agreement and the New Transaction Documents (as such term is defined in the Master Agreement) and the exhibits and schedules hereto and thereto embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understandings relating to the matters provided for herein.

12. Further Assurances.  Each of CBS and Westwood agrees to execute and deliver such instruments and take such other actions as may reasonably be required to carry out the intent of this Agreement, including, but in no way limited to, the rendering of assistance as reasonably required to carry on the day to day production and delivery of the Programming (including the daily operation and management of related facilities and personnel).

13. Benefit and Assignment.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither CBS nor Westwood may assign its rights or obligations hereunder without the prior written consent of the other party hereto; provided that (i) subject to Section 26 of the Master Agreement, Westwood may assign all or any of its rights hereunder to a controlled affiliate, or a third party who acquires more than 50% of the equity or voting interests of Westwood, all or substantially all of the assets of Westwood or all or substantially all of the assets comprising any significant business unit or division of Westwood, in each case, in a single transaction or series of related transactions, without the prior consent of CBS; provided that (x) in the case of any assignment in connection with the sale of all or substantially all of the assets comprising any significant business unit or division of Westwood, such assignment shall not be made to more than one (1) party and shall be limited to those rights and related obligations that are related to such business unit or division, (y) in connection with any permitted assignment under this clause (i), the assignee shall assume all of the obligations relating to the rights being assigned, and (z) no assignment under this clause (i) shall relieve Westwood from any of its obligations or liabilities under this Agreement; (ii) CBS may assign, without the prior consent of Westwood, all or any of its rights and obligations hereunder to any of its affiliates; provided that no assignment under this clause (ii) shall relieve CBS from any of its obligations or liabilities hereunder; or (iii) in respect of any assignment of CBS’ rights and related obligations hereunder to any third party who is not an affiliate of CBS, Westwood’s prior written consent shall not be unreasonably withheld; provided that no assignment under this clause (iii) shall relieve CBS from any of its obligations or liabilities hereunder. Any purported assignment or transfer in violation of the provisions of this Section is null and void and of no force or effect. For the avoidance of doubt, (i) Westwood agrees that a sale of CBS in its entirety, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise, shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Westwood and (ii) CBS agrees that, subject to Section 26 of the Master Agreement, a sale of Westwood in its entirety, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of CBS.

14. Arbitration.  Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or validity thereof (“Dispute”), shall on the demand of any party be finally and exclusively resolved by arbitration in accordance with the then-prevailing JAMS Comprehensive Arbitration Rules and Procedures as modified herein (the “Rules”); provided, however, that any party hereto shall have the right to seek injunctive relief against the other party hereto in the courts of New York, New York, prior to the resolution of any Dispute by arbitration in accordance with this Section 14. There shall be three neutral arbitrators of whom each party shall select one. The claimant shall select its arbitrator in its demand for arbitration and the respondent shall select its arbitrator within 30 days after receipt of the demand for arbitration. The two arbitrators so appointed shall select a third arbitrator to serve as chairperson within fourteen days of the designation of the second of the two arbitrators. If any arbitrator is not timely appointed, at the request of any party such arbitrator shall be appointed by JAMS pursuant to the listing, striking and ranking procedure in the Rules. The place of arbitration shall be New York, New York. The arbitral tribunal shall be required to follow the law of the State of New York. The arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitral tribunal. Judgment upon any award may be entered in any court having jurisdiction.

15. Miscellaneous.

(a) All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission (with receipt acknowledged) or mailed (registered or certified mail, return receipt requested) to the parties at the following addresses or facsimile numbers:

If to Westwood:

Westwood One, Inc.
40 West 57th Street, 15th Floor
New York, New York 10019
Attention: General Counsel
Telecopy: (212) 641-2198

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, California 90071
Attention: Brian J. McCarthy, Esq.
Telecopy: (213) 687-5600

If to CBS:

CBS Radio Inc.
1515 Broadway, 46th Floor
New York, New York 10036
Attention: Chairman and CEO
Telecopy: 212-846-2342

with a copy to each of:

CBS Corporation
51 West 52 Street
New York, New York 10019
Attention: General Counsel
Telecopy: (212) 975-4215

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153

Attention:	Howard Chatzinoff, Esq.
Michael Lubowitz, Esq.
Telecopy: (212) 310-8007

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon confirmation of transmission, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

(b) Waiver.  Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. No failure or delay on the part of party in exercising any right or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

(c) Amendment.  This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

(d) No Third-Party Beneficiary.  The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

(e) Headings.  The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

(f) Invalid Provisions.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

(g) Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the state of New York, its rules of conflict of laws notwithstanding.

(h) Counterparts.  This Agreement may be executed in counterparts and by facsimile signature, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Technical Services Agreement as of the date first above written.

CBS RADIO INC.

By:
Name:

Title:

WESTWOOD ONE, INC.

By:
Name:

Title:

Signature Page to Amended and Restated Technical Services Agreement

Schedule 1

Leases

1. Lease, dated of even date herewith between CBS Broadcasting Inc. and Westwood One, Inc. for use of space at 524 W. 57th St, New York, NY (“Broadcast Center Lease”)

2. Lease, dated of even date herewith between CBS Broadcasting Inc. and Westwood One, Inc. for use of space at 2020 M Street, Washington, DC (“2020 M Street Lease”)

3. Sub-Lease, dated of even date herewith between CBS Broadcasting Inc. and Westwood One, Inc. for use of space at 2000 M Street Washington, DC (“2000 M Street Sub-Lease”)

Schedule 2

[Intentionally omitted.]

Schedule 3

CBS Facilities

Use of the office space listed below shall include equipment, technical infrastructure and office supplies located in or on such premises as set forth in this Agreement and in the applicable Leases listed in Schedule 1 hereto:

1. office space listed in Exhibit A to Broadcast Center Lease

2. office space listed in Exhibit A to 2020 M Street Lease

3. office space listed in Exhibit A to 2000 M Street Sub-Lease

Schedule 4

Software and Hardware

Jutel System located at 2020 M Street, including all computer workstations associated therewith and the dedicated server for the system.

If this Agreement, the 2020 M Street Lease and/or 2000 M Street Sub-Lease is terminated, so long as the News Agreement is still in effect Westwood shall have the right to use the Jutel System or replacement system from an alternate location selected by Westwood consistent with Westwood’s practice for use of the equipment that preceded Jutel prior to Westwood’s using the 2020 M Street and 2000 M Street locations; provided however that (i) Westwood’s use of the Jutel System or replacement system in accordance with this sentence shall be available until the earlier of (x) expiration or termination of the News Agreement or (y) CBS ceases to use the Jutel System or replacement system at the M Street locations; (ii) in the event the use of the Jutel System would add incremental costs to CBS then such additional incremental costs shall be paid by Westwood and (iii) in the event that Westwood ceases to use the Jutel System or replacement system in favor of another similar system at their alternate location, such cessation shall not in any way limit Westwood’s obligations to distribute the CBS Programming consistent with the terms of this Agreement.

Schedule 5

Separate Items of Reimbursement

Westwood shall be responsible for payment (either directly or through reimbursement to CBS) of the following categories of expenses:

(i) rental payments (as set forth in the Leases) and associated payments for utilities for the Leases listed on Schedule 1;

(ii) salaries and benefits (as indicated on Schedule 2) of the CBS Employees or their replacements listed on Schedule 2;

(iii) phone usage and office supplies at the CBS Facilities at cost to CBS (i.e. no surcharges or markups); provided, that, it is hereby agreed by the parties that such amount for the 2020 M Street and 2000 M Street locations shall be $1,800 per month in the aggregate (such amounts to be payable for the term of the Leases for such CBS Facilities as described therein);

(iv) all costs relating to the operation, maintenance, repair and replacement of the Distribution Equipment, including but not limited to replacement of satellite receivers used by CBS Radio affiliates as necessary;

(v) all costs relating to the operation, maintenance, repair and replacement of the Master Control equipment, which includes the following: Encoda Systems — Automation System, Pro-Bell — MADI Audio Routing system, Trilogy — Intercom and Audio Routing System and Jutel — Radioman system (for which, with the exception of the costs set forth in this Schedule 5, the parties agree there shall be no separate charge to Westwood for use of such equipment during the Term of this Agreement); provided, that in the event Westwood must vacate the CBS Facilities in accordance with the terms of this Agreement, CBS shall reimburse Westwood for the undepreciated amount of such Master Control equipment purchased by Westwood after the Closing Date remaining at such CBS Facility, using a reasonable estimate of “remaining life” of the equipment;

(vi) all costs (if any, which as of the Closing Date, each party agrees that none are anticipated to be paid by CBS) relating to the operation, maintenance, repair and replacement of equipment wholly-owned by Westwood;

(vii) all costs relating to the installation of, and telecommunication costs associated with use of, the transmission lines (including but not limited to phone lines, T1 lines, remote connections and ISDN lines) solely to the extent such hardware is used in connection with CBS Radio News; provided however that to the extent that CBS requests installation of transmission lines for additional CBS News bureaus in excess of four (4) more than are in existence as of the Closing Date, then the parties agree that such costs for such additional news bureau transmission lines shall be paid for by CBS;

(viii) all costs relating to the maintenance agreements set forth on Schedule 6 as currently in effect on the Closing Date and any replacement maintenance agreements entered into during the Term; and

(ix) all costs relating to insurance provided by CBS to Westwood as of the Closing Date, including but not limited to property (both for the CBS Facilities and for multiple other Westwood facilities nationwide), terrorism, aviation and business/travel/accident insurance; provided however that Westwood agrees to use best efforts to secure insurance coverage directly from applicable insurance carriers and will notify CBS when it has secured such direct insurance coverage and of its intention to cancel insurance coverage under the applicable CBS insurance policies. Upon notice of such cancellation, CBS will refund any return on premium that it receives from such carrier(s) related to Westwood’s cancellation of coverage under the applicable CBS insurance policies.

Schedule 6

Maintenance Agreements

•	JT Packard Service Contract, date of order 9/13/06 (purchase order dated 9/7/06)

•	ENCO Systems DAD Digital Audio Delivery System, reference SO #10857

•	Harris

•	Jutel RadioMan Support and Maintenance Agreement for Infinity Broadcasting Corporation

Schedule 7

Escalation Factor

Year Commencing on April 1,	Escalator (%)

2008	3.46
2009	3.34
2010	3.45
2011	3.13
2012	3.19
2013	3.19
2014	3.19
2015	3.19
2016	3.19

EXHIBIT G

L E A S E

THIS LEASE is made as of the [  ] day of [          ] 200[  ], between CBS BROADCASTING INC., a New York corporation (“Landlord”), and WESTWOOD ONE, INC., a Delaware corporation (“Tenant”).

RECITALS

WHEREAS, CBS Radio Inc., formerly known as Infinity Broadcasting Corporation (“CBS Radio”), an affiliate of Landlord, and Tenant previously entered into a Technical Services Agreement, dated as of March 30, 1999 (the “Existing TSA”), for the provision of CBS Radio’s facilities and employees to originate and distribute programming, including day-of-air operation services, and commercial continuity services in support of the gathering, editing, assembly and production of programming; and

WHEREAS, CBS Radio and Tenant desire to modify their existing business relationship by terminating or amending and restating certain agreements (including the Existing TSA), documenting certain existing practices between the parties and entering into new agreements (the “New Transaction Documents”, as more particularly described in the Master Agreement, dated as of October 2, 2007 (the “Master Agreement”), and the Amended and Restated Technical Services Agreement, dated as of the date hereof (the ‘TSA”)), including, without limitation, the leasing by Landlord to Tenant of certain premises in the building owned by Landlord located at 524 West 57th Street, New York, New York, known as the CBS Broadcast Center (the “524 West 57th Street Building”) in accordance with the terms set forth in this Lease.

NOW, THEREFORE, as contemplated by the Master Agreement and the TSA and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.	PREMISES:

(a) For and in consideration of the payment by Tenant of the rent hereinafter reserved and the performance by Tenant of the covenants and agreements hereinafter agreed to be performed by it, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, throughout the term hereof, upon and subject to the terms, covenants and conditions set forth herein, (i) exclusive use of the portion of the Building (as defined below) described on Exhibit “A” attached hereto (the “Premises”), (ii) non-exclusive use, along with Landlord, of that portion of the Building known as office #1E44 (the “Master Control Room”) and (iii) non-exclusive use of the Common Areas. The “Common Areas” shall mean those portions of the Building that, consistent with Past Practice (as defined in the TSA), are not exclusively leased or allocated to any one tenant or user (including Landlord), including common entrances, lobbies, hallways, walkways, restrooms, elevators, elevator lobbies, stairways, access ways, ramps, passage ways, loading docks, trash areas and sidewalks, but expressly excluding the roof of the Building. Landlord shall have the right at any time during the term to change the Common Areas, provided that such change does not unreasonably interrupt the services being provided to Tenant pursuant to the TSA or otherwise materially adversely affect Tenant’s access to or use of the Premises, the Master Control Room, the Rooftop Equipment (as defined below) or the Leased Equipment (as defined below).

(b) In addition, in consideration of the Base Rent (as defined below) payable by Tenant under Section 3(a), Tenant shall have the right, throughout the term hereof, to use that certain equipment owned by Landlord and located in the Master Control Room, listed on Exhibit “B” attached hereto and any and all additions thereto and replacements and substitutions thereof made by Landlord (the “Leased Equipment”). Tenant shall have the right to terminate its lease of the Leased Equipment at any time during the term hereof upon providing Landlord with no less than sixty (60) days prior written notice (it being understood that such termination shall not affect Tenant’s obligation to pay Base Rent in accordance with Section 3(a)).

2.	TERM; TERMINATION:

(a) The term of this Lease (the “Term”) shall commence on the date hereof (the “Commencement Date”) and shall expire on March 31, 2017 unless Tenant’s right to use and occupy the Premises is either earlier terminated or extended pursuant to and in accordance with the terms of this Lease, the Master Agreement and the TSA (March 31, 2017, or such earlier or later date to which Tenant’s right to use and occupy the Premises shall have been accelerated or extended, as applicable, the “Expiration Date”). Tenant shall have no right to extend the term of this Lease beyond the Expiration Date.

(b) This Lease may be terminated prior to March 31, 2017 (i) by mutual written consent of Landlord and Tenant or (ii) pursuant to the provisions of Section 2(c), 11, 12, 14 or 15(b) of this Lease.

(c) Notwithstanding the foregoing, (i) this Lease shall automatically terminate (subject to the last sentence of this Section 2(c)) in the event of a termination of the Master Agreement, the expiration or termination of the News Agreement (as such term is defined in the TSA) or the expiration or termination of the TSA, subject to the Transition Rights (as defined below), in each case, pursuant to the applicable termination provisions thereof, provided that, in the event that (x) such automatic termination is the result of the termination or expiration of the News Agreement, Tenant shall have a one (1)-year transition period from the date of such automatic termination to quit and surrender to Landlord the Premises, or (y) such automatic termination is the result of a termination by CBS Radio of the Master Agreement pursuant to Section 27(a)(ii) through (v) or Section 27(b) thereof, Tenant shall have a six (6)-month transition period from the date of such automatic termination to quit and surrender to Landlord the Premises; and (ii) this Lease may be terminated by Landlord if any person or entity engaged in the radio network business, whether or not a Competitor (as defined in the Master Agreement), acquires or enters into an agreement to acquire more than fifty percent (50%) of the equity or voting interests of Tenant, all or substantially all of the assets of Tenant or all or substantially all of the assets comprising any significant business unit or division of Tenant, in each case, in a single transaction or series of related transactions, provided that in such case Tenant shall have a one (1)-year transition period from the date of such termination to quit and surrender to Landlord the Premises. Notwithstanding the foregoing, if the TSA is terminated, this Lease shall terminate at the end of the transition periods that are the subject of the Monetary Breach Transition Right, Breach Transition Right, Natural Expiration Transition Right or Short Term Transition Right, as applicable (each as set forth in Section 5 of the TSA and, collectively, the “Transition Rights”). Landlord and Tenant agree that, during any of the transition periods herein provided, Tenant shall have the right to continue its use of the Leased Equipment and Rooftop Equipment in accordance with the provisions of this Lease (including, without limitation, all obligations of Tenant hereunder, which obligations shall continue to apply to Tenant until the expiration of such applicable transition period).

3.	RENT:

(a) Tenant shall pay to Landlord base rent (the “Base Rent”) during the Term in the following amounts:

Time Period	Annual Rent Amount ($)	Monthly Rent Amount ($)

Commencement Date to One-Year Anniversary	474,000.00	39,500.00
One-Year Anniversary to Two-Year Anniversary	490,400.40	40,866.70
Two-Year Anniversary to Three-Year Anniversary	656,779.77	54,731.65
Three-Year Anniversary to Four-Year Anniversary	679,438.68	56,619.89
Four-Year Anniversary to Five-Year Anniversary	700,705.11	58,392.09
Five-Year Anniversary to Six-Year Anniversary	723,057.60	60,254.80
Six-Year Anniversary to Seven-Year Anniversary	746,123.14	62,176.93
Seven-Year Anniversary to Eight-Year Anniversary	769,924.46	64,160.37
Eight-Year Anniversary to Nine-Year Anniversary	794,485.05	66,207.09
Nine-Year Anniversary to Ten-Year Anniversary	819,829.13	68,319.09

(b) Any additional sum Tenant is required to pay to Landlord under the terms of this Lease shall be deemed ‘‘Additional Rent.” Base Rent and Additional Rent shall be referred to together as ‘‘Rent.” Rent for any partial month shall be pro-rated based upon the actual number of days in such partial month.

(c) All Base Rent shall be payable monthly in advance on the first day of each month. All Additional Rent shall be payable within thirty (30) days of Tenant’s receipt of an invoice therefor, unless otherwise provided herein. All Rent shall be delivered to Landlord at 524 West 57th Street, New York, NY 10019, Attention: Director of General Accounting.

(d) If any Rent shall not be paid within fifteen (15) days after the same is due, in addition to, and without waiving or releasing any other rights or remedies of Landlord, a late charge of five percent (5%) per annum of the amount of such delinquent Rent shall become immediately due and payable to Landlord as liquidated damages.

4.	CONDITION:

Tenant is currently in possession of the Premises and the Leased Equipment and is fully familiar with the condition thereof. Tenant shall accept possession of the Premises and the Leased Equipment in their current “AS IS” condition without any representation or warranty as to condition and without any obligation on the part of Landlord to prepare the Premises or the Leased Equipment for Tenant’s occupancy or use. Tenant acknowledges that no additional demising walls, partition walls or other improvements shall be installed by Landlord between the Premises, on the one hand, and the remainder of the Building including the Common Areas and space in the Building used and occupied by Landlord and/or CBS Radio, on the other hand; provided that Landlord, at its option and with notice to Tenant, may install such additional demising walls, partition walls or other improvements so long as such installations do not unreasonably or adversely affect Tenant’s use and occupancy of the Premises.

5.	USE OF PREMISES; COMPLIANCE WITH LAWS:

(a) Tenant shall use and occupy the Premises for the origination, production and distribution of programming, general office use and other lawful uses related to such uses consistent with Past Practice, but for no other purpose (the “Permitted Use”). Landlord acknowledges that Tenant’s use of the Premises on the date of this Lease is a Permitted Use.

(b) Tenant will use the Premises in compliance with any and all applicable laws statutes, codes, ordinances, rules, orders and regulations of any municipal or governmental authority (collectively, the “Laws”), which are applicable to or arise from the conduct of Tenant’s specific business at the Premises; provided, however, in no event shall Tenant be required to perform any capital improvements or repairs or to remedy any non-compliance by the Premises with Laws unless such capital improvements or repairs or remedy are required because of the negligence or willful misconduct of Tenant or Tenant’s employees or agents.

(c) Tenant agrees to comply with the rules and regulations currently in effect for the Premises, a copy of which is attached hereto as Exhibit “C” and such modifications thereof and additions thereto as Landlord may hereafter make, in Landlord’s reasonable discretion, provided written notice thereof is given to Tenant (the “Rules and Regulations”) and provided that such modifications do not adversely affect Tenant’s use of the Premises, the Common Areas, the Leased Equipment or the Master Control Room. Landlord agrees that it will (i) enforce such Rules and Regulations consistently and equitably in a non-discriminatory manner, and (ii) promptly notify Tenant in writing of any alleged non-compliance by Tenant with the Rules and Regulations.

(d) Tenant acknowledges that Landlord is a party to collective bargaining agreements (“CBAs”) with several unions. To the extent that Landlord has any obligations pursuant to the CBAs which relate to the Premises and informs Tenant of such obligations, Tenant agrees to comply with said obligations and abide by the CBAs and Landlord agrees to use commercially reasonable efforts consistent with Past Practice, at Tenant’s cost, to assist Tenant with its compliance with such obligations.

(e) Landlord acknowledges and agrees that, notwithstanding anything in this Lease to the contrary, Tenant shall have similar access and use rights in and to the Premises, the Leased Equipment, the Common Areas (subject to Section 1(a)) and the Master Control Room as Tenant has had prior to the date hereof consistent with Past Practice and otherwise necessary to operate the Business (as such term is defined in the Trademark License Agreement which is included in the New Transaction Documents), and that such access and use is permitted, and a Permitted Use, under this Lease.

6.	ROOF RIGHTS:

(a) In consideration of the Base Rent payable by Tenant under Section 3(a), Tenant shall have the right to operate and maintain, at Tenant’s sole cost and expense, on the roof of the 524 West 57th Street Building and on the roof of the building located at 530 West 57th Street, New York, New York 10019 (the “530 West 57th Street Building” and together with the 524 West 57th Street Building, the “Building”), at such locations as shown on Exhibit “D” attached hereto, the rooftop equipment described on Exhibit “E” attached hereto (together with any and all additions thereto and replacements, substitutions and upgrades thereof, in each case, to the extent permitted hereunder, the “Rooftop Equipment”). Tenant shall have the right to replace any or all of the Rooftop Equipment with the same or substantially similar equipment that meets the specifications set forth in the TSA and is not substantially greater in size than the replaced item(s); provided, however, such other equipment shall not damage the structural integrity of the Building, shall not involve any actions which would result in a breach of any applicable roof warranty for the Building, and shall comply in all respects with all Laws. Any other replacements of the Rooftop Equipment shall require the prior written consent of Landlord, which consent may be withheld or granted in Landlord’s sole discretion. When requesting such consent, Tenant shall provide Landlord with all information reasonably requested by Landlord, including, but not limited to, make and model of such equipment and detailed plans and specifications for the proposed installation of such equipment.

(b) Tenant shall give Landlord prior written notice of any proposed changes to the Rooftop Equipment (whether or not such changes require Landlord’s consent). Any installation, removal or maintenance of the Rooftop Equipment, including the location and installation of all cables in the Building’s conduits, risers or equipment room, shall be (i) performed by a contractor approved by Landlord, which approval shall not be unreasonably withheld, (ii) coordinated and scheduled with Landlord and (iii) performed in a good and workmanlike manner in compliance with all Laws and all governmental building, electric, communications and safety codes, ordinances, standards, regulations and requirements now in effect or hereafter promulgated and in a manner that will not damage the structural integrity of the Building, and (x) shall not result in a breach of any applicable roof warranty for the Building or (y) be performed in a manner so as to result in technical interference with the broadcasting and transmissions to and from the Building by Landlord, Landlord’s affiliates and Landlord’s other licensees and users of the Building.

(c) The Rooftop Equipment shall remain the personal property of Tenant and shall be removed by Tenant at its own expense at the expiration or earlier termination of this Lease. Tenant shall repair any damage caused by such removal, including the patching of any holes to match, as closely as reasonably possible, the color surrounding the area where the equipment and appurtenances were attached. Tenant shall, throughout the term of this Lease, maintain the Rooftop Equipment in proper operating condition consistent with Past Practice and, in any event, in accordance with all Laws. Tenant shall have access to the roof of the Building for the purpose of weekly maintenance of the Rooftop Equipment and otherwise consistent with Past Practice, and otherwise after reasonable notice to Landlord or a designated CBS employee.

(d) Tenant shall operate the Rooftop Equipment in compliance with all applicable Laws (including the laws, requirements and regulations of the Federal Communications Commission and the Federal Aviation Authority). Landlord shall be responsible for maintaining all permits necessary for the operation of the Rooftop Equipment (except for any permits that relate solely to Tenant, which permits shall be Tenant’s sole responsibility to maintain) and shall supply such permits to Tenant upon request therefor. Any costs incurred pursuant to this Section 6(d) that relate solely to Tenant’s use of the Rooftop Equipment or the maintenance of any permits in connection therewith shall be the sole responsibility of Tenant.

(e) Tenant acknowledges that Landlord’s use of the roof for the broadcast and transmittal of signals for CBS Network Television, as conducted on the Commencement Date or in the future, is primary, but Landlord acknowledges and agrees that such use by Landlord will continue to allow Tenant to use the roof consistent with Past Practice. Tenant will not knowingly operate the Rooftop Equipment in such a manner as to interfere with, electronically or otherwise, Landlord’s use of the roof for such broadcasting purposes or for the purpose of operating the Building, or with other users of equipment on the roof of the Building and agrees that, in the event of any such interference (whether occurring with or without Tenant’s knowledge), upon its knowledge of any such interference (whether obtained on its own or via notice received), Tenant will promptly modify its operation of the Rooftop Equipment in a manner that would no longer cause such interference. Landlord will not knowingly operate any Building rooftop equipment or allow any other user to operate any Building rooftop equipment in such a manner as to interfere with, electronically or otherwise, Tenant’s use of the roof and Rooftop Equipment consistent with Past Practice and agrees that, in the event of any such interference (whether occurring with or without Landlord’s knowledge), upon its knowledge of any such interference (whether obtained on its own or via notice received), Landlord will promptly modify its operation, or use reasonable efforts to cause other users to modify their operation, as applicable, of Building rooftop equipment in a manner that would no longer cause such interference.

(f) Tenant shall indemnify and hold Landlord harmless from and against any and all costs, damages, causes of action and liability (including reasonable attorneys’ fees and court costs but excluding any consequential damages) which may arise by reason of any occurrence attributable to or arising out of the maintenance, repair, operation or removal of any of the Rooftop Equipment (other than any maintenance, repair, operation or removal of any of the Rooftop Equipment pursuant to Landlord’s request and solely for the purpose of accommodating Landlord’s operation or maintenance of Landlord’s rooftop equipment). Landlord shall indemnify and hold Tenant harmless from and against any and all costs, damages, causes of action and liability (including reasonable attorneys’ fees and court costs but excluding any consequential damages) which may arise by reason of any occurrence attributable to or arising out of the maintenance, repair, operation or removal of any of Landlord’s rooftop equipment (other than any maintenance, repair, operation or removal of any of Landlord’s rooftop equipment pursuant to Tenant’s request and solely for the purpose of accommodating Tenant’s operation or maintenance of the Rooftop Equipment).

7.	SERVICES:

(a) Landlord shall provide, at Landlord’s expense (except as otherwise provided in the TSA), all Building services at such level as is consistent with Past Practice, including without limitation the following services:

(i) heat, ventilation and air-conditioning required in Landlord’s reasonable judgment for the comfortable use and occupation of the Premises, twenty-four (24) hours per day, seven (7) days per week;

(ii) water for ordinary lavatory purposes and any kitchen included in the Premises or Common Areas;

(iii) necessary elevator facilities in order to access the Premises;

(iv) janitor service for the Premises, including trash removal, Mondays through Fridays, legal holidays excepted;

(v) electric current sufficient for Building standard illumination and for the operation of standard office equipment, the Leased Equipment, the Rooftop Equipment and all other equipment used by Tenant on the Premises consistent with Past Practice, twenty-four (24) hours per day, seven (7) days per week;

(vi) unrestricted access to the Premises, Master Control Room, the Leased Equipment, the Rooftop Equipment (subject to Section 6(c)) and Common Areas on a twenty-four (24) hours a day, seven (7) days a week basis (subject to reasonable Building security and badge requirements);

(vii) mail delivery services Mondays through Fridays;

(viii) maintenance of the Common Areas; and

(ix) cable services (including T-1, internet, cable connections for the Leased Equipment located in the Master Control Room and for the Rooftop Equipment).

(b) Tenant covenants and agrees that at all times its use of electric current shall never exceed the greater of (i) Tenant’s usage consistent with Past Practice and otherwise necessary to operate the Business, and (ii) the Premises’ proportionate share of the capacity of existing feeders to the Building or the risers or wiring installation. Any riser or wiring required to meet Tenant’s electrical requirements in excess of the foregoing, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant if, in Landlord’s reasonable judgment, the same will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or unreasonably interfere with or disturb other tenants or occupants of the Building.

(c) Except for such services as are rendered by Landlord or its affiliates under the terms of the TSA (which shall be provided in accordance with the terms of the TSA), in the event that Tenant requests additional work or services from Landlord, Landlord shall, to the extent such additional services are available, as reasonably determined by Landlord, provide such services to Tenant, provided that Tenant gives Landlord reasonable advance notice of the request for such extra service. Tenant shall pay to Landlord within fifteen (15) days of receipt of Landlord’s statement therefor, Landlord’s prevailing cost for providing such additional services. Landlord shall provide to Tenant a good faith estimate of such cost for Tenant’s approval before proceeding with any such services.

(d) It is understood that Landlord does not warrant that any of the services referred to above, or any other services which Landlord may supply, will be free from interruption, Tenant acknowledging that any one or more such services may be suspended by reason of accident or of repairs, alterations or improvements necessary to be made, or by strikes or lockouts, or by reason of operation of law, or causes beyond the reasonable control of Landlord. In such event, Landlord will use reasonable efforts to restore such service as soon as reasonably possible. Any such interruption or discontinuance of service shall not be deemed an eviction or disturbance of Tenant’s use and possession of the Premises, or any part thereof, or render Landlord liable to Tenant for damages by abatement of rent or otherwise unless caused by the negligence or willful misconduct of Landlord.

8.	ALTERATIONS AND IMPROVEMENTS:

Tenant shall not have the right to make any alterations, additions, or improvements in or to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld with regard to non-structural work only. Should Tenant desire to perform alterations or improvements upon the Premises, it shall, prior to commencing the work, transmit a reasonably detailed description of the work to Landlord, including drawings and/or plans. Within ten (10) business days of receipt of the same, Landlord shall notify Tenant as to its approval or disapproval of the proposed alteration, addition or improvement. If Landlord rejects such proposed alteration, addition or improvement and Tenant submits revised plans, then Landlord shall have five (5) business days after receipt to reject or approve the alteration, addition or improvement described in such revised plans. All work on such improvements shall be performed at Landlord’s election by either (i) Landlord’s employees or its designated agents or contractors or (ii) contractors selected by Tenant and reasonably approved by Landlord. If Tenant’s contractor is used for such work, Tenant shall provide Landlord with (x) evidence of contractor’s and subcontractors’ insurance in amounts reasonably required by Landlord, naming Landlord as an additional insured party and (y) any security for the performance of the work in amounts reasonably required by Landlord. All such work that Tenant is entitled to make hereunder, shall be done in a good and workmanlike manner and shall not impair the structural integrity of the Building. Any mechanic’s lien filed against the Premises or the Building for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant within thirty (30) days after Tenant receives notice thereof, at Tenant’s expense, by payment or filing the bond required by law. Tenant shall obtain all required building permits prior to commencing any construction in the Premises and arrange for all required municipal or governmental inspections upon completion of any construction. Upon the termination of this Lease, any or all such alterations, additions or improvements shall, at the option of Landlord, (1) become the property of Landlord or (2) be removed by Tenant; provided that, at the time of Tenant’s request for Landlord’s consent to make such alterations, additions or improvements, Tenant may request Landlord to specify at such time whether such alterations, additions or improvements, if consented to by Landlord, would become the property of Landlord or be required to be removed by Tenant upon the termination of this Lease and Landlord shall comply with such request and abide by its decision accordingly. Notwithstanding the foregoing, all of Tenant’s trade fixtures and equipment shall remain its property and shall be removed at the termination of this Lease. Tenant shall repair all damage or defacement to the Premises, the Building and the fixtures, appurtenances and equipment of Landlord, caused by Tenant’s removal of its furniture, fixtures, equipment, machinery and the like and the removal of any improvements or alterations.

9.	INSURANCE:

(a) Tenant shall, at its sole cost and expense, procure and maintain throughout the term of this Lease or any renewal or extension thereof, insurance of the following character on the Premises:

(i) Commercial general liability insurance (which shall include, inter alia, an endorsement or rider for contractual liability coverage), with a limit of not less than $1,000,000.00 per occurrence and $2,000,000.00 aggregate for injury (or death) or damage to property.

(ii) Insurance against loss or damage by fire, lightning and all other perils covered by the “all risk” endorsement then in use in the State of New York covering all tenant improvements made by Tenant and trade fixtures and equipment contained from time to time in the Premises, as well as the Leased Equipment and the Rooftop Equipment, in an amount not less than one hundred percent (100%) of their actual replacement cost.

(iii) All such insurance required pursuant to clauses (i) and (ii) above shall be secured from an insurance company reasonably acceptable to Landlord that is licensed to do business in the State of New York, and shall contain a clause that the insurer will not cancel or change said policy(ies) without giving Landlord at least thirty (30) days’ prior written notice. Tenant shall provide Landlord with a copy of each such policy or certificate of said insurance referenced in clauses (i) and (ii) above upon the execution of this Lease and subsequently on the renewal or extension date of such policy. Tenant’s liability policy shall name Landlord as an additional insured.

(b) Nothing contained in this Lease shall be construed to require either party to repair, replace, reconstruct, or pay for any property of the other party which may be damaged or destroyed by fire, flood, windstorm, earthquake, strikes, riots, civil commotions, acts of public enemy, acts of God, or other casualty, and each party hereby waives, on behalf of itself and its insurer, all rights of subrogation and claims against the other party for all loss or damage arising out of perils normally insured against by standard fire and extended coverage insurance. Each casualty insurance policy required pursuant to this Lease and/or carried by either Tenant or Landlord shall have a provision wherein the insurer waives all right of recovery by way of subrogation against the other party hereto.

10.	MAINTENANCE AND REPAIRS; LANDLORD’S ACCESS:

(a) Subject to Landlord’s maintenance and repair obligations set forth in subsection (b) below, Tenant shall maintain the interior of the Premises in good condition and shall not commit waste therein, and shall maintain the Leased Equipment as set forth in the TSA and in good operating condition and repair. Tenant shall cause all damage to the Premises and the Leased Equipment caused by the negligence or willful misconduct of Tenant, its servants, agents, invitees or employees, and all other repairs which otherwise are required of Tenant pursuant to the terms of this Lease, to be remedied and/or completed promptly following such damage.

(b) Landlord shall maintain and keep in good condition and repair (in each case, in a timely manner), the Common Areas and all elements and systems of the Building and the Premises (except otherwise provided for in Section 10(a)), including without limitation, heating, ventilation and air conditioning systems (except for any system or unit installed by Tenant), the roof, plumbing (except if installed by Tenant), and electrical systems, fire detection and sprinkler systems (to the extent there are fire detection and sprinkler systems in the Premises, it being understood and acknowledged that Landlord shall have no obligation to upgrade or change such systems or install additional such systems unless required by Laws), except for such maintenance, repairs, and replacements necessitated by the negligence or willful misconduct of Tenant, its servants, agents, invitees or employees or as a result of legal requirements arising from Tenant’s particular manner of use or occupancy of the Premises, the Leased Equipment or the Rooftop Equipment if such manner of use and occupancy by Tenant is not consistent with Past Practice. Landlord shall further be responsible to promptly correct any violation of law for which it receives a notice of violation from the applicable governmental authority, except to the extent such violation was created by Tenant or arises as a specific result of Tenant’s particular manner of use or occupancy of the Premises, the Leased Equipment or the Rooftop Equipment, in which case Tenant shall promptly correct such violation.

(c) Any maintenance or repair required to be performed by Tenant under this Section 10 to life safety systems, distribution systems or structural portions of the Building shall be performed by Landlord’s employees or contractors. To the extent Tenant is responsible for the cost of such maintenance, Tenant shall pay Landlord all reasonable, direct out-of-pocket costs of such service.

(d) Landlord shall have the right to enter upon the Premises from time to time upon reasonable notice (except in the case of emergency and to perform regularly scheduled Building services when no notice is required) in order to inspect the same and to perform any maintenance, repairs, and replacements which it is required to make under the provisions of this Lease subject to the terms hereof. Such entry shall in no event be considered a constructive eviction of Tenant. Tenant shall have the right to have a representative present during any such entry (except in the event of an emergency). In addition Landlord may, upon prior reasonable notice, show the Premises to any prospective purchaser or lender of the Building. Except in the event of an emergency, Landlord shall use reasonable efforts not to disrupt Tenant’s business activities in the performance of such maintenance or otherwise with respect to any such entry into the Premises and, in the absence of an emergency, Landlord shall cooperate with Tenant in scheduling any such entry or maintenance. Landlord shall be responsible for any damage to Tenant’s property or the Premises or injury to persons caused by Landlord’s negligent acts or willful misconduct during such entry upon the Premises.

11.	DAMAGE TO OR DESTRUCTION OF PREMISES:

(a) If, during the Term, the Premises or any other portion of the Building (including, without limitation, the rooftop) is damaged by fire, flood, windstorm, strikes, riots, civil commotions, acts of public enemy, acts of God, or other casualty (collectively, a “Casualty”) so that the Premises are rendered wholly or substantially unfit for occupancy or unsuitable for the conduct of the Business, such that the Premises cannot be repaired within one hundred eighty (180) days from the time of such damage, then this Lease, at the option of the Landlord or Tenant, may be terminated as of the date of such damage. Landlord shall give Tenant written notice within thirty (30) days of the date of damage if such damage cannot be repaired within one hundred eighty (180) days and whether it will elect to terminate this Lease or repair or rebuild the Premises. Should Landlord notify Tenant that the damages cannot be repaired within one hundred eighty (180) days and that it has elected to perform such repairs, Tenant shall have thirty (30) business days from receipt of such notice to notify Landlord in writing that it has elected to terminate this Lease. Likewise if a substantial portion of the Building (but not a substantial portion of the Premises) is so damaged such that Landlord determines that it will not repair such damages, and/or restore the Building, then Landlord at its sole option within sixty (60) days after such Casualty, may terminate this Lease upon written notice to Tenant. In the event that either Landlord or Tenant elects to terminate this Lease, then Tenant shall pay the Rent apportioned to the time of damage, and Tenant shall immediately surrender the Premises on the effective date of the termination of this Lease to Landlord who may enter upon and repossess the same and all further rights and obligations of the parties hereunder will terminate. If the Lease is not terminated pursuant to the terms hereof, Landlord shall repair or replace as required such damage to the Premises (but not any tenant improvements made by Tenant) and this Lease shall not be affected in any manner, except that the Rent shall be suspended from the date of such damage until the earlier of thirty (30) days from the date Landlord delivers the Premises to Tenant for the purpose of Tenant making tenant improvements thereto or the date the Premises are substantially ready for occupancy by Tenant.

(b) If said Premises shall be so slightly damaged by any Casualty as not to be rendered unfit for occupancy or unsuitable for the conduct of the Business to any substantial extent and the same shall be repairable within one hundred eighty (180) days from the time of such damage, Landlord shall repair the Premises (but not any tenant improvements made by Tenant) and during the period from the date of such damage until the repairs are completed the Rent shall be apportioned so that Tenant shall pay as Rent an amount which bears the same ratio to the entire monthly rent as the portion of the Premises which Tenant is able to occupy or use for its Business during such period bears to the entire Premises; provided, however, Landlord shall not be required to make such repairs to the Premises if, due to damage to the Building, Landlord determines, in its reasonable discretion, that it is not economically feasible to repair the Premises.

(c) If Landlord terminates this Lease following any Casualty or pursuant to Section 12 below following any Taking, and in any event for any temporary relocation due to any Casualty or Taking, Landlord shall use or shall cause its affiliates to use commercially reasonable efforts to provide Tenant with comparable space in alternative premises to which Landlord or CBS Radio relocates on substantially the same terms as this Lease. For purposes hereof, “comparable space” shall mean space sufficient for Tenant to operate the Business (as such term is defined in the Amended and Restated Trademark License Agreement, dated as of even date herewith, by and between CBS Radio and Tenant).

12.	CONDEMNATION:

In the event that any exercise of the power of eminent domain by any governmental authority or by any other party vested by law with such power shall at any time prevent the full use and enjoyment of the Premises or any other portion of the Building (including, without limitation, the rooftop) such that the Premises or any other portion of the Building is rendered wholly or substantially unsuitable for the conduct of the Business (a “Taking”), Landlord (subject to clause (c) of Section 11 above) or Tenant shall have the right thereupon to terminate this Lease. In addition, if a material portion of the Building otherwise is subject to an eminent domain proceeding, Landlord (subject to clause (c) of Section 11 above) may terminate this Lease. In the event of any such action, Landlord shall have the right to claim, recover, and retain from the governmental authority or other party taking such action any award for the value of the Premises except that Tenant shall be entitled to any claim for the leasehold value of the Premises as well as the value of any of Tenant’s tenant improvements and trade fixtures. Tenant may make a separate claim for the value of its personal property and fixtures which are taken or its moving expenses, and any other damages available to Tenant to the extent it does not diminish any award payable to Landlord.

13.	FIXTURES AND SIGNS:

(a) Tenant shall have the right to install in or place on the Premises trade or moveable fixtures, or other equipment as it may choose provided such fixtures or equipment do not exceed the weight permitted by the floor structure. Such trade fixtures, machines, tools, or other equipment shall at all times remain the personal property of Tenant regardless of the manner or degree of attachment thereof to the Premises and may be removed at any time by Tenant whether at the termination of this Lease or otherwise, provided, however, that Tenant shall make restoration of the Premises and the Building in the event that any damage is done thereto in the removal of such property.

(b) Tenant shall not have the right to affix any signs in, on or about the Premises or the Building without Landlord’s consent (if visible from outside the Building) except to the extent consistent with Tenant’s Past Practice.

14.	DEFAULT; REMEDIES:

(a) Tenant shall be in default hereunder if:

(i) Tenant shall fail to pay any undisputed Rent payment or other charges payable under this Lease by Tenant following thirty (30) days written notice from Landlord;

(ii) Tenant shall fail to pay any Rent payment or other charges payable under this Lease by Tenant that was previously disputed but has since been determined by arbitration pursuant to Section 24(j) or mutual agreement between Landlord and Tenant to be owed to Landlord under this Lease, within fifteen (15) days of such arbitration award or following fifteen (15) days written notice of such mutual agreement;

(iii) (x) two (2) or more disputed Rent payments or other charges payable under this Lease by Tenant are submitted to arbitration under Section 24(j) during the term of this Lease, (y) such disputed Rent payments or other charges payable under this Lease by Tenant are not deposited with a third party escrow agent reasonably acceptable to Landlord and Tenant within five (5) business days following submission to arbitration and (z) the arbitrator(s) finds in each case that the amount claimed by Landlord to be properly payable by Tenant to Landlord under this Lease is in fact properly payable to Landlord under this Lease; or

(iv) (x) Landlord notifies Tenant in writing that Tenant is in material breach of one or more of its material covenants (other than payment covenants) under this Lease and such breach is not cured within thirty (30) days of receipt of such written notice, (y) Landlord submits to arbitration under Section 24(j) such breach or breaches and requests termination as a remedy and (z) the arbitrator(s) determines (A) that Tenant has in fact materially breached one or more material covenants (other than payment covenants) under this Lease, (B) that such breach or breaches have not been cured and have caused significant harm to Landlord and (C) that termination of this Lease is an appropriate remedy (after considering other appropriate remedies short of termination).

(b) If Tenant is in default hereunder pursuant to Section 14(a) above, then Landlord shall have the right, in addition to all other rights and remedies available to it at law or in equity, to terminate this Lease upon written notice to Tenant (at least thirty (30) days written notice in the case of a default under Section 14(a)(iii)) and, on the date specified in such notice, this Lease and the term hereby demised and all rights of Tenant hereunder shall expire and terminate and Tenant shall thereupon quit and surrender possession of the Premises to Landlord (x) no later than six (6) months following such termination by Landlord in the event of a default under Section 14(a)(i) through (iii) and (y) no later than nine (9) months following such termination by Landlord in the event of a default under Section 14(a)(iv), in each case, in the condition required in this Lease, provided that Tenant shall remain bound by the terms and conditions of this Lease during the time Tenant retains possession of the Premises following a termination of this Lease, it being the intention of the parties hereto to create a conditional limitation upon the happening of a default.

(c) In any case in which (i) this Lease shall have been terminated in accordance with the express provisions of this Lease or the Master Agreement and (ii) Landlord shall have elected to recover any unpaid Rent or other charges payable under this Lease by Tenant and any portion of such sum shall remain unpaid, subject to any applicable advance notice or transition provisions set forth herein, in the TSA or in the Master Agreement, Landlord may, without further notice, enter upon and repossess the Premises, by summary proceedings, ejectment or otherwise, and may dispossess Tenant and remove Tenant and all other persons and property from the Premises and may have, hold and enjoy the Premises and the rents and profits therefrom. Landlord may, in its own name, as agent for Tenant if this Lease has not been terminated, or on its own behalf if this Lease has been terminated, re-let the Premises or any part thereof for such term and on such terms (which may include concessions of free rent) as Landlord in its sole discretion may determine. Landlord may, in connection with any such re-letting, cause the Premises to be redecorated, altered, divided, consolidated with other space or otherwise changed or prepared for re-letting. No re-letting shall be deemed a surrender of the Premises.

(d) Landlord shall be in default hereunder if Tenant notifies Landlord in writing that Landlord is in material breach of one or more of its material covenants (other than payment covenants) under this Lease and such breach is not cured within thirty (30) days of receipt of such written notice, (y) Tenant submits to arbitration under Section 24(j) such breach or breaches and requests termination as a remedy and (z) the arbitrator(s) determines (A) that Landlord has in fact materially breached one or more material covenants (other than payment covenants) under this Lease, (B) that such breach or breaches have not been cured and have caused significant harm to Tenant and (C) that termination of this Lease is an appropriate remedy (after considering other appropriate remedies short of termination). In the event of Landlord’s default hereunder, Tenant shall have the right to terminate this Lease in accordance with the provisions of this Section 14(d) upon written notice to Landlord.

(e) If either party institutes a suit against the other party for violation of, or to enforce any covenant, term or condition of, this Lease, the prevailing party shall be entitled to reimbursement of all of its costs and expenses, including, without limitation, reasonable attorneys’ fees, except to the extent that arbitration is required under Section 24(j) below, in which event fees shall be paid as determined in such arbitration.

15.	ASSIGNMENT; SUBLETTING:

(a) Tenant shall not have the right to assign this Lease or to sublet the Premises or any part thereof, without the prior written consent of Landlord; provided that, subject to Section 26 of the Master Agreement and Section 2(c) of this Lease, Tenant may assign all or any of its rights and related obligations hereunder to a third party who acquires (i) all or substantially all of the assets of Tenant or (ii) all or substantially all of the assets comprising any significant business unit or division of Tenant that conducts its principal businesses and activities primarily at the Premises, in each case, without the prior consent of Landlord (provided that any such assignment is made only to a single assignee). Any purported assignment or transfer in violation of the provisions of this Section 15 is null and void and of no force or effect. Notwithstanding anything to the contrary in this Section 15, no assignment or subletting shall release Tenant nor relieve Tenant from its duty to perform fully all of the agreements, covenants, and conditions set forth in this Lease.

(b) Landlord shall have the right at any time during the term of this Lease to sell the Building, which sale shall be subject to this Lease and the rights of the Tenant hereunder unless Landlord terminates this Lease in accordance with the following. In the event Landlord sells the Building to an entity not affiliated with Landlord, Landlord shall have the right to terminate this Lease upon not less than one (1) year’s notice to Tenant.

16.	HAZARDOUS MATERIALS:

(a) “Hazardous Materials” shall mean any material or substance (i) which is regulated as a “hazardous substance,” “hazardous waste,” oil, petroleum, or oil or petroleum products or byproducts, asbestos, polychlorinated byphenyls (“PCBs”), or “extremely hazardous substance,” “hazardous chemical,” “toxic substance,” “pollutant,” “contaminant” or the like under any Environmental Laws (as hereafter defined), (ii) which contains PCBs, (iii) which contains asbestos, (iv) which is radioactive or (v) the presence of which requires investigation or remediation under any Environmental Law, as well as any toxic or otherwise hazardous substance, material or waste which is or becomes regulated as such by any Environmental Law during the term of this Lease.

(b) Tenant shall conduct all of its operations at the Premises, and Landlord shall conduct all of its operations at the Building, in substantial compliance with all federal, state and local statutes (including, but not limited to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq., as amended, (CERCLA); the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., as amended (RCRA); the Clean Air Act, 42 U.S.C. 7401 et seq., as amended; the Clean Water Act, 33 U.S.C. Section 1251 et seq., as amended, the environment related provisions of the Occupational Health and Safety Act, 29 U.S.C. Section 651 et seq., as amended) and all applicable federal, state and local statutes protecting the environment now or hereafter enacted and any additions and amendments thereto and regulations enacted thereunder, ordinances, orders and requirements of common law governing pollution or protection of human heath or the environment, including (i) discharges to the air, soil, surface or ground water and (ii) handling, utilizing, storage, treatment or disposal of any Hazardous Materials as defined therein (collectively, the “Environmental Laws”). Tenant and Landlord shall provide promptly to the other copies of any permits, licenses, approvals, notices of violations, summons, orders, complaints or other documents received by them pertaining to compliance with the Environmental Laws at the Premises.

(c) Except as in the ordinary course of business, neither Landlord nor Tenant shall (i) cause, allow or permit the escape, disposal or release of Hazardous Materials in, on, under, around or from the Premises or (ii) store, use or allow the storage or use of Hazardous Materials in the Building in any manner not sanctioned by law or the standards prevailing in the industry for handling and storage of such Hazardous Materials. Tenant shall not store material or equipment exterior to the Building.

(d) If Landlord has evidence that there has been a release by Tenant, its agents, servants, employees or business invitees at the Premises of Hazardous Materials, Landlord may require testing by an environmental testing entity to ascertain whether there has been a release of Hazardous Materials. The reasonable costs of such testing shall be reimbursed by Tenant to Landlord. If a governmental agency requires environmental testing relating to any release of Hazardous Materials by Tenant, its agents, servants, employees or business invitees at the Premises, then such testing shall be performed and paid for in the manner described above. Tenant shall execute affidavits or representations, at Landlord’s request, stating that, to the best of Tenant’s knowledge and belief after due inquiry, since the time that Tenant took possession of the Premises, there has been no unauthorized release of Hazardous Materials by Tenant, its agents, servants, employees or business invitees at the Premises in, on or around the Premises.

(e) Tenant shall defend, indemnify, protect and hold Landlord harmless from and against any and all demands, claims, actions, assessments, losses, damages, liabilities, fines, penalties, costs and expenses of every nature (including reasonable attorneys’ fees but excluding any consequential damages) resulting from or arising out of (i) a breach by Tenant of any of the provisions of this Section 16; or (ii) any violations of Environmental Laws or releases of Hazardous Materials by Tenant, its agents, employees, customers or affiliates during the use and occupancy of the Premises. Notwithstanding anything to the contrary herein, in no event will Tenant be liable for the existence of any Hazardous Material in, on or around the Premises to the extent (x) it pre-existed Tenant’s initial occupancy of the Premises under the terms of the Existing TSA or (y) it was deposited by Landlord or its employees, agents or assigns. Landlord shall defend, indemnify, protect and hold Tenant harmless from and against any and all demands, claims, actions, assessments, losses, damages, liabilities, fines, penalties, costs and expenses of every nature (including reasonable attorneys’ fees but excluding any consequential damages) resulting from or arising out of (i) a breach by Landlord of any of the provisions of this Section 16; or (ii) any environmental conditions, events or circumstances caused by Landlord, its agents, employees, customers (other than Tenant) or affiliates during the use and occupancy of the Building to the extent caused by Landlord. Notwithstanding anything to the contrary herein, in no event will Landlord be liable for the existence of any Hazardous Material in, on or around the Building to the extent it was deposited by Tenant or its employees, agents or assigns.

(f) If either party knows, or has reason to know, that an unpermitted Hazardous Material, or condition involving or resulting from the presence of a Hazardous Material, exists in, on, under or about the Premises, or that a governmental agency is or has threatened to take action with respect to the existence of any such condition, such party shall immediately provide written notification of such fact to the other party. The notifying party shall also immediately provide the other party with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from any governmental authority or third party, concerning such condition in, on, under or about the Premises.

(g) The provisions of Sections 16(e) and 16(f) shall survive the termination of this Lease.

17.	QUIET ENJOYMENT:

So long as Tenant is not in default hereunder beyond the expiration of any applicable notice or cure periods, Tenant may freely, peaceably and quietly occupy and enjoy the rights granted under this Lease free from any molestation from Landlord or anyone acting by, through or under Landlord.

18.	SURRENDER:

(a) Except as otherwise provided in Section 2(c) or 14(b), upon the expiration or other termination of the Term, Tenant shall, without notice from Landlord, quit and surrender to Landlord the Premises, vacant, broom-clean, and (subject to the provisions of Article 8 hereof) in substantially the same condition and repair as on the Commencement Date, reasonable wear and tear and damage which Landlord is obligated to repair hereunder excepted, and shall surrender possession of the Leased Equipment to Landlord in substantially the same order and repair as on the Commencement Date, reasonable wear and tear excepted. In addition, Tenant shall remove all of its personal property located at or in the Premises or elsewhere in the Building. Any damage caused to the Premises or any other portions of the Building as a result of the removal of Tenant’s personal property shall be repaired by Tenant at its sole cost and expense. Tenant’s obligation to observe or perform this covenant shall survive the expiration or sooner termination of the Term.

(b) Except for any applicable transition periods pursuant to the Transition Rights, which for purposes of this Section 18(b) shall not be considered a hold over by Tenant, if Tenant shall hold over and remain on the Premises or fail to remove any of its personal property beyond the expiration or earlier termination of this Lease, such holding over shall not be deemed to be an extension of this Lease, and, in addition to any rights Landlord may have under the terms of this Lease, or at law or in equity, Landlord shall be entitled to recover any and all damages (including, without limitation, any out-of-pocket costs associated with any repairs, replacements, removal of property or other similar costs, but excluding any special, indirect, consequential or exemplary damages and any loss of business or profits, whether or not foreseeable) suffered by Landlord as a result of Tenant’s holding over, and Tenant shall also be obligated to pay to Landlord a per diem amount based on an annual rate equal to two hundred percent (200%) of the Base Rent payable on the date immediately preceding such holdover for each day thereafter that Tenant remains in occupancy of the Premises. Subject to the parenthetical in the immediately preceding sentence regarding the scope of damages, Tenant shall indemnify and hold Landlord harmless from any liability, loss, costs and expenses, including, but not limited to reasonable attorneys’ fees, arising out of such holding over by Tenant.

19.	INDEMNITY:

(a) To the extent permitted by law, Tenant agrees to indemnify, defend and hold harmless Landlord and Landlord’s affiliates and their respective officers, directors, affiliates, employees and agents, and the predecessors, successors and permitted assigns of Landlord, from and against any and all third party actions, claims and demands (and reasonable costs and expenses, including reasonable attorneys’ fees, incurred by Landlord by reason of such third party actions, claims and demands) (collectively, “Claims”), arising out of Tenant’s use and occupancy of the Building and the Leased

Equipment, the undertaking by Tenant of any alterations or repairs to the Building or Tenant’s equipment, the conduct of Tenant’s business in the Building, any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed under this Lease, or any willful or negligent act of Tenant, its agents or employees in or about the Building, but excluding any Claims resulting from the willful misconduct or negligence of Landlord or Landlord’s agents or employees.

(b) To the extent permitted by law, Landlord agrees to indemnify, defend and hold harmless Tenant and Tenant’s affiliates and their respective officers, directors, affiliates, employees and agents, and the predecessors, successors and permitted assigns of Tenant, from and against any and all Claims arising out of Landlord’s use and occupancy of the Building and the Leased Equipment, the undertaking by Landlord of any alterations or repairs to the Building or equipment, the conduct of Landlord’s business in the Building, any breach or default on the part of Landlord in the performance of any covenant or agreement on the part of Landlord to be performed under this Lease, or any willful or negligent act of Landlord, its agents or employees in or about the Building, but excluding any Claims resulting from the willful misconduct or negligence of Tenant or Tenant’s agents or employees.

20.	BROKERAGE:

Tenant and Landlord each represents and warrants that it has dealt with no broker, agent or other person in connection with this Lease and that no broker, agent or other person brought about this transaction. Landlord and Tenant each agrees to indemnify and hold the other harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with the indemnifying party with regard to this Lease. The provisions of this Section 20 shall survive the expiration or earlier termination of this Lease.

21.	NOTICE:

(a) All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission (with receipt acknowledged) or mailed (registered or certified mail, return receipt requested) to the parties at the following addresses or facsimile numbers:

If to Tenant:

Westwood One, Inc.
40 West 57th Street, 15th Floor
New York, New York 10019
Attention: General Counsel
Telecopy: (212) 641-2198

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, California 90071
Attention: Brian J. McCarthy, Esq.
Telecopy: (213) 687-5600

If to Landlord:

CBS Broadcasting Inc.
524 West 57th Street
New York, New York 10019
Attention: COE
Telecopy: (212) 975-3926

with a copy to each of:

CBS Radio Inc.
1515 Broadway, 46th Floor
New York, New York 10036
Attention: Chairman & CEO
Telecopy: (212) 846-2342

CBS Corporation
51 West 52 Street
New York, New York 10019
Attention: General Counsel
Telecopy: (212) 975-4215

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Howard Chatzinoff, Esq.
            Michael Lubowitz, Esq.
Telecopy: (212) 310-8007

(b) All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 21, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 21, be deemed given upon confirmation of transmission, and (iii) if delivered by mail in the manner described above to the address as provided in this Section 21, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section 21). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

22.	SUBORDINATION:

(a) The rights of Tenant under this Lease shall be and are subject and subordinate at all times to all ground leases, and/or underlying leases, if any, now or hereafter in force against the Building or the land on which the Building sits (a “Ground Lease”), and to the lien of any mortgage or mortgages now or hereafter in force against such Ground Lease, the Building and/or the land on which the Building sits, and to all advances made or hereafter to be made upon the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof (a “Mortgage”). This Section is self-operative and no further instrument of subordination shall be required. However, in confirmation of such subordination Tenant shall promptly execute such reasonable further instruments as may reasonably be requested by Landlord.

(b) Landlord hereby represents that as of the date of this Lease there are no Ground Leases or Mortgages in effect. In the event Landlord does enter into a Ground Lease and/or a Mortgage, Landlord shall obtain, for the benefit of Tenant, a subordination, non-disturbance and attornment agreement, in form reasonably acceptable to Tenant and the lessor under such Ground Lease or holder of such Mortgage (each, a “Lender”), pursuant to which Lender agrees that as long as Tenant is not in default under this Lease beyond the expiration of any applicable notice or cure period, Lender will not disturb Tenant in its possession of the Premises, name Tenant as a party to any foreclosure action or terminate Tenant’s rights hereunder.

23.	FORCE MAJEURE:

A party hereto will not have any liability to the other party hereto if performance by such party hereunder shall be prevented, interfered with or omitted because of labor dispute, failure of facilities, act of God, government or court action, or any other similar or dissimilar cause beyond the control of the party so failing to perform hereunder.

24.	MISCELLANEOUS:

(a) Entire Agreement.  This Lease and the New Transaction Documents (as defined in the Master Agreement) and the exhibits and schedules hereto and thereto, embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understandings relating to the matters provided for herein.

(b) Waiver.  Any term or condition of this Lease may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Lease, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Lease on any future occasion. No failure or delay on the part of a party in exercising any right or power under this Lease shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. All remedies, either under this Lease or by law or otherwise afforded, will be cumulative and not alternative.

(c) Amendment.  This Lease may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

(d) No Third-Party Beneficiary.  The terms and provisions of this Lease are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

(e) Binding Effect.  This Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(f) Headings.  The headings used in this Lease have been inserted for convenience of reference only and do not define or limit the provisions hereof.

(g) Invalid Provisions.  If any provision of this Lease is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Lease will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Lease will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Lease will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Lease a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

(h) Affiliate.  When used in this Lease the term “affiliate” shall have the meaning assigned to such term in Rule 405 promulgated under the Securities Act of 1933, as amended; provided that, with respect to any affiliates of Landlord, such term shall mean CBS Corporation and the controlled affiliates of CBS Corporation.

(i) Governing Law.  This Lease shall be governed by and construed in accordance with the laws of the state of New York, its rules of conflict of laws notwithstanding.

(j) Arbitration.  Any dispute, controversy or claim arising out of or relating to this Lease or the breach, termination or validity thereof (“Dispute”), shall on the demand of any party be finally and exclusively resolved by arbitration in accordance with the then-prevailing JAMS Comprehensive Arbitration Rules and Procedures as modified herein (the “Rules”); provided, however, that any party hereto shall have the right to seek injunctive relief against the other party hereto in the courts of New York, New York, prior to the resolution of any Dispute by arbitration in accordance with this Section 24(j). There shall be three (3) neutral arbitrators of whom each party shall select one. The claimant shall select its arbitrator in its demand for arbitration and the respondent shall select its arbitrator within thirty (30) days after receipt of the demand for arbitration. The two arbitrators so appointed shall select a third arbitrator to serve as chairperson within fourteen days of the designation of the second of the two arbitrators. If any arbitrator is not timely appointed, at the request of any party such arbitrator shall be appointed by JAMS pursuant to the listing, striking and ranking procedure in the Rules. The place of arbitration shall be New York, New York. The arbitral tribunal shall be required to follow the law of the State of New York. The arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitral tribunal. Judgment upon any award may be entered in any court having jurisdiction.

(k) Counterparts.  This Lease may be executed in counterparts and by facsimile signature, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(l) Expenses.  Each of Landlord and Tenant shall bear its own expenses relating to this Lease whether or not the Closing (as defined in the Master Agreement) is consummated.

(m) No Conflict with Other Agreements.  Landlord represents and warrants to Tenant that Landlord’s execution and delivery of this Lease and the performance by Landlord of its obligations under do not and will not constitute a breach or default under any other agreement to which Landlord is a party.

[Signature Page Follows.]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first written above.

CBS BROADCASTING INC.

By:	Name:

Title:

WESTWOOD ONE, INC.

By:	Name:

Title:

Acknowledged, as of the date first written above, by:

CBS RADIO INC.

By:	Name:

Title:

Signature Page to 524 West 57th Street Lease

[Exhibits are intentionally omitted.]

EXHIBIT H

L E A S E

THIS LEASE is made as of the [          ] day of [  ] 200[  ], between CBS BROADCASTING INC., a New York corporation (“Landlord”), and WESTWOOD ONE, INC., a Delaware corporation (“Tenant”).

RECITALS

WHEREAS, CBS Radio Inc., formerly known as Infinity Broadcasting Corporation (“CBS Radio”), an affiliate of Landlord, and Tenant previously entered into a Technical Services Agreement, dated as of March 30, 1999 (the “Existing TSA”), for the provision of CBS Radio’s facilities and employees to originate and distribute programming, including day-of-air operation services, and commercial continuity services in support of the gathering, editing, assembly and production of programming; and

WHEREAS, CBS Radio and Tenant desire to modify their existing business relationship by terminating or amending and restating certain agreements (including the Existing TSA), documenting certain existing practices between the parties and entering into new agreements (the “New Transaction Documents”, as more particularly described in the Master Agreement, dated as of October 2, 2007 (the “Master Agreement”), and the Amended and Restated Technical Services Agreement, dated as of the date hereof (the “TSA”)), including, without limitation, the leasing by Landlord to Tenant of certain premises in the building owned by Landlord located at 2020 M Street, N.W., Washington, D.C. (the “Building”) in accordance with the terms set forth in this Lease.

NOW, THEREFORE, as contemplated by the Master Agreement and the TSA and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.	PREMISES:

(a) For and in consideration of the payment by Tenant of the rent hereinafter reserved and the performance by Tenant of the covenants and agreements hereinafter agreed to be performed by it, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, throughout the term hereof, upon and subject to the terms, covenants and conditions set forth herein, (i) non-exclusive use of the area known as the “sports workstation” and two (2) studios and exclusive use of two (2) workstations adjacent to such studios, in each case, in the Building and as described on Exhibit “A” attached hereto (the “Premises”), (ii) non-exclusive use, along with Landlord, of that portion of the Building known as the engineering room (the “Engineering Room”) and (iii) non-exclusive use of the Common Areas. The “Common Areas” shall mean those portions of the Building that, consistent with Past Practice (as defined in the TSA), are not exclusively leased or allocated to any one tenant or user (including Landlord), including common entrances, lobbies, hallways, walkways, restrooms, elevators, elevator lobbies, stairways, access ways, ramps, passage ways, loading docks, trash areas and sidewalks, but expressly excluding the roof of the Building. Landlord shall have the right at any time during the term to change the Common Areas, provided that such change does not unreasonably interrupt the services being provided to Tenant pursuant to the TSA or otherwise materially adversely affect Tenant’s access to or use of the Premises, the Engineering Room, the Rooftop Equipment (as defined below) or the Leased Equipment (as defined below).

(b) In addition, in consideration of the Base Rent (as defined below) payable by Tenant under Section 3(a), Tenant shall have the right, throughout the term hereof, to use that certain equipment owned by Landlord and located in the Engineering Room, listed on Exhibit “B” attached hereto and any and all additions thereto and replacements and substitutions thereof made by Landlord (the “Leased Equipment”). Tenant shall have the right to terminate its lease of the Leased Equipment at any time during the term hereof upon providing Landlord with no less than sixty (60) days prior written notice (it being understood that such termination shall not affect Tenant’s obligation to pay Base Rent in accordance with Section 3(a)).

2.	TERM; TERMINATION:

(a) The term of this Lease (the “Term”) shall commence on the date hereof (the “Commencement Date”) and shall expire on March 31, 2017 unless Tenant’s right to use and occupy the Premises is either earlier terminated or extended pursuant to and in accordance with the terms of this Lease, the Master Agreement and the TSA (March 31, 2017, or such earlier or later date to which Tenant’s right to use and occupy the Premises shall have been accelerated or extended, as applicable, the “Expiration Date”). Tenant shall have no right to extend the term of this Lease beyond the Expiration Date. Notwithstanding the foregoing, Tenant shall have the right to terminate this Lease at any time during the Term upon providing Landlord with no less than one hundred eighty (180) days prior written notice, in which case Tenant’s obligation to continue to pay Rent hereunder shall continue until the expiration of such one hundred eighty (180)-day period. In the event of such termination by Tenant, Tenant shall quit and surrender to Landlord the Premises within one hundred eighty (180) days of delivery of such termination notice in accordance with the provisions of Section 18.

(b) This Lease may be terminated prior to March 31, 2017 (i) by mutual written consent of Landlord and Tenant or (ii) pursuant to the provisions of Section 2(c), 11, 12, 14 or 15(b) of this Lease.

(c) Notwithstanding the foregoing, (i) this Lease shall automatically terminate (subject to the last sentence of this Section 2(c)) in the event of a termination of the Master Agreement, the expiration or termination of the News Agreement (as such term is defined in the TSA) or the expiration or termination of the TSA, subject to the Transition Rights (as defined below), in each case, pursuant to the applicable termination provisions thereof, provided that, in the event that (x) such automatic termination is the result of the termination or expiration of the News Agreement, Tenant shall have a one (1)-year transition period from the date of such automatic termination to quit and surrender to Landlord the Premises, or (y) such automatic termination is the result of a termination by CBS Radio of the Master Agreement pursuant to Section 27(a)(ii) through (v) or Section 27(b) thereof, Tenant shall have a six (6)-month transition period from the date of such automatic termination to quit and surrender to Landlord the Premises; and (ii) this Lease may be terminated by Landlord if any person or entity engaged in the radio network business, whether or not a Competitor (as defined in the Master Agreement), acquires or enters into an agreement to acquire more than fifty percent (50%) of the equity or voting interests of Tenant, all or substantially all of the assets of Tenant or all or substantially all of the assets comprising any significant business unit or division of Tenant, in each case, in a single transaction or series of related transactions, provided that in such case Tenant shall have a one (1)-year transition period from the date of such termination to quit and surrender to Landlord the Premises. Notwithstanding the foregoing, if the TSA is terminated, this Lease shall terminate at the end of the transition periods that are the subject of the Monetary Breach Transition Right, Breach Transition Right, Natural Expiration Transition Right or Short Term Transition Right, as applicable (each as set forth in Section 5 of the TSA and, collectively, the “Transition Rights”). Landlord and Tenant agree that, during any of the transition periods herein provided, Tenant shall have the right to continue its use of the Leased Equipment and Rooftop Equipment in accordance with the provisions of this Lease (including, without limitation, all obligations of Tenant hereunder, which obligations shall continue to apply to Tenant until the expiration of such applicable transition period).

3.	RENT:

(a) Tenant shall pay to Landlord base rent (the “Base Rent”) during the Term in the following amounts:

Time Period	Annual Rent Amount ($)	Monthly Rent Amount ($)

Commencement Date to One-Year Anniversary	48,000.00	4,000.00
One-Year Anniversary to Two-Year Anniversary	49,660.80	4,138.40
Two-Year Anniversary to Three-Year Anniversary	58,519.47	4,876.62
Three-Year Anniversary to Four-Year Anniversary	60,538.39	5,044.87
Four-Year Anniversary to Five-Year Anniversary	62,433.24	5,202.77
Five-Year Anniversary to Six-Year Anniversary	64,424.86	5,368.74
Six-Year Anniversary to Seven-Year Anniversary	66,480.02	5,540.00
Seven-Year Anniversary to Eight-Year Anniversary	68,600.73	5,716.73
Eight-Year Anniversary to Nine-Year Anniversary	70,789.09	5,899.09
Nine-Year Anniversary to Ten-Year Anniversary	73,047.27	6,087.27

(b) In addition to the Base Rent, from the date hereof until the expiration of the Term, Tenant shall be required to pay to Landlord $1,800.00 per month to cover its pro rata share of the common area charges and related costs, which amount shall be deemed “Additional Rent.” Base Rent and Additional Rent shall be referred to together as “Rent.” Rent for any partial month shall be pro-rated based upon the actual number of days in such partial month.

(c) All Rent shall be payable monthly in advance on the first day of each month and shall be delivered to Landlord at CBS News Division, 21940 Network Place, Chicago, Illinois, 60673-1219, Attention: CBS News Division Accounting Department.

(d) If any Rent shall not be paid within fifteen (15) days after the same is due, in addition to, and without waiving or releasing any other rights or remedies of Landlord, a late charge of five percent (5%) per annum of the amount of such delinquent Rent shall become immediately due and payable to Landlord as liquidated damages.

4.	CONDITION:

Tenant is currently in possession of the Premises and the Leased Equipment and is fully familiar with the condition thereof. Tenant shall accept possession of the Premises and the Leased Equipment in their current “AS IS” condition without any representation or warranty as to condition and without any obligation on the part of Landlord to prepare the Premises or the Leased Equipment for Tenant’s occupancy or use. Tenant acknowledges that no additional demising walls, partition walls or other improvements shall be installed by Landlord between the Premises, on the one hand, and the remainder of the Building including the Common Areas and space in the Building used and occupied by Landlord and/or CBS Radio, on the other hand; provided that Landlord, at its option and with notice to Tenant, may install such additional demising walls, partition walls or other improvements so long as such installations do not unreasonably or adversely affect Tenant’s use and occupancy of the Premises.

5.	USE OF PREMISES; COMPLIANCE WITH LAWS:

(a) Tenant shall use and occupy the Premises for the origination, production and distribution of programming, general office use and other lawful uses related to such uses consistent with Past Practice, but for no other purpose (the “Permitted Use”). Landlord acknowledges that Tenant’s use of the Premises on the date of this Lease is a Permitted Use.

(b) Tenant will use the Premises in compliance with any and all applicable laws statutes, codes, ordinances, rules, orders and regulations of any municipal or governmental authority (collectively, the “Laws”), which are applicable to or arise from the conduct of Tenant’s specific business at the Premises; provided, however, in no event shall Tenant be required to perform any capital improvements or repairs or to remedy any non-compliance by the Premises with Laws unless such capital improvements or repairs or remedy are required because of the negligence or willful misconduct of Tenant or Tenant’s employees or agents.

(c) Tenant agrees to comply with the rules and regulations currently in effect for the Premises, a copy of which is attached hereto as Exhibit “C” and such modifications thereof and additions thereto as Landlord may hereafter make, in Landlord’s reasonable discretion, provided written notice thereof is given to Tenant (the “Rules and Regulations”) and provided that such modifications do not adversely affect Tenant’s use of the Premises, the Common Areas, the Leased Equipment or the Engineering Room. Landlord agrees that it will (i) enforce such Rules and Regulations consistently and equitably in a non-discriminatory manner, and (ii) promptly notify Tenant in writing of any alleged non-compliance by Tenant with the Rules and Regulations.

(d) Tenant acknowledges that Landlord is a party to collective bargaining agreements (“CBAs”) with several unions. To the extent that Landlord has any obligations pursuant to the CBAs which relate to the Premises and informs Tenant of such obligations, Tenant agrees to comply with said obligations and abide by the CBAs and Landlord agrees to use commercially reasonable efforts consistent with Past Practice, at Tenant’s cost, to assist Tenant with its compliance with such obligations.

(e) Landlord acknowledges and agrees that, notwithstanding anything in this Lease to the contrary, Tenant shall have similar access and use rights in and to the Premises, the Leased Equipment, the Common Areas (subject to Section 1(a)) and the Engineering Room as Tenant has had prior to the date hereof consistent with Past Practice and otherwise necessary to operate the Business (as such term is defined in the Trademark License Agreement which is included in the New Transaction Documents), and that such access and use is permitted, and a Permitted Use, under this Lease.

6.	ROOF RIGHTS:

(a) In consideration of the Base Rent payable by Tenant under Section 3(a), Tenant shall have the right to operate and maintain, at Tenant’s sole cost and expense, on the roof of the Building, at such locations as shown on Exhibit “D” attached hereto, the rooftop equipment described on Exhibit “E” attached hereto (together with any and all additions thereto and replacements, substitutions and upgrades thereof, in each case, to the extent permitted hereunder, the “Rooftop Equipment”). Tenant shall have the right to replace any or all of the Rooftop Equipment with the same or substantially similar equipment that meets the specifications set forth in the TSA and is not substantially greater in size than the replaced item(s); provided, however, such other equipment shall not damage the structural integrity of the

Building, shall not involve any actions which would result in a breach of any applicable roof warranty for the Building, and shall comply in all respects with all Laws. Any other replacements of the Rooftop Equipment shall require the prior written consent of Landlord, which consent may be withheld or granted in Landlord’s sole discretion. When requesting such consent, Tenant shall provide Landlord with all information reasonably requested by Landlord, including, but not limited to, make and model of such equipment and detailed plans and specifications for the proposed installation of such equipment.

(b) Tenant shall give Landlord prior written notice of any proposed changes to the Rooftop Equipment (whether or not such changes require Landlord’s consent). Any installation, removal or maintenance of the Rooftop Equipment, including the location and installation of all cables in the Building’s conduits, risers or equipment room, shall be (i) performed by a contractor approved by Landlord, which approval shall not be unreasonably withheld, (ii) coordinated and scheduled with Landlord and (iii) performed in a good and workmanlike manner in compliance with all Laws and all governmental building, electric, communications and safety codes, ordinances, standards, regulations and requirements now in effect or hereafter promulgated and in a manner that will not damage the structural integrity of the Building, and (x) shall not result in a breach of any applicable roof warranty for the Building or (y) be performed in a manner so as to result in technical interference with the broadcasting and transmissions to and from the Building by Landlord, Landlord’s affiliates and Landlord’s other licensees and users of the Building.

(c) The Rooftop Equipment shall remain the personal property of Tenant and shall be removed by Tenant at its own expense at the expiration or earlier termination of this Lease. Tenant shall repair any damage caused by such removal, including the patching of any holes to match, as closely as reasonably possible, the color surrounding the area where the equipment and appurtenances were attached. Tenant shall, throughout the term of this Lease, maintain the Rooftop Equipment in proper operating condition consistent with Past Practice and, in any event, in accordance with all Laws. Tenant shall have access to the roof of the Building for the purpose of weekly maintenance of the Rooftop Equipment and otherwise consistent with Past Practice, and otherwise after reasonable notice to Landlord or a designated CBS employee.

(d) Tenant shall operate the Rooftop Equipment in compliance with all applicable Laws (including the laws, requirements and regulations of the Federal Communications Commission and the Federal Aviation Authority). Landlord shall be responsible for maintaining all permits necessary for the operation of the Rooftop Equipment (except for any permits that relate solely to Tenant, which permits shall be Tenant’s sole responsibility to maintain) and shall supply such permits to Tenant upon request therefor. Any costs incurred pursuant to this Section 6(d) that relate solely to Tenant’s use of the Rooftop Equipment or the maintenance of any permits in connection therewith shall be the sole responsibility of Tenant.

(e) Tenant acknowledges that Landlord’s use of the roof for the broadcast and transmittal of signals for CBS Network Television, as conducted on the Commencement Date or in the future, is primary, but Landlord acknowledges and agrees that such use by Landlord will continue to allow Tenant to use the roof consistent with Past Practice. Tenant will not knowingly operate the Rooftop Equipment in such a manner as to interfere with, electronically or otherwise, Landlord’s use of the roof for such broadcasting purposes or for the purpose of operating the Building, or with other users of equipment on the roof of the Building and agrees that, in the event of any such interference (whether occurring with or without Tenant’s knowledge), upon its knowledge of any such interference (whether obtained on its own or via notice received), Tenant will promptly modify its operation of the Rooftop Equipment in a manner that would no longer cause such interference. Landlord will not knowingly operate any Building rooftop equipment or allow any other user to operate any Building rooftop equipment in such a manner as to interfere with, electronically or otherwise, Tenant’s use of the roof and Rooftop Equipment consistent with Past Practice and agrees that, in the event of any such interference (whether occurring with or without Landlord’s knowledge), upon its knowledge of any such interference (whether obtained on its own or via notice received), Landlord will promptly modify its operation, or use reasonable efforts to cause other users to modify their operation, as applicable, of Building rooftop equipment in a manner that would no longer cause such interference.

(f) Tenant shall indemnify and hold Landlord harmless from and against any and all costs, damages, causes of action and liability (including reasonable attorneys’ fees and court costs but excluding any consequential damages) which may arise by reason of any occurrence attributable to or arising out of the maintenance, repair, operation or removal of any of the Rooftop Equipment (other than any maintenance, repair, operation or removal of any of the Rooftop Equipment pursuant to Landlord’s request and solely for the purpose of accommodating Landlord’s operation or maintenance of Landlord’s rooftop equipment). Landlord shall indemnify and hold Tenant harmless from and against any and all costs, damages, causes of action and liability (including reasonable attorneys’ fees and court costs but excluding any consequential damages) which may arise by reason of any occurrence attributable to or arising out of the maintenance, repair, operation or removal of any of Landlord’s rooftop equipment (other than any maintenance, repair, operation or removal of any of Landlord’s rooftop equipment pursuant to Tenant’s request and solely for the purpose of accommodating Tenant’s operation or maintenance of the Rooftop Equipment).

7.	SERVICES:

(a) Landlord shall provide, at Landlord’s expense (except as otherwise provided in the TSA), all Building services at such level as is consistent with Past Practice, including without limitation the following services:

(i) heat, ventilation and air-conditioning required in Landlord’s reasonable judgment for the comfortable use and occupation of the Premises, twenty-four (24) hours per day, seven (7) days per week;

(ii) water for ordinary lavatory purposes and any kitchen included in the Premises or Common Areas;

(iii) necessary elevator facilities in order to access the Premises;

(iv) janitor service for the Premises, including trash removal, Mondays through Fridays, legal holidays excepted;

(v) electric current sufficient for Building standard illumination and for the operation of standard office equipment, the Leased Equipment, the Rooftop Equipment and all other equipment used by Tenant on the Premises consistent with Past Practice, twenty-four (24) hours per day, seven (7) days per week;

(vi) unrestricted access to the Premises, Engineering Room, the Leased Equipment, the Rooftop Equipment (subject to Section 6(c)) and Common Areas on a twenty-four (24) hours a day, seven (7) days a week basis (subject to reasonable Building security and badge requirements);

(vii) mail delivery services Mondays through Fridays; and

(viii) maintenance of the Common Areas.

(b) Tenant shall be responsible for obtaining the following services for its own use and shall pay the service provider directly for any such services:

(i) cable services (including T-1, internet, cable connections for the Leased Equipment located in the Engineering Room and for the Rooftop Equipment); and

(ii) transmission lines.

(c) Tenant covenants and agrees that at all times its use of electric current shall never exceed the greater of (i) Tenant’s usage consistent with Past Practice and otherwise necessary to operate the Business, and (ii) the Premises’ proportionate share of the capacity of existing feeders to the Building or the risers or wiring installation. Any riser or wiring required to meet Tenant’s electrical requirements in excess of the foregoing, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant if, in Landlord’s reasonable judgment, the same will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or unreasonably interfere with or disturb other tenants or occupants of the Building.

(d) Except for such services as are rendered by Landlord or its affiliates under the terms of the TSA (which shall be provided in accordance with the terms of the TSA), in the event that Tenant requests additional work or services from Landlord, Landlord shall, to the extent such additional services are available, as reasonably determined by Landlord, provide such services to Tenant, provided that Tenant gives Landlord reasonable advance notice of the request for such extra service. Tenant shall pay to Landlord within fifteen (15) days of receipt of Landlord’s statement therefor, Landlord’s prevailing cost for providing such additional services. Landlord shall provide to Tenant a good faith estimate of such cost for Tenant’s approval before proceeding with any such services.

(e) It is understood that Landlord does not warrant that any of the services referred to above, or any other services which Landlord may supply, will be free from interruption, Tenant acknowledging that any one or more such services may be suspended by reason of accident or of repairs, alterations or improvements necessary to be made, or by strikes or lockouts, or by reason of operation of law, or causes beyond the reasonable control of Landlord. In such event, Landlord will use reasonable efforts to restore such service as soon as reasonably possible. Any such interruption or discontinuance of service shall not be deemed an eviction or disturbance of Tenant’s use and possession of the Premises, or any part thereof, or render Landlord liable to Tenant for damages by abatement of rent or otherwise unless caused by the negligence or willful misconduct of Landlord.

8.	ALTERATIONS AND IMPROVEMENTS:

Tenant shall not have the right to make any alterations, additions, or improvements in or to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld with regard to non-structural work only. Should Tenant desire to perform alterations or improvements upon the Premises, it shall, prior to commencing the work, transmit a reasonably detailed description of the work to Landlord, including drawings and/or plans. Within ten (10) business days of receipt of the same, Landlord shall notify Tenant as to its approval or disapproval of the proposed alteration, addition or improvement. If Landlord rejects such proposed alteration, addition or improvement and Tenant submits revised plans, then Landlord shall have five (5) business days after receipt to reject or approve the alteration, addition or improvement described in such revised plans. All work on such improvements shall be performed at Landlord’s election by either (i) Landlord’s employees or its designated agents or contractors or (ii) contractors selected by Tenant and reasonably approved by Landlord. If Tenant’s contractor is used for such work, Tenant shall provide Landlord with (x) evidence of contractor’s and subcontractors’ insurance in amounts reasonably required by Landlord, naming Landlord as an additional insured party and (y) any security for the performance of the work in amounts reasonably required by Landlord. All such work that Tenant is entitled to make hereunder, shall be done in a good and workmanlike manner and shall not impair the structural integrity of the Building. Any mechanic’s lien filed against the Premises or the Building for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant within thirty (30) days after Tenant receives notice thereof, at Tenant’s expense, by payment or filing the bond required by law. Tenant shall obtain all required building permits prior to commencing any construction in the Premises and arrange for all required municipal or governmental inspections upon completion of any construction. Upon the termination of this Lease, any or all such alterations, additions or improvements shall, at the option of Landlord, (1) become the property of Landlord or (2) be removed by Tenant; provided that, at the time of Tenant’s request for Landlord’s consent to make such alterations, additions or improvements, Tenant may request Landlord to specify at such time whether such alterations, additions or improvements, if consented to by Landlord, would become the property of Landlord or be required to be removed by Tenant upon the termination of this Lease and Landlord shall comply with such request and abide by its decision accordingly. Notwithstanding the foregoing, all of Tenant’s trade fixtures and equipment shall remain its property and shall be removed at the termination of this Lease. Tenant shall repair all damage or defacement to the Premises, the Building and the fixtures, appurtenances and equipment of Landlord, caused by Tenant’s removal of its furniture, fixtures, equipment, machinery and the like and the removal of any improvements or alterations.

9.	INSURANCE:

(a) Tenant shall, at its sole cost and expense, procure and maintain throughout the term of this Lease or any renewal or extension thereof, insurance of the following character on the Premises:

(i) Commercial general liability insurance (which shall include, inter alia, an endorsement or rider for contractual liability coverage), with a limit of not less than $1,000,000.00 per occurrence and $2,000,000.00 aggregate for injury (or death) or damage to property.

(ii) Insurance against loss or damage by fire, lightning and all other perils covered by the “all risk” endorsement then in use in the State of New York covering all tenant improvements made by Tenant and trade fixtures and equipment contained from time to time in the Premises, as well as the Leased Equipment and the Rooftop Equipment, in an amount not less than one hundred percent (100%) of their actual replacement cost.

(iii) All such insurance required pursuant to clauses (i) and (ii) above shall be secured from an insurance company reasonably acceptable to Landlord that is licensed to do business in the State of New York, and shall contain a clause that the insurer will not cancel or change said policy(ies) without giving Landlord at least thirty (30) days’ prior written notice. Tenant shall provide Landlord with a copy of each such policy or certificate of said insurance referenced in clauses (i) and (ii) above upon the execution of this Lease and subsequently on the renewal or extension date of such policy. Tenant’s liability policy shall name Landlord as an additional insured.

(b) Nothing contained in this Lease shall be construed to require either party to repair, replace, reconstruct, or pay for any property of the other party which may be damaged or destroyed by fire, flood, windstorm, earthquake, strikes, riots, civil commotions, acts of public enemy, acts of God, or other casualty, and each party hereby waives, on behalf of itself and its insurer, all rights of subrogation and claims against the other party for all loss or damage arising out of perils normally insured against by standard fire and extended coverage insurance. Each casualty insurance policy required pursuant to this Lease and/or carried by either Tenant or Landlord shall have a provision wherein the insurer waives all right of recovery by way of subrogation against the other party hereto.

10.	MAINTENANCE AND REPAIRS; LANDLORD’S ACCESS:

(a) Subject to Landlord’s maintenance and repair obligations set forth in subsection (b) below, Tenant shall maintain the interior of the Premises in good condition and shall not commit waste therein, and shall maintain the Leased Equipment as set forth in the TSA and in good operating condition and repair. Tenant shall cause all damage to the Premises and the Leased Equipment caused by the negligence or willful misconduct of Tenant, its servants, agents, invitees or employees, and all other repairs which otherwise are required of Tenant pursuant to the terms of this Lease, to be remedied and/or completed promptly following such damage.

(b) Landlord shall maintain and keep in good condition and repair (in each case, in a timely manner), the Common Areas and all elements and systems of the Building and the Premises (except otherwise provided for in Section 10(a)), including without limitation, heating, ventilation and air conditioning systems (except for any system or unit installed by Tenant), the roof, plumbing (except if installed by Tenant), and electrical systems, fire detection and sprinkler systems (to the extent there are fire detection and sprinkler systems in the Premises, it being understood and acknowledged that Landlord shall have no obligation to upgrade or change such systems or install additional such systems unless required by Laws), except for such maintenance, repairs, and replacements necessitated by the negligence or willful misconduct of Tenant, its servants, agents, invitees or employees or as a result of legal requirements arising from Tenant’s particular manner of use or occupancy of the Premises, the Leased Equipment or the Rooftop Equipment if such manner of use and occupancy by Tenant is not consistent with Past Practice. Landlord shall further be responsible to promptly correct any violation of law for which it receives a notice of violation from the applicable governmental authority, except to the extent such violation was created by Tenant or arises as a specific result of Tenant’s particular manner of use or occupancy of the Premises, the Leased Equipment or the Rooftop Equipment, in which case Tenant shall promptly correct such violation.

(c) Any maintenance or repair required to be performed by Tenant under this Section 10 to life safety systems, distribution systems or structural portions of the Building shall be performed by Landlord’s employees or contractors. To the extent Tenant is responsible for the cost of such maintenance, Tenant shall pay Landlord all reasonable, direct out-of-pocket costs of such service.

(d) Landlord shall have the right to enter upon the Premises from time to time upon reasonable notice (except in the case of emergency and to perform regularly scheduled Building services when no notice is required) in order to inspect the same and to perform any maintenance, repairs, and replacements which it is required to make under the provisions of this Lease subject to the terms hereof. Such entry shall in no event be considered a constructive eviction of Tenant. Tenant shall have the right to have a representative present during any such entry (except in the event of an emergency). In addition Landlord may, upon prior reasonable notice, show the Premises to any prospective purchaser or lender of the Building. Except in the event of an emergency, Landlord shall use reasonable efforts not to disrupt Tenant’s business activities in the performance of such maintenance or otherwise with respect to any such entry into the Premises and, in the absence of an emergency, Landlord shall cooperate with Tenant in scheduling any such entry or maintenance. Landlord shall be responsible for any damage to Tenant’s property or the Premises or injury to persons caused by Landlord’s negligent acts or willful misconduct during such entry upon the Premises.

11.	DAMAGE TO OR DESTRUCTION OF PREMISES:

(a) If, during the Term, the Premises or any other portion of the Building (including, without limitation, the rooftop) is damaged by fire, flood, windstorm, strikes, riots, civil commotions, acts of public enemy, acts of God, or other casualty (collectively, a “Casualty”) so that the Premises are rendered wholly or substantially unfit for occupancy or unsuitable for the conduct of the Business, such that the Premises cannot be repaired within one hundred eighty (180) days from the time of such damage, then this Lease, at the option of the Landlord or Tenant, may be terminated as of the date of such damage. Landlord shall give Tenant written notice within thirty (30) days of the date of damage if such damage cannot be repaired within one hundred eighty (180) days and whether it will elect to terminate this Lease or repair or rebuild the Premises. Should Landlord notify Tenant that the damages cannot be repaired within one hundred eighty (180) days and that it has elected to perform such repairs, Tenant shall have thirty (30) business days from receipt of such notice to notify Landlord in writing that it has elected to terminate this Lease. Likewise if a substantial portion of the Building (but not a substantial portion of the Premises) is so damaged such that Landlord determines that it will not repair such damages, and/or restore the Building, then Landlord at its sole option within sixty (60) days after such Casualty, may terminate this Lease upon written notice to Tenant. In the event that either Landlord or Tenant elects to terminate this Lease, then Tenant shall pay the Rent apportioned to the time of damage, and Tenant shall immediately surrender the Premises on the effective date of the termination of this Lease to Landlord who may enter upon and repossess the same and all further rights and obligations of the parties hereunder will terminate. If the Lease is not terminated pursuant to the terms hereof, Landlord shall repair or replace as required such damage to the Premises (but not any tenant improvements made by Tenant) and this Lease shall not be affected in any manner, except that the Rent shall be suspended from the date of such damage until the earlier of thirty (30) days from the date Landlord delivers the Premises to Tenant for the purpose of Tenant making tenant improvements thereto or the date the Premises are substantially ready for occupancy by Tenant.

(b) If said Premises shall be so slightly damaged by any Casualty as not to be rendered unfit for occupancy or unsuitable for the conduct of the Business to any substantial extent and the same shall be repairable within one hundred eighty (180) days from the time of such damage, Landlord shall repair the Premises (but not any tenant improvements made by Tenant) and during the period from the date of such damage until the repairs are completed the Rent shall be apportioned so that Tenant shall pay as Rent an amount which bears the same ratio to the entire monthly rent as the portion of the Premises which Tenant is able to occupy or use for its Business during such period bears to the entire Premises; provided, however, Landlord shall not be required to make such repairs to the Premises if, due to damage to the Building, Landlord determines, in its reasonable discretion, that it is not economically feasible to repair the Premises.

(c) If Landlord terminates this Lease following any Casualty or pursuant to Section 12 below following any Taking, and in any event for any temporary relocation due to any Casualty or Taking, Landlord shall use or shall cause its affiliates to use commercially reasonable efforts to provide Tenant with comparable space in alternative premises to which Landlord or CBS Radio relocates on substantially the same terms as this Lease. For purposes hereof, “comparable space” shall mean space sufficient for Tenant to operate the Business (as such term is defined in the Amended and Restated Trademark License Agreement, dated as of even date herewith, by and between CBS Radio and Tenant).

12.	CONDEMNATION:

In the event that any exercise of the power of eminent domain by any governmental authority or by any other party vested by law with such power shall at any time prevent the full use and enjoyment of the Premises or any other portion of the Building (including, without limitation, the rooftop) such that the Premises or any other portion of the Building is rendered wholly or substantially unsuitable for the conduct of the Business (a “Taking”), Landlord (subject to clause (c) of Section 11 above) or Tenant shall have the right thereupon to terminate this Lease. In addition, if a material portion of the Building otherwise is subject to an eminent domain proceeding, Landlord (subject to clause (c) of Section 11 above) may terminate this Lease. In the event of any such action, Landlord shall have the right to claim, recover, and retain from the governmental authority or other party taking such action any award for the value of the Premises except that Tenant shall be entitled to any claim for the leasehold value of the Premises as well as the value of any of Tenant’s tenant improvements and trade fixtures. Tenant may make a separate claim for the value of its personal property and fixtures which are taken or its moving expenses, and any other damages available to Tenant to the extent it does not diminish any award payable to Landlord.

13.	FIXTURES AND SIGNS:

(a) Tenant shall have the right to install in or place on the Premises trade or moveable fixtures, or other equipment as it may choose provided such fixtures or equipment do not exceed the weight permitted by the floor structure. Such trade fixtures, machines, tools, or other equipment shall at all times remain the personal property of Tenant regardless of the manner or degree of attachment thereof to the Premises and may be removed at any time by Tenant whether at the termination of this Lease or otherwise, provided, however, that Tenant shall make restoration of the Premises and the Building in the event that any damage is done thereto in the removal of such property.

(b) Tenant shall not have the right to affix any signs in, on or about the Premises or the Building without Landlord’s consent (if visible from outside the Building) except to the extent consistent with Tenant’s Past Practice.

14.	DEFAULT; REMEDIES:

(a) Tenant shall be in default hereunder if:

(i) Tenant shall fail to pay any undisputed Rent payment or other charges payable under this Lease by Tenant following thirty (30) days written notice from Landlord;

(ii) Tenant shall fail to pay any Rent payment or other charges payable under this Lease by Tenant that was previously disputed but has since been determined by arbitration pursuant to Section 24(j) or mutual agreement between Landlord and Tenant to be owed to Landlord under this Lease, within fifteen (15) days of such arbitration award or following fifteen (15) days written notice of such mutual agreement;

(iii) (x) two (2) or more disputed Rent payments or other charges payable under this Lease by Tenant are submitted to arbitration under Section 24(j) during the term of this Lease, (y) such disputed Rent payments or other charges payable under this Lease by Tenant are not deposited with a third party escrow agent reasonably acceptable to Landlord and Tenant within five (5) business days following submission to arbitration and (z) the arbitrator(s) finds in each case that the amount claimed by Landlord to be properly payable by Tenant to Landlord under this Lease is in fact properly payable to Landlord under this Lease; or

(iv) (x) Landlord notifies Tenant in writing that Tenant is in material breach of one or more of its material covenants (other than payment covenants) under this Lease and such breach is not cured within thirty (30) days of receipt of such written notice, (y) Landlord submits to arbitration under Section 24(j) such breach or breaches and requests termination as a remedy and (z) the arbitrator(s) determines (A) that Tenant has in fact materially breached one or more material covenants (other than payment covenants) under this Lease, (B) that such breach or breaches have not been cured and have caused significant harm to Landlord and (C) that termination of this Lease is an appropriate remedy (after considering other appropriate remedies short of termination).

(b) If Tenant is in default hereunder pursuant to Section 14(a) above, then Landlord shall have the right, in addition to all other rights and remedies available to it at law or in equity, to terminate this Lease upon written notice to Tenant (at least thirty (30) days written notice in the case of a default under Section 14(a)(iii)) and, on the date specified in such notice, this Lease and the term hereby demised and all rights of Tenant hereunder shall expire and terminate and Tenant shall thereupon quit and surrender possession of the Premises to Landlord (x) no later than six (6) months following such termination by Landlord in the event of a default under Section 14(a)(i) through (iii) and (y) no later than nine (9) months following such termination by Landlord in the event of a default under Section 14(a)(iv), in each case, in the condition required in this Lease, provided that Tenant shall remain bound by the terms and conditions of this Lease during the time Tenant retains possession of the Premises following a termination of this Lease, it being the intention of the parties hereto to create a conditional limitation upon the happening of a default.

(c) In any case in which (i) this Lease shall have been terminated in accordance with the express provisions of this Lease or the Master Agreement and (ii) Landlord shall have elected to recover any unpaid Rent or other charges payable under this Lease by Tenant and any portion of such sum shall remain unpaid, subject to any applicable advance notice or transition provisions set forth herein, in the TSA or in the Master Agreement, Landlord may, without further notice, enter upon and repossess the Premises, by summary proceedings, ejectment or otherwise, and may dispossess Tenant and remove Tenant and all other persons and property from the Premises and may have, hold and enjoy the Premises and the rents and profits therefrom. Landlord may, in its own name, as agent for Tenant if this Lease has not been terminated, or on its own behalf if this Lease has been terminated, re-let the Premises or any part thereof for such term and on such terms (which may include concessions of free rent) as Landlord in its sole discretion may determine. Landlord may, in connection with any such re-letting, cause the Premises to be redecorated, altered, divided, consolidated with other space or otherwise changed or prepared for re-letting. No re-letting shall be deemed a surrender of the Premises.

(d) Landlord shall be in default hereunder if Tenant notifies Landlord in writing that Landlord is in material breach of one or more of its material covenants (other than payment covenants) under this Lease and such breach is not cured within thirty (30) days of receipt of such written notice, (y) Tenant submits to arbitration under Section 24(j) such breach or breaches and requests termination as a remedy and (z) the arbitrator(s) determines (A) that Landlord has in fact materially breached one or more material covenants (other than payment covenants) under this Lease, (B) that such breach or breaches have not been cured and have caused significant harm to Tenant and (C) that termination of this Lease is an appropriate remedy (after considering other appropriate remedies short of termination). In the event of Landlord’s default hereunder, Tenant shall have the right to terminate this Lease in accordance with the provisions of this Section 14(d) upon written notice to Landlord.

(e) If either party institutes a suit against the other party for violation of, or to enforce any covenant, term or condition of, this Lease, the prevailing party shall be entitled to reimbursement of all of its costs and expenses, including, without limitation, reasonable attorneys’ fees, except to the extent that arbitration is required under Section 24(j) below, in which event fees shall be paid as determined in such arbitration.

15.	ASSIGNMENT; SUBLETTING:

(a) Tenant shall not have the right to assign this Lease or to sublet the Premises or any part thereof, without the prior written consent of Landlord; provided that, subject to Section 26 of the Master Agreement and Section 2(c) of this Lease, Tenant may assign all or any of its rights and related obligations hereunder to a third party who acquires (i) all or substantially all of the assets of Tenant or (ii) all or substantially all of the assets comprising any significant business unit or division of Tenant that conducts its principal businesses and activities primarily at the Premises, in each case, without the prior consent of Landlord (provided that any such assignment is made only to a single assignee). Any purported assignment or transfer in violation of the provisions of this Section 15 is null and void and of no force or effect. Notwithstanding anything to the contrary in this Section 15, no assignment or subletting shall release Tenant nor relieve Tenant from its duty to perform fully all of the agreements, covenants, and conditions set forth in this Lease.

(b) Landlord shall have the right at any time during the term of this Lease to sell the Building, which sale shall be subject to this Lease and the rights of the Tenant hereunder unless Landlord terminates this Lease in accordance with the following. In the event Landlord sells the Building to an entity not affiliated with Landlord, Landlord shall have the right to terminate this Lease upon not less than one (1) year’s notice to Tenant.

16.	HAZARDOUS MATERIALS:

(a) “Hazardous Materials” shall mean any material or substance (i) which is regulated as a “hazardous substance,” “hazardous waste,” oil, petroleum, or oil or petroleum products or byproducts, asbestos, polychlorinated byphenyls (“PCBs”), or “extremely hazardous substance,” “hazardous chemical,” “toxic substance,” “pollutant,” “contaminant” or the like under any Environmental Laws (as hereafter defined), (ii) which contains PCBs, (iii) which contains asbestos, (iv) which is radioactive or (v) the presence of which requires investigation or remediation under any Environmental Law, as well as any toxic or otherwise hazardous substance, material or waste which is or becomes regulated as such by any Environmental Law during the term of this Lease.

(b) Tenant shall conduct all of its operations at the Premises, and Landlord shall conduct all of its operations at the Building, in substantial compliance with all federal, state and local statutes (including, but not limited to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq., as amended, (CERCLA); the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., as amended (RCRA); the Clean Air Act, 42 U.S.C. 7401 et seq., as amended; the Clean Water Act, 33 U.S.C. Section 1251 et seq., as amended, the environment related provisions of the Occupational Health and Safety Act, 29 U.S.C. Section 651 et seq., as amended) and all applicable federal, state and local statutes protecting the environment now or hereafter enacted and any additions and amendments thereto and regulations enacted thereunder, ordinances, orders and requirements of common law governing pollution or protection of human heath or the environment, including (i) discharges to the air, soil, surface or ground water and (ii) handling, utilizing, storage, treatment or disposal of any Hazardous Materials as defined therein (collectively, the “Environmental Laws”). Tenant and Landlord shall provide promptly to the other copies of any permits, licenses, approvals, notices of violations, summons, orders, complaints or other documents received by them pertaining to compliance with the Environmental Laws at the Premises.

(c) Except as in the ordinary course of business, neither Landlord nor Tenant shall (i) cause, allow or permit the escape, disposal or release of Hazardous Materials in, on, under, around or from the Premises or (ii) store, use or allow the storage or use of Hazardous Materials in the Building in any manner not sanctioned by law or the standards prevailing in the industry for handling and storage of such Hazardous Materials. Tenant shall not store material or equipment exterior to the Building.

(d) If Landlord has evidence that there has been a release by Tenant, its agents, servants, employees or business invitees at the Premises of Hazardous Materials, Landlord may require testing by an environmental testing entity to ascertain whether there has been a release of Hazardous Materials. The reasonable costs of such testing shall be reimbursed by Tenant to Landlord. If a governmental agency requires environmental testing relating to any release of Hazardous Materials by Tenant, its agents, servants, employees or business invitees at the Premises, then such testing shall be performed and paid for in the manner described above. Tenant shall execute affidavits or representations, at Landlord’s request, stating that, to the best of Tenant’s knowledge and belief after due inquiry, since the time that Tenant took possession of the Premises, there has been no unauthorized release of Hazardous Materials by Tenant, its agents, servants, employees or business invitees at the Premises in, on or around the Premises.

(e) Tenant shall defend, indemnify, protect and hold Landlord harmless from and against any and all demands, claims, actions, assessments, losses, damages, liabilities, fines, penalties, costs and expenses of every nature (including reasonable attorneys’ fees but excluding any consequential damages) resulting from or arising out of (i) a breach by Tenant of any of the provisions of this Section 16; or (ii) any violations of Environmental Laws or releases of Hazardous Materials by Tenant, its agents, employees, customers or affiliates during the use and occupancy of the Premises. Notwithstanding anything to the contrary herein, in no event will Tenant be liable for the existence of any Hazardous Material in, on or around the Premises to the extent (x) it pre-existed Tenant’s initial occupancy of the Premises under the terms of the Existing TSA or (y) it was deposited by Landlord or its employees, agents or assigns. Landlord shall defend, indemnify, protect and hold Tenant harmless from and against any and all demands, claims, actions, assessments, losses, damages, liabilities, fines, penalties, costs and expenses of every nature (including reasonable attorneys’ fees but excluding any consequential damages) resulting from or arising out of (i) a breach by Landlord of any of the provisions of this Section 16; or (ii) any environmental conditions, events or circumstances caused by Landlord, its agents, employees, customers (other than Tenant) or affiliates during the use and occupancy of the Building to the extent caused by Landlord. Notwithstanding anything to the contrary herein, in no event will Landlord be liable for the existence of any Hazardous Material in, on or around the Building to the extent it was deposited by Tenant or its employees, agents or assigns.

(f) If either party knows, or has reason to know, that an unpermitted Hazardous Material, or condition involving or resulting from the presence of a Hazardous Material, exists in, on, under or about the Premises, or that a governmental agency is or has threatened to take action with respect to the existence of any such condition, such party shall immediately provide written notification of such fact to the other party. The notifying party shall also immediately provide the other party with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from any governmental authority or third party, concerning such condition in, on, under or about the Premises.

(g) The provisions of Sections 16(e) and 16(f) shall survive the termination of this Lease.

17.	QUIET ENJOYMENT:

So long as Tenant is not in default hereunder beyond the expiration of any applicable notice or cure periods, Tenant may freely, peaceably and quietly occupy and enjoy the rights granted under this Lease free from any molestation from Landlord or anyone acting by, through or under Landlord.

18.	SURRENDER:

(a) Except as otherwise provided in Section 2(c) or 14(b), upon the expiration or other termination of the Term, Tenant shall, without notice from Landlord, quit and surrender to Landlord the Premises, vacant, broom-clean, and (subject to the provisions of Article 8 hereof) in substantially the same condition and repair as on the Commencement Date, reasonable wear and tear and damage which Landlord is obligated to repair hereunder excepted, and shall surrender possession of the Leased Equipment to Landlord in substantially the same order and repair as on the Commencement Date, reasonable wear and tear excepted. In addition, Tenant shall remove all of its personal property located at or in the Premises or elsewhere in the Building. Any damage caused to the Premises or any other portions of the Building as a result of the removal of Tenant’s personal property shall be repaired by Tenant at its sole cost and expense. Tenant’s obligation to observe or perform this covenant shall survive the expiration or sooner termination of the Term.

(b) Except for any applicable transition periods pursuant to the Transition Rights, which for purposes of this Section 18(b) shall not be considered a hold over by Tenant, if Tenant shall hold over and remain on the Premises or fail to remove any of its personal property beyond the expiration or earlier termination of this Lease, such holding over shall not be deemed to be an extension of this Lease, and, in addition to any rights Landlord may have under the terms of this Lease, or at law or in equity, Landlord shall be entitled to recover any and all damages (including, without limitation, any out-of-pocket costs associated with any repairs, replacements, removal of property or other similar costs, but excluding any special, indirect, consequential or exemplary damages and any loss of business or profits, whether or not foreseeable) suffered by Landlord as a result of Tenant’s holding over, and Tenant shall also be obligated to pay to Landlord a per diem amount based on an annual rate equal to two hundred percent (200%) of the Base Rent payable on the date immediately preceding such holdover for each day thereafter that Tenant remains in occupancy of the Premises.

Subject to the parenthetical in the immediately preceding sentence regarding the scope of damages, Tenant shall indemnify and hold Landlord harmless from any liability, loss, costs and expenses, including, but not limited to reasonable attorneys’ fees, arising out of such holding over by Tenant.

19.	INDEMNITY:

(a) To the extent permitted by law, Tenant agrees to indemnify, defend and hold harmless Landlord and Landlord’s affiliates and their respective officers, directors, affiliates, employees and agents, and the predecessors, successors and permitted assigns of Landlord, from and against any and all third party actions, claims and demands (and reasonable costs and expenses, including reasonable attorneys’ fees, incurred by Landlord by reason of such third party actions, claims and demands) (collectively, “Claims”), arising out of Tenant’s use and occupancy of the Building and the Leased Equipment, the undertaking by Tenant of any alterations or repairs to the Building or Tenant’s equipment, the conduct of Tenant’s business in the Building, any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed under this Lease, or any willful or negligent act of Tenant, its agents or employees in or about the Building, but excluding any Claims resulting from the willful misconduct or negligence of Landlord or Landlord’s agents or employees.

(b) To the extent permitted by law, Landlord agrees to indemnify, defend and hold harmless Tenant and Tenant’s affiliates and their respective officers, directors, affiliates, employees and agents, and the predecessors, successors and permitted assigns of Tenant, from and against any and all Claims arising out of Landlord’s use and occupancy of the Building and the Leased Equipment, the undertaking by Landlord of any alterations or repairs to the Building or equipment, the conduct of Landlord’s business in the Building, any breach or default on the part of Landlord in the performance of any covenant or agreement on the part of Landlord to be performed under this Lease, or any willful or negligent act of Landlord, its agents or employees in or about the Building, but excluding any Claims resulting from the willful misconduct or negligence of Tenant or Tenant’s agents or employees.

20.	BROKERAGE:

Tenant and Landlord each represents and warrants that it has dealt with no broker, agent or other person in connection with this Lease and that no broker, agent or other person brought about this transaction. Landlord and Tenant each agrees to indemnify and hold the other harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with the indemnifying party with regard to this Lease. The provisions of this Section 20 shall survive the expiration or earlier termination of this Lease.

21.	NOTICE:

(a) All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission (with receipt acknowledged) or mailed (registered or certified mail, return receipt requested) to the parties at the following addresses or facsimile numbers:

If to Tenant:

Westwood One, Inc.
40 West 57th Street, 15th Floor
New York, New York 10019
Attention: General Counsel
Telecopy: (212) 641-2198

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, California 90071
Attention: Brian J. McCarthy, Esq.
Telecopy: (213) 687-5600

If to Landlord:

CBS News Inc.
2020 M Street, N.W.
Washington, D.C. 20036
Attention: Fred Schneider
Telecopy: (202) 457-1519

with a copy to each of:

CBS Radio Inc.
1515 Broadway, 46th Floor
New York, New York 10036
Attention: Chairman & CEO
Telecopy: (212) 846-2342

CBS Corporation
51 West 52 Street
New York, New York 10019
Attention: General Counsel
Telecopy: (212) 975-4215

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153

Attention:	Howard Chatzinoff, Esq.
Michael Lubowitz, Esq.
Telecopy: (212) 310-8007

(b) All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 21, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 21, be deemed given upon confirmation of transmission, and (iii) if delivered by mail in the manner described above to the address as provided in this Section 21, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section 21). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

22.	SUBORDINATION:

(a) The rights of Tenant under this Lease shall be and are subject and subordinate at all times to all ground leases, and/or underlying leases, if any, now or hereafter in force against the Building or the land on which the Building sits (a “Ground Lease”), and to the lien of any mortgage or mortgages now or hereafter in force against such Ground Lease, the Building and/or the land on which the Building sits, and to all advances made or hereafter to be made upon the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof (a “Mortgage”). This Section is self-operative and no further instrument of subordination shall be required. However, in confirmation of such subordination Tenant shall promptly execute such reasonable further instruments as may reasonably be requested by Landlord.

(b) Landlord hereby represents that as of the date of this Lease there are no Ground Leases or Mortgages in effect. In the event Landlord does enter into a Ground Lease and/or a Mortgage, Landlord shall obtain, for the benefit of Tenant, a subordination, non-disturbance and attornment agreement, in form reasonably acceptable to Tenant and the lessor under such Ground Lease or holder of such Mortgage (each, a “Lender”), pursuant to which Lender agrees that as long as Tenant is not in default under this Lease beyond the expiration of any applicable notice or cure period, Lender will not disturb Tenant in its possession of the Premises, name Tenant as a party to any foreclosure action or terminate Tenant’s rights hereunder.

23.	FORCE MAJEURE:

A party hereto will not have any liability to the other party hereto if performance by such party hereunder shall be prevented, interfered with or omitted because of labor dispute, failure of facilities, act of God, government or court action, or any other similar or dissimilar cause beyond the control of the party so failing to perform hereunder.

24.	MISCELLANEOUS:

(a) Entire Agreement.  This Lease and the New Transaction Documents (as defined in the Master Agreement) and the exhibits and schedules hereto and thereto, embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understandings relating to the matters provided for herein.

(b) Waiver.  Any term or condition of this Lease may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Lease, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Lease on any future occasion. No failure or delay on the part of a party in exercising any right or power under this Lease shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. All remedies, either under this Lease or by law or otherwise afforded, will be cumulative and not alternative.

(c) Amendment.  This Lease may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

(d) No Third-Party Beneficiary.  The terms and provisions of this Lease are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

(e) Binding Effect.  This Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(f) Headings.  The headings used in this Lease have been inserted for convenience of reference only and do not define or limit the provisions hereof.

(g) Invalid Provisions.  If any provision of this Lease is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Lease will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Lease will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Lease will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Lease a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

(h) Affiliate.  When used in this Lease the term “affiliate” shall have the meaning assigned to such term in Rule 405 promulgated under the Securities Act of 1933, as amended; provided that, with respect to any affiliates of Landlord, such term shall mean CBS Corporation and the controlled affiliates of CBS Corporation.

(i) Governing Law.  This Lease shall be governed by and construed in accordance with the laws of the District of Columbia, its rules of conflict of laws notwithstanding.

(j) Arbitration.  Any dispute, controversy or claim arising out of or relating to this Lease or the breach, termination or validity thereof (“Dispute”), shall on the demand of any party be finally and exclusively resolved by arbitration in accordance with the then-prevailing JAMS Comprehensive Arbitration Rules and Procedures as modified herein (the “Rules”); provided, however, that any party hereto shall have the right to seek injunctive relief against the other party hereto in the courts of New York, New York, prior to the resolution of any Dispute by arbitration in accordance with this Section 24(j). There shall be three (3) neutral arbitrators of whom each party shall select one. The claimant shall select its arbitrator in its demand for arbitration and the respondent shall select its arbitrator within thirty (30) days after receipt of the demand for arbitration. The two arbitrators so appointed shall select a third arbitrator to serve as chairperson within fourteen days of the designation of the second of the two arbitrators. If any arbitrator is not timely appointed, at the request of any party such arbitrator shall be appointed by JAMS pursuant to the listing, striking and ranking procedure in the Rules. The place of arbitration shall be New York, New York. The arbitral tribunal shall be required to follow the law of the State of New York. The arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitral tribunal. Judgment upon any award may be entered in any court having jurisdiction.

(k) Counterparts.  This Lease may be executed in counterparts and by facsimile signature, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(l) Expenses.  Each of Landlord and Tenant shall bear its own expenses relating to this Lease whether or not the Closing (as defined in the Master Agreement) is consummated.

(m) No Conflict with Other Agreements.  Landlord represents and warrants to Tenant that Landlord’s execution and delivery of this Lease and the performance by Landlord of its obligations under do not and will not constitute a breach or default under any other agreement to which Landlord is a party.

[Signature Page Follows]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first written above.

CBS BROADCASTING INC.

By:	Name:

Title:

WESTWOOD ONE, INC.

By:	Name:

Title:

Acknowledged, as of the date first written above, by:

CBS RADIO INC.

By:	Name:

Title:

Signature Page to 2020 M Street Lease

[Exhibits are intentionally omitted.]

EXHIBIT I

S U B L E A S E

THIS SUBLEASE is made as of the [  ] day of [          ] 200[  ], between CBS NEWS INC., a Delaware corporation, as sublandlord (“Landlord”), and WESTWOOD ONE, INC., a Delaware corporation, as subtenant (“Tenant”).

RECITALS

WHEREAS, Landlord is the tenant under that certain Office Lease Agreement dated November 11, 2002 (the “Original Lease”), between Juster Associates Limited Partnership (“Master Lessor”) and CBS Broadcasting Inc., predecessor-in-interest to Landlord, as amended by First Amendment to Lease, dated April 2003 (the “First Amendment”), and Second Amendment to Lease, dated June 27, 2007 (the “Second Amendment” and, together with the Original Lease and the First Amendment, the “Master Lease,” a copy of which is attached hereto as Exhibit “A”), pursuant to which Landlord leases from Master Lessor certain premises (the “Leased Premises”) in the building located at 2000 M Street, NW, Washington, DC (the “Building”);

WHEREAS, CBS Radio Inc., formerly known as Infinity Broadcasting Corporation (“CBS Radio”), an affiliate of Landlord, and Tenant previously entered into a Technical Services Agreement dated as of March 30, 1999 (the “Existing TSA”), for the provision of CBS Radio’s facilities and employees to originate and distribute programming, including day-of-air operation services, and commercial continuity services in support of the gathering, editing, assembly and production of programming; and

WHEREAS, CBS Radio and Tenant desire to modify their existing business relationship by terminating or amending and restating certain agreements (including the Existing TSA), documenting certain existing practices between the parties and entering into new agreements (the “New Transaction Documents”, as more particularly described in the Master Agreement, dated as of October 2, 2007 (the “Master Agreement”), and the Amended and Restated Technical Services Agreement dated as of the date hereof (the “TSA”)), including, without limitation, the subleasing by Landlord to Tenant of a portion of the Leased Premises.

NOW, THEREFORE, as contemplated by the Master Agreement and the TSA and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.	PREMISES:

For and in consideration of the payment by Tenant of the rent hereinafter reserved and the performance by Tenant of the covenants and agreements hereinafter agreed to be performed by it, Landlord hereby subleases to Tenant and Tenant hereby subleases from Landlord, throughout the term hereof, upon and subject to the terms, covenants and conditions set forth herein, that portion of the Leased Premises containing approximately 460 rentable square feet, as shown on the floor plan attached hereto as Exhibit “B” (the “Subleased Premises”).

2.	TERM; TERMINATION:

(a) The term of this Sublease (the “Term”) shall commence on such date (the “Commencement Date”) that is the later of (i) the date that Landlord receives the Consent (as hereafter defined) and (ii) the Closing Date (as such term is defined in the Master Agreement) and shall expire on December 30, 2012 unless Tenant’s right to use and occupy the Premises is either earlier terminated or extended pursuant to and in accordance with the terms of this Sublease, the Master Agreement and the TSA (December 30, 2012, or such earlier or later date to which Tenant’s right to use and occupy the Premises shall have been accelerated or extended, as applicable, the “Expiration Date”). Tenant shall have no right to extend the term of this Sublease beyond the Expiration Date. Notwithstanding the foregoing, Tenant shall have the right to terminate this Sublease at any time during the Term upon providing Landlord with no less than one hundred eighty (180) days prior written notice, in which case Tenant’s obligation to continue to pay Rent hereunder shall continue until the expiration of such one hundred eighty (180)-day period. In the event of such termination by Tenant, Tenant shall quit and surrender to Landlord the Subleased Premises within one hundred eighty (180) days of delivery of such termination notice in accordance with the provisions of Section 18.

(b) This Sublease may be terminated prior to December 30, 2012 (i) by mutual written consent of Landlord and Tenant, (ii) pursuant to the provisions of Section 2(c), 12 or 14 of this Sublease or (iii) by Landlord upon a termination of the Master Lease in accordance with the provisions thereof.

(c) Notwithstanding the foregoing, (i) this Sublease shall automatically terminate (subject to the last sentence of this Section 2(c)) in the event of a termination of the Master Agreement, the expiration or termination of the News Agreement (as such term is defined in the TSA) or the expiration or termination of the TSA, subject to the Transition Rights (as defined below), in each case, pursuant to the applicable termination provisions thereof, provided that, in the event that (x) such automatic termination is the result of the termination or expiration of the News Agreement, Tenant shall have a one (1)-year transition period from the date of such automatic termination to quit and surrender to Landlord the Premises, or (y) such automatic termination is the result of a termination by CBS Radio of the Master Agreement pursuant to Section 27(a)(ii) through (v) or Section 27(b) thereof, Tenant shall have a six (6)-month transition period from the date of such automatic termination to quit and surrender to Landlord the Premises; and (ii) this Lease may be terminated by Landlord if any person or entity engaged in the radio network business, whether or not a Competitor (as defined in the Master Agreement), acquires or enters into an agreement to acquire more than fifty percent (50%) of the equity or voting interests of Tenant, all or substantially all of the assets of Tenant or all or substantially all of the assets comprising any significant business unit or division of Tenant, in each case, in a single transaction or series of related transactions, provided that in such case Tenant shall have a one (1)-year transition period from the date of such termination to quit and surrender to Landlord the Premises. Notwithstanding the foregoing, if the TSA is terminated, this Sublease shall terminate at the end of the transition periods that are the subject of the Monetary Breach Transition Right, Breach Transition Right, Natural Expiration Transition Right or Short Term Transition Right, as applicable (each as set forth in Section 5 of the TSA and, collectively, the “Transition Rights”).

(d) The parties agree that this Sublease shall not become effective for any purpose unless and until it has been consented to in writing by Master Lessor (the “Consent”). Landlord shall reasonably promptly after receipt of fully executed copies of this Sublease submit the same to Master Lessor for its Consent and to use commercially reasonable efforts to obtain the Consent; provided, however, that Landlord shall not be required to make any payments or commence any action or proceeding in order to obtain the Consent and shall not in any event be liable to Tenant for any failure to obtain the Consent. Tenant shall reasonably cooperate with Landlord and Master Lessor in order to obtain the Consent, including, but not limited to, promptly supplying such reasonable information and/or documentation as Master Lessor may request in connection therewith. If the Consent is not obtained within thirty (30) days after full execution and delivery of this Sublease (or if Landlord exercises its option to extend the period within which the Consent must be obtained as noted below, within sixty (60) days after full execution and delivery of this Sublease), then either party may, upon written notice to the other, cancel this Sublease, provided the party wishing to cancel has complied with its agreements and obligations under this paragraph. Notwithstanding anything to the contrary herein contained, Landlord shall have the unilateral right, at its option, to extend for an additional thirty (30) days the period for obtaining the Consent, provided that Landlord delivers to Tenant written notice of such extension prior to the expiration of the initial thirty (30) day period referred to above in this paragraph.

3.	RENT:

(a) Tenant shall pay to Landlord base rent (the “Rent”) during the Term in the following amounts:

Time Period	Annual Rent Amount ($)	Monthly Rent Amount ($)

Commencement Date to December 31, 2008	16,100.00	1,341.67
January 1, 2009 to December 31, 2009	16,504.80	1,375.40
January 1, 2010 to December 31, 2010	16,914.20	1,409.52
January 1, 2011 to December 31, 2011	17,337.40	1,444.78
January 1, 2012 to December 30, 2012	17,769.80	1,480.82

(b) All Rent shall be payable monthly in advance on the first day of each month and shall be delivered to Landlord at CBS News Division, 21940 Network Place, Chicago, Illinois, 60673-1219, Attention: CBS News Division Accounting Department.

(c) If any Rent shall not be paid within fifteen (15) days after the same is due, in addition to, and without waiving or releasing any other rights or remedies of Landlord, a late charge of five percent (5%) per annum of the amount of such delinquent Rent shall become immediately due and payable to Landlord as liquidated damages.

4.	CONDITION:

Tenant is currently in possession of the Subleased Premises and is fully familiar with the condition thereof. Tenant shall accept possession of the Subleased Premises in their current “AS IS” condition without any representation or warranty as to condition and without any obligation on the part of Landlord to prepare the Subleased Premises for Tenant’s occupancy or use. Tenant acknowledges that the Subleased Premises are not and will not be separately demised from space in the Leased Premises used and occupied by Landlord and/or any affiliates of Landlord.

5.	USE OF SUBLEASED PREMISES; COMPLIANCE WITH LAWS:

(a) Tenant shall use and occupy the Subleased Premises for the Permitted Use (as defined in the Master Lease) and for no other purpose.

(b) Tenant will use the Premises in compliance with any and all applicable laws statutes, codes, ordinances, rules, orders and regulations of any municipal or governmental authority (collectively, the “Laws”), which are applicable to or arise from the conduct of Tenant’s specific business at the Premises; provided, however, in no event shall Tenant be required to perform any capital improvements or repairs or to remedy any non-compliance by the Premises with Laws unless such capital improvements or repairs or remedy are required because of the negligence or willful misconduct of Tenant or Tenant’s employees or agents.

(c) Tenant agrees to comply with all rules and regulations established by Master Lessor for the Building (the “Rules and Regulations”).

6.	MASTER LEASE:

(a) Tenant represents that it has read and is familiar with the Master Lease. It is specifically understood and agreed that this Sublease and each and every provision hereof is and shall remain subject to the Master Lease and each and every provision thereof, and that in the event the Master Lease shall terminate for any reason whatsoever, then this Sublease shall simultaneously terminate. Neither party hereto shall acquire any right or cause of action against the other party by reason of any termination of the Master Lease unless such termination resulted from a breach or default thereunder that also was a breach or default under this Sublease.

(b) Except as otherwise specifically provided in this Sublease, Tenant covenants and agrees to comply with all of the terms, covenants, conditions and obligations of the Master Lease to be kept and performed on the part of the tenant thereunder insofar as they relate to the Subleased Premises. Tenant shall not commit or permit to be committed any act or omission or allow any condition to exist which shall violate any term or condition of the Master Lease. Tenant shall neither do nor permit anything to be done which would cause the Master Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in the Master Lessor under the Master Lease, and Tenant shall indemnify and hold Landlord harmless from and against all claims, liabilities and damages of any kind whatsoever by reason of any breach or default on the part of Tenant of Tenant’s obligations pursuant to this clause (b). In all instances where the consent of the “Landlord” is required by the Master Lease, for purposes of this Sublease, consent of both Landlord and Master Lessor shall be required.

(c) To the extent that the Master Lease requires or obligates Master Lessor to maintain, repair, restore or otherwise expend any monies for preserving and maintaining all or any portion of the Subleased Premises or to furnish services to the Subleased Premises, such obligation shall not pass to Landlord by reason of this Sublease and shall remain with Master Lessor.

(d) Landlord hereby represents and warrants to Tenant that it is not in default under any provision under the Master Lease and that the Master Lease is in full force and effect.

(e) Provided Tenant is not in default hereunder beyond the expiration of any applicable notice or cure period, Landlord shall comply with all of the terms, covenants and conditions of the Master Lease so as to keep the Master Lease in full force and effect at all times during the term hereof; provided, Landlord shall not be liable for any termination of the Master Lease arising out of the acts or omissions of Tenant.

(f) Landlord agrees, upon receipt from Tenant of written notice of any default of Master Lessor under the Master Lease, to promptly notify Master Lessor of Tenant’s notice and use its reasonable efforts to cause Master Lessor to rectify or fulfill any default as listed in Tenant’s notice; provided, however, that nothing contained in this Sublease shall require Landlord to commence legal action or arbitration proceedings against Master Lessor.

(g) As between the parties hereto only, in the event of a conflict between the terms of the Master Lease and the terms of this Sublease, the terms of this Sublease shall control only to the extent they are inconsistent with the terms of the Master Lease. Notwithstanding anything herein contained, as between Landlord and Tenant and for purposes of this Sublease, the following provisions of the Master Lease shall not be applicable: Sections I.A.2, I.A.4, I.A.5, I.A.8,

I.A.10, I.B.2, I.B.7, III.B, IV, VI, IX, X (except to the extent that Section 8 of this Sublease references the Master Lease), XIII.D, XIII.F, XV, XVIII, XXII, XXIV, XXVIII, XXIX, XXX, XXXIV, XXXVIII.N, XLI, XLII of the Original Lease, Exhibit D to the Original Lease, the entire First Amendment and the entire Second Amendment other than Section 4 thereof.

7.	SERVICES:

(a) Landlord shall cooperate with Tenant and use commercially reasonable efforts to cause Master Lessor to provide to Tenant those services which are required to be provided by Master Lessor under the Master Lease, as well as any additional services required by Tenant; provided, however, that nothing contained in this Sublease shall require Landlord to commence legal action or arbitration proceedings against Master Lessor. Tenant shall pay Master Lessor’s charge for such additional services promptly after having been billed therefor by Master Lessor or by Landlord. If at any time a charge for such additional services is attributable to the use of such services by both Landlord and Tenant, the cost thereof shall be equitably divided between Landlord and Tenant.

(b) Tenant shall be responsible for obtaining the following services for its own use and shall pay the service provider directly for any such services:

(i) cable services (including T-1, internet, cable connections);

(ii) installation and maintenance of computers; and

(iii) transmission lines.

8.	ALTERATIONS AND IMPROVEMENTS:

Tenant shall not have the right to make any alterations, additions, or improvements in or to the Subleased Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld with regard to non-structural work only, and the prior written consent of Master Lessor, if required by the terms of the Master Lease. If Landlord and Master Lessor (to the extent such consent is required) consent to any alterations, additions or improvements, Tenant shall perform such work in compliance with the terms and requirements of the Master Lease. Tenant shall be responsible for payment of any fees charged by Master Lessor in connection with the review of such proposed alterations, additions or improvements. Any mechanic’s lien filed against the Subleased Premises, the Leased Premises or the Building for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant within the time period required by the Master Lease, at Tenant’s expense, by payment or filing the bond required by law. Tenant shall be responsible to obtain all required building permits prior to commencing any construction in the Subleased Premises and also to arrange for all required municipal or governmental inspections upon completion of any construction. Upon the termination of this Sublease, Tenant shall remove, at Tenant’s cost, any or all such alterations, additions, or improvements required to be removed under the terms of the Master Lease. Tenant shall repair all damage or defacement to the Subleased Premises, the Leased Premises, the Building and the fixtures, appurtenances and equipment of Landlord and of Master Lessor, caused by such removal.

9.	INSURANCE:

Tenant shall, at its sole cost and expense, procure and maintain throughout the Term such insurance required to be maintained pursuant to Article XVI of the Master Lease, as applicable to the Subleased Premises. Without duplication, Tenant shall maintain insurance against loss or damage by fire, lightning and other perils covered by an “all risk” policy for Tenant’s equipment, in an amount not less than one hundred percent (100%) of actual replacement cost. Tenant’s liability policy shall name Landlord and Master Lessor (and any other party required by the Master Lease) as additional insured parties. Tenant shall furnish proof of such insurance coverage to Landlord prior to the Commencement Date.

10.	MAINTENANCE AND REPAIRS; LANDLORD’S ACCESS:

(a) Tenant shall be responsible for all maintenance to the Subleased Premises in order to keep the Subleased Premises in good condition to the extent required of Landlord under the Master Lease. Tenant shall pay for all maintenance and repairs of damage to the Subleased Premises caused by the negligence or willful misconduct of Tenant, its servants, agents, invitees or employees or which otherwise is required of Tenant pursuant to the terms of this Sublease.

(b) Landlord and Master Lessor shall have the right to enter upon the Subleased Premises from time to time upon reasonable notice (except in case of emergency and to perform regularly scheduled Building services when no notice is required) in order to inspect the same and to perform any maintenance, repairs, and replacements which it is required to make under the provisions of this Sublease or the Master Lease. Such entry shall in no event be considered a constructive eviction of Tenant. Landlord shall be responsible for any damage to Tenant’s property or the Subleased Premises or injury to persons caused by Landlord’s negligent acts or willful misconduct during any such entry upon the Subleased Premises.

11.	[Reserved.]

12.	CASUALTY AND CONDEMNATION:

In the event of a fire or other casualty affecting the Building or the Subleased Premises, or of a taking of all or a part of the Building under the power of eminent domain, Landlord may exercise any right which may have the effect of terminating the Master Lease without first obtaining the consent of Tenant; provided, that Landlord shall provide prompt notice to Tenant regarding its exercise of any such right. In the event Landlord is entitled, under the Master Lease, to an abatement of rent as a result of a fire or other casualty or as a result of a taking under the power of eminent domain, then Tenant shall be entitled to its pro rata share of such rent abatement.

13.	FIXTURES AND SIGNS:

(a) Tenant shall have the right to install in or place on the Subleased Premises trade or moveable fixtures, or other equipment as it may choose provided such fixtures or equipment do not exceed the weight permitted by the floor structure and comply with the Master Lease. Such trade fixtures, machines, tools, or other equipment shall at all times remain the personal property of Tenant regardless of the manner or degree of attachment thereof to the Subleased Premises and may be removed at any time by Tenant whether at the termination of this Sublease or otherwise, provided, however, that Tenant shall make restoration of the Subleased Premises, the Leased Premises, and the Building in the event that any damage is done thereto in the removal of such property.

(b) Tenant shall not have the right to affix any signs in, on or about the Subleased Premises, the Leased Premises, or the Building without Landlord’s consent (which consent shall not be unreasonably withheld if the consent of Master Lessor has been obtained) and the consent of Master Lessor, if required under the terms of the Master Lease.

14.	DEFAULT; REMEDIES:

(a) Tenant shall be in default hereunder if:

(i) Tenant shall fail to pay any undisputed Rent payment or other charges payable under this Sublease by Tenant following thirty (30) days written notice from Landlord;

(ii) Tenant shall fail to pay any Rent payment or other charges payable under this Sublease by Tenant that was previously disputed but has since been determined by arbitration pursuant to Section 24(j) or mutual agreement between Landlord and Tenant to be owed to Landlord under this Sublease, within fifteen (15) days of such arbitration award or following fifteen (15) days written notice of such mutual agreement;

(iii) (x) two (2) or more disputed Rent payments or other charges payable under this Sublease by Tenant are submitted to arbitration under Section 24(j) during the term of this Sublease, (y) such disputed Rent payments or other charges payable under this Sublease by Tenant are not deposited with a third party escrow agent reasonably acceptable to Landlord and Tenant within five (5) business days following submission to arbitration and (z) the arbitrator(s) finds in each case that the amount claimed by Landlord to be properly payable by Tenant to Landlord under this Sublease is in fact properly payable to Landlord under this Sublease; or

(iv) (x) Landlord notifies Tenant in writing that Tenant is in material breach of one or more of its material covenants (other than payment covenants) under this Sublease and such breach is not cured within thirty (30) days of receipt of such written notice, (y) Landlord submits to arbitration under Section 24(j) such breach or breaches and requests termination as a remedy and (z) the arbitrator(s) determines (A) that Tenant has in fact materially breached one or more material covenants (other than payment covenants) under this Sublease, (B) that such breach or breaches have not been cured and have caused significant harm to Landlord and (C) that termination of this Sublease is an appropriate remedy (after considering other appropriate remedies short of termination).

(b) If Tenant is in default hereunder pursuant to Section 14(a) above, then Landlord shall have the right, in addition to all other rights and remedies available to it at law or in equity, to terminate this Sublease upon written notice to Tenant (at least thirty (30) days written notice in the case of a default under Section 14(a)(iii)) and, on the date specified in such notice, this Sublease and the term hereby demised and all rights of Tenant hereunder shall expire and terminate and Tenant shall thereupon quit and surrender possession of the Subleased Premises to Landlord (x) no later than six (6) months following such termination by Landlord in the event of a default under Section 14(a)(i) through (iii) and (y) no later than nine (9) months following such termination by Landlord in the event of a default under Section 14(a)(iv), in each case, in the condition required in this Sublease, provided that Tenant shall remain bound by the terms and conditions of this Sublease during the time Tenant retains possession of the Subleased Premises following a termination of this Sublease, it being the intention of the parties hereto to create a conditional limitation upon the happening of a default.

(c) In any case in which (i) this Sublease shall have been terminated in accordance with the express provisions of this Sublease or the Master Agreement and (ii) Landlord shall have elected to recover any unpaid Rent or other charges payable under this Sublease by Tenant and any portion of such sum shall remain unpaid, subject to any applicable advance notice or transition provisions set forth herein, in the TSA or in the Master Agreement, Landlord may, without further notice, enter upon and repossess the Subleased Premises, by summary proceedings, ejectment or otherwise, and may dispossess Tenant and remove Tenant and all other persons and property from the Subleased Premises and may have, hold and enjoy the Subleased Premises and the rents and profits therefrom. Landlord may, in its own name, as agent for Tenant if this Sublease has not been terminated, or on its own behalf if this Sublease has been terminated, re-let the Subleased Premises or any part thereof for such term and on such terms (which may include concessions of free rent) as Landlord in its sole discretion may determine. Landlord may, in connection with any such re-letting, cause the Subleased Premises to be redecorated, altered, divided, consolidated with other space or otherwise changed or prepared for re-letting. No re-letting shall be deemed a surrender of the Subleased Premises.

(d) Landlord shall be in default hereunder if Tenant notifies Landlord in writing that Landlord is in material breach of one or more of its material covenants (other than payment covenants) under this Sublease and such breach is not cured within thirty (30) days of receipt of such written notice, (y) Tenant submits to arbitration under Section 24(j) such breach or breaches and requests termination as a remedy and (z) the arbitrator(s) determines (A) that Landlord has in fact materially breached one or more material covenants (other than payment covenants) under this Sublease, (B) that such breach or breaches have not been cured and have caused significant harm to Tenant and (C) that termination of this Sublease is an appropriate remedy (after considering other appropriate remedies short of termination). In the event of Landlord’s default hereunder, Tenant shall have the right to terminate this Sublease in accordance with the provisions of this Section 14(d) upon written notice to Landlord.

(e) If either party institutes a suit against the other party for violation of, or to enforce any covenant, term or condition of, this Sublease, the prevailing party shall be entitled to reimbursement of all of its costs and expenses, including, without limitation, reasonable attorneys’ fees, except to the extent that arbitration is required under Section 24(j) below, in which event fees shall be paid as determined in such arbitration.

15.	ASSIGNMENT; SUBLETTING:

Tenant shall not have the right to assign this Sublease or to sublet the Subleased Premises or any part thereof, without the prior written consent of Landlord; provided that, subject to Section 26 of the Master Agreement, Section 2(c) of this Lease and the prior written consent of Master Lessor, Tenant may assign all or any of its rights and related obligations hereunder to a third party who acquires (i) all or substantially all of the assets of Tenant or (ii) all or substantially all of the assets comprising any significant business unit or division of Tenant that conducts its principal businesses and activities primarily at the Subleased Premises, in each case, without the prior consent of Landlord (provided that any such assignment is made only to a single assignee). Any purported assignment or transfer in violation of the provisions of this Section 15 is null and void and of no force or effect. Notwithstanding anything to the contrary in this Section 15, no assignment or subletting shall release Tenant nor relieve Tenant from its duty to perform fully all of the agreements, covenants, and conditions set forth in this Sublease.

16.	ENVIRONMENTAL COMPLIANCE

The terms and provisions of Article XXXIX (ENVIRONMENTAL COMPLIANCE) of the Master Lease are incorporated herein by reference with the same force and effect as if they were fully set forth herein. Each of Landlord and, to the extent relating to the Subleased Premises, Tenant covenants and agrees to comply with all such terms and provisions incorporated herein by reference except to the extent such terms or provisions are inapplicable, inappropriate, inconsistent with or modified by the provisions of this Sublease.

17.	QUIET ENJOYMENT:

So long as Tenant is not in default hereunder beyond the expiration of any applicable notice or cure periods, Tenant may, subject to the terms and conditions of the Master Lease, freely, peaceably and quietly occupy and enjoy the rights granted under this Sublease free from any molestation from Landlord or anyone acting by, through or under Landlord.

18.	SURRENDER:

(a) Except as otherwise provided in Section 2(c) or 14(b), upon the expiration or other termination of the Term, Tenant shall, without notice from Landlord, quit and surrender to Landlord the Subleased Premises, vacant, broom-clean, and in the condition required under the Master Lease. In addition, Tenant shall remove all of its personal property located at or in the Subleased Premises or elsewhere in the Leased Premises or the Building. Any damage caused to the Subleased Premises, the Premises or any other portions of the Building as a result of the removal of Tenant’s personal property shall be repaired by Tenant at its sole cost and expense. Tenant’s obligation to observe or perform this covenant shall survive the expiration or sooner termination of the Term.

(b) Except for any applicable transition periods pursuant to the Transition Rights, which for purposes of this Section 18(b) shall not be considered a hold over by Tenant, if Tenant shall hold over and remain on the Subleased Premises or fail to remove any of its personal property beyond the expiration or earlier termination of this Sublease, such holding over shall not be deemed to be an extension of this Sublease, and, in addition to any rights Landlord may have under the terms of this Sublease, or at law or in equity, Landlord shall be entitled to recover any and all damages including, without limitation, any out-of-pocket costs associated with any repairs, replacements, removal of property or other similar costs, but excluding any special, indirect, consequential or exemplary damages and any loss of business or profits, whether or not foreseeable) suffered by Landlord as a result of Tenant’s holding over, and Tenant shall also be obligated to pay to Landlord a per diem amount based on an annual rate equal to two hundred percent (200%) of the Rent payable on the date immediately preceding such holdover for each day thereafter that Tenant remains in occupancy of the Subleased Premises. Subject to the parenthetical in the immediately preceding sentence regarding the scope of damages, Tenant shall indemnify and hold Landlord harmless from any liability, loss, costs and expenses, including, but not limited to reasonable attorneys’ fees and holdover rent and/or other charges payable to Master Lessor for Landlord holding over in the Leased Premises, arising out of such holding over by Tenant.

19.	INDEMNITY:

(a) To the extent permitted by law, Tenant agrees to indemnify, defend and hold harmless Landlord and Landlord’s affiliates and their respective officers, directors, affiliates, employees and agents, and the predecessors, successors and permitted assigns of Landlord, from and against any and all third party actions, claims and demands (and reasonable costs and expenses, including reasonable attorneys’ fees, incurred by Landlord by reason of such third party actions, claims and demands) (collectively, “Claims”), arising out of Tenant’s use and occupancy of the Subleased Premises, the Leased Premises and the Building the undertaking by Tenant of any alterations or repairs to any portion of the Building or Tenant’s equipment, the conduct of Tenant’s business in the Building, any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed under this Sublease, or any willful or negligent act of Tenant, its agents or employees in or about the Building, but excluding any Claims resulting from the willful misconduct or negligence of Landlord or Landlord’s agents or employees.

(b) To the extent permitted by law, Landlord agrees to indemnify, defend and hold harmless Tenant and Tenant’s affiliates and their respective officers, directors, affiliates, employees and agents, and the predecessors, successors and permitted assigns of Tenant, from and against any and all Claims arising out of Landlord’s use and occupancy of the Leased Premises, the undertaking by Landlord of any alterations or repairs to the Leased Premises or equipment, the conduct of Landlord’s business on the Leased Premises, any breach or default on the part of Landlord in the performance of any covenant or agreement on the part of Landlord to be performed under this Sublease or any willful or negligent act of Landlord, its agents or employees on or about the Leased Premises, but excluding any Claims resulting from the willful misconduct or negligence of Tenant or Tenant’s agents or employees.

20.	BROKERAGE:

Tenant and Landlord each represents and warrants that it has dealt with no broker, agent or other person in connection with this Sublease and that no broker, agent or other person brought about this transaction. Landlord and Tenant each agrees to indemnify and hold the other harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with the indemnifying party with regard to this Sublease. The provisions of this Section 20 shall survive the expiration or earlier termination of this Sublease.

21.	NOTICE:

(a) All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission (with receipt acknowledged) or mailed (registered or certified mail, return receipt requested) to the parties at the following addresses or facsimile numbers:

If to Tenant:

Westwood One, Inc.
40 West 57th Street, 15th Floor
New York, New York 10019
Attention: General Counsel
Telecopy: (212) 641-2198

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, California 90071
Attention: Brian J. McCarthy, Esq.
Telecopy: (213) 687-5600

If to Landlord:

CBS News Inc.
2020 M Street, NW
Washington, DC 20036
Attention: Fred Schneider
Telecopy: (202) 457-1519

with a copy to each of:

CBS Radio Inc.
1515 Broadway, 46th Floor
New York, New York 10036
Attention: Chairman & CEO
Telecopy: (212) 846-2342

CBS Corporation
51 West 52 Street
New York, New York 10019
Attention: General Counsel
Telecopy: (212) 975-4215

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153

Attention:	Howard Chatzinoff, Esq.
Michael Lubowitz, Esq.
Telecopy: (212) 310-8007

(b) All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 21, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 21, be deemed given upon confirmation of transmission, and (iii) if delivered by mail in the manner described above to the address as provided in this Section 21, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section 21). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

22.	SUBORDINATION:

(a) The rights of Tenant under this Sublease shall be and are subject and subordinate at all times to all ground leases, and/or underlying leases, if any, now or hereafter in force against the Building or the land on which the Building sits (a “Ground Lease”), and to the lien of any mortgage or mortgages now or hereafter in force against such Ground Lease, the Building and/or the land on which the Building sits, and to all advances made or hereafter to be made upon the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof (a “Mortgage”). This Section is self-operative and no further instrument of subordination shall be required. However, in confirmation of such subordination Tenant shall promptly execute such reasonable further instruments as may reasonably be requested by Landlord or Master Lessor.

(b) Landlord hereby represents that, to the best of its knowledge and as of the date of this Sublease, there are no Ground Leases or Mortgages in effect.

23.	FORCE MAJEURE:

A party hereto will not have any liability to the other party hereto if performance by such party hereunder shall be prevented, interfered with or omitted because of labor dispute, failure of facilities, act of God, government or court action, or any other similar or dissimilar cause beyond the control of the party so failing to perform hereunder.

24.	MISCELLANEOUS:

(a) Entire Agreement.  This Sublease and the New Transaction Documents (as defined in the Master Agreement) and the exhibits and schedules hereto and thereto, embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understandings relating to the matters provided for herein.

(b) Waiver.  Any term or condition of this Sublease may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Sublease, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Sublease on any future occasion. No failure or delay on the part of a party in exercising any right or power under this Sublease shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. All remedies, either under this Sublease or by law or otherwise afforded, will be cumulative and not alternative.

(c) Amendment.  This Sublease may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto and shall be subject to the provisions of the Master Lease and the prior written consent of Master Lessor, as applicable.

(d) No Third-Party Beneficiary.  The terms and provisions of this Sublease are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

(e) Binding Effect.  This Sublease shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(f) Headings.  The headings used in this Sublease have been inserted for convenience of reference only and do not define or limit the provisions hereof.

(g) Invalid Provisions.  If any provision of this Sublease is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Sublease will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Sublease will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Sublease will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Sublease a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

(h) Affiliate.  When used in this Sublease the term “affiliate” shall have the meaning assigned to such term in Rule 405 promulgated under the Securities Act of 1933, as amended; provided that, with respect to any affiliates of Landlord, such term shall mean CBS Corporation and the controlled affiliates of CBS Corporation.

(i) Governing Law.  This Sublease shall be governed by and construed in accordance with the laws of the District of Columbia, its rules of conflict of laws notwithstanding.

(j) Arbitration.  Any dispute, controversy or claim arising out of or relating to this Sublease or the breach, termination or validity thereof (“Dispute”), shall on the demand of any party be finally and exclusively resolved by arbitration in accordance with the then-prevailing JAMS Comprehensive Arbitration Rules and Procedures as modified herein (the “Rules”); provided, however, that any party hereto shall have the right to seek injunctive relief against the other party hereto in the courts of New York, New York, prior to the resolution of any Dispute by arbitration in accordance with this Section 24(j). There shall be three (3) neutral arbitrators of whom each party shall select one. The claimant shall select its arbitrator in its demand for arbitration and the respondent shall select its arbitrator within thirty (30) days after receipt of the demand for arbitration. The two arbitrators so appointed shall select a third arbitrator to serve as chairperson within fourteen days of the designation of the second of the two arbitrators. If any arbitrator is not timely appointed, at the request of any party such arbitrator shall be appointed by JAMS pursuant to the listing, striking and ranking procedure in the Rules. The place of arbitration shall be New York, New York. The arbitral tribunal shall be required to follow the law of the State of New York. The arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitral tribunal. Judgment upon any award may be entered in any court having jurisdiction.

(k) Counterparts.  This Sublease may be executed in counterparts and by facsimile signature, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(l) Expenses.  Each of Landlord and Tenant shall bear its own expenses relating to this Sublease whether or not the Closing (as defined in the Master Agreement) is consummated.

(m) No Conflict with Other Agreements.  Landlord represents and warrants to Tenant that Landlord’s execution and delivery of this Sublease and the performance by Landlord of its obligations under do not and will not constitute a breach or default under any other agreement to which Landlord is a party.

[Signature Page Follows]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Sublease as of the date first written above.

CBS NEWS INC.

By:
Name:

Title:

WESTWOOD ONE, INC.

By:
Name:

Title:

Acknowledged, as of the date first written above, by:

CBS RADIO INC.

By:
Name:

Title:

Signature Page to 2000 M Street Sublease

[Exhibits are intentionally omitted.]

EXHIBIT J

MUTUAL GENERAL RELEASE AND COVENANT NOT TO SUE

I.	PARTIES

This Mutual General Release and Covenant Not to Sue (this “Release Agreement”) is entered into as of [          ], 200[  ], by and among the following parties (individually a “Party” and collectively the “Parties”)1:

A. CBS Radio Inc., a Delaware Corporation, together with its present and former officers and directors and subsidiaries, affiliates and divisions, and their respective Related Entities2 (collectively, “CBS”); and

B. Westwood One, Inc., a Delaware Corporation, together with its present and former officers and directors and subsidiaries, affiliates and divisions, and their respective Related Entities (collectively “Westwood One”).

II.	RECITALS

This Release Agreement is made with reference to the following facts:

A. Westwood One and CBS (or certain of their respective affiliates) are parties to various agreements including, without limitation, the following agreements (collectively, the “Existing Agreements”).

1. Management Agreement, dated as of March 30, 1999, as amended by the Letter Agreement (the “Letter Agreement”), dated as of April 15, 2002 (the “Management Agreement”);

2. Amended and Restated Representation Agreement, dated as of March 30, 1999, as amended by the Letter Agreement (the “Representation Agreement”);

3. Trademark License Agreement, dated as of March 30, 1999, as amended by the Letter Agreement (the “License”);

4. News Programming Agreement, dated as of March 30, 1999, as amended by the Letter Agreement (the “Programming Agreement”);

5. Technical Services Agreement, dated as of March 30, 1999, as amended by the Letter Agreement the (“Services Agreement”); and

6. Multiple affiliation agreements (written and oral) between radio stations owned and operated by CBS Radio or CBS affiliates, or their respective predecessors, as more particularly described in the Representation Agreement (collectively, the “Affiliation Agreements”).

B. Pursuant to the Management Agreement, CBS has been responsible for providing management services and personnel (including the Chief Executive Officer) to Westwood One since 1994.

C. Pursuant to certain of the Existing Agreements and other arrangements and agreements, whether in writing or otherwise, CBS and its affiliates have provided products and services to Westwood One in exchange for Westwood One providing products, services and payments to CBS.

D. The Parties intend to include within the scope of this Release Agreement all matters that in any way relate to or arise out of:

1. Any act or failure to act by CBS in connection with the Management Agreement or the provision of management services at any time prior to the moment this Release Agreement is executed by the Parties (collectively, the “Management Claims”);

2. Any act or failure to act by CBS or Westwood One in connection with the provision of products and services pursuant to the Existing Agreements (other than the Management Agreement) or any other agreements or arrangements, whether in writing or otherwise, at anytime prior to the moment this Release Agreement is executed by the Parties (collectively, the “Services Claims”);

1 Any references to “Party” or “Parties” hereinafter shall also include the Party’s or Parties’ Related Entities.
2 For purposes of this Release, the “Related Entities” of any Party shall mean the Party’s successors, predecessors, assignees, heirs, legatees, devisees, executors, administrators, legal representatives, consultants, officers and directors; and any other representative, person or entity claiming by, through or under the Party.

3. Any act or failure to act by CBS that involves CBS competing or allegedly competing with Westwood One whether or not in breach or violation of the Management Agreement or any other Existing Agreement (collectively, the “Competition Claims”);

4. Any amounts owed by Westwood One to CBS, or owed by CBS to Westwood One, for the performance of services or provision of products under the Existing Agreements or any other agreements or arrangements, whether in writing or otherwise, other than ordinary course trade payables or receivables not yet due as of the date hereof and as described on Schedule 13 (the “Excluded Amounts”), at any time prior to the moment this Release Agreement is executed by the Parties (collectively the “Payment Claims”);

5. Any other act or failure to act by CBS at any time prior to the moment this Release Agreement is executed by the Parties (collectively, the “Other Claims Against CBS” and together with the Management Claims, the Competition Claims, all Service Claims of Westwood One against CBS and all Payment Claims of Westwood One against CBS, the “Disputed CBS Matters”); and

6. Any other act or failure to act by Westwood One at any time prior to the moment this Release Agreement is executed by the Parties (collectively, the “Other Claims Against Westwood One” and together with any Services Claims of CBS against Westwood One and any Payment Claims of CBS against Westwood One, the “Disputed Westwood One Matters”);

provided, however, that the scope of this Release Agreement shall not include any matters that in any way relate to or arise out of (i) any indemnification claims pursuant to the Existing Agreements resulting from third party claims (which claims shall be resolved in accordance with the terms of the applicable Existing Agreements) or (ii) the breach of any agreements in effect on the date hereof between any affiliates of CBS Corporation other than in connection with the CBS radio business, on the one hand, and Westwood One, Inc. and its affiliates, on the other hand.

E. The Parties intend to include within the scope of this Release Agreement all known or presently unknown, suspected or unsuspected, contingent or fixed complaints, grievances, allegations, demands, liabilities, losses, obligations, promises, damages, costs, expenses (including, without limitation, attorneys’ fees), lawsuits, actions (in law, equity or otherwise), causes of action, rights and privileges of whatever kind, except for the Excluded Amounts and the third party claims referred to in the last paragraph of Section II.D.6. above, which:

1. CBS may have or ever come to have against Westwood One that in any way relate to or arise out of the Disputed Westwood One Matters, including the Unknown CBS Injury Risk and Unknown CBS Magnitude Risk, as defined below, but excluding the Excluded Amounts and the third party claims referred to in the last paragraph of Section II.D.6. above (collectively referred to as the “CBS Claims”); or

2. Westwood One may have or ever come to have against CBS and that in any way relate to or arise out of the Disputed CBS Matters, including the Unknown Westwood One Injury Risk and Unknown Westwood One Magnitude Risk, as defined below, but excluding the Excluded Amounts and the third party claims referred to in the last paragraph of Section II.D.6. above (collectively referred to as the “Westwood One Claims”).

F. Concurrently with the execution of this Release Agreement, the Parties have entered into certain new agreements that, when effective, among other things, will terminate certain of the Existing Agreements and amend and restate certain other Existing Agreements (collectively, the “New Agreements”).

G. This Release Agreement is a condition precedent to the entry into and the effectiveness of the New Agreements.

H. It also shall be a condition precedent to the effectiveness of the New Agreements and this Release Agreement that the stockholders of Westwood One approve the New Agreements and this Release Agreement by a vote of stockholders representing a majority of the shares of the Common Stock and Class B Stock of Westwood One, which are not owned by CBS or its affiliates (provided the shares owned by CBS will count toward the determination of a quorum), voting together as a single class, represented in person or proxy at a meeting of stockholders (“Stockholder Approval”).

3 Schedule to be completed at closing.

III.  RELEASES

A. CBS: Release of Westwood One.  In consideration of the terms and provisions of this Release Agreement and the New Agreements, and subject to Stockholder Approval, CBS shall, and hereby does, relieve, release and forever discharge Westwood One of and from any and all CBS Claims.

B. Westwood One Parties: Release of CBS.  In consideration of the terms and provisions of this Release Agreement, the New Agreements and subject to Stockholder Approval, Westwood One shall, and hereby does, relieve, release and forever discharge CBS of and from any and all Westwood One Claims.

C. Unknown Claims and Risks Released by CBS.  It is understood by CBS that there is a risk that after the execution of this Release Agreement, CBS may incur or suffer losses, damages or injuries that are included within the definition of CBS Claims, but that are unknown or unanticipated, for whatever reason, at the time of the execution of this Release Agreement (“Unknown CBS Injury Risk”). Further, it is understood by CBS that there is a risk that loss or damage to CBS presently known may be or become, for whatever reason, greater than CBS now expects or anticipates (“Unknown CBS Magnitude Risk”). CBS understands, accepts and assumes both the Unknown CBS Injury Risk and the Unknown CBS Magnitude Risk and intends that the releases contained herein shall apply to all unknown and unanticipated losses, damages or injuries included with the definition of CBS Claims, as well as those known and anticipated.

D. Unknown Claims and Risks Released by Westwood One.  It is understood by Westwood One that there is a risk that after the execution of this Release Agreement, Westwood One may incur or suffer losses, damages or injuries that are included within the definition of Westwood One Claims, but that are unknown or unanticipated, for whatever reason, at the time of the execution of this release (“Unknown Westwood One Injury Risk”). Further, it is understood by Westwood One that there is a risk that loss or damage to Westwood One presently known may be or become, for whatever reason, greater than Westwood One now expects or anticipates (“Unknown Westwood One Magnitude Risk”). Westwood One understands, accepts and assumes both the Unknown Westwood One Injury Risk and the Unknown Westwood One Magnitude Risk and intends that the releases contained herein shall apply to all unknown and unanticipated losses, damages or injuries included with the definition of Westwood One Claims, as well as those known and anticipated.

E. The Parties intend and agree that the releases set forth in this Release Agreement shall be effective as a bar to any and all currently unsuspected, unknown or partially known claims within the scope of their express terms and provisions, other than the Excluded Amounts. Accordingly, the Parties hereby expressly waive any and all rights and benefits conferred upon them by the provisions of Section 1542 of the California Civil Code and all similar provisions of the laws of any other state, territory or other jurisdiction. Section 1542 reads in pertinent part:

“A general release does not extend to claims that that creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him may have materially affected his settlement with the debtor.”

The Parties hereby acknowledge that the foregoing waiver of the provisions of Section 1542 of the California Civil Code and all similar provisions of the laws of any other state, territory or other jurisdiction was separately bargained for and that they would not enter into this Release Agreement unless it included a broad release of all unknown claims, including specifically any claim of fraud or misrepresentation in the inducement of this Release Agreement. The Parties expressly agree that all release provisions shall be given full force and effect in accordance with each and all of their express terms and provisions, including those terms and provisions relating to unknown, unsuspected or future claims, demands and causes of action. The Parties each assume for themselves the risk of the subsequent discovery or understanding of any matter, fact or law, that if now known or understood, would in any respect have affected its entering into this Release Agreement.

F. The Parties agree that this Release Agreement shall be effective immediately and automatically following Stockholder Approval without any further act and shall have no effect if Stockholder Approval is not obtained.

IV.	COVENANT NOT TO SUE

A. General Covenant Not to Sue.

1. Subject to the exceptions set forth in Section IV.D. below, CBS agrees that it will forever refrain and forbear from commencing, instituting or prosecuting any lawsuit, action or other proceeding, in law, equity, admiralty or otherwise, or from inducing others to do so against Westwood One, which in any way arise out of or relate to any of the

CBS Claims including, but not limited to, an action claiming that this Release Agreement, or any portion thereof, was fraudulently induced.

2. Subject to the exceptions set forth in Section IV.D. below, Westwood One agrees that it will forever refrain and forbear from commencing, instituting or prosecuting any lawsuit, action or other proceeding, in law, equity, admiralty or otherwise, or from inducing others to do so against CBS, which in any way arise out of or relate to any of the Westwood Claims, including, but not limited to, an action claiming that this Release Agreement, or any portion thereof, was fraudulently induced.

B. Attorneys’ Fees.  The Parties agree further that in the event any Party breaches this Covenant Not to Sue, the breaching Party, or in the case of a breach by any of a Party’s Related Entities, the Party to whom the breaching Related Entity is related, shall pay any and all reasonable costs, expenses and attorneys’ fees actually incurred by any non-breaching Party and by any of such non-breaching Party’s Related Entities, in defending or otherwise responding to or participating in any such action or proceeding.

C. Injunctive Relief.  The Parties acknowledge and agree that monetary damages alone are inadequate to compensate any Party for injury caused or threatened by a breach of this Release Agreement and that any Party by whom this Release Agreement is enforceable shall be entitled to apply for specific performance, injunctive relief (in the form of both a temporary restraining order and a preliminary injunction) and/or any other equitable remedy necessary or appropriate to protect the Party’s rights hereunder (“Equitable Relief”). Such Party may, in its sole discretion, apply to a court of competent jurisdiction for such Equitable Relief in order to enforce this Release Agreement or prevent any violation hereof. Nothing contained in this paragraph, however, shall be interpreted or construed to prohibit or in any way limit the right of any non-breaching Party to obtain, in addition to Equitable Relief, an award of monetary damages against any person or entity breaching this Covenant Not to Sue or this Release Agreement.

D. Exceptions.  The following specific matters are excepted from this Release Agreement and the Covenant Not to Sue:

1. All claims of a Party resulting from a breach by any other Party of any representations or warranties contained in this Release Agreement or any of the New Agreements or any of the agreements or documents executed or delivered in connection with the transactions contemplated by any of the foregoing;

2. All claims of a Party resulting from a breach or failure to perform by any other Party of any covenants contained in this Release Agreement or any of the New Agreements, or any of the agreements or documents executed in connection with the transactions contemplated by any of the foregoing;

3. Any claim related to the Excluded Amounts brought by any Party;

4. Any claim or matter referred to in the proviso in Section II.D.6. above;

5. Any claim brought by a stockholder of any Party in his capacity as a stockholder; and

6. Any claim that a present or former officer or director of CBS Radio (or its affiliates) or Westwood One (or its affiliates) may have with respect to indemnification or insurance in his capacity as such an officer or director.

V.	ADDITIONAL COVENANTS

A. Non-Assistance.  The Parties further agree that they will not affirmatively assist any other person or entity in litigation or other proceedings against each other to the extent such litigation or proceedings relate to the Disputed CBS Matters or the Disputed Westwood One Matters. Nothing herein, however, precludes the Parties from obeying lawful process or cooperating with or making disclosures that may be requested or required by the Securities and Exchange Commission or any court or regulatory agency or body. In the event a Party is served or otherwise provided with a subpoena and/or any other request for information and/or documents (“Request For Information”) regarding or related to any of the other Parties hereto, the Party receiving such subpoena and/or Request For Information hereby agrees (subject to any limitations imposed by law, court or regulatory order or rule or regulation) to provide notice immediately of such occurrence pursuant to the Notices provision contained in this Release Agreement. The Notice shall include a copy of the subpoena and/or Request For Information together with any other document(s) that accompanied such subpoena and/or Request For Information.

B. Proxy Statement.  Westwood One shall include a proposal to obtain Stockholder Approval in a proxy statement to be delivered in connection with a meeting of stockholders (the “Proxy Statement”). The Proxy Statement shall include such disclosure about this Release Agreement and the New Agreements as the Audit Committee and the

independent directors of the Board of Directors of Westwood One deem appropriate, and such disclosure shall not be subject to the approval of CBS or any officers or directors of Westwood One employed, or otherwise affiliated, with CBS.

VI.	REPRESENTATIONS AND WARRANTIES

A. Independent Legal Advice.  Each of the Parties represents, warrants and agrees that it has received independent legal advice from its attorneys with respect to the advisability of executing this Release Agreement. Accordingly, any rule of law, or any legal decision, that would require interpretation of any claimed ambiguities in this Release Agreement against the Party that drafted it has no application and is expressly waived. The provisions of this Release Agreement shall be interpreted in a reasonable manner to effect the intent of the Parties.

B. Factual Investigation.  Each of the Parties represents, warrants and agrees that it has made such investigation of the facts pertaining to the claims it has released hereby and other matters contained in or relating to this Release Agreement as it deems necessary or desirable.

C. No Assignment.  Each of the Parties represents and warrants that there has been no assignment to any person or entity whatsoever of claims released by that Party pursuant to this Release Agreement. Each of the Parties further agrees that it will not assign any claim released by that Party pursuant to this Release Agreement to any person or entity whatsoever and any attempted assignment of any such claim shall be void and unenforceable.

D. Authority.  Each of the Parties represents, warrants and agrees that it has the full right and authority to enter into this Release Agreement, and that the person executing this Release Agreement on its behalf has the full right and authority to fully commit and bind such Party.

VII.  GENERAL

A. Affiliate.  When used in this Release Agreement the term “affiliate” shall have the meaning assigned to such term in Rule 405 promulgated under the Securities Act of 1933, as amended; provided that, with respect to any affiliates of CBS, such term shall mean the controlled affiliates of CBS Corporation.

B. No Admissions.  Each of the Parties hereto expressly agrees and acknowledges that this Release Agreement represents a settlement of disputed claims and that, by entering into this Release Agreement, no Party hereto admits or acknowledges the existence of any claim or wrongdoing on its part.

C. Full Integration.  This Release Agreement contain the final written expression and the complete and exclusive statement of all of the agreements, conditions, promises, representations and covenants between the Parties with respect to the subject matter hereof, and supersede all prior or contemporaneous agreements, negotiations, representations, understandings and discussions between and among the Parties, their respective representatives and any other person or entity, with respect to the subject matter covered hereby or thereby. Any amendment to this Release Agreement must be in writing, must specifically refer to this Release Agreement, and must be signed by duly authorized representatives of each of the Parties.

D. Counterparts.  This Release Agreement may be executed, including by facsimile, in any number of counterparts by the Parties, and when each Party has signed and delivered at least one (1) such counterpart to the other Party, each counterpart shall be deemed an original and, taken together, shall constitute one and the same Release Agreement that shall be binding and effective as to all the Parties.

E. New York Law Governs.  This Release Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, notwithstanding conflicts of laws rules.

F. Headings.  The headings to the paragraphs of this Release Agreement are inserted for convenience only and will not be deemed a part hereof or affect the construction or interpretation of the provisions hereof.

G. Survival of Warranties.  All representations, warranties and covenants contained in this Release Agreement shall survive its execution, effectiveness and delivery.

H. Notices.  Unless otherwise provided herein, all notices, demands, requests, claims and other communications hereunder shall be in writing and may be given by any of the following methods: (a) personal delivery; (b) facsimile transmission; (c) registered or certified mail, postage prepaid, return receipt requested; or (d) internationally recognized overnight courier service. Such notices and communications shall be sent to the appropriate Party at its address or facsimile number given below or at such other address or facsimile number for such as shall be specified by notice given hereunder (and shall be deemed given upon receipt by such Party or upon actual delivery to the appropriate address, or, in case of a facsimile transmission, upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip that the number of pages constituting the notice have been transmitted without error; in the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for below, provided, however, that such mailing shall in no way alter the time at which the facsimile notice is deemed received):

If to Westwood One to:

Name:     Westwood One, Inc.

Address:	40 West 57th Street, 15th Floor
New York, New York 10014
Attention:     Legal Dept.
Fax No.:     (212) 641-2198

with a copy (which shall not constitute notice) to:

Name:	Brian J. McCarthy
Skadden, Arps, Slate, Meagher & Flom LLP

Address:	300 S. Grand Avenue, Suite 3400
Los Angeles, CA 90071
Fax No.:     (213) 687-5600

If to CBS to:

Name:     CBS Radio Inc.

Address:	1515 Broadway, 46th Floor
New York, New York 10036
Fax No.:     (212) 846-2342
Attention:     Chairman & CEO

with copies (which shall not constitute notice) to:

Name:     CBS Corporation

Address:	51 West 52 Street
New York, New York 10019
Fax No.:     (212) 975-4215
Attention:     General Counsel

Name:     Weil, Gotshal & Manges LLP

Address:	767 Fifth Avenue
New York, New York 10153
Fax No.:     (212) 310-8007

Attention:	Howard Chatzinoff
Michael Lubowitz

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have approved and executed this Release Agreement as of the date first written above.

EXECUTED by the Parties as follows:

CBS RADIO INC.

By:
Name:

Title:

WESTWOOD ONE, INC.

By:
Name:

Title:

Signature Page to Mutual General Release and Covenant Not to Sue

. NNNNNNNNNNNN NNNNNNNNNNNNNNN C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 NNNNNNNNN ADD 6 Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposals — The Board of Directors recommends a vote FOR all nominees in Proposal 1 and FOR Proposals 2 and 3. 1. Election of Class I Directors: For Withhold For Withhold For Withhold + 01 — Norman J. Pattiz 02 — Joseph B. Smith 03 — Peter Kosann For Against Abstain For Against Abstain 2. Ratification of the selection of PricewaterhouseCoopers LLP 3. Approval of the Master Agreement between the Company as the independent registered public accounting firm of the and CBS Radio Inc. and the other definitive agreements with Company for the fiscal year ending December 31, 2007. CBS attached as exhibits to the Master Agreement. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below IMPORTANT: In signing this proxy, please sign your name or names on the signature line in the same way as indicated on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT OWNER MUST SIGN. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNN3 2 A V 0 1 5 9 4 3 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + <STOCK#> 00THFB

3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — Westwood One, Inc. Proxy for Annual Meeting of Shareholders for Holders of Common Stock THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WESTWOOD ONE, INC. The undersigned shareholder of Westwood One, Inc., a Delaware corporation (the “Company”), hereby appoints Gary Yusko and David Hillman as the undersigned’s attorneys, agents and proxies, each with full power of substitution to attend and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on February 12, 2008 at 9:00 a.m., Pacific Time, at the Company’s offices located at 8965 Lindblade Street, Culver City, CA 90232-2689 and any adjournments thereof, and to represent and vote as designated on the reverse side all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the Annual Meeting. Whether or not direction is made, this proxy, when properly executed, will be voted as recommended by the Board of Directors or, if no recommendation is given, at the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or postponement thereof. If no choice is specified on the reverse side, the proxy will be voted as to all shares of the undersigned FOR the election of all nominees for directorship listed on the reverse side and FOR proposals 2 and 3. The proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Annual Meeting and hereby ratifies and confirms all that the proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation of this proxy, the proxies are authorized to vote in accordance with their discretion. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

. NNNNNNNNNNNN NNNNNNNNNNNNNNN C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 NNNNNNNNN ADD 6 Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposals — The Board of Directors recommends a vote FOR all nominees in Proposal 1 and FOR Proposals 2 and 3. 1. Election of Class I Directors: For Withhold For Withhold + 01 — Norman J. Pattiz 02 — Peter Kosann For Against Abstain For Against Abstain 2. Ratification of the selection of PricewaterhouseCoopers LLP 3. Approval of the Master Agreement between the Company as the independent registered public accounting firm of the and CBS Radio Inc. and the other definitive agreements with Company for the fiscal year ending December 31, 2007. CBS attached as exhibits to the Master Agreement. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below IMPORTANT: In signing this proxy, please sign your name or names on the signature line in the same way as indicated on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT OWNER MUST SIGN. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNN2 2 A V 0 1 5 9 4 3 3 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + <STOCK#> 00TJ3A

3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — Westwood One, Inc. Proxy for Annual Meeting of Shareholders for Holders of Class B Stock THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WESTWOOD ONE, INC. The undersigned shareholder of Westwood One, Inc., a Delaware corporation (the “Company”), hereby appoints Gary Yusko and David Hillman as the undersigned’s attorneys, agents and proxies, each with full power of substitution to attend and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on February 12, 2008 at 9:00 a.m., Pacific Time, at the Company’s offices located at 8965 Lindblade Street, Culver City, CA 90232-2689 and any adjournments thereof, and to represent and vote as designated on the reverse side all of the shares of Class B Stock of the Company that the undersigned would be entitled to vote if personally present at the Annual Meeting. Whether or not direction is made, this proxy, when properly executed, will be voted as recommended by the Board of Directors or, if no recommendation is given, at the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or postponement thereof. If no choice is specified on the reverse side, the proxy will be voted as to all shares of the undersigned FOR the election of all nominees for directorship listed on the reverse side and FOR proposals 2 and 3. The proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Annual Meeting and hereby ratifies and confirms all that the proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation of this proxy, the proxies are authorized to vote in accordance with their discretion. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.